UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2009

Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund	Nuveen Santa Barbara Growth Opportunities Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

September 21, 2009

Nuveen Investments	1

Fund Merger and Management Consolidation

Effective June 26, 2009, the Nuveen Rittenhouse Growth Fund was merged into the Nuveen Santa Barbara Dividend Growth Fund. The Funds’ Board of Trustees had determined that the merger was in the best interest of each Fund, and the merger was approved by the shareholders of the Nuveen Rittenhouse Growth Fund. Benefits cited by the Board included the potential for lower management fees and net operating expenses.

Prior to the merger, both Funds invested primarily in large-capitalization U.S. stocks and followed a conservative growth philosophy centered on owning companies with quality earnings and earnings growth potential. The primary differences between the Funds were that (i) the Nuveen Santa Barbara Dividend Growth Fund, unlike the Nuveen Rittenhouse Growth Fund, emphasized companies that pay tax-advantaged dividends, (ii) the Nuveen Santa Barbara Dividend Growth Fund invested in companies that exhibit both growth and value characteristics, while the Nuveen Rittenhouse Growth Fund focused primarily on growth stocks, and (iii) the Nuveen Santa Barbara Dividend Growth Fund had the ability to invest a higher percentage of its net assets in non-U.S. securities than the Nuveen Rittenhouse Growth Fund. The merged Funds will pursue the investment objectives and strategies of the Nuveen Santa Barbara Dividend Growth Fund.

In addition to the Fund merger, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. have been consolidated with Santa Barbara Asset Management, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. and an affiliate of Rittenhouse Asset Management, Inc.

2	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature portfolio management by Santa Barbara Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc.

The Dividend Growth Fund is managed by James Boothe, CFA. Jim has more than 20 years of investment management experience, and has managed the Fund since its inception in 2006.

The Growth Fund is co-managed by Michael Mayfield, Jim Boothe, George Tharakan, CFA, and Britton Smith, CFA. Mike Mayfield is Santa Barbara’s Chief Investment Officer and has more than 20 years of investment management experience. George Tharakan serves as Santa Barbara’s Director of Research and has more than ten years of investment management experience. Britton Smith also serves as a research analyst with Santa Barbara and has more than ten years of industry experience. Michael, Jim, George and Britton have co-managed the Growth Fund since its inception in 2006.

The Growth Opportunities Fund has been managed by George Tharakan since its inception in 2006.

We recently spoke with Jim, Mike, George, and Britton about general market conditions, key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2009.

What were the general market conditions during the twelve-month reporting period?

This period was among the most volatile in the history of the capital markets. Equity markets across the globe fell sharply in the fall of 2008 as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. government engaged in one of the most dramatic market interventions in years and placed both the Federal National Mortgage Association (FannieMae) and the Federal Home Loan Mortgage Corporation (FreddieMac) into receivership. In September 2008, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the independent broker/dealer model. The following months included major financial

Nuveen Investments	3

write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

As the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of July, the 2009 year-to-date returns of these two equity indices were a positive 10.97% and 18.3%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 51.3% in the first seven months of 2009.

In an effort to improve overall conditions, the Federal Reserve lowered the fed funds rate from 2.00% on August 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in U.S. agency mortgage-backed securities to bolster the housing market. Additionally, the U.S. government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

By the end of the second quarter of 2009, some positive economic signals were beginning to emerge. Many major banks found the necessary capital for them to repay the assistance received under the Troubled Asset Relief Program (TARP). By the end of the period, the domestic equity market, as measured by the S&P 500 Index, had rocketed up about 45% from the lows experienced in March. Ten-year government bond yields had come off their multi-decade lows as well.

How did the Funds perform during the twelve-month period ended July 31, 2009?

The table on page nine provides performance information for the Funds (Class A Shares at net asset value) for the one-year and since inception periods ended July 31, 2009. The table also compares the Funds’ returns to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund had a negative absolute return for the period, but nevertheless outperformed both of the comparative indexes for the twelve months ended July 31, 2009.

Santa Barbara’s investment philosophy for this Fund is to provide an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to

4	Nuveen Investments

large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, and 3) a focus on companies growing their dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across several different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials, and energy.

The Dividend Growth portfolio outperformed on a relative basis for the one-year period primarily due to strong stock selection in all sectors of the S&P 500 Index except information technology and health care. Market conditions were mostly negative during the second half of 2008 and the first part of 2009, and then rebounded in the last several months of the period. The portfolio’s average relative overweight position in the financial sector, which was the worst performing sector of the S&P 500 Index for the period under review, did not hurt overall results primarily due to good stock selection within that area. In the information technology sector, the portfolio’s average comparative underweight position detracted from overall performance because that was one of the better performing sectors of the S&P 500 Index.

Lorillard was one of the Fund’s better performers due to a good earnings growth and cost controls. The number of cigarettes sold of the flagship Newport brand increased year over year, and led to an increase in market share overall and as well as specifically in the menthol category. Maverick, a new mid-priced cigarette, performed better than expected, growing volume by double digits for the last two years. The federal excise tax increase was successfully passed through by all major cigarette distributors. This relieved some of the regulatory issues associated with the stock since the tax increase was less than it could have been.

YUM Brands was one of the better performers in the portfolio due to continued execution of international sales growth strategies. Results in China continued to impress, with management citing the growing middle class to explain why they believe this progress is sustainable. Management recently reiterated its 10% EPS growth estimate for 2009, which would mark the eighth year in a row of double digit EPS growth for the firm.

Southern Copper also was one of the better performers in the portfolio due to copper prices rebounding strongly from their December 2008 lows. The company announced that it was continuing with its Tia Maria project in Peru and planned to fund it from internal cash flows. The project would boost annual output by 120,000 tons a year starting in 2011. The company also is executing cost cutting initiatives and has benefited from favorable labor negotiations.

U.S. Bancorp was one of the portfolios main detractors from performance for the period, as the company slashed its dividend by 88%. This move appeared to signal that the

Nuveen Investments	5

economy weakened at a faster pace than expected and therefore we believed that there could be larger losses from their credit card, home equity, and auto loans. Non-interest revenue was weak due to market declines affecting fee payments, trust investment management fees, and deposit service charges. The losses in the securities also were slightly more than expected. This position was sold before the end of the period.

PNC was another one of the portfolio’s performance detractors during the year. Similar to U.S. Bancorp, PNC’s move to cut its dividend by 85% signaled both a desire to act conservatively and to rebuild capital reserves, especially in light of the recent National City acquisition and added regulatory pressure. For both of these companies, dividend yields and growth rates are now well below our target range and the uncertainty of the current regulatory environment makes the risk of owning these companies outweigh potential benefits of an eventual recovery. The Fund’s position in PNC was eliminated before the end of the period.

Nokia was also a detractor from the portfolio’s return. While the firm did begin to cut costs significantly, they did not act fast enough judging by their margin compression. Guidance from management deteriorated significantly. In third quarter of 2008, they said unit volume would be +10% versus volumes in 2009. Then in December, it was -5%, and by the first quarter of 2009 it was -10%. Increased competition and relatively weak net performance in some emerging market countries have reduced growth potential and consumer purchasing power for both U.S. dollar and Euro denominated items. This position was sold before the end of the period.

Other sales during the period included Fidelity National Financial, General Electric, Pearson and Vulcan Materials.

Nuveen Santa Barbara Growth Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Growth Fund underperformed both of the comparative indexes during the twelve-month reporting period ended July 31, 2009.

For this Fund, we seek to primarily invest in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum driven trading, instead preferring to buy and hold companies that can grow earnings and revenues throughout various business and market cycles.

The Growth Fund performed well compared with the Russell 1000 Growth Index for the first part of the reporting period. However, following the market bottom in March 2009, the Fund underperformed for the balance of the period, primarily due to a relative underweight position and relatively poor stock selection in the information technology sector. Holdings in the financial sector also detracted from relative performance, although this represented less of the Fund’s overall assets than information technology.

On the positive side, a comparative underweight position and relatively good stock selection in the energy sector contributed positively to relative performance.

6	Nuveen Investments

Quest Diagnostics, Teva Pharmaceutical and Intuit all contributed positively to relative performance during the period. Quest is a leading provider of health care diagnostic testing services and performed well because the non-discretionary nature of its products offers consistent revenue streams, even in recessionary economic environments. Teva, the world’s largest generic drug maker, benefited as generics gained a greater share of the prescription drug market due to their cost advantages. Intuit is a maker of user-friendly financial software for consumers and small businesses that has benefited from its addition of income tax filing products and other services that have been well received by customers.

U.S. Steel, Aflac, and Assurant all detracted from performance during the period. U.S. Steel is an integrated manufacturer of steel products that was detrimentally affected by the dramatic decline in car sales and construction activity over in the year. Aflac is an underwriter and distributor of supplemental insurance products that was adversely affected by declines in its investment portfolio, particularly by its overweight position in financial companies. Assurant is an underwriter and distributor of specialty insurance products that also was adversely affected by its investment portfolio, particularly by realized losses in its corporate bond investments. The positions were sold before the end of the period.

Nuveen Santa Barbara Growth Opportunities Fund

Class A Shares at net asset value for the Nuveen Santa Barbara Growth Opportunities Fund underperformed both of the comparative indexes for the twelve-month period ended July 31, 2009.

The Fund invests in small- to mid-cap sized companies that it believes demonstrate growth potential and are reasonably priced. As a result of the opportunistic approach, the Fund may include companies with stable, sustainable earnings, fallen angels that the manager believes are near turnaround and companies that provide higher dividend yields. Factors that the Fund looks for, but is not limited to are; new management, near-term catalysts and companies that are potential for acquisition. The Fund employs a bottom-up, fundamental analysis to select companies. We attempt to capitalize on a number of investment opportunities we see in the equity markets, but fundamentally remain true to our core strategy of identifying long-term investments that grow their sales and earnings while remaining in their central business competencies. Furthermore, we seek to invest in companies that exhibit attractive characteristics based on positive cash flow generation, strong managerial stewardship, and have acted in a shareholder friendly manner.

The Fund’s absolute performance was primarily hurt during the period by its individual stock selection in the materials and industrials sectors, as investors moved away from these areas due to the decline in commodity prices and reduction in global demand for natural resources. The Fund’s negative performance during the period also was partially due to our stock selection and relative underweight position in the consumer discretionary sector. While we reduced our exposure to this sector as the economic slowdown was emerging and consumer spending declined, several of our investments in the space produced disappointing returns.

The Fund benefited from our comparative underweight position in the energy sector, which was the worst performing sector in the Russell Index during the period due to

Nuveen Investments	7

declines in the prices of oil and other energy sources. Additionally, the Fund also benefited from our stock selection in the telecom services sector, where we had held a position in Embarq, which was acquired by CenturyTel Inc. in July 2009. A number of our holdings in the health care sector also performed relatively well, and positively contributed to the comparative performance of the Fund during the period.

The best performing stocks were Shaw Group Inc., Embarq, and SonicWALL Inc. Shaw Group provides engineering and construction services to the energy, environmental and infrastructure industries, and we believe is positioned to benefit from the long-term power construction cycle in the United States. As mentioned previously, Embarq was acquired by CenturyTel in July 2009 to form the nation’s fourth largest telephone company, and it positively contributed to the Fund’s performance during the period. SonicWALL, an internet security company, cut costs and improved margins even as revenues continued to decline.

The worst performing stocks were Chicago Bridge & Iron, Kansas City Southern Industries and Ferro Corporation. Chicago Bridge & Iron, an engineering and construction services company, was negatively impacted by the slowdown in the global economy and reduction in prices for natural resources. We sold these shares before the end of the period. Kansas City Southern is a railroad operator, mainly in the South and Central U.S., but it also operates in Mexico. The company has been hurt by a decline in rail volumes due to the ongoing economic slowdown. We continued to own shares of Kansas City Southern as of the end of the period, since we believe that railroads provide a cheaper, more efficient mode of transportation than trucking and should recover as economic conditions improve. Ferro Corp. produces and markets specialty materials and chemicals. The company’s stock was hurt by the declining commodity prices, and we sold our position before the end of the period.

8	Nuveen Investments

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

3	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

6	The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. Index performance for the since inception period is from 4/1/06 to 7/31/09, as returns are available only on a calendar month basis. You cannot invest directly in an index.

Class A Shares – Average Annual Total Return

For periods ended 7/31/09

	1-Year	Since Inception*
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	-15.51%	0.31%
A Shares at Offer	-20.36%	-1.45%
Lipper Equity Income Funds Index[1]	-19.14%	-5.78%
S&P 500 Index[2]	-19.96%	-5.74%
Nuveen Santa Barbara Growth Fund
A Shares at NAV	-23.54%	-7.52%
A Shares at Offer	-27.95%	-9.14%
Lipper Large-Cap Core Funds Index[3]	-19.34%	-5.67%
Russell 1000 Growth Index[4]	-17.57%	-3.92%
Nuveen Santa Barbara Growth Opportunities Fund
A Shares at NAV	-25.31%	-8.78%
A Shares at Offer	-29.58%	-10.38%
Lipper Mid-Cap Core Funds Index[5]	-19.77%	-5.44%
Russell 2500 Growth Index[6]	-21.36%	-6.19%

*	Since inception returns for the Nuveen Santa Barbara Growth Fund, Nuveen Santa Barbara Growth Opportunities Fund and Nuveen Santa Barbara Dividend Growth Fund are as of 3/28/2006.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns at NAV would be lower if the sales charge was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	9

Nuveen Santa Barbara Dividend Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Growth Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen Santa Barbara Growth Opportunities Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Santa Barbara Growth Opportunities Fund compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
NAV	$18.92	$18.90	$18.90	$19.04	$18.92
Latest Ordinary Income Distribution[2]	$0.0445	$0.0118	$0.0118	$0.0338	$0.0554
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-15.51%	-20.36%
Since Inception	0.31%	-1.45%

B Shares	w/o CDSC	w/CDSC
1-Year	-16.20%	-19.51%
Since Inception	-0.44%	-1.30%

C Shares	NAV
1-Year	-16.16%
Since Inception	-0.44%

R3 Shares	NAV
1-Year	-15.74%
Since Inception	0.06%

I Shares	NAV
1-Year	-15.33%
Since Inception	0.56%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.02%	1.24%	7/31/08
Class B	3.06%	1.99%	7/31/08
Class C	3.07%	1.99%	7/31/08
Class R3	2.28%	1.54%	11/28/08
Class I	1.56%	0.99%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-20.83%	-25.38%
Since Inception	-1.67%	-3.44%

B Shares	w/o CDSC	w/CDSC
1-Year	-21.46%	-24.57%
Since Inception	-2.40%	-3.27%

C Shares	NAV
1-Year	-21.47%
Since Inception	-2.42%

R3 Shares	NAV
1-Year	-21.02%
Since Inception	-1.91%

I Shares	NAV
1-Year	-20.63%
Since Inception	-1.43%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$91,623
Number of Common Stocks	37

Top Five Common Stock Holdings[4]
Manulife Financial Corporation	3.2%
Abbott Laboratories	3.1%
YUM! Brands, Inc.	3.0%
EnCana Corporation	3.0%
AT&T Inc.	3.0%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid July 1, 2009.

3	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

4	As a percentage of total common stocks as of July 31, 2009. Holdings are subject to change.

12	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Oil, Gas & Consumable Fuels	8.6%
Electric Utilities	7.2%
Insurance	5.8%
Diversified Telecommunication Services	5.7%
Pharmaceuticals	5.5%
Tobacco	5.4%
Thrifts & Mortgage Finance	5.3%
Health Care Equipment & Supplies	5.2%
Hotels, Restaurants & Leisure	2.9%
Semiconductors & Equipment	2.9%
Electrical Equipment	2.8%
Computers & Peripherals	2.8%
IT Services	2.8%
Aerospace & Defense	2.7%
Metals & Mining	2.7%
Commercial Services & Supplies	2.7%
Communications Equipment	2.5%
Machinery	2.5%
Household Products	2.5%
Specialty Retail	2.5%
Gas Utilities	2.4%
Short-Term Investments	3.4%
Other	13.2%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 151 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,146.40	$1,141.60	$1,142.30	$1,000.60	$1,147.90	$1,018.40	$1,014.78	$1,014.78	$1,014.19	$1,019.64
Expenses Incurred During Period	$6.87	$10.73	$10.73	$6.50	$5.54	$6.46	$10.09	$10.09	$6.54	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.02%, 2.02% and 1.04% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.57% multiplied by the average account value over the period, multiplied by 151/365 (to reflect the 151 days in the period since the class commencement of operations).

Nuveen Investments	13

Fund Spotlight as of 7/31/09Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NSAGX	NSGBX	NSRCX	NBGRX	NSRGX
NAV	$15.36	$14.98	$14.97	$15.44	$15.48
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-23.54%	-27.95%
Since Inception	-7.52%	-9.14%

B Shares	w/o CDSC	w/CDSC
1-Year	-24.15%	-27.19%
Since Inception	-8.21%	-9.04%

C Shares	NAV
1-Year	-24.16%
Since Inception	-8.23%

R3 Shares	NAV
1-Year	-23.79%
Since Inception	-7.76%

I Shares	NAV
1-Year	-23.37%
Since Inception	-7.28%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.26%	1.32%	7/31/08
Class B	3.03%	2.07%	7/31/08
Class C	3.07%	2.07%	7/31/08
Class R3	2.40%	1.64%	11/28/08
Class I	1.68%	1.07%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-27.70%	-31.86%
Since Inception	-9.00%	-10.64%

B Shares	w/o CDSC	w/CDSC
1-Year	-28.26%	-31.13%
Since Inception	-9.67%	-10.51%

C Shares	NAV
1-Year	-28.27%
Since Inception	-9.69%

R3 Shares	NAV
1-Year	-27.91%
Since Inception	-9.24%

I Shares	NAV
1-Year	-27.51%
Since Inception	-8.77%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$33,681
Number of Common Stocks	47

Top Five Common Stock Holdings[3]
Burlington Northern Santa Fe Corporation	3.0%
Praxair, Inc.	2.9%
QUALCOMM, Inc.	2.9%
Accenture Limited	2.9%
Schlumberger Limited	2.8%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2009. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	9.1%
IT Services	7.4%
Aerospace & Defense	5.6%
Road & Rail	5.2%
Chemicals	4.7%
Health Care Providers & Services	4.2%
Pharmaceuticals	4.2%
Machinery	3.8%
Software	3.0%
Communications Equipment	2.9%
Energy Equipment & Services	2.8%
Oil, Gas & Consumable Fuels	2.8%
Electronic Equipment & Instruments	2.5%
Semiconductors & Equipment	2.5%
Household Durables	2.4%
Biotechnology	2.4%
Capital Markets	2.3%
Food Products	2.2%
Household Products	2.2%
Electrical Equipment	2.1%
Office Electronics	2.1%
Media	2.1%
Diversified Financial Services	2.0%
Short-Term Investments	6.1%
Other	13.4%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 151 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,134.40	$1,129.70	$1,129.80	$922.40	$1,135.70	$1,017.85	$1,014.08	$1,014.13	$1,013.78	$1,019.09
Expenses Incurred During Period	$7.41	$11.41	$11.35	$6.64	$6.09	$7.00	$10.79	$10.74	$6.96	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.40%, 2.16%, 2.15% and 1.15% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.67% multiplied by the average account value over the period, multiplied by 151/365 (to reflect the 151 days in the period since the class commencement of operations).

Nuveen Investments	15

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Growth Opportunities Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NSOAX	NSOBX	NSOCX	NBORX	NSORX
NAV	$13.40	$13.06	$13.06	$13.45	$13.49
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-25.31%	-29.58%
Since Inception	-8.78%	-10.38%

B Shares	w/o CDSC	w/CDSC
1-Year	-25.84%	-28.80%
Since Inception	-9.45%	-10.20%

C Shares	NAV
1-Year	-25.80%
Since Inception	-9.45%

R3 Shares	NAV
1-Year	-25.48%
Since Inception	-9.05%

I Shares	NAV
1-Year	-25.06%
Since Inception	-8.54%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	6.11%	1.28%	7/31/08
Class B	6.75%	2.03%	7/31/08
Class C	6.92%	2.03%	7/31/08
Class R3	6.60%	1.74%	11/28/08
Class I	6.62%	1.03%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-29.05%	-33.14%
Since Inception	-11.07%	-12.67%

B Shares	w/o CDSC	w/CDSC
1-Year	-29.63%	-32.45%
Since Inception	-11.75%	-12.50%

C Shares	NAV
1-Year	-29.63%
Since Inception	-11.75%

R3 Shares	NAV
1-Year	-29.31%
Since Inception	-11.36%

I Shares	NAV
1-Year	-28.90%
Since Inception	-10.86%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,082
Number of Common Stocks	47

Top Five Common Stock Holdings[2]
Kirby Corporation	3.6%
Check Point Software Technology Limited	3.4%
Rowan Companies Inc.	3.3%
ENSCO International Incorporated	3.3%
Teleflex Inc.	3.3%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Growth Opportunities Fund

Industries[1]
Chemicals	9.0%
Health Care Providers & Services	8.7%
Software	8.5%
Energy Equipment & Services	6.6%
Semiconductors & Equipment	6.3%
Specialty Retail	6.0%
Health Care Equipment & Supplies	4.8%
Computers & Peripherals	4.7%
Capital Markets	4.4%
IT Services	4.1%
Food Products	3.7%
Marine	3.6%
Professional Services	3.3%
Road & Rail	3.2%
Pharmaceuticals	2.6%
Auto Components	2.5%
Life Sciences Tools & Services	2.4%
Household Durables	2.3%
Other	13.3%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 151 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,252.30	$1,248.60	$1,248.60	$909.50	$1,254.90	$1,017.36	$1,013.64	$1,013.64	$1,013.36	$1,018.55
Expenses Incurred During Period	$8.38	$12.54	$12.54	$6.99	$7.04	$7.50	$11.23	$11.23	$7.37	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25%, 2.25% and 1.26% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.77% multiplied by the average account value over the period, multiplied by 151/365 (to reflect the 151 days in the period since the class commencement of operations).

Nuveen Investments	17

Shareholder Meeting Report

The special meeting of shareholders for Nuveen Santa Barbara Dividend Growth Fund was held in the offices of Nuveen Investments on May 15, 2009; the meeting was subsequently adjourned to June 12, 2009.

Santa Barbara Dividend Growth
To approve an agreement and plan of reorganization pursuant to which the Nuveen Rittenhouse Growth Fund (“Growth Fund”) would 1) transfer all its assets to the Nuveen Santa Barbara Dividend Growth Fund (“Dividend Growth Fund”), 2) distribute such shares of Dividend Growth Fund to holders of shares of Growth Fund and 3) be liquidated, dissolved and terminated as a series of the Trust.
For	1,704,311
Against	37,857
Abstain	87,280
Total	1,829,448

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2009

Nuveen Investments	19

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.7%

	Aerospace & Defense – 2.7%

52,215	Raytheon Company	$2,451,494

	Beverages – 2.4%

43,890	Coca-Cola Company	2,187,478

	Capital Markets – 2.0%

9,695	BlackRock Inc.	1,847,285

	Commercial Banks – 2.0%

38,680	Cullen/Frost Bankers, Inc.	1,857,800

	Commercial Services & Supplies – 2.7%

86,805	Waste Management, Inc.	2,440,089

	Communications Equipment – 2.5%

50,305	QUALCOMM, Inc.	2,324,594

	Computers & Peripherals – 2.8%

21,985	International Business Machines Corporation (IBM)	2,592,691

	Diversified Telecommunication Services – 5.7%

101,255	AT&T Inc.	2,655,919

34,070	Telefonica S.A.	2,542,985
	Total Diversified Telecommunication Services	5,198,904

	Electric Utilities – 7.2%

41,665	Exelon Corporation	2,119,082

40,985	FPL Group, Inc.	2,322,620

64,400	PPL Corporation	2,176,076
	Total Electric Utilities	6,617,778

	Electrical Equipment – 2.8%

71,360	Emerson Electric Company	2,596,077

	Gas Utilities – 2.4%

58,335	EQT Corporation	2,238,897

	Health Care Equipment & Supplies – 5.2%

19,955	Alcon, Inc.	2,546,258

34,285	Becton, Dickinson and Company	2,233,668
	Total Health Care Equipment & Supplies	4,779,926

	Hotels, Restaurants & Leisure – 2.9%

76,050	YUM! Brands, Inc.	2,696,733

	Household Durables – 2.2%

71,485	Garmin Limited	1,977,275

	Household Products – 2.5%

40,645	Procter & Gamble Company	2,256,204

	Insurance – 5.8%

66,115	AFLAC Incorporated	2,503,114

114,925	Manulife Financial Corporation	2,793,827
	Total Insurance	5,296,941

20	Nuveen Investments

Shares	Description (1)			Value

	IT Services – 2.8%

95,930	Paychex, Inc.			$2,542,145

	Machinery – 2.5%

66,972	PACCAR Inc.			2,320,580

	Metals & Mining – 2.7%

95,060	Southern Copper Corporation			2,448,746

	Oil, Gas & Consumable Fuels – 8.6%

37,590	Chevron Corporation			2,611,377

49,550	EnCana Corporation			2,658,358

48,895	Royal Dutch Shell PLC, Class A			2,573,833
	Total Oil, Gas & Consumable Fuels			7,843,568

	Pharmaceuticals – 5.5%

60,260	Abbott Laboratories			2,711,097

65,880	Eli Lilly and Company			2,298,553
	Total Pharmaceuticals			5,009,650

	Semiconductors & Equipment – 2.9%

98,455	Microchip Technology Incorporated			2,651,393

	Software – 2.3%
89,000	Microsoft Corporation			2,093,280

	Specialty Retail – 2.5%

39,050	Sherwin-Williams Company			2,255,138

	Textiles, Apparel & Luxury Goods – 2.4%

34,175	VF Corporation			2,210,781

	Thrifts & Mortgage Finance – 5.3%

172,885	Hudson City Bancorp, Inc.			2,430,763

222,560	New York Community Bancorp, Inc.			2,434,806
	Total Thrifts & Mortgage Finance			4,865,569

	Tobacco – 5.4%

35,800	Lorillard Inc.			2,639,176

49,575	Philip Morris International			2,310,194
	Total Tobacco			4,949,370
	Total Common Stocks (cost $87,295,684)			88,550,386

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.4%

$3,158	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $3,157,679, collateralized by $2,930,000 U.S. Treasury Notes, 4.625%, due 2/29/12, value $3,221,242	0.050%	8/03/09	$3,157,666
	Total Short-Term Investments (cost $3,157,666)			3,157,666
	Total Investments (cost $90,453,350) – 100.1%			91,708,052
	Other Assets Less Liabilities – (0.1)%			(84,636)
	Net Assets – 100%			$91,623,416

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 93.6%

	Aerospace & Defense – 5.5%

15,735	ITT Industries, Inc.	$777,309

14,580	Raytheon Company	684,531

7,335	United Technologies Corporation	399,537
	Total Aerospace & Defense	1,861,377

	Air Freight & Logistics – 1.2%

11,775	Expeditors International of Washington, Inc.	399,526

	Biotechnology – 2.4%

16,380	Gilead Sciences, Inc., (2)	801,473

	Capital Markets – 2.3%

4,800	Goldman Sachs Group, Inc.	783,840

	Chemicals – 4.7%

7,015	Monsanto Company	589,260

12,575	Praxair, Inc.	983,114
	Total Chemicals	1,572,374

	Commercial Services & Supplies – 1.7%

20,745	Waste Management, Inc.	583,142

	Communications Equipment – 2.9%

21,215	QUALCOMM, Inc.	980,345

	Computers & Peripherals – 1.5%

4,400	International Business Machines Corporation (IBM)	518,892

	Construction & Engineering – 1.5%

12,520	Jacobs Engineering Group, Inc., (2)	513,070

	Diversified Financial Services – 2.0%

2,435	CME Group, Inc.	678,951

	Electrical Equipment – 2.1%

19,500	Emerson Electric Company	709,410

	Electronic Components – 1.3%

13,100	Amphenol Corporation, Class A	436,885

	Electronic Equipment & Instruments – 1.3%

19,400	FLIR Systems Inc., (2)	416,906

	Energy Equipment & Services – 2.8%

17,555	Schlumberger Limited	939,193

	Food Products – 2.2%

10,725	Bunge Limited	750,428

	Health Care Equipment & Supplies – 9.1%

6,815	Alcon, Inc.	869,594

8,835	Becton, Dickinson and Company	575,600

11,125	C. R. Bard, Inc.	818,466

7,650	Stryker Corporation	297,432

14,000	Varian Medical Systems, Inc., (2)	493,780
	Total Health Care Equipment & Supplies	3,054,872

22	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 4.2%

8,030	Express Scripts, Inc., (2)	$562,421

15,795	Quest Diagnostics Incorporated	862,723
	Total Health Care Providers & Services	1,425,144

	Hotels, Restaurants & Leisure – 1.8%

10,885	McDonald’s Corporation	599,328

	Household Durables – 2.4%

20,450	Stanley Works	821,068

	Household Products – 2.2%

13,350	Procter & Gamble Company	741,059

	Internet Software & Services – 1.4%

1,075	Google Inc., Class A, (2)	476,279

	IT Services – 7.4%

27,760	Accenture Limited	973,543

18,650	Affiliated Computer Services, Inc., (2)	884,197

35,670	Western Union Company	623,512
	Total IT Services	2,481,252

	Life Sciences Tools & Services – 1.0%

6,900	Waters Corporation, (2)	346,725

	Machinery – 3.8%

13,830	Illinois Tool Works, Inc.	560,807

16,170	Parker Hannifin Corporation	716,008
	Total Machinery	1,276,815

	Media – 2.1%

20,330	Omnicom Group, Inc.	691,220

	Office Electronics – 2.1%

85,015	Xerox Corporation	696,273

	Oil, Gas & Consumable Fuels – 2.8%

23,298	XTO Energy, Inc.	937,279

	Pharmaceuticals – 4.2%

11,255	Allergan, Inc.	601,355

14,860	Teva Pharmaceutical Industries Limited, Sponsored ADR	792,632
	Total Pharmaceuticals	1,393,987

	Road & Rail – 5.2%

12,665	Burlington Northern Santa Fe Corporation	995,342

17,655	Norfolk Southern Corporation	763,579
	Total Road & Rail	1,758,921

	Semiconductors & Equipment – 2.5%

44,090	Intel Corporation	848,733

	Software – 3.0%

35,500	Activision Blizzard Inc., (2)	406,475

20,190	Intuit, Inc., (2)	599,643
	Total Software	1,006,118

Nuveen Investments	23

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2009

Shares	Description (1)			Value

	Specialty Retail – 1.3%

9,800	Ross Stores, Inc.			$432,082

	Textiles, Apparel & Luxury Goods – 1.7%

10,015	Nike, Inc., Class B			567,246
	Total Common Stocks (cost $34,642,882)			31,500,213

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.0%

$2,035	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $2,035,168, collateralized $1,890,000 U.S. Treasury Notes, 4.625%, due 2/29/12, value $2,077,866	0.050%	8/03/09	$2,035,160
	Total Short-Term Investments (cost $2,035,160)			2,035,160
	Total Investments (cost $36,678,042) – 99.6%			33,535,373
	Other Assets Less Liabilities – 0.4%			145,326
	Net Assets – 100%			$33,680,699

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Growth Opportunities Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 95.3%

	Aerospace & Defense – 0.8%

650	Orbital Sciences Corporation, (2)	$8,801

	Auto Components – 2.4%

500	Magna International Inc., Class A	25,480

	Capital Markets – 4.2%

400	Affiliated Managers Group Inc., (2)	26,408

3,000	GFI Group, Inc.	19,350
	Total Capital Markets	45,758

	Chemicals – 8.6%

300	CF Industries Holdings, Inc.	23,682

1,100	H.B. Fuller Company	22,176

250	Lubrizol Corporation	14,483

1,100	Terra Industries, Inc.	32,076
	Total Chemicals	92,417

	Communications Equipment – 1.9%

550	F5 Networks, Inc., (2)	20,416

	Computers & Peripherals – 4.5%

500	Lexmark International, Inc., Class A, (2)	7,240

500	Network Appliance Inc., (2)	11,230

2,300	QLogic Corporation, (2)	30,015
	Total Computers & Peripherals	48,485

	Construction & Engineering – 2.2%

800	Shaw Group Inc., (2)	23,552

	Diversified Consumer Services – 2.0%

1,600	Regis Corporation	21,856

	Diversified Telecommunication Services – 1.9%

659	CenturyTel, Inc.	20,686

	Electronic Equipment & Instruments – 1.7%

1,100	Ingram Micro, Inc., (2)	18,502

	Energy Equipment & Services – 6.3%

900	ENSCO International Incorporated	34,101

1,600	Rowan Companies Inc.	34,128
	Total Energy Equipment & Services	68,229

	Food Products – 3.5%

700	Flowers Foods Inc.	16,541

600	Hormel Foods Corporation	21,546
	Total Food Products	38,087

	Health Care Equipment & Supplies – 4.6%

700	Teleflex Inc.	33,572

450	Varian Medical Systems, Inc., (2)	15,872
	Total Health Care Equipment & Supplies	49,444

Nuveen Investments	25

Portfolio of Investments

Nuveen Santa Barbara Growth Opportunities Fund (continued)

July 31, 2009

Shares	Description (1)	Value

	Health Care Providers & Services – 8.3%

1,500	AmerisourceBergen Corporation	$29,580

1,000	Centene Corporation, (2)	19,310

300	Express Scripts, Inc., (2)	21,012

300	Laboratory Corporation of America Holdings, (2)	20,157
	Total Health Care Providers & Services	90,059

	Household Durables – 2.2%

600	Stanley Works	24,090

	Insurance – 1.1%

300	Torchmark Corporation	11,718

	IT Services – 4.0%

900	Amdocs Limited, (2)	21,528

500	Global Payments Inc.	21,150
	Total IT Services	42,678

	Life Sciences Tools & Services – 2.3%

500	Waters Corporation, (2)	25,125

	Machinery – 1.0%

400	Pentair, Inc.	10,928

	Marine – 3.4%

1,000	Kirby Corporation, (2)	37,009

	Pharmaceuticals – 2.5%

1,800	King Pharmaceuticals Inc., (2)	16,326

600	Medicis Pharmaceutical Corporation	10,272
	Total Pharmaceuticals	26,598

	Professional Services – 3.1%

100	Dun and Bradstreet Inc.	7,199

1,900	Korn Ferry International, (2)	26,429
	Total Professional Services	33,628

	Road & Rail – 3.0%

1,600	Kansas City Southern Industries, (2)	32,496

	Semiconductors & Equipment – 6.0%

800	Analog Devices, Inc.	21,896

2,700	Micrel, Incorporated	21,114

1,000	Xilinx, Inc.	21,690
	Total Semiconductors & Equipment	64,700

	Software – 8.1%

1,250	Autodesk, Inc., (2)	27,263

1,300	Check Point Software Technology Limited, (2)	34,697

3,400	SonicWALL, Inc., (2)	25,806
	Total Software	87,766

	Specialty Retail – 5.7%

1,200	Charlotte Russe Holdings Inc., (2)	18,012

600	Joseph A Bank Clothiers, Inc., (2)	21,954

500	Ross Stores, Inc.	22,045
	Total Specialty Retail	62,011
	Total Investments (cost $1,157,382) – 95.3%	1,030,519
	Other Assets Less Liabilities – 4.7%	51,042
	Net Assets – 100%	$1,081,561

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2009

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Assets
Investments, at value (cost $90,453,350, $36,678,042 and $1,157,382, respectively)	$91,708,052	$33,535,373	$1,030,519
Cash	—	39,711	68,534
Receivables:
Dividends and interest	136,241	9,950	186
From Adviser	—	1,756	12,167
Investments sold	2,589,400	—	—
Reclaims	17,890	5,190	—
Shares sold	106,711	255,739	—
Other assets	52,942	8	—
Total assets	94,611,236	33,847,727	1,111,406
Liabilities
Payables:
Investments purchased	2,503,900	40,292	—
Shares redeemed	88,838	63,722	—
Accrued expenses:
Management fees	30,727	—	—
12b-1 distribution and service fees	30,713	3,648	419
Other	333,642	59,366	29,426
Total liabilities	2,987,820	167,028	29,845
Net assets	$91,623,416	$33,680,699	$1,081,561
Class A Shares
Net assets	$46,249,687	$8,686,119	$282,610
Shares outstanding	2,445,069	565,558	21,086
Net asset value per share	$18.92	$15.36	$13.40
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.07	$16.30	$14.22
Class B Shares
Net assets	$4,670,437	$239,136	$187,433
Shares outstanding	247,048	15,961	14,356
Net asset value and offering price per share	$18.90	$14.98	$13.06
Class C Shares
Net assets	$21,259,259	$1,925,666	$180,521
Shares outstanding	1,125,082	128,599	13,827
Net asset value and offering price per share	$18.90	$14.97	$13.06
Class R3 Shares
Net assets	$198,504	$196,281	$168,122
Shares outstanding	10,424	12,712	12,500
Net asset value, offering and redemption price per share	$19.04	$15.44	$13.45
Class I Shares
Net assets	$19,245,529	$22,633,497	$262,875
Shares outstanding	1,017,156	1,462,350	19,493
Net asset value and offering price per share	$18.92	$15.48	$13.49
Net Assets Consist of:
Capital paid-in	$171,805,758	$41,799,763	$1,570,692
Undistributed net investment income (loss)	21,611	87,749	—
Accumulated net realized gain (loss) from investments and foreign currency	(95,517,935)	(5,064,144)	(362,268)
Net unrealized appreciation (depreciation) of investments	15,313,982	(3,142,669)	(126,863)
Net assets	$91,623,416	$33,680,699	$1,081,561

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended July 31, 2009

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Dividend and Interest Income (net of tax withheld of $23,999, $4,979 and $265, respectively)	$927,946	$452,413	$11,326
Expenses
Management fees	224,420	256,700	9,234
12b-1 service fees – Class A	30,741	16,130	573
12b-1 distribution and service fees – Class B	9,867	2,778	1,663
12b-1 distribution and service fees – Class C	43,474	18,232	1,820
12b-1 distribution and service fees – Class R3	371	370	303
Shareholders’ servicing agent fees and expenses	42,032	22,883	2,233
Custodian’s fees and expenses	10,076	36,508	4,408
Trustees’ fees and expenses	790	894	21
Professional fees	16,930	20,350	11,254
Shareholders’ reports – printing and mailing expenses	18,091	13,071	1,636
Federal and state registration fees	86,806	85,279	60,369
Other expenses	3,469	3,381	2,246
Total expenses before custodian fee credit and expense reimbursement	487,067	476,576	95,760
Custodian fee credit	(3)	(177)	(193)
Expense reimbursement	(107,802)	(111,735)	(79,845)
Net expenses	379,262	364,664	15,722
Net investment income (loss)	548,684	87,749	(4,396)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(15,707,550)	(4,291,865)	(244,035)
Change in net unrealized appreciation (depreciation) of investments	16,001,855	(3,861,492)	(59,775)
Net realized and unrealized gain (loss)	294,305	(8,153,357)	(303,810)
Net increase (decrease) in net assets from operations	$842,989	$(8,065,608)	$(308,206)

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth
	Year Ended 7/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$548,684	$175,809
Net realized gain (loss) from investments and foreign currency	(15,707,550)	(489,284)
Change in net unrealized appreciation (depreciation) of investments	16,001,855	(776,220)
Net increase (decrease) in net assets from operations	842,989	(1,089,695)
Distributions to Shareholders
From net investment income:
Class A	(260,109)	(39,580)
Class B	(9,508)	(8,870)
Class C	(39,699)	(28,252)
Class R3	(756)	N/A
Class I (1)	(224,109)	(94,569)
From accumulated net realized gains:
Class A	—	(8,033)
Class B	—	(5,266)
Class C	—	(15,832)
Class R3	—	N/A
Class I (1)	—	(7,147)
Tax return of capital:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3	—	N/A
Class I (1)	—	—
Decrease in net assets from distributions to shareholders	(534,181)	(207,549)
Fund Share Transactions
Shares issued in the reorganization of Rittenhouse Growth	57,875,302	—
Proceeds from sale of shares	31,140,870	22,123,454
Proceeds from shares issued to shareholders due to reinvestment of distributions	424,311	141,373
	89,440,483	22,264,827
Cost of shares redeemed	(16,510,358)	(5,694,987)
Net increase (decrease) in net assets from Fund share transactions	72,930,125	16,569,840
Net increase (decrease) in net assets	73,238,933	15,272,596
Net assets at the beginning of year	18,384,483	3,111,887
Net assets at the end of year	$91,623,416	$18,384,483
Undistributed net investment income at the end of year	$21,611	$6,971

   (1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A The Fund did not issue Class R3 Shares prior to March 3, 2009.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (continued)

	Santa Barbara Growth		Santa Barbara Growth Opportunities
	Year Ended 7/31/09	Year Ended 7/31/08	Year Ended 7/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$87,749	$(22,716)	$(4,396)	$(2,897)
Net realized gain (loss) from investments and foreign currency	(4,291,865)	(759,731)	(244,035)	(77,888)
Change in net unrealized appreciation (depreciation) of investments	(3,861,492)	651,720	(59,775)	(110,934)
Net increase (decrease) in net assets from operations	(8,065,608)	(130,727)	(308,206)	(191,719)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I (1)	—	—	—	(460)
From accumulated net realized gains:
Class A	—	(8,058)	—	(25,001)
Class B	—	(768)	—	(20,452)
Class C	—	(5,989)	—	(25,988)
Class R3	—	N/A	—	N/A
Class I (1)	—	(6,007)	—	(33,243)
Tax return of capital:
Class A	—	—	—	(693)
Class B	—	—	—	(567)
Class C	—	—	—	(721)
Class R3	—	N/A	—	N/A
Class I (1)	—	—	—	(922)
Decrease in net assets from distributions to shareholders	—	(20,822)	—	(108,047)
Fund Share Transactions
Proceeds from sale of shares	27,121,570	27,255,704	312,063	532,458
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	6,501	—	27,960
	27,121,570	27,262,205	312,063	560,418
Cost of shares redeemed	(16,281,799)	(2,912,760)	(204,616)	(88,463)
Net increase (decrease) in net assets from Fund share transactions	10,839,771	24,349,445	107,447	471,955
Net increase (decrease) in net assets	2,774,163	24,197,896	(200,759)	172,189
Net assets at the beginning of year	30,906,536	6,708,640	1,282,320	1,110,131
Net assets at the end of year	$33,680,699	$30,906,536	$1,081,561	$1,282,320
Undistributed net investment income (loss) at the end of year	$87,749	$—	$—	$—

   (1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A The Funds did not issue Class R3 Shares prior to March 3, 2009.

See accompanying notes to financial statements.

30	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 26, 2009, Santa Barbara Dividend Growth acquired all the net assets of Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) pursuant to a plan of reorganization (the “Reorganization”) previously approved by the shareholders of Rittenhouse Growth. The acquisition was accomplished by a tax-free exchange of Class A, B, C and I Shares of Santa Barbara Dividend Growth for the outstanding Class A, B, C and I Shares of Rittenhouse Growth, respectively, on June 26, 2009. Rittenhouse Growth’s net assets of $57,875,302 at that date included $14,059,279 of net unrealized depreciation which was combined with that of Santa Barbara Dividend Growth. The combined net assets of Santa Barbara Dividend Growth and Rittenhouse Growth immediately after the acquisition were $84,266,824. For accounting and performance reporting purposes, Santa Barbara Dividend Growth is the survivor.

In addition to the Fund reorganization, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. (“Rittenhouse”) have been consolidated with Santa Barbara Asset Management (“Santa Barbara”) a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) and an affiliate of Rittenhouse.

Santa Barbara Dividend Growth ordinarily invests at least 80% of its net assets in dividend-paying common and preferred stocks in an attempt to provide an attractive total return comprised of income from dividends and long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth ordinarily invests in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Santa Barbara Growth Opportunities ordinarily invests in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion) in an attempt to provide long-term capital appreciation. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated equity securities of non-U.S. companies, including ADRs and other types of dollar-denominated depositary receipts of such companies.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

Effective March 3, 2009, each Fund began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth and Santa Barbara Growth Opportunities, and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments	31

Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including foreign currency forwards, futures, options and swap transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

32	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2009:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$88,550,386	$—	$—	$88,550,386
Short-Term Investments	3,157,666	—	—	3,157,666
Total	$91,708,052	$—	$—	$91,708,052

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$31,500,213	$—	$—	$31,500,213
Short-Term Investments	2,035,160	—	—	2,035,160
Total	$33,535,373	$—	$—	$33,535,373

Santa Barbara Growth Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,030,519	$—	$—	$1,030,519

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2009.

Nuveen Investments	33

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares issued in the reorganization of Rittenhouse Growth:
Class A	1,688,257	$30,112,912	—	$—
Class B	226,916	4,040,676	—	—
Class C	960,370	17,092,784	—	—
Class I	371,387	6,628,930	—	—
Shares sold:
Class A	822,247	14,989,877	270,674	6,620,997
Class A – automatic conversion of Class B Shares	4,415	77,912	1,103	27,258
Class B	10,263	184,106	31,619	794,425
Class C	135,121	2,377,861	144,617	3,579,610
Class R3	10,424	150,000	N/A	N/A
Class I	735,397	13,361,114	459,405	11,101,164
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,994	190,545	1,129	26,837
Class B	243	4,206	316	7,682
Class C	877	15,320	631	15,265
Class R3	—	—	N/A	N/A
Class I	12,110	214,240	3,916	91,589
	4,989,021	89,440,483	913,410	22,264,827
Shares redeemed:
Class A	(266,003)	(4,579,696)	(120,382)	(2,863,615)
Class B	(17,739)	(314,530)	(14,464)	(357,079)
Class B – automatic conversion to Class A Shares	(4,415)	(77,912)	(1,104)	(27,258)
Class C	(97,178)	(1,722,476)	(53,294)	(1,278,268)
Class R3	—	—	N/A	N/A
Class I	(564,462)	(9,815,744)	(49,484)	(1,168,767)
	(949,797)	(16,510,358)	(238,728)	(5,694,987)
Net increase (decrease)	4,039,224	$72,930,125	674,682	$16,569,840

	Santa Barbara Growth
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	533,038	$7,821,928	318,987	$6,466,550
Class A – automatic conversion of Class B Shares	111	1,815	17	339
Class B	2,841	46,845	4,097	81,836
Class C	106,741	1,514,051	45,767	944,906
Class R3	12,712	150,000	N/A	N/A
Class I	1,107,824	17,586,931	988,785	19,762,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	191	3,956
Class B	—	—	2	35
Class C	—	—	35	712
Class R3	—	—	N/A	N/A
Class I	—	—	87	1,798
	1,763,267	27,121,570	1,357,968	27,262,205
Shares redeemed:
Class A	(322,577)	(4,804,282)	(58,677)	(1,214,754)
Class B	(5,556)	(82,902)	(567)	(11,968)
Class B – automatic conversion to Class A Shares	(113)	(1,815)	(17)	(339)
Class C	(95,757)	(1,404,609)	(32,748)	(664,110)
Class R3	—	—	N/A	N/A
Class I	(689,476)	(9,988,191)	(49,733)	(1,021,589)
	(1,113,479)	(16,281,799)	(141,742)	(2,912,760)
Net increase (decrease)	649,788	$10,839,771	1,216,226	$24,349,445

N/A – The Funds did not issue Class R3 Shares prior to March 3, 2009.

34	Nuveen Investments

	Santa Barbara Growth Opportunities
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,342	$80,269	3,863	$87,222
Class B	1,672	18,768	787	17,167
Class C	381	4,184	6,107	130,715
Class R3	12,500	116,500	N/A	N/A
Class I	8,129	92,342	14,402	297,354
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	267	5,239
Class B	—	—	63	1,227
Class C	—	—	357	6,918
Class R3	—	—	N/A	N/A
Class I	—	—	740	14,576
	29,024	312,063	26,586	560,418
Shares redeemed:
Class A	(890)	(9,982)	(996)	(17,764)
Class B	—	—	(666)	(12,075)
Class C	(3,092)	(35,726)	(2,426)	(48,729)
Class R3	—	—	N/A	N/A
Class I	(15,716)	(158,908)	(562)	(9,895)
	(19,698)	(204,616)	(4,650)	(88,463)
Net increase (decrease)	9,326	$107,447	21,936	$471,955
N/A – The Fund did not issue Class R3 Shares prior to March 3, 2009.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2009, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Purchases	$66,538,996	$18,791,895	$441,763
Sales	49,921,589	6,849,325	292,695

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Cost of investments	$91,693,006	$37,364,211	$1,164,199

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Gross unrealized:
Appreciation	$4,851,535	$894,310	$72,681
Depreciation	(4,836,489)	(4,723,148)	(206,361)
Net unrealized appreciation (depreciation) of investments	$15,046	$(3,828,838)	$(133,680)

Nuveen Investments	35

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Undistributed net ordinary income*	$21,611	$87,749	$—
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Distributions from net ordinary income*	$534,181	$—	$—
Distributions from net long-term capital gains**	—	—	—
Tax return of capital	—	—	—

2008	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Distributions from net ordinary income*	$188,722	$19,973	$60,774
Distributions from net long-term capital gains	18,827	849	44,370
Tax return of capital	—	—	2,903
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2009.

At July 31, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth		Santa Barbara Growth	Santa Barbara Growth Opportunities
Expiration:
July 31, 2010	$57,624,740		$—	$—
July 31, 2011	10,576,243		—	—
July 31, 2016	10,391,480	*	1,823	—
July 31, 2017	366,333	*	952,763	143,069
Total	$78,958,796		$954,586	$143,069

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Santa Barbara Dividend Growth*	Santa Barbara Growth	Santa Barbara Growth Opportunities
Post-October capital losses	$15,319,483	$3,423,389	$212,383
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward and post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	Nuveen Investments

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.8000%
For the next $125 million	.5875	.6875	.7875
For the next $250 million	.5750	.6750	.7750
For the next $500 million	.5625	.6625	.7625
For the next $1 billion	.5500	.6500	.7500
For net assets over $2 billion	.5250	.6250	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of shares in the amounts and for the time periods stated in the following table.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.050%	November 30, 2011	1.250%
Santa Barbara Growth	1.150	July 31, 2010	1.400
Santa Barbara Growth Opportunities	1.250	July 31, 2010	1.500

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	37

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Sales charges collected (Unaudited)	$54,064	$16,001	$—
Paid to financial intermediaries (Unaudited)	47,326	13,994	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Commission advances (Unaudited)	$14,211	$11,821	$827

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
12b-1 fees retained (Unaudited)	$38,825	$12,266	$3,264

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2009, as follows.

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
CDSC retained (Unaudited)	$8,232	$4,711	$146

At July 31, 2009, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities
Class A	12,500	—	12,500
Class B	12,500	12,500	12,500
Class C	12,500	—	12,500
Class R3	10,424	12,712	12,500
Class I	2,076	—	—

8. Subsequent Events

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

38	Nuveen Investments

Financial Highlights

Nuveen Investments	39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009	$22.82	$.33	$(3.89)	$(3.56)	$(.34)	$—	$(.34)	$18.92	(15.51)%
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82	(1.77)
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78	14.49
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35
Class B (3/06)
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90	(16.20)
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81	(2.51)
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10
Class C (3/06)
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90	(16.16)
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80	(2.51)
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10
Class R3 (3/09)
2009(f)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04	32.89
Class I (3/06)(g)
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92	(15.33)
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83	(1.52)
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45

40	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$46,250	1.70%		1.46%		1.29%		1.87%		1.29%		1.87%		165%
4,226	2.02		1.15		1.28		1.89		1.24		1.93		39
776	4.61		(1.67)		1.28		1.66		1.10		1.84		21
266	5.71	*	(2.32	)*	1.29	*	2.10	*	1.25	*	2.13	*	4

4,670	2.37		.56		2.02		.91		2.02		.91		165
725	3.06		.10		2.04		1.12		1.99		1.17		39
366	5.78		(2.71)		2.03		1.04		1.85		1.22		21
265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4

21,259	2.39		.51		2.02		.88		2.02		.88		165
2,870	3.07		.04		2.04		1.07		1.99		1.11		39
806	5.34		(2.46)		2.04		.84		1.85		1.03		21
265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4

199	2.18	*	1.33	*	1.55	*	1.97	*	1.55	*	1.97	*	165

19,246	1.40		2.21		1.05		2.56		1.05		2.56		165
10,563	1.56		1.51		1.03		2.03		.99		2.07		39
1,163	4.14		(1.33)		1.04		1.77		.85		1.96		21
266	5.45	*	(2.07	)*	1.04	*	2.35	*	1.00	*	2.39	*	4
*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009	$20.09	$.02	$(4.75)	$(4.73)	$—	$—	$—	$15.36	(23.54)%
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09	(4.46)
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08	11.77
2006(e)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86	(5.70)
Class B (3/06)
2009	19.75	(.08)	(4.69)	(4.77)	—	—	—	14.98	(24.15)
2008	20.88	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.75	(5.17)
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)
Class C (3/06)
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97	(24.16)
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74	(5.18)
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)
Class R3 (3/09)
2009(f)	11.80	(.01)	3.65	3.64	—	—	—	15.44	30.85
Class I (3/06)(g)
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48	(23.37)
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19	(4.21)
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)

42	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$8,686	1.82%		(.25)%	1.40%		.17%	1.40%		.17%	24%
7,131	2.26		(1.01)	1.39		(.15)	1.32		(.08)	37
1,991	3.48		(2.52)	1.39		(.43)	1.15		(.19)	48
236	4.71	*	(3.44)*	1.39	*	(.12 )*	1.30	*	(.03 )*	6

239	2.50		(.91)	2.15		(.55)	2.15		(.55)	24
371	3.03		(1.76)	2.14		(.87)	2.07		(.80)	37
319	4.90		(3.90)	2.14		(1.14)	1.89		(.89)	48
235	5.46	*	(4.19)*	2.14	*	(.87 )*	2.05	*	(.78 )*	6

1,926	2.53		(.94)	2.15		(.56)	2.15		(.56)	24
2,321	3.07		(1.80)	2.14		(.87)	2.07		(.80)	37
2,182	4.15		(3.17)	2.15		(1.18)	1.91		(.93)	48
235	5.46	*	(4.19)*	2.14	*	(.87 )*	2.05	*	(.78 )*	6

196	2.29	*	(.75 )*	1.65	*	(.10 )*	1.65	*	(.10 )*	24

22,633	1.52		.06	1.14		.44	1.14		.44	24
21,083	1.68		(.56)	1.14		(.02)	1.07		.05	37
2,217	3.79		(2.81)	1.13		(.15)	.89		.09	48
1,180	4.46	*	(3.19)*	1.14	*	.13 *	1.05	*	.22 *	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH OPPORTUNITIES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009	$17.94	$(.03)	$(4.51)	$(4.54)	$—	$—	$—	$—	$13.40	(25.31)%
2008	22.30	— **	(2.78)	(2.78)	—	(1.54)	(.04)	(1.58)	17.94	(13.07)
2007	19.00	.08	3.54	3.62	—	(.32)	—	(.32)	22.30	19.20
2006(e)	20.00	— **	(1.00)	(1.00)	—	—	—	—	19.00	(5.00)
Class B (3/06)
2009	17.61	(.12)	(4.43)	(4.55)	—	—	—	—	13.06	(25.84)
2008	22.08	(.14)	(2.75)	(2.89)	—	(1.54)	(.04)	(1.58)	17.61	(13.72)
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)
Class C (3/06)
2009	17.60	(.12)	(4.42)	(4.54)	—	—	—	—	13.06	(25.80)
2008	22.08	(.14)	(2.76)	(2.90)	—	(1.54)	(.04)	(1.58)	17.60	(13.77)
2007	18.95	(.09)	3.54	3.45	—	(.32)	—	(.32)	22.08	18.34
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	—	18.95	(5.25)
Class R3 (3/09)
2009(f)	9.32	(.03)	4.16	4.13	—	—	—	—	13.45	44.31
Class I (3/06)(g)
2009	18.00	— **	(4.51)	(4.51)	—	—	—	—	13.49	(25.06)
2008	22.35	.05	(2.80)	(2.75)	(.02)	(1.54)	(.04)	(1.60)	18.00	(12.90)
2007	19.02	.13	3.55	3.68	(.03)	(.32)	—	(.35)	22.35	19.50
2006(e)	20.00	.02	(1.00)	(.98)	—	—	—	—	19.02	(4.90)

44	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$283	10.36%		(9.14)%	1.50%		(.28)%	1.48%		(.26)%	33%
280	6.11		(4.81)	1.48		(.18)	1.28		.02	76
279	6.34		(4.69)	1.48		.17	1.30		.36	71
237	6.29	*	(4.93)*	1.49	*	(.13 )*	1.35	*	.01 *	14

187	10.91		(9.69)	2.25		(1.03)	2.23		(1.01)	33
223	6.75		(5.44)	2.24		(.92)	2.03		(.71)	76
276	7.08		(5.43)	2.24		(.59)	2.05		(.40)	71
237	7.04	*	(5.68)*	2.24	*	(.88 )*	2.10	*	(.74 )*	14

181	10.42		(9.17)	2.24		(1.00)	2.22		(.98)	33
291	6.92		(5.61)	2.24		(.92)	2.03		(.72)	76
276	7.08		(5.43)	2.24		(.59)	2.05		(.40)	71
237	7.04	*	(5.68)*	2.24	*	(.88 )*	2.10	*	(.74 )*	14

168	14.66	*	(13.57)*	1.79	*	(.70 )*	1.75	*	(.65 )*	33

263	9.02		(7.77)	1.24		.00 ***	1.22		.02	33
487	6.62		(5.33)	1.23		.06	1.03		.26	76
279	6.09		(4.44)	1.23		.42	1.04		.61	71
238	6.03	*	(4.67)*	1.24	*	.13 *	1.10	*	.26 *	14

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Santa Barbara Asset Management, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

46	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in February 2009. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund

48	Nuveen Investments

complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

52	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	53

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

54	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Santa Barbara Dividend Growth hereby designates 100.00% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SANTB-0709P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2009

Nuveen Santa Barbara Strategic Growth Fund	Nuveen Santa Barbara Mid-Cap Growth Fund	Nuveen Santa Barbara EcoLogic Equity Fund	Nuveen Santa Barbara Global Equity Fund	Nuveen Santa Barbara International Equity Fund

Nuveen Santa Barbara Growth Plus Fund	Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Japan Fund	Nuveen Tradewinds Global All-Cap Plus Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

September 21, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Strategic Growth Fund, Nuveen Santa Barbara Mid-Cap Growth Fund, Nuveen Santa Barbara International Equity Fund, Nuveen Santa Barbara Global Equity Fund, Nuveen Santa Barbara Ecologic Equity Fund and Nuveen Santa Barbara Growth Plus Fund feature management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Dan Roarty and Mark Hackett are co-portfolio managers of the Nuveen Santa Barbara Strategic Growth Fund. Chris Leonard and Allan House are co-portfolio managers for the Nuveen Santa Barbara Mid-Cap Growth Fund. Tracy Stouffer, CFA, serves as portfolio manager for the International Nuveen Santa Barbara Equity Fund, and as co-manager with Britton Smith for the Nuveen Santa Barbara Global Equity Fund. Britton Smith, CFA, is also portfolio manager for the Nuveen Santa Barbara EcoLogic Fund, and George Tharakan and Bryan Goligoski are co-portfolio managers for the Nuveen Santa Barbara Growth Plus Fund.

The Nuveen Tradewinds Japan Fund, Nuveen Tradewinds Global All-Cap Plus Fund and Nuveen Tradewinds Emerging Markets Fund feature portfolio management by Tradewinds Global Investors, an affiliate of which Nuveen Investments, Inc. Peter Boardman, a managing director of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Japan Fund, while Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global All-Cap Plus Fund. Emily Alejos and Michael Hart are co-portfolio managers for the Nuveen Tradewinds Emerging Markets Fund.

Here the various managers discuss general market conditions, investment strategies and Fund performance for the period ended July 31, 2009.

What were the general market conditions during the reporting period?

This twelve-month period was among the most volatile in the history of the capital markets. Equity markets across the globe fell as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. government engaged in one of the most dramatic market interventions in years and placed the Federal National Mortgage Association (FannieMae) and the Federal Home Loan Mortgage Corporation (FreddieMac) into receivership. In September, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the independent broker/dealer model. The following months included major financial write-

2	Nuveen Investments

downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

While the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese Government.

In an effort to improve overall conditions, the Federal Reserve (Fed) lowered the fed funds rate from 2.00% on August 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of July, the 2009 year-to date returns of these two equity indices were 11% and 18.3%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 51.3% during the same timeframe.

How did the Funds perform during the period since inception through July 31, 2009?

The tables on pp. 14-15 provide performance information for the Funds (Class A Shares at net asset value) for the period ended July 31, 2009. The tables also compare the Funds’ performances to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Strategic Growth Fund

The Nuveen Santa Barbara Strategic Growth Fund Class A Shares at net asset value underperformed the Russell 1000 Growth Index and outperformed the Lipper Multi-Cap Growth Funds Index and S&P 500 Index for the twelve-months ended July 31, 2009. Relative the benchmark, the Fund experienced generally positive stock selection offset by negative sector allocations.

On a sector basis, the strongest results were generated in the consumer staples and consumer discretionary sectors. Strong performers included Hansen Natural Corporation, which markets alternative beverages, including such energy and juice drinks as Monster Energy and Rumba. Despite fears of weaker consumer spending that had pressured the shares earlier in the year, Hansen outperformed as the company struck a favorable new

Nuveen Investments	3

distribution agreement with Coca Cola and delivered on earnings expectations. However, we sold our position following its strong rally on concerns that 2009 estimates of 20% EPS growth are too high. The energy drink category continues to decelerate (like all beverages), and it will be very tough for Hansen to post 20% growth. With the stock back at a 30% premium to the market, the risk/reward of holding the stock had become unfavorable. Also aiding relative performance was Archer Daniels Midland Company, a global processor of agricultural commodities and products. Lower crop prices helped bring some stability to the company’s earnings outlook and profit margins held up better than some investors had feared. This position was sold before the end of the period.

The Fund’s strong results in the consumer discretionary sector were overwhelmed by poor results in the more cyclical parts of the portfolio, particularly the industrials sector in the earlier part of the period. While we expected the earnings environment to deteriorate as global demand weakened, the reductions to earnings estimates were generally larger and more rapid than we had anticipated, which contributed to weaker results by our more cyclical industrial holdings. In particular, Textron, a diversified industrial company with businesses including aircraft manufacturing and fluid and power systems, as well as a financing arm, sharply underperformed as its plans to shrink its financing business were delayed and weakness in general industrial orders was worse than expected. Terex Corporation a diversified global manufacturer of capital equipment for use in construction, transportation, refinery and mining applications saw a sharp contraction in spending across most of its major end markets that caused large reductions to the company’s earnings outlook. Our relatively overweighted position in the energy sector also negatively contributed to comparative performance for similar reasons. Among our energy holdings Nabors, a global land drilling contractor, had the largest negative impact on the Fund’s performance. Textron, Terex and Nabors were sold before the end of the period.

Nuveen Santa Barbara Mid-Cap Growth Fund

The Nuveen Santa Barbara Mid-Cap Growth Fund Class A Shares at net asset value underperformed the S&P 500 Index, but outperformed both of its comparative indexes for the twelve-month period ended July 31, 2009, although its absolute returns were negative.

Given a management style that focuses on bottom up research as opposed to macro economic or sector bets, an investor should expect the majority of the Fund’s outperformance or underperformance to be driven by stock selection. This was the case during the twelve-month period ending July 31, 2009. Stock selection was the primary driver of the Fund’s outperformance relative to its peers and its benchmark. Stock selection was particularly strong within the energy, information technology, and consumer staples sectors.

Among the stocks that aided performance during the period, the three with the largest positive contribution were Hansen Natural Corp., Coach Inc., and Broadcom Corp. Hansen sells and distributes a variety of beverages with its key brand being Monster Energy drinks. Its shares benefited during the period from a new distribution deal with the Coca-Cola Co., which expanded Monster Energy distribution in the U.S. and Europe. This position was sold before the end of the period.

4	Nuveen Investments

Coach designs, manufactures and sells handbags, accessories, footwear and other gift items. Its products are marketed as affordable luxury items. Expectations for the company’s sales and earnings potential became muted on fears of a consumer pullback during a recessionary period. The company continued to execute and deliver relatively strong results despite the headwind of a weak economy leading to the positive relative share price performance.

Broadcom is a leading provider of semiconductors for wired and wireless communications. Like all semiconductor companies, it declined in the latter part of 2008 as distributors and original equipment manufacturers (OEM’s) dramatically cut inventories amid rapidly falling demand. However, as investor expectations for semiconductor shipment growth bottomed and the pace of inventory declines slowed in late December, most semiconductor stocks also bottomed. Broadcom rallied sharply higher in the first half of 2009 as the stabilizing industry backdrop allowed investors to once again focus on its above-average growth prospects.

During the period, stocks that detracted from performance included Textron Inc., Terex Corp. and Nabors Industries. Textron manufactures and sells Bell helicopters, Cessna aircraft and other industrial products for a variety of end markets. The shares underperformed based on its aerospace exposure and mounting concerns over its financing division. Concerns over the health of the financing division and the capital required to maintain and/or dissolve the business were the primary drivers of the underperformance during the period. Textron was sold before the end of the period.

Terex supplies equipment including cranes and work platforms to the construction, mining, and transportation industries. Like Textron, it also operates a financing division. Concerns around this division relating to the company’s ability to maintain its debt covenants and the potential for increased interest expenses in order to refinance certain obligations led to the stock’s relative underperformance. A more significant shortfall in orders and deliveries combined with higher inventories also brought into question the timing of any fundamental recovery in the company’s base business. Due to this latter issue, we chose to eliminate the position from the portfolio.

Nabors is an oil-field services company that provides land and offshore drilling operations and ancillary well-site services. Similar to Terex and Textron, Nabors suffered in part due to balance sheet issues as investors grew concerned about the company’s increasing leverage. Additionally, our view of earnings proved too high given the increased interest expense related to its growing debt and a deterioration in the fundamentals of the business regarding decreased rig utilization and pricing pressures. Due to these issues, we chose to eliminate it from the portfolio.

Several new additions were made to the Fund during the period including a position in Citrix (CTXS), a leader in desktop virtualization and King Pharmaceuticals (KG), a specialty pharmaceutical company with a focus on pain management.

Nuveen Santa Barbara International Equity Fund and Nuveen Santa Barbara Global Equity Fund

The Nuveen Santa Barbara International Equity Fund Class A Shares at net asset value outperformed the MSCI EAFE Index, but slightly underperformed the Lipper International Multi-Cap Growth Funds Index during the period from its inception in late April 2009 through July 31, 2009.

Nuveen Investments	5

Class A Shares at net asset value for the Nuveen Santa Barbara Global Equity Fund outperformed both of its comparative indexes for the period from its inception in late April 2009 through July 31, 2009.

Our strategy for both Funds is predicated on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as we seek to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that Santa Barbara uses to identify potential investments include: above average earnings growth over the long term and consistent earnings growth over the long term; proven management track records; position as industry leaders; and sustainable competitive advantages.

During this short initial reporting period, both Funds were positioned for a recovery. We were weighted toward higher growth in emerging economies such as China, as well as in resource-rich economies such as Canada and Australia and restructuring economies such as Japan.

For the Nuveen Santa Barbara International Equity Fund specifically, we have been focused on several areas throughout the portfolio. These included clean tech, smart grids, the nuclear renaissance, the trend in global consumption to “trade down, “ and urbanization. Our consumer discretionary holdings made the biggest positive impact to the Fund, while our relative underweight in financials negatively affected performance.

Specifically, our holdings in First Quantum Minerals, a copper company with operations in Africa, aided our performance. The share price performance had been reflective of the strong appreciation of the underlying copper price which in turn has been driven by high imports of copper by the Chinese to support their infrastructure program.

Also positively impacting performance were Baidu Inc and Li Ning. Baidu Inc. is the leading internet search engine company in China – the Google of China. Baidu is a prime beneficiary of China’s aggressive “broadband for all” initiative. Revenue and earnings growth remain strong, driven by improvement in the business-to-consumer advertising market, and new customer additions of 12% year over year Li Ning is the leading domestic sportswear brand in the middle market segment. Li Ning continues to benefit from its access to high-quality sports marketing resources for sponsorship of Chinese national teams, its strength in the rapidly growing interior where growth is significantly higher than the coastal cities, and the relative resilience of spending by its teenage/young adult target market.

Positions that negatively impacted performance included Ubisoft Entertainment, a leading European video game publisher which announced a profit warning due to tougher market conditions, increased marketing expenses and postponement of several game launches. Also hurting performance was Net Servicios de Comunicacao, the leading Pay-TV and Broadband services provider in Brazil. The stock has been lackluster due to the perception of increased competition albeit in a vastly underpenetrated market. Finally, Nomura

6	Nuveen Investments

Holdings is the leading investment bank in Japan and expanding in Asia and Europe through its Lehman acquisition. It has surpassed Goldman Sachs as the leader in Japanese merger and acquisitions transactions. The stock continues to underperform the market where the focus has been on the recapitalization of the banks.

For the Nuveen Santa Barbara Global Equity Fund, the top performing holdings included Baidu Inc. and Li Ning, both mentioned above. In addition, Huabao International provided high revenue and profit growth visibility, underpinned by its dominant position in supplying tobacco flavoring to China’s top ten branded cigarette companies. The cigarette and tobacco flavoring sectors are being boosted by China’s increasing number of smokers and a shift to high-end brands. The use of quotas by China’s State Tobacco Monopoly to force industry consolidation benefited leading brands which are Huabao’s customers.

Negatively impacting the Fund’s performance was Net Servicios de Comunicacao, also mentioned above, as well as Centamin Egypt, a gold mining exploration company which is developing the Sukari mine in Egypt. At period end this stock was trading with the price of gold, but we expect an ongoing market re-rating as Centamin ramps up production over the balance of 2009. Another holding, Autonomy, underperformed the market for this short initial period after massive outperformance over the past year. Autonomy benefits from a niche technology, which enables the company to be the leader in enterprise information access . It recently acquired Interwoven in the US. There were concerns over cash conversion and a slight downgrade to forecasts by management causing the stock price to retrace and give up its premium valuation.

Nuveen Santa Barbara EcoLogic Equity Fund

Class A Shares at net asset value for the Nuveen Santa Barbara EcoLogic Fund underperformed both of its comparative indexes for the period from its inception in late December 2008 through July 31, 2009.

The Santa Barbara EcoLogic Equity strategy selects companies infused with a unique ecological perspective from across Santa Barbara’s equity research platform. The Fund seeks to invest in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets.

Santa Barbara employs disciplined, rigorous fundamental research combined with an objective, proprietary EcoFilter. This proprietary EcoFilter is a positive screen, focusing on environmental and climate change practices. The EcoFilter scores candidate stocks using a proprietary algorithm. Companies then are ranked relative to their industry peers to select industry leaders in environmental and climate change practices. The outcome of the EcoLogic Equity investment process is an actively managed diversified, large capitalization portfolio designed to provide investors with above-market long-term returns while managing risk throughout various business and market cycles.

There were three sectors which comprised the vast majority of the Fund’s underperformance versus its benchmarks over this initial period. First, and most importantly, the Fund was heavily underweight in financial stocks relative to the indexes. In addition, our stock selection within this sector underperformed. The Fund also was slightly underweight in the consumer discretionary sector, and our stock selection in this

Nuveen Investments	7

sector underperformed as well. We also were underweight relative to the benchmarks in the information technology sector, which was a potential positive, but again our stock selection underperformed on a relative basis.

Despite our poor stock selection in the information technology sector, this area held all of the top performers in the Fund for the period. As a whole, the sector benefited early in the year from the relatively strong balance sheet and cash flow characteristics of most companies within the space and later in the year from the growing consensus that the worst of the recession is past and that the world may be entering a recovery phase. Fund holdings included IBM, the global software and consulting business, Analog Devices Inc., which makes analog chips that convert electrical signals, and Qualcomm, which makes products and earns royalties based on its patented CDMA technology.

The Fund was negatively impacted by our holding in Aflac Insurance. Concern about this supplemental insurance company’s quality of assets on the balance sheet led to a massive move down in stock price. In addition, Aflac was faced with possible regulatory changes which had the potential to further erode the value of these assets. Also, negatively impacting the Fund was Abbott Labs, which came under pressure due to the focus of the administration on national healthcare legislation. Finally, Lexmark struggled with very weak printer sales. After a 30% run up from market lows in March, we took the opportunity to swap into Hewlett Packard Co., which has what we think is a more stable business model.

We added several new positions throughout the period. To decrease the relative underweight in the financials sector, we added CME Group. CME is the world’s largest and most diverse derivatives exchange. Since it is an exchange, they are not exposed to credit risk. Additionally, CME should also benefit from the standardization of credit default swap (CDS) trading. We also added Goldman Sachs and Wells Fargo. Many of both companies’ competitors no longer exist, so the competitive landscape has vastly improved and should be to their benefit going forward.

We also added Google. After the market bottomed in March 2009, the company’s valuation was more attractive. Our analysis indicates that its competitive position is still intact, and the expected growth rates are more sustainable. We also added Potash Corporation to increase our materials exposure. Potash sells into the agriculture industry, which has attractive characteristics – limited supply of arable land, and a growing global demand for more grain-intensive diet. We added Schlumberger to increase our energy exposure. As a service company, the company has a relatively stable business model within the energy sector. We also added Lonza, the world’s largest biosimilar (e.g., biotech generic) drug manufacturer, McDonalds and Norfolk Southern. We also sold several positions. In addition to Lexmark and Aflac, we eliminated Stanley Works and Union Pacific Railroad. Both fell below the EcoFilter industry median.

Nuveen Santa Barbara Growth Plus Fund

The Nuveen Santa Barbara Growth Plus Fund Class A Shares at net asset value outperformed the Lipper Long/Short Equity Fund Index, but underperformed the Russell 1000 Growth Index during the period from the Fund’s inception in late December 2008 through July 31, 2009.

8	Nuveen Investments

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The “Plus” in the fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

The strongest drivers of relative outperformance for the Fund were the short sales within consumer discretionary sector, where Darden, Corinthian Colleges and H&R Block declined in value at a time when the sector as a whole increased 15%. Our long positions within the energy sector, particularly Schlumberger and XTO Energy, were the second biggest contributors to performance. Our positions within the consumer staples and consumer discretionary sectors rounded out the positive impact.

Detractors to performance included long positions in the materials sector (specifically Monsanto); long information technology sector holdings and short positions in the financials sector. Vornado Realty Trust, one of the largest owners and managers of commercial real estate, produced the largest negative impact. Our short position in Vornado hurt performance due to the timing of the establishment of the position.

We also held a short position in a real estate investment trust exchange-traded fund. We used the short sale to actively express our negative bias towards commercial real estate, reducing company specific risk. This increased short exposure to financials. We also had a short sale of Stericyle, as they intend to enter the high margin medical waste business

Additionally, we took long positions in Goldman Sachs, IBM, Ross Stores and Bunge, and sold long positions of Patterson Companies and Partial Raytheon.

We covered our short position in Darden in the low $30s after it traded from $30 to $40 in late March based on “less bad” comparable same store sales.

We also covered our short position in Walgreens. We pulled back based on a concern that a large short position was no longer warranted given the market’s recent developments. This reduced consumer staples exposure by 1%.

Nuveen Tradewinds Japan Fund

Class A Shares at net asset value for the Nuveen Tradewinds Japan Fund underperformed its benchmarks for the period from its inception in late December 2008 through July 31, 2009.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities misperceived by the market.

Though returns over the period were positive, they masked the intra-period volatility. The consumer discretionary sector was the best performer over the period, although other typically cyclical sectors also performed well. Sectors such as consumer staples, telecommunications and utilities lagged.

Nuveen Investments	9

Our holdings, as a whole, underperformed on a relative basis in a rallying market. From a sector perspective, the Fund’s lack of utility holdings, which was the benchmark’s worse performing sector over the period, was the largest contributor to relative positive performance, while the consumer sectors were the largest detractors. With the decline in the yen over the period, the Fund’s returns were dampened in U.S. terms.

Also positively impacting performance was our position in Fujifilm Holdings, a Japanese imaging and information systems company. This was by far the largest single contributor to performance. The company benefited from a weaker Japanese yen, as well as a restructuring announcement which gave investors more confidence in how the company will allocate and earn returns on capital. Also aiding performance was Futaba Corp of Japan, which produces and markets electronic parts. The group’s principal activity is to manufacture Vacuum Florescent Displays (VFDs) for the auto and audio and visual industry, metal molds and dies, and radio controlled equipment parts. Given the stabilization of the auto industry and Futaba’s efforts to boost margins, find alternative markets for its displays, and expanding into other countries in Asia, the stock price rebounded significantly from lows posted late last year. Rohm, a designer and manufacturer of integrated circuits and other electronic components, upwardly revised estimates during the period after accruing benefits from cost reduction efforts introduced at the beginning of the year.

Holdings which negatively impacted performance included, NTT DoCoMo, the leader in wireless telecommunication services in Japan. The stock price came under pressure earlier this year as with the overall markets. Given investors’ general preference for more cyclical investments when the markets rebounded, NTT DoCoMo’s stock price did not benefit has much. Also hurting performance was Takefuji Corp which has been under pressure for some time. We decided to eliminate our position in this Japanese consumer loan provider on news that company would have to continue to increase its provisions to cover higher then expected refund trend claims from past loans. Though promised, management has not taken action to reduce costs in order to offset higher the expected provisions, which increased the possibility of the company violating its debt covenants and potentially facing liquidity problems.

Seven & I Holdings plans, manages, and operates mainly convenience stores (Seven Eleven in Japan and U.S.), supermarkets, department stores and restaurants. Convenience stores are the primary revenue driver for the company and its largest business. Shares of Seven & I depreciated in the first half of 2009 on declining department store and retail sales caused by weakness in the Japanese economy. Overall, we continue to view Seven & I as a defensive holding given its strong cash flow and balance sheet.

Nuveen Tradewinds Global All-Cap Plus Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Plus Fund outperformed its comparative indexes for the period from its inception in late December 2008 through July 31, 2009.

The Fund’s objective is to provide long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe

10	Nuveen Investments

whose securities are selling at a discount to their intrinsic value. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

A significant portion of the Fund’s relative outperformance this period was due to its energy and consumer staples sectors holdings. The Fund’s return was impaired most on an absolute basis in the consumer discretionary and financials sectors.

The energy sector was the Fund’s best performing sector for the period. The Fund was overweight versus the benchmark for the period, although we trimmed and/or eliminated multiple energy sector holdings in early June after they had appreciated considerably. This sector contained several of the Fund’s top performers, including Cameco Corporation. The company’s principal activities are to explore, develop, mine and refine uranium. The price of uranium-oxide concentrate, or yellowcake, reached $40 per pound in April 2009, after soaring to a high of more than $136 in 2007. As the world’s largest and lowest-cost uranium operator, the company has a competitive advantage and stands to benefit from a potential increase in global reactor capacity.

In the consumer staples sector, Marine Harvest ASA was the Fund’s largest contributor to positive performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25% global market share and operations in 20 countries. Strong share performance was due in part to tight salmon supply and robust demand, and has led to strong salmon prices in Europe. In addition, Tyson Food Incorporated’s share price appreciated, particularly in May, due to improved supply-demand imbalances, lower input costs, and higher pricing. Tyson Foods produces, distributes and markets chicken, beef, pork, prepared foods and related products.

Sprint-Nextel, a provider of wireless and wireline communication products and services, was also one of the largest contributing positions to relative positive performance for the period. Shares of the company rose early in 2009 after generally favorable reviews of Palm’s new PreTM smartphone and the announcement that the product would be launched exclusively by Sprint, then continued to increase after the company reported better-than-expected fourth quarter results in February. We sold this position before the end of the period.

Gold stocks were among the best performers in the materials sector, led in the period by AngloGold Ashanti Limited (ADS). We trimmed our exposure slightly in AngloGold and other gold stocks during the period, but the sector remained relatively overweight in the Fund.

The Fund’s total short holdings also contributed positively to performance, however the Fund’s short position in AutoZone Incorporated, the nation’s largest specialty retailer of automotive replacement parts and accessories, was the worst detractor from performance during the period. Despite our belief that their shares are overvalued, the company’s stock price appreciated as investors cited favorable “do-it-yourself” auto segment trends, such as an increasing age of vehicles on the road and acceleration in dealership closings.

Among the Fund’s long equity positions, Japanese telecommunications provider Nippon Telegraph & Telephone (NTT) detracted from performance in the period. The company provided disappointing guidance for its fixed line business near the end of February and the stock suffered.

Nuveen Investments	11

Kao Corporation (ADS), headquartered in Tokyo, Japan, is principally involved in the manufacture and sale of household products, cosmetics and industrial products. In January, the company revised down its annual earnings due to declining consumption from the economic downturn and adverse effects of foreign exchange. As a result, the company’s share price declined significantly, especially in the early months of 2009.

Finnish paper products company UPM-Kymmene Corporation was also among the portfolio’s worst performing holdings. The market was disappointed when in early January the company set a new dividend policy that may lower the payout to shareholders. In late January, the company issued a profit warning. In general, the paper companies have underperformed due to oversupply and decreasing demand for paper. We believe that once the excess capacity is removed from the paper industry, prices may rise to levels sufficient to generate positive returns. As an industry leader, we believe that UPM has the financial capacity and asset quality to survive a downturn in an industry that is viable in the long-term.

Also among the largest detractors was Stolt-Nielsen S.A. The global shipping company fell out of favor on concerns over slowing global growth early in the first three months of 2009, although its share price did rebound after the first quarter.

Nuveen Tradewinds Emerging Markets Fund

The Nuveen Tradewinds Emerging Markets Fund Class A Shares at net asset value outperformed each of its comparative indexes for the period from its inception in late December 2008 through July 31, 2009.

The Fund’s investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of value securities from emerging markets. Our basic investment philosophy focuses on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures.

The Fund’s outperformance relative to the MSCI Emerging Market benchmark Index during the period was due in large part to our overweight and/or stock selection in the materials, health care, and industrials sectors. The portfolio was underweight versus the benchmark in the financials, consumer discretionary and information technology sectors. The portfolio’s return was hindered on a relative basis by its underweight in the consumer discretionary sector and lack of exposure to the information technology sector. The portfolio’s Brazilian, Chinese, and South African holdings represented the three largest country weightings.

Ivanhoe Mines Ltd., an international mining company with operations focused in Central Asia and the Asia Pacific region and a member of the materials sector, was the top performer during the period. The company jointly owns one of the largest undeveloped copper resources, the Oyu Tolgoi copper and gold deposit in Mongolia, with Rio Tinto PLC. Both companies have been trying for more than five years to get a mining permit from the Mongolian government. On March 2, 2009, the Mongolian Deputy Minister of Minerals and Energy stated that an accord allowing the two companies to begin mining the Oyu Tolgoi project would possibly be completed in the near future. On July 16, 2009, the Mongolian Parliament voted to authorize the Government to conclude an Investment Agreement for Oyu Tolgoi. These milestones were well received by the investment community.

12	Nuveen Investments

In the healthcare sector, Dr. Reddy’s Laboratories Limited, an Indian manufacturer and marketer of pharmaceutical products, was another top contributor to relative performance for the period. Shares of the company rallied during the period due to higher U.S. sales of Sumatriptan, a drug for the treatment of migraine headaches. In addition, sales in Russia and the CIS (Commonwealth of Independent States) were strong and Dr. Reddy’s appears to be gaining share in this region. The Indian Stock Market also showed great strength during the period, which helped to elevate the company’s shares to new highs for the year.

With oil prices rallying from the later part of 1Q09 through 2Q09, most energy names followed and Brazilian firm Petrobras Petroleo Brasileiro, whose principal activities include production, exploration, distribution, import and export of oil, gas, and energy, was another top performer. Petrobras’ stock price also appreciated due to stronger domestic fuel sales from favorable seasonality and a slight recovery in economic activity.

SK Telecom Co. LTD, a Korean mobile phone service provider, was the portfolio’s worst performer during the period. There was continuing concern regarding marketing competition between the Korean mobile service providers including KT Corp and LG telecom. As a result of the heated competition and worsening economy, SK Telecom achieved earnings that were below expectations for the first quarter of 2009. The telecommunications sector has relatively underperformed as investors in Korea have rotated out of defensive stocks into more cyclical sectors.

Canadian precious and base metal explorer and developer operating in Romania, Gabriel Resources Ltd., was among the worst detractors from performance. We believe the stock price decline was the result of political uncertainty with obtaining an environmental impact assessment for the Rosia Montana project. We continue to find long term value in this company through its underlying assets.

Cameroon cobalt mining company, Geovic Mining Corp, was also a laggard this period. Geovic has thus far been unable to arrange financing for the Nkamouna project due to weak commodity, capital, and credit markets. As a result, the market did not react favorably. We continue to favor this company because of the material deposits that it holds.

Nuveen Investments	13

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Returns

As of 7/31/09

	1-Year	Since Inception*
Nuveen Santa Barbara Strategic Growth Fund
A Shares at NAV	-18.75%	-19.64%
A Shares at Offer	-23.40%	-22.46%
Lipper Multi-Cap Growth Funds Index[1]	-20.17%	-19.36%
Russell 1000 Growth Index[2]	-17.57%	-16.81%
S&P 500 Index[3]	-19.96%	-19.46%
Nuveen Santa Barbara Mid-Cap Growth Fund
A Shares at NAV	-20.96%	-22.00%
A Shares at Offer	-25.49%	-24.73%
Lipper Mid-Cap Growth Funds Index[4]	-21.62%	-19.41%
Russell Midcap Growth Index[5]	-21.87%	-19.02%
S&P 500 Index[3]	-19.96%	-19.46%
Nuveen Santa Barbara EcoLogic Fund
A Shares at NAV		9.60%
A Shares at Offer		3.30%
Lipper Large-Cap Core Funds Index[6]		15.11%
S&P 500 Index[3]		12.54%
Nuveen Santa Barbara Global Equity Fund
A Shares at NAV		20.75%
A Shares at Offer		13.81%
Lipper Global Multi-Cap Growth Funds Index[10]		19.43%
MSCI ACWI[11]		19.56%
Nuveen Santa Barbara International Equity Fund
A Shares at NAV		25.35%
A Shares at Offer		18.41%
Lipper International Multi-Cap Growth Funds Index[8]		26.62%
MSCI EAFE Index[9]		24.00%
Nuveen Santa Barbara Growth Plus Fund
A Shares at NAV		11.00%
A Shares at Offer		4.62%
Lipper Long/Short Equity Funds Index[7]		8.86%
Russell 1000 Growth Index[2]		21.02%
*	Since inception returns for the Nuveen Santa Barbara Strategic Growth Fund and Nuveen Santa Barbara Mid-Cap Growth Fund are as of 12/3/07, for the Nuveen Santa Barbara EcoLogic Fund is as of 12/29/08, for the Nuveen Santa Barbara Global Equity Fund and Nuveen Santa Barbara International Equity Fund are as of 4/24/09 and for the Nuveen Santa Barbara Growth Plus Fund is as of 12/30/08. Since inception index returns are as of the month end following each Fund’s inception.

14	Nuveen Investments

8	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

13	The MSCI Japan Index is a capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

14	The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

15	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Cumulative Returns

As of 7/31/09

Since Inception*
Nuveen Tradewinds Emerging Markets Fund
A Shares at NAV	57.25%
A Shares at Offer	48.21%
Lipper Emerging Markets Funds Index[14]	48.47%
MSCI Emerging Markets Index[15]	51.65%
Nuveen Tradewinds Japan Fund
A Shares at NAV	5.45%
A Shares at Offer	-0.61%
Lipper Japanese Funds Index[12]	10.94%
MSCI Japanese Index[13]	6.42%
MSCI EAFE Index[9]	17.81%
Nuveen Tradewinds Global All-Cap Plus Fund
A Shares at NAV	44.45%
A Shares at Offer	36.15%
Lipper Long/Short Equity Funds Index[7]	8.86%
MSCI ACWI[11]	18.78%
*	Since inception returns for the Nuveen Tradewinds Emerging Markets Fund and Nuveen Tradewinds Japan Fund are as of 12/29/2008, for the Nuveen Tradewinds Global All-Cap Plus Fund are as of 12/30/2008. Since inception index returns are as of the month end following each Fund’s inception.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed they may be worth more or less than their original cost. Returns less than one year are cumulative. Class A Shares have a maximum 5.75% sales charge. Returns at NAV would be lower if the sales charge was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Returns for all comparative indices shown for the Funds’ various since inception periods start with the closest month end to the respective inception date, as index returns are calculated on a calendar-month basis.

Nuveen Investments	15

Nuveen Santa Barbara Strategic Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Mid-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

16	Nuveen Investments

Nuveen Santa Barbara EcoLogic Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Global Equity Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Global Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Growth Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	17

Nuveen Santa Barbara International Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Growth Plus Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper International Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Growth Funds category. The MSCI EAFE Index is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

18	Nuveen Investments

Nuveen Tradewinds Emerging Markets Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Japan Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The MSCI Japan Index is a capitalization weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The MSCI EAFE Index is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	19

Nuveen Tradewinds Global All-Cap Plus Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Tradewinds Global All-Cap Plus Fund compared with the corresponding indexes. The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

20	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Strategic Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$13.89	$13.72	$13.94
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-18.75%	-23.40%
Since Inception	-19.64%	-22.46%

C Shares	NAV
1-Year	-19.38%
Since Inception	-20.27%

I Shares	NAV
1-Year	-18.51%
Since Inception	-19.47%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.45%	1.22%	7/31/08
Class C	5.20%	1.98%	7/31/08
Class I	4.20%	.97%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-27.13%	-31.33%
Since Inception	-24.33%	-27.13%

C Shares	NAV
1-Year	-27.67%
Since Inception	-24.93%

I Shares	NAV
1-Year	-26.99%
Since Inception	-24.19%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$693
Number of Common Stocks	63

Top Five Common Stock Holdings[2]
Microsoft Corporation	4.9%
International Business Machines (IBM)	4.4%
Cisco Systems, Inc.	3.9%
Google, Inc.	3.5%
PepsiCo, Inc.	3.0%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Strategic Growth Fund

Industries[1]
Software	8.3%
Communications Equipment	7.7%
Semiconductors & Equipment	5.7%
Computers & Peripherals	5.7%
Electrical Equipment	5.5%
Biotechnology	5.3%
Health Care Equipment & Supplies	5.0%
Household Products	4.1%
Oil, Gas & Consumable Fuels	4.1%
Internet Software & Services	3.5%
Media	3.4%
Health Care Providers & Services	3.1%
Chemicals	3.1%
Beverages	3.0%
Specialty Retail	3.0%
Consumer Finance	2.7%
Pharmaceuticals	2.3%
Personal Products	2.3%
Construction & Engineering	2.3%
Other	19.9%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,290.40	$1,284.40	$1,291.40	$1,018.40	$1,014.68	$1,019.64
Expenses Incurred During Period	$7.33	$11.55	$5.91	$6.46	$10.19	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04% and 1.04% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Mid-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
NAV	$13.23	$13.07	$13.29
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-20.96%	-25.49%
Since Inception	-22.00%	-24.73%

C Shares	NAV
1-Year	-21.55%
Since Inception	-22.60%

I Shares	NAV
1-Year	-20.75%
Since Inception	-21.82%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.64%	1.27%	7/31/08
Class C	5.40%	2.02%	7/31/08
Class I	4.39%	1.01%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-31.17%	-35.12%
Since Inception	-26.48%	-29.19%

C Shares	NAV
1-Year	-31.71%
Since Inception	-27.05%

I Shares	NAV
1-Year	-31.01%
Since Inception	-26.29%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$660
Number of Common Stocks	71

Top Five Common Stock Holdings[2]
Coach, Inc.	2.5%
Energizer Holdings Inc.	2.1%
Intuit, Inc.	2.0%
NVIDIA Corporation	1.9%
Network Appliance Inc.	1.8%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Mid-Cap Growth Fund

Industries[1]
Software	9.8%
Semiconductors & Equipment	7.8%
Specialty Retail	6.2%
Capital Markets	5.9%
Biotechnology	5.5%
Electrical Equipment	4.5%
Oil, Gas & Consumable Fuels	3.9%
Media	3.7%
Construction & Engineering	3.5%
Health Care Equipment & Supplies	3.2%
Computers & Peripherals	3.1%
Personal Products	2.8%
Aerospace & Defense	2.8%
Health Care Providers & Services	2.7%
Energy Equipment & Services	2.7%
Professional Services	2.6%
Hotels, Restaurants & Leisure	2.6%
Metals & Mining	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Chemicals	2.3%
Other	19.4%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,344.20	$1,337.80	$1,345.10	$1,018.15	$1,014.43	$1,019.39
Expenses Incurred During Period	$7.79	$12.11	$6.34	$6.71	$10.44	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09% and 1.09% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara EcoLogic Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$21.92	$21.82	$21.89	$21.95
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	9.60%	3.30%

C Shares	NAV
Since Inception	9.10%

R3 Shares	NAV
Since Inception	9.45%

I Shares	NAV
Since Inception	9.75%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.36%	1.25%	12/29/08
Class C	2.11%	2.00%	12/29/08
Class R3	1.61%	1.50%	12/29/08
Class I	1.11%	1.00%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	3.75%	-2.21%

C Shares	NAV
Since Inception	3.40%

R3 Shares	NAV
Since Inception	3.65%

I Shares	NAV
Since Inception	3.90%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,095
Number of Common Stocks	39

Top Five Common Stock Holdings[1]
Apache Corporation	3.5%
Coca-Cola Corporation	3.5%
Intel Corporation	3.3%
Burlington Northern Santa Fe Corporation	3.3%
Norfolk Southern Corporation	3.2%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara EcoLogic Equity Fund

Industries[1]
Beverages	9.6%
Aerospace & Defense	6.8%
Road & Rail	6.6%
Semiconductors & Equipment	6.5%
Oil, Gas & Consumable Fuels	6.1%
Electric Utilities	5.6%
Health Care Equipment & Supplies	5.3%
Computers & Peripherals	5.2%
Pharmaceuticals	4.8%
Chemicals	4.7%
Hotels, Restaurants & Leisure	3.1%
Household Products	2.9%
Communications Equipment	2.8%
Electrical Equipment	2.7%
Machinery	2.7%
Diversified Financial Services	2.6%
Textiles, Apparel & Luxury Goods	2.4%
Other	19.6%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,114.40	$1,109.90	$1,112.90	$1,115.90	$1,018.69	$1,014.93	$1,017.41	$1,019.89
Expenses Incurred During Period	$6.50	$10.41	$7.81	$5.19	$6.21	$9.94	$7.45	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49% and .99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Global Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$24.15	$24.10	$24.14	$24.17
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	20.75%	13.81%

C Shares	NAV
Since Inception	20.50%

R3 Shares	NAV
Since Inception	20.65%

I Shares	NAV
Since Inception	20.85%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.65%	1.45%	4/24/09
Class C	2.40%	2.20%	4/24/09
Class R3	1.90%	1.70%	4/24/09
Class I	1.40%	1.20%	4/24/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	12.75%	6.27%

C Shares	NAV
Since Inception	12.60%

R3 Shares	NAV
Since Inception	12.70%

I Shares	NAV
Since Inception	12.80%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,207
Number of Common Stocks	61
Top Five Common Stock Holdings[1]
Baidu.com, Inc., Sponsored ADR	2.6%
Aixtron AG	2.6%
CNInsure Inc.	2.6%
Perusahaan Gas Negara PT	2.3%
Tencent Holdings Limited	2.3%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	27

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Global Equity Fund

Industries[1]
Chemicals	9.3%
Metals & Mining	7.5%
Internet Software & Services	7.1%
Software	6.1%
Energy Equipment & Services	5.9%
Oil, Gas & Consumable Fuels	4.6%
Road & Rail	4.3%
Semiconductors & Equipment	4.1%
Specialty Retail	4.1%
Diversified Financial Services	3.7%
Real Estate Management & Development	3.5%
Professional Services	2.9%
Hotels, Restaurants & Leisure	2.8%
Insurance	2.6%
IT Services	2.4%
Health Care Technology	2.4%
Machinery	2.3%
Gas Utilities	2.3%
Capital Markets	2.2%
Other	19.9%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 99 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/24/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,207.50	$1,205.00	$1,206.50	$1,208.50	$1,009.63	$1,007.59	$1,008.95	$1,010.31
Expenses Incurred During Period	$4.34	$6.58	$5.09	$3.59	$3.95	$5.99	$4.63	$3.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 1.70% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 99/365 (to reflect the 99 days in the period since the Fund’s commencement of operations).

28	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara International Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$25.09	$25.04	$25.08	$25.11
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	25.35%	18.14%

C Shares	NAV
Since Inception	25.10%

R3 Shares	NAV
Since Inception	25.25%

I Shares	NAV
Since Inception	25.45%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.73%	1.45%	4/24/09
Class C	2.48%	2.20%	4/24/09
Class R3	1.98%	1.70%	4/24/09
Class I	1.48%	1.20%	4/24/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	14.85%	8.25%

C Shares	NAV
Since Inception	14.70%

R3 Shares	NAV
Since Inception	14.80%

I Shares	NAV
Since Inception	14.90%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,254
Number of Common Stocks	59

Top Five Common Stock Holdings[1]
Tencent Holdings Limited	3.4%
Aixtron AG	2.7%
United Overseas Bank Limited	2.7%
Baidu.com, Inc., Sponsored ADR	2.6%
Telecity Group PLC	2.6%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	29

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara International Equity Fund

Industries[1]
Internet Software & Services	12.7%
Oil, Gas & Consumable Fuels	8.8%
Energy Equipment & Services	8.4%
Metals & Mining	6.0%
Chemicals	5.3%
Electrical Equipment	5.2%
Specialty Retail	4.1%
Commercial Banks	4.1%
Software	3.9%
Capital Markets	3.8%
Machinery	3.8%
Diversified Financial Services	3.8%
Real Estate Management & Development	3.5%
Media	3.1%
Semiconductors & Equipment	2.7%
Gas Utilities	2.3%
Other	18.5%
1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 99 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/24/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,253.50	$1,251.00	$1,252.50	$1,254.50	$1,009.63	$1,007.59	$1,008.95	$1,010.31
Expenses Incurred During Period	$4.43	$6.72	$5.19	$3.67	$3.95	$5.99	$4.63	$3.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 1.70% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 99/365 (to reflect the 99 days in the period since the Fund’s commencement of operations).

30	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Growth Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$22.20	$22.10	$22.16	$22.23
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	11.00%	4.62%

C Shares	NAV
Since Inception	10.50%

R3 Shares	NAV
Since Inception	10.85%

I Shares	NAV
Since Inception	11.15%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.32%	2.18%	12/30/08
Class C	3.07%	2.93%	12/30/08
Class R3	2.57%	2.43%	12/30/08
Class I	2.07%	1.93%	12/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	5.65%	-0.42%

C Shares	NAV
Since Inception	5.25%

R3 Shares	NAV
Since Inception	5.55%

I Shares	NAV
Since Inception	5.80%

Fund Allocation[1]
Common Stocks	123.0%
Common Stocks Sold Short	(23.6)%
Investment Companies Sold Short	(3.9)%
Other[2]	4.5%

Portfolio Statistics
Net Assets ($000)	$1,109
Number of Common Stocks[3]	47

Top Five Common Stock Holdings[4]
Alcon, Inc.	4.7%
QUALCOMM, Inc.	4.4%
Praxair, Inc.	4.3%
Omnicom Group, Inc.	4.2%
Western Union Co	4.2%

1	As a percentage of total net assets as of July 31, 2009. Holdings are subject to change.

2	Other assets less liabilities.

3	Excluding common stocks sold short.

4	As a percentage of total common stock (excluding common stocks sold short and investment companies sold short) as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	31

Fund Spotlight as of 7/31/09 Nuveen Santa Barbara Growth Plus Fund

Industries[1]
Health Care Equipment & Supplies	11.4%
IT Services	9.5%
Chemicals	6.1%
Aerospace & Defense	5.6%
Health Care Providers & Services	5.4%
Machinery	5.0%
Communications Equipment	4.4%
Road & Rail	4.3%
Media	4.2%
Energy Equipment & Services	4.1%
Pharmaceuticals	4.1%
Oil, Gas & Consumable Fuels	4.0%
Biotechnology	3.2%
Software	2.7%
Capital Markets	2.1%
Diversified Financial Services	2.0%
Semiconductors & Equipment	2.0%
Other	19.9%
1	As a percentage of total investments (excluding common stocks sold short and investment companies sold short) as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,146.10	$1,141.50	$1,144.60	$1,147.10	$1,013.44	$1,009.72	$1,012.20	$1,014.68
Expenses Incurred During Period	$12.19	$16.14	$13.51	$10.86	$11.43	$15.15	$12.67	$10.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.29%, 3.04%, 2.54% and 2.04% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Emerging Markets Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$31.45	$31.31	$31.40	$31.49
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	57.25%	48.21%

C Shares	NAV
Since Inception	56.55%

R3 Shares	NAV
Since Inception	57.00%

I Shares	NAV
Since Inception	57.45%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.91%	1.85%	12/29/08
Class C	2.66%	2.60%	12/29/08
Class R3	2.16%	2.10%	12/29/08
Class I	1.66%	1.60%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	41.65%	33.51%

C Shares	NAV
Since Inception	41.15%

R3 Shares	NAV
Since Inception	41.50%

I Shares	NAV
Since Inception	41.85%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$2,977
Number of Common Stocks	54

Top Five Common Stock Holdings[2]
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	4.4%
United Laboratories International Holdings Ltd.	3.7%
Petroleo Brasileiro, Sponsored ADR	3.6%
Cresud S.A., ADR	3.5%
Gold Fields Limited Sponsored ADR	3.5%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

2	As a percentage of total common stock as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	33

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Emerging Markets Fund

Country Allocation[1]
Brazil	11.3%
South Africa	9.6%
China	8.9%
South Korea	6.7%
India	6.6%
Turkey	6.5%
Argentina	6.1%
Mexico	5.1%
Canada	4.8%
Philippines	3.8%
Israel	3.6%
Hong Kong	3.2%
United States	3.1%
Russia	2.6%
Hungary	2.6%
Thailand	2.4%
Egypt	2.0%
Australia	2.0%
Taiwan	0.4%
Short-Term Investments	8.7%

Industries[1]
Metals & Mining	15.6%
Oil, Gas & Consumable Fuels	15.0%
Commercial Banks	10.5%
Wireless Telecommunication Services	9.0%
Food Products	8.4%
Diversified Telecommunication Services	6.0%
Electric Utilities	5.7%
Pharmaceuticals	5.6%
Short-Term Investments	8.7%
Other	15.5%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,605.40	$1,599.90	$1,603.70	$1,607.50	$1,015.62	$1,011.90	$1,014.38	$1,017.06
Expenses Incurred During Period	$11.95	$16.76	$13.56	$10.09	$9.25	$12.97	$10.49	$7.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.85%, 2.60%, 2.10% and 1.56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Japan Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$21.09	$20.99	$21.06	$21.12
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	5.45%	-0.61%

C Shares	NAV
Since Inception	4.95%

R3 Shares	NAV
Since Inception	5.30%

I Shares	NAV
Since Inception	5.60%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.51%	1.50%	12/29/08
Class C	2.26%	2.25%	12/29/08
Class R3	1.76%	1.75%	12/29/08
Class I	1.26%	1.25%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	3.60%	-2.36%

C Shares	NAV
Since Inception	3.20%

R3 Shares	NAV
Since Inception	3.45%

I Shares	NAV
Since Inception	3.70%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$4,324
Number of Common Stocks	42

Top Five Common Stock Holdings[2]
Mabuchi Motor Company Limited	3.6%
JS Group Corporation	3.4%
KAO Corporation	3.4%
Panasonic Corporation	3.4%
Nippon Telegraph and Telephone Corporation, ADR	3.3%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

2	As a percentage of total common stock as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	35

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Japan Fund

Industries[1]
Electronic Equipment & Instruments	10.9%
Pharmaceuticals	6.0%
Commercial Services & Supplies	5.8%
Household Durables	5.1%
Construction & Engineering	5.0%
Beverages	4.8%
Leisure Equipment & Products	4.0%
Commercial Banks	4.0%
Food Products	3.2%
Building Products	3.2%
Household Products	3.1%
Diversified Telecommunication Services	3.0%
Insurance	3.0%
Personal Products	3.0%
Food & Staples Retailing	3.0%
Electrical Equipment	2.9%
Wireless Telecommunication Services	2.9%
Health Care Equipment & Supplies	2.9%
Short-Term Investments	6.8%
Other	17.4%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,124.80	$1,120.70	$1,123.80	$1,126.40	$1,017.36	$1,013.64	$1,016.92	$1,018.60
Expenses Incurred During Period	$7.90	$11.83	$9.22	$6.59	$7.50	$11.23	$8.75	$6.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25%, 1.75% and 1.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

36	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global All-Cap Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$28.89	$28.77	$28.85	$28.94
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	44.45%	36.15%

C Shares	NAV
Since Inception	43.85%

R3 Shares	NAV
Since Inception	44.25%

I Shares	NAV
Since Inception	44.70%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.34%	2.29%	12/30/08
Class C	3.09%	3.04%	12/30/08
Class R3	2.59%	2.54%	12/30/08
Class I	2.09%	2.04%	12/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	34.65%	26.91%

C Shares	NAV
Since Inception	34.15%

R3 Shares	NAV
Since Inception	34.50%

I Shares	NAV
Since Inception	34.85%

Fund Allocation[1]
Common Stocks	108.0%
Short-Term Investments	17.0%
Common Stocks Sold Short	(24.8)%
Other[2]	(0.2)%

Portfolio Statistics
Net Assets ($000)	$4,016
Number of Common Stocks[3]	72

Top Five Common Stock Holdings[4]
Barrick Gold Corporation	5.3%
Newmont Mining Corporation	4.7%
Sanofi-Aventis, Sponsored ADR	3.0%
Tyson Foods, Inc.	2.9%
KAO Corporation, Sponsored ADR	2.5%

1	As a percentage of total net assets as of July 31, 2009. Holdings are subject to change.

2	Other assets less liabilities.

3	Excluding common stocks sold short.

4	As a percentage of total common stock as of July 31, 2009. Holdings are subject to change.

Nuveen Investments	37

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global All-Cap Plus Fund

Country Allocation[1]
United States	26.8%
Japan	12.8%
Canada	8.2%
France	6.5%
Norway	4.6%
South Africa	4.1%
United Kingdom	3.9%
Brazil	3.8%
Australia	2.6%
India	2.0%
Italy	2.0%
South Korea	1.5%
Switzerland	1.3%
Germany	1.1%
Finland	1.0%
Thailand	1.0%
Russia	1.0%
Netherlands	0.8%
Turkey	0.7%
China	0.7%
Short-Term Investments	13.6%

Industries[1]
Metals & Mining	18.0%
Oil, Gas & Consumable Fuels	10.5%
Food Products	7.2%
Pharmaceuticals	5.5%
Diversified Telecommunication Services	4.2%
Electric Utilities	4.0%
Commercial Banks	2.9%
Machinery	2.6%
Wireless Telecommunication Services	2.6%
Household Products	2.1%
Aerospace & Defense	2.1%
Household Durables	2.1%
Road & Rail	2.0%
Paper & Forest Products	1.9%
Short-Term Investments	13.6%
Other	18.7%

1	As a percentage of total investments, (excluding common stocks sold short) as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,480.80	$1,476.10	$1,479.50	$1,483.30	$1,013.69	$1,009.97	$1,012.30	$1,015.92
Expenses Incurred During Period	$13.78	$18.36	$15.49	$11.02	$11.18	$14.90	$12.57	$8.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.24%, 2.99%, 2.52% and 1.79% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Strategic Growth Fund, Nuveen Santa Barbara Mid-Cap Growth Fund, Nuveen Santa Barbara EcoLogic Equity Fund, Nuveen Santa Barbara Global Equity Fund, Nuveen Santa Barbara International Equity Fund, Nuveen Santa Barbara Growth Plus Fund, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Japan Fund and Nuveen Tradewinds Global All-Cap Plus Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2009, the results of their operations for the period then ended, the changes in their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 29, 2009

Nuveen Investments	39

Portfolio of Investments

Santa Barbara Strategic Growth Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 100.2%

	Aerospace & Defense – 1.8%

235	United Technologies Corporation	$12,800

	Beverages – 3.0%

371	PepsiCo, Inc.	21,054

	Biotechnology – 5.3%

258	Celgene Corporation, (2)	14,696

281	Gilead Sciences, Inc., (2)	13,749

223	Vertex Pharmaceuticals Inc., (2)	8,030
	Total Biotechnology	36,475

	Capital Markets – 2.0%

342	Invesco LTD	6,755

138	State Street Corporation	6,941
	Total Capital Markets	13,696

	Chemicals – 3.1%

158	Monsanto Company	13,272

447	Nalco Holding Company	7,907
	Total Chemicals	21,179

	Communications Equipment – 7.7%

1,217	Cisco Systems, Inc., (2)	26,786

435	QUALCOMM, Inc.	20,101

332	Riverbed Technology, Inc., (2)	6,643
	Total Communications Equipment	53,530

	Computers & Peripherals – 5.7%

597	EMC Corporation, (2)	8,991

257	International Business Machines Corporation (IBM)	30,308
	Total Computers & Peripherals	39,299

	Construction & Engineering – 2.3%

155	Jacobs Engineering Group, Inc., (2)	6,352

399	Quanta Services Incorporated, (2)	9,301
	Total Construction & Engineering	15,653

	Consumer Finance – 2.7%

369	American Express Company	10,454

271	Capital One Financial Corporation	8,320
	Total Consumer Finance	18,774

	Diversified Financial Services – 1.1%

84	Intercontinental Exchange, Inc., (2)	7,901

	Electrical Equipment – 5.5%

260	Cooper Industries, Ltd., Class A	8,567

327	Emerson Electric Company	11,896

238	Rockwell Automation, Inc.	9,856

167	Roper Industries Inc.	7,986
	Total Electrical Equipment	38,305

40	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 2.0%

356	Halliburton Company	$7,864

322	Weatherford International Ltd., (2)	6,041
	Total Energy Equipment & Services	13,905

	Food & Staples Retailing – 1.5%

330	Walgreen Co.	10,247

	Health Care Equipment & Supplies – 5.0%

258	Baxter International, Inc.	14,543

158	Beckman Coulter, Inc.	9,952

273	Saint Jude Medical Inc., (2)	10,295
	Total Health Care Equipment & Supplies	34,790

	Health Care Providers & Services – 3.1%

168	Express Scripts, Inc., (2)	11,767

186	McKesson HBOC Inc.	9,514
	Total Health Care Providers & Services	21,281

	Hotels, Restaurants & Leisure – 1.0%

317	Marriott International, Inc., Class A	6,828

	Household Products – 4.1%

148	Energizer Holdings Inc., (2)	9,481

346	Procter & Gamble Company	19,206
	Total Household Products	28,687

	Internet Software & Services – 3.5%

55	Google Inc., Class A, (2)	24,368

	IT Services – 1.2%

480	Western Union Company	8,390

	Life Sciences Tools & Services – 1.6%

239	Thermo Fisher Scientific, Inc., (2)	10,822

	Machinery – 0.9%

161	Joy Global, Inc.	5,986

	Media – 3.4%

146	Marvel Entertainment Inc., (2)	5,776

306	McGraw-Hill Companies, Inc.	9,593

315	Walt Disney Company	7,913
	Total Media	23,282

	Metals & Mining – 2.1%

216	Cliffs Natural Resources, Inc.	5,916

149	Freeport-McMoRan Copper & Gold, Inc.	8,985
	Total Metals & Mining	14,901

	Multiline Retail – 1.4%

194	Kohl’s Corporation, (2)	9,419

	Oil, Gas & Consumable Fuels – 4.1%

87	Apache Corporation	7,304

Nuveen Investments	41

Portfolio of Investments

Santa Barbara Strategic Growth Fund (continued)

July 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

339	Denbury Resources Inc., (2)	$5,627

150	Ultra Petroleum Corporation, (2)	6,618

220	XTO Energy, Inc.	8,851
	Total Oil, Gas & Consumable Fuels	28,400

	Personal Products – 2.3%

621	Bare Escentuals, Inc., (2)	5,502

280	Estee Lauder Companies Inc., Class A	10,203
	Total Personal Products	15,705

	Pharmaceuticals – 2.3%

356	Abbott Laboratories	16,016

	Professional Services – 1.8%

137	FTI Consulting Inc., (2)	7,457

412	Monster Worldwide Inc., (2)	5,368
	Total Professional Services	12,825

	Semiconductors & Equipment – 5.7%

384	Altera Corporation	7,177

415	Broadcom Corporation, Class A, (2)	11,715

1,062	Intel Corporation	20,444
	Total Semiconductors & Equipment	39,336

	Software – 8.3%

646	Activision Blizzard Inc., (2)	7,397

1,440	Microsoft Corporation	33,870

652	Nuance Communications, Inc., (2)	8,606

345	Oracle Corporation	7,635
	Total Software	57,508

	Specialty Retail – 3.0%

377	Guess, Inc.	10,959

466	Staples, Inc.	9,795
	Total Specialty Retail	20,754

	Textiles, Apparel & Luxury Goods – 1.7%

410	Coach, Inc.	12,132
	Total Investments (cost $769,516) – 100.2%	694,248
	Other Assets Less Liabilities – (0.2)%	(1,271)
	Net Assets – 100%	$692,977

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Mid-Cap Growth Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 96.7%

	Aerospace & Defense – 2.7%

163	ITT Industries, Inc.	$8,052

236	Rockwell Collins, Inc.	9,959
	Total Aerospace & Defense	18,011
	Biotechnology – 5.3%

221	Alexion Pharmaceuticals Inc., (2)	9,735

184	Celgene Corporation, (2)	10,481

277	Theravance, Inc., (2)	4,183

297	Vertex Pharmaceuticals, Inc., (2)	10,695
	Total Biotechnology	35,094
	Capital Markets – 5.7%

415	Invesco LTD	8,196

252	Lazard Limited	9,321

518	SEI Investments Company	9,790

207	State Street Corporation	10,412
	Total Capital Markets	37,719
	Chemicals – 2.2%

220	Albemarle Corporation	6,536

461	Nalco Holding Company	8,155
	Total Chemicals	14,691
	Communications Equipment – 1.0%

321	Riverbed Technology, Inc., (2)	6,423
	Computers & Peripherals – 3.0%

538	EMC Corporation, (2)	8,102

522	Network Appliance Inc., (2)	11,724
	Total Computers & Peripherals	19,826
	Construction & Engineering – 3.4%

276	Jacobs Engineering Group, Inc., (2)	11,310

463	Quanta Services Incorporated, (2)	10,793
	Total Construction & Engineering	22,103
	Consumer Finance – 1.2%

265	Capital One Financial Corporation	8,136
	Diversified Financial Services – 1.6%

115	Intercontinental Exchange, Inc., (2)	10,817
	Electric Utilities – 0.9%

171	PPL Corporation	5,778
	Electrical Equipment – 4.4%

278	Cooper Industries, Ltd., Class A	9,160

213	Rockwell Automation, Inc.	8,820

227	Roper Industries, Inc.	10,855
	Total Electrical Equipment	28,835
	Energy Equipment & Services – 2.6%

397	Halliburton Company	8,770

439	Weatherford International Ltd., (2)	8,236
	Total Energy Equipment & Services	17,006

Nuveen Investments	43

Portfolio of Investments

Nuveen Santa Barbara Mid-Cap Growth Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Food Products – 0.9%

124	JM Smucker Company	$6,204
	Gas Utilities – 1.0%

177	EQT Corporation	6,793
	Health Care Equipment & Supplies – 3.1%

177	Beckman Coulter, Inc.	11,149

238	Saint Jude Medical Inc., (2)	8,975
	Total Health Care Equipment & Supplies	20,124
	Health Care Providers & Services – 2.6%

113	McKesson HBOC Inc.	5,780

209	Quest Diagnostics Incorporated	11,416
	Total Health Care Providers & Services	17,196
	Hotels, Restaurants & Leisure – 2.5%

428	Marriott International, Inc., Class A	9,219

203	YUM! Brands, Inc.	7,198
	Total Hotels, Restaurants & Leisure	16,417
	Household Durables – 0.9%

462	Newell Rubbermaid, Inc.	5,946
	Household Products – 2.0%

207	Energizer Holdings Inc., (2)	13,260
	Insurance – 1.2%

209	AFLAC Incorporated	7,913
	Internet Software & Services – 1.1%

427	Akamai Technologies, Inc., (2)	7,020
	IT Services – 1.3%

493	Western Union Company	8,618
	Life Sciences Tools & Services – 1.4%

204	Thermo Fisher Scientific, Inc., (2)	9,237
	Machinery – 1.3%

236	Joy Global, Inc.	8,774
	Media – 3.5%

296	Discovery Communications, Inc., Class A Shares, (2)	7,252

175	Marvel Entertainment Inc., (2)	6,923

293	McGraw-Hill Companies, Inc.	9,186
	Total Media	23,361
	Metals & Mining – 2.5%

316	Cliffs Natural Resources, Inc.	8,655

125	Freeport-McMoRan Copper & Gold, Inc.	7,538
	Total Metals & Mining	16,193
	Multiline Retail – 1.1%

149	Kohl’s Corporation, (2)	7,234
	Oil, Gas & Consumable Fuels – 3.8%

521	Denbury Resources Inc., (2)	8,649

177	Range Resources Corporation	8,215

186	Ultra Petroleum Corporation, (2)	8,206
	Total Oil, Gas & Consumable Fuels	25,070

44	Nuveen Investments

Shares	Description (1)	Value

	Personal Products – 2.7%

1,073	Bare Escentuals, Inc., (2)	$9,507

235	Estee Lauder Companies, Inc., Class A	8,563
	Total Personal Products	18,070
	Pharmaceuticals – 1.0%

729	King Pharmaceuticals Inc., (2)	6,612
	Professional Services – 2.5%

149	FTI Consulting Inc., (2)	8,110

649	Monster Worldwide Inc., (2)	8,456
	Total Professional Services	16,566
	Semiconductors & Equipment – 7.5%

541	Altera Corporation	10,111

386	Analog Devices, Inc.	10,565

289	Broadcom Corporation, Class A, (2)	8,158

488	MEMC Electronic Materials, (2)	8,599

944	NVIDIA Corporation, (2)	12,206
	Total Semiconductors & Equipment	49,639
	Software – 9.5%

842	Activision Blizzard Inc., (2)	9,641

444	Autodesk, Inc., (2)	9,684

311	Citrix Systems, (2)	11,072

439	Intuit, Inc., (2)	13,038

227	McAfee Inc., (2)	10,120

665	Nuance Communications, Inc., (2)	8,778
	Total Software	62,333
	Specialty Retail – 6.0%

374	Guess Inc.	10,872

403	PetSmart Inc.	9,015

429	Staples, Inc.	9,018

297	TJX Companies, Inc.	10,760
	Total Specialty Retail	39,665
	Textiles, Apparel & Luxury Goods – 2.4%

537	Coach, Inc.	15,890
	Wireless Telecommunication Services – 0.9%

176	American Tower Corporation, (2)	6,000
	Total Investments (cost $670,407) – 96.7%	638,574
	Other Assets Less Liabilities – 3.3%	21,647
	Net Assets – 100%	$660,221

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments

Nuveen Santa Barbara EcoLogic Equity Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 97.5%

	Aerospace & Defense – 6.6%

650	ITT Industries, Inc.	$32,110

400	Raytheon Company	18,780

400	United Technologies Corporation	21,788
	Total Aerospace & Defense	72,678
	Beverages – 9.4%

750	Coca-Cola Company	37,379

500	Diageo PLC, Sponsored ADR	31,190

600	PepsiCo, Inc.	34,050
	Total Beverages	102,619
	Capital Markets – 2.2%

150	Goldman Sachs Group, Inc.	24,495
	Chemicals – 4.6%

200	Potash Corporation of Saskatchewan	18,602

400	Praxair, Inc.	31,272
	Total Chemicals	49,874
	Commercial Banks – 2.0%

900	Wells Fargo & Company	22,014
	Commercial Services & Supplies – 2.3%

900	Waste Management, Inc.	25,299
	Communications Equipment – 2.7%

650	QUALCOMM, Inc.	30,037
	Computers & Peripherals – 5.1%

600	Hewlett-Packard Company	25,980

250	International Business Machines Corporation (IBM)	29,483
	Total Computers & Peripherals	55,463
	Diversified Financial Services – 2.6%

100	CME Group, Inc.	27,883
	Diversified Telecommunication Services – 2.3%

950	AT&T Inc.	24,919
	Electric Utilities – 5.4%

500	Exelon Corporation	25,430

600	FPL Group, Inc.	34,002
	Total Electric Utilities	59,432
	Electrical Equipment – 2.7%

800	Emerson Electric Company	29,104
	Energy Equipment & Services – 1.0%

200	Schlumberger Limited	10,700
	Health Care Equipment & Supplies – 5.2%

450	Becton, Dickinson and Company	29,318

1,000	Essilor International SA, (3)	27,575
	Total Health Care Equipment & Supplies	56,893
	Health Care Providers & Services – 2.2%

450	Quest Diagnostics Incorporated	24,579
	Hotels, Restaurants & Leisure – 3.0%

600	McDonald’s Corporation	33,036

46	Nuveen Investments

Shares	Description (1)	Value
	Household Products – 2.8%

550	Procter & Gamble Company	$30,531
	Internet Software & Services – 1.0%

25	Google Inc., Class A, (2)	11,076
	IT Services – 2.1%

650	Accenture Limited	22,796
	Life Sciences Tools & Services – 1.6%

1,800	Lonza AG, (3)	17,730
	Machinery – 2.6%

650	Deere & Company	28,431
	Office Electronics – 2.3%

3,100	Xerox Corporation	25,389
	Oil, Gas & Consumable Fuels – 6.0%

450	Apache Corporation	37,777

400	Chevron Corporation	27,788
	Total Oil, Gas & Consumable Fuels	65,565
	Pharmaceuticals – 4.7%

550	Abbott Laboratories	24,745

500	Allergan, Inc.	26,715
	Total Pharmaceuticals	51,460
	Road & Rail – 6.4%

450	Burlington Northern Santa Fe Corporation	35,365

800	Norfolk Southern Corporation	34,599
	Total Road & Rail	69,964
	Semiconductors & Equipment – 6.4%

1,250	Analog Devices, Inc.	34,213

1,850	Intel Corporation	35,612
	Total Semiconductors & Equipment	69,825
	Textiles, Apparel & Luxury Goods – 2.3%

450	Nike, Inc., Class B	25,488
	Total Investments (cost $958,963) – 97.5%	1,067,280
	Other Assets Less Liabilities – 2.5%	27,566
	Net Assets – 100%	$1,094,846

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For SFAS No. 157 disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen Santa Barbara Global Equity Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.9%

475	ITT Industries, Inc.	$23,465
	Biotechnology – 1.3%

325	Gilead Sciences, Inc., (2)	15,902
	Capital Markets – 2.2%

160	Goldman Sachs Group, Inc.	26,128
	Chemicals – 9.2%

18,715	Huabao International Holdings Limited	19,753

260	Monsanto Company	21,840

290	Praxair, Inc.	22,672

660	Sociedad Quimica y Minera de Chile S.A.	23,621

100	Syngenta AG	23,076
	Total Chemicals	110,962
	Commercial Banks – 1.6%

45,000	PT Bank Mandiri, DD	18,929
	Commercial Services & Supplies – 1.3%

560	Waste Management, Inc.	15,742
	Communications Equipment – 1.9%

490	QUALCOMM, Inc.	22,643
	Construction & Engineering – 1.5%

1,535	Toshiba Plant Systems & Services Corporation	18,525
	Diversified Financial Services – 3.7%

815	Climate Exchange PLC, (2)	12,668

45	CME Group, Inc.	12,547

1,025	Hong Kong Exchanges and Clearing Limited	19,296
	Total Diversified Financial Services	44,511
	Electrical Equipment – 1.0%

175	Vesta Wind Systems A/S, (2)	12,326
	Energy Equipment & Services – 5.9%

430	Schlumberger Limited	23,005

950	Seadrill Limited	15,251

550	Seadrill Limited	8,718

485	Tecnicas Reunidas S.A.	24,070
	Total Energy Equipment & Services	71,044
	Gas Utilities – 2.3%

77,500	Perusahaan Gas Negara PT	27,330
	Health Care Equipment & Supplies – 1.0%

4,700	Shandong Weigao Group Medical Polymer Company Limited	12,311
	Health Care Providers & Services – 0.9%

200	Quest Diagnostics Incorporated	10,924
	Health Care Technology – 2.4%

274	Cerner Corporation, (2)	17,832

3	So-net M3 Inc.	10,653
	Total Health Care Technology	28,485

48	Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 2.8%

275	CTRIP.com, (2)	$14,094

360	McDonald’s Corporation	19,822
	Total Hotels, Restaurants & Leisure	33,916
	Insurance – 2.5%

1,750	CNInsure Inc.	30,835
	Internet Software & Services – 7.0%

90	Baidu.com, Inc., Sponsored ADR, (2)	31,332

4,900	Opera Software ASA, (2)	25,981

2,020	Tencent Holdings Limited	27,289
	Total Internet Software & Services	84,602
	IT Services – 2.4%

550	Accenture Limited	19,289

620	Redecard SA	9,221
	Total IT Services	28,510
	Life Sciences Tools & Services – 1.8%

220	Lonza AG	21,801
	Machinery – 2.3%

1,200	JTEKT Corporation	13,582

1,600	Kubota Corporation	14,406
	Total Machinery	27,988
	Media – 1.8%

2,200	Net Servios de Comunicao, (2)	22,352
	Metals & Mining – 7.5%

16,075	Centamin Eqypt, (2)	25,816

275	First Quantum Minerals Limited	18,316

2,530	Hitachi Metals Limited	24,866

2,300	Silver Wheaton Corporation, (2)	21,201
	Total Metals & Mining	90,199
	Oil, Gas & Consumable Fuels – 4.6%

3,000	Paladin Energy Limited, (2)	11,418

530	Petroleo Brasileiro, Sponsored ADR	21,857

540	XTO Energy, Inc.	21,724
	Total Oil, Gas & Consumable Fuels	54,999
	Personal Products – 1.7%

3,600	Hengan Intrenational Group Company Limited	20,950
	Professional Services – 2.9%

200	FTI Consulting Inc., (2)	10,886

20	SGS S.A.	23,619
	Total Professional Services	34,505
	Real Estate Management & Development – 3.4%

8,500	Capitaland Limited	22,562

9,360	Sino Land Company Limited	19,106
	Total Real Estate Management & Development	41,668

Nuveen Investments	49

Portfolio of Investments

Nuveen Santa Barbara Global Equity Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Road & Rail – 4.3%

340	Burlington Northern Santa Fe Corporation	$26,721

575	Norfolk Southern Corporation	24,869
	Total Road & Rail	51,590
	Semiconductors & Equipment – 4.1%

1,885	Aixtron AG	30,897

970	Intel Corporation	18,673
	Total Semiconductors & Equipment	49,570
	Software – 6.0%

2,000	Activision Blizzard Inc., (2)	22,900

990	Autonomy Corporation PLC, (2)	19,432

620	Intuit, Inc., (2)	18,414

6,440	Redflex Holdings Limited	11,849
	Total Software	72,595
	Specialty Retail – 4.1%

185	Fast Retailing Company Limited	24,028

240	Hennes & Mauritz AB	14,268

150	Nitori Company Limited	10,748
	Total Specialty Retail	49,044
	Textiles, Apparel & Luxury Goods – 1.7%

6,185	Li Ning Company Limited	20,590
	Total Investments (cost $1,013,616) – 99.0%	1,194,941
	Other Assets Less Liabilities – 1.0%	12,101
	Net Assets – 100%	$1,207,042

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.
DD	Investment, or portion of investment, purchased on a delayed delivery basis.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara International Equity Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 95.8%

	Capital Markets – 3.7%

2,850	Nomura Securities Company	$24,969

1,450	UBS AG, (2)	21,180
	Total Capital Markets	46,149
	Chemicals – 5.1%

19,010	Huabao International Holdings Limited	20,065

320	Sociedad Quimica y Minera de Chile S.A.	11,453

48	Syngenta AG	11,076

680	Yara International ASA	21,079
	Total Chemicals	63,673
	Commercial Banks – 3.9%

40,550	PT Bank Mandiri, DD	17,058

2,600	United Overseas Bank Limited	31,941
	Total Commercial Banks	48,999
	Computers & Peripherals – 1.0%

330	Gemalto NV, (2)	12,323
	Construction & Engineering – 2.0%

2,050	Toshiba Plant Systems & Services Corporation	24,741
	Diversified Financial Services – 3.6%

1,655	Climate Exchange PLC, (2)	25,725

1,040	Hong Kong Exchanges and Clearing Limited	19,579
	Total Diversified Financial Services	45,304
	Electrical Equipment – 5.0%

11,800	Chiba High Speed Transmission Equipment Group Company Limited	29,568

560	Saft Groupe S.A., (2)	21,846

160	Vesta Wind Systems A/S, (2)	11,270
	Total Electrical Equipment	62,684
	Energy Equipment & Services – 8.1%

2,110	AMEC PLC, (2)	24,849

1,900	Seadrill Limited	30,502

1,140	ShawCor Limited, Class A Shares	21,641

490	Tecnicas Reunidas S.A.	24,318
	Total Energy Equipment & Services	101,310
	Gas Utilities – 2.2%

79,200	Perusahaan Gas Negara PT	27,929
	Health Care Equipment & Supplies – 1.0%

4,800	Shandong Weigao Group Medical Polymer Company Limited	12,573
	Health Care Technology – 2.0%

7	So-net M3 Inc.	24,856
	Hotels, Restaurants & Leisure – 2.1%

280	CTRIP.com, (2)	14,350

3,120	Dominos Pizza Inc., (2)	12,482
	Total Hotels, Restaurants & Leisure	26,832
	Insurance – 1.8%

1,260	CNInsure Inc.	22,201

Nuveen Investments	51

Portfolio of Investments

Nuveen Santa Barbara International Equity Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Internet Software & Services – 12.2%

90	Baidu.com, Inc., Sponsored ADR, (2)	$31,333

6	Kakaku.Com Inc.	24,159

4,900	Opera Software ASA, (2)	25,981

5,460	Telecity Group PLC, (2)	30,737

3,025	Tencent Holdings Limited	40,864
	Total Internet Software & Services	153,074
	IT Services – 1.0%

840	Redecard S.A.	12,494
	Life Sciences Tools & Services – 0.9%

120	Lonza AG	11,892
	Machinery – 3.7%

29,000	China South Locomotive and Rolling Stock Corporation Limited	18,111

1,200	JTEKT Corporation	13,582

1,600	Kubota Corporation	14,406
	Total Machinery	46,099
	Media – 3.0%

1,610	British Sky Broadcasting PLC	14,684

2,200	Net Servios de Comunicao, (2)	22,352
	Total Media	37,036
	Metals & Mining – 5.8%

8,130	Centamin Eqypt, (2)	13,056

300	First Quantum Minerals Limited	19,981

2,530	Hitachi Metals Limited	24,866

1,600	Silver Wheaton Corporation, (2)	14,749
	Total Metals & Mining	72,652
	Oil, Gas & Consumable Fuels – 8.4%

3,650	Aquila Resources Limited, (2)	18,530

3,900	Birchcliff Energy Limtied, (2)	22,627

65,935	Bumi Resources Tbk, DD	18,601

6,410	Paladin Energy Limited, (2)	24,396

530	Petroleo Brasileiro, Sponsored ADR	21,857
	Total Oil, Gas & Consumable Fuels	106,011
	Personal Products – 1.7%

3,650	Hengan Intrenational Group Company Limited	21,241
	Professional Services – 0.8%

9	SGS S.A.	10,628
	Real Estate Management & Development – 3.4%

8,750	Capitaland Limited	23,226

9,485	Sino Land Company Limited	19,362
	Total Real Estate Management & Development	42,588
	Road & Rail – 1.5%

420	Canadian Pacific Railway Limited	18,686

	Semiconductors & Equipment – 2.5%

1,950	Aixtron AG	31,962

52	Nuveen Investments

Shares	Description (1)	Value
	Software – 3.7%

990	Autonomy Corporation PLC, (2)	$19,432

6,540	Redflex Holdings Limited	12,033

900	UbiSoft Entertainment S.A., (2)	15,374
	Total Software	46,839
	Specialty Retail – 4.0%

190	Fast Retailing Company Limited	24,677

240	Hennes & Mauritz AB	14,268

150	Nitori Company Limited	10,748
	Total Specialty Retail	49,693
	Textiles, Apparel & Luxury Goods – 1.7%

6,280	Li Ning Company Limited	20,906
	Total Investments (cost $998,840) – 95.8%	1,201,375
	Other Assets Less Liabilities – 4.2%	52,693
	Net Assets – 100%	$1,254,068

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.
DD	Investment, or portion of investment, purchased on a delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments

Nuveen Santa Barbara Growth Plus Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 123.0%

	Aerospace & Defense – 6.9%

950	ITT Industries, Inc., (3)	$46,930

400	Raytheon Company, (3)	18,780

200	United Technologies Corporation	10,894
	Total Aerospace & Defense	76,604
	Air Freight & Logistics – 0.9%

300	Expeditors International of Washington, Inc., (3)	10,179
	Biotechnology – 4.0%

900	Gilead Sciences, Inc., (2),(3)	44,037
	Capital Markets – 2.6%

175	Goldman Sachs Group, Inc., (3)	28,578
	Chemicals – 7.6%

300	Monsanto Company	25,200

750	Praxair, Inc.	58,634
	Total Chemicals	83,834
	Commercial Services & Supplies – 1.6%

650	Waste Management, Inc., (3)	18,272
	Communications Equipment – 5.4%

1,300	QUALCOMM, Inc., (3)	60,072
	Computers & Peripherals – 1.1%

100	International Business Machines Corporation (IBM), (3)	11,793
	Construction & Engineering – 1.7%

450	Jacobs Engineering Group, Inc., (2),(3)	18,441
	Diversified Financial Services – 2.5%

100	CME Group, Inc., (3)	27,883
	Electrical Equipment – 2.0%

600	Emerson Electric Company, (3)	21,828
	Electronic Equipment & Instruments – 2.0%

350	Amphenol Corporation, Class A, (3)	11,673

500	FLIR Systems Inc., (2),(3)	10,745
	Total Electronic Equipment & Instruments	22,418
	Energy Equipment & Services – 5.1%

1,050	Schlumberger Limited, (3)	56,175
	Food Products – 2.1%

325	Bunge Limited, (3)	22,740
	Health Care Equipment & Supplies – 14.0%

500	Alcon, Inc.	63,799

300	Becton, Dickinson and Company, (3)	19,545

500	C. R. Bard, Inc., (3)	36,785

500	Stryker Corporation, (3)	19,440

450	Varian Medical Systems, Inc., (2),(3)	15,872
	Total Health Care Equipment & Supplies	155,441
	Health Care Providers & Services – 6.6%

350	Express Scripts, Inc., (2),(3)	24,514

900	Quest Diagnostics Incorporated, (3)	49,158
	Total Health Care Providers & Services	73,672

54	Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.7%

350	McDonald’s Corporation, (3)	$19,271
	Household Durables – 2.4%

650	Stanley Works, (3)	26,098
	Household Products – 1.8%

350	Procter & Gamble Company	19,429
	Internet Software & Services – 1.0%

25	Google Inc., Class A, (2),(3)	11,076
	IT Services – 11.6%

1,450	Accenture Limited	50,852

450	Affiliated Computer Services, Inc., (2),(3)	21,335

3,250	Western Union Company, (3)	56,809
	Total IT Services	128,996
	Life Sciences Tools & Services – 0.9%

200	Waters Corporation, (2),(3)	10,050
	Machinery – 6.2%

550	Illinois Tool Works, Inc., (3)	22,303

1,050	Parker Hannifin Corporation, (3)	46,494
	Total Machinery	68,797
	Media – 5.2%

1,700	Omnicom Group, Inc., (3)	57,799
	Office Electronics – 2.0%

2,700	Xerox Corporation, (3)	22,113
	Oil, Gas & Consumable Fuels – 4.9%

1,350	XTO Energy, Inc.	54,311
	Pharmaceuticals – 5.1%

550	Allergan, Inc., (3)	29,387

500	Teva Pharmaceutical Industries Limited, Sponsored ADR, (3)	26,670
	Total Pharmaceuticals	56,057
	Road & Rail – 5.2%

600	Burlington Northern Santa Fe Corporation, (3)	47,154

250	Norfolk Southern Corporation	10,813
	Total Road & Rail	57,967
	Semiconductors & Equipment – 2.4%

1,400	Intel Corporation, (3)	26,950
	Software – 3.3%

850	Activision Blizzard Inc., (2)	9,733

900	Intuit, Inc., (2)	26,730
	Total Software	36,463
	Specialty Retail – 1.2%

300	Ross Stores, Inc., (3)	13,226
	Textiles, Apparel & Luxury Goods – 2.0%

400	Nike, Inc., Class B, (3)	22,656
	Total Investments (cost $1,193,570) – 123.0%	1,363,226

Nuveen Investments	55

Portfolio of Investments

Nuveen Santa Barbara Growth Plus Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (23.6)%

	Aerospace & Defense – (2.3)%

(600)	Boeing Company	$(25,746)
	Commercial Services & Supplies – (3.0)%

(900)	Cintas Corporation	(22,662)

(200)	Stericycle Inc., (2)	(10,240)
	Total Commercial Services & Supplies	(32,902)
	Diversified Consumer Services – (2.9)%

(1,000)	Corinthian Colleges Inc., (2)	(15,440)

(1,000)	H & R Block Inc.	(16,690)
	Total Diversified Consumer Services	(32,130)
	Diversified Financial Services – (1.7)%

(200)	Intercontinental Exchange, Inc., (2)	(18,812)
	Electrical Equipment – (1.0)%

(75)	First Solar Inc., (2)	(11,579)
	Health Care Equipment & Supplies – (4.5)%

(750)	DENTSPLY International Inc.	(25,013)

(700)	Medtronic, Inc.	(24,794)
	Total Health Care Equipment & Supplies	(49,807)
	Health Care Providers & Services – (2.1)%

(350)	Laboratory Corporation of America Holdings, (2)	(23,517)
	Hotels, Restaurants & Leisure – (2.3)%

(900)	Carnival Corporation	(25,191)
	IT Services – (2.6)%

(600)	Computer Sciences Corporation, (2)	(28,902)
	Real Estate Investment Trust – (1.2)%

(254)	Vornado Realty Trust	(12,958)
	Total Common Stocks Sold Short (proceeds $234,328)	(261,544)

Shares	Description (1)	Value
	INVESTMENT COMPANIES SOLD SHORT- (3.9)%

	Investment Companies – (3.9)%

(200)	Oil Service HLDRS Trust	$(20,704)

(600)	SPDR Trust Series 1 (4)	(22,506)
	Total Investment Companies Sold Short (proceeds $39,183)	(43,210)
	Other Assets Less Liabilities – 4.5%	50,068
	Net Assets – 100%	$1,108,540

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	SPDR Trust Series 1 issues exchange-traded funds called Standard & Poor’s (S&P) Depositary Receipts or “SPDRs.” The SPDR Trust holds all of the common stocks of the S&P 500 Composite Stock Price Index and intends to provide investment results that, before expenses, correspond to the price and yield of the S&P 500 Index.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 84.5%

	Commercial Banks – 10.5%

10,800	Bangkok Bank Public Company Limited (F Shares)	$35,704

14,087	Bank Hapoalim BM, (2)	45,825

18,321	Bank Leumi le-Israel BM, (2)	60,957

2,741	ICICI Bank Limited, ADR	85,930

145,100	Krung Thai Bank Public Company Limited (F Shares)	35,177

59,500	Metropolitan Bank & Trust Company	48,263
	Total Commercial Banks	311,856
	Construction Materials – 0.7%

8,305	Akcansa Cimento Sanayi Ve Ticaret A.S., (2)	22,019
	Diversified Telecommunication Services – 6.0%

4,905	China Unicom Limited, ADR	70,534

627	Chunghwa Telecom Co., Ltd, Sponsored ADR	10,947

2,291	KT Corporation, Sponsored ADR	36,793

19,011	Telecom Egypt SAE	60,549
	Total Diversified Telecommunication Services	178,823
	Electric Utilities – 5.0%

3,861	Centrais Electricas Brasileiras S.A., ADR, (2)	59,035

3,218	Centrais Electricas Brasileiras S.A., Sponsored ADR (PFD B)	44,312

3,320	Korea Electric Power Corporation, Sponsored ADR, (2)	44,388
	Total Electric Utilities	147,735
	Food Products – 8.0%

8,859	Cresud S.A.C.I.F. y A., ADR	88,944

34,199	Gruma S.A.B de C.V, (2)	49,969

1,906	Industrias Bachoco S.A.B. de C.V. ADR	38,692

212,000	Universal Robina Corporation	39,243

295	Wimm-Bill-Dann Foods OJSC, ADR, (2)	20,107
	Total Food Products	236,955
	Household Durables – 2.2%

72,311	Turk Sise Ve Cam Fabrikalari A.S., (2)	65,874
	Independent Power Producers & Energy Traders – 1.7%

265,000	Energy Development Corporation	24,802

855	Huaneng Power International Inc., Sponsored ADR	26,727
	Total Independent Power Producers & Energy Traders	51,529
	Machinery – 1.3%

3,536	Tata Motors Limited, ADR	37,305
	Metals & Mining – 14.9%

2,208	AngloGold Ashanti Limited, Sponsored ADR	86,554

46,105	Eastern Platinum Limited, (2)	25,679

3,570	First Uranium Corporation, (2)	12,991

3,650	Gabriel Resources, Limited, (2)	6,268

14,890	Geovic Mining Corporation, (2)	7,879

7,293	Gold Fields Limited Sponsored ADR	87,954

1,557	Impala Platinum Holdings Limited, DD	37,719

1,869	Industrias Penoles, S.A.B. de C.V.	29,714

Nuveen Investments	57

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2009

Shares	Description (1)				Value
	Metals & Mining (continued)

8,848	Ivanhoe Mines Ltd., (2)				$71,315

16,150	Lihir Gold Limited, (2)				37,415

36,065	Mineral Deposits Limited, (2)				21,114

925	Silver Standard Resources, Inc., (2)				18,195
	Total Metals & Mining				442,797
	Oil, Gas & Consumable Fuels – 12.3%

2,775	Gazprom OAO, GDR				57,304

7,539	Petrobras Energia Participaciones S.A., ADR				52,321

48,000	PetroChina Company Limited				57,166

363	PetroChina Company Limited, Sponsored ADR				42,743

2,721	Petroleo Brasileiro, Sponsored ADR				91,698

1,388	S-Oil Corporation				66,111
	Total Oil, Gas & Consumable Fuels				367,343
	Paper & Forest Products – 2.1%

13,550	Mondi Ltd., DD				62,512
	Pharmaceuticals – 5.6%

4,349	Doctor Reddy’s Laboratories Limited, Sponsored ADR				72,846

236,000	United Laboratories International Holdings Ltd.				94,095
	Total Pharmaceuticals				166,941
	Real Estate Management & Development – 0.7%

3,389	IRSA Inversiones y Representaciones S.A., GDR (2)				19,656
	Textiles, Apparel & Luxury Goods – 1.8%

383,000	Chnia Hongxing Sports Limited				54,556
	Water Utilities – 3.7%

3,277	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				110,467
	Wireless Telecommunication Services – 8.0%

2,255	NII Holdings, Inc., Class B, (2)				51,910

2,350	SK Telecom Company Limited, ADR				39,551

83	SK Telecom Company Limited				12,536

765	TIM Participacoes S.A., ADR				16,845

3,559	Turkcell Iletisim Hizmetleri A.S., ADR				56,161

7,633	Turkcell Iletism Hizmetleri A.S.				48,519

585	Vivo Participacoes S.A.				13,169
	Total Wireless Telecommunication Services				238,691
	Total Common Stocks (cost $1,987,552)				2,515,059

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 4.3%

	Metals & Mining – 0.7%

$16	First Uranium Corporation	4.250%	6/30/12	N/A	$10,620

13	Silver Standard Resources Inc., 144A, (4)	4.500%	3/01/28	N/A	10,485
29	Total Metals & Mining				21,105
	Oil, Gas & Consumable Fuels – 2.6%

100	Magnolia Finance Limited, (4)	0.000%	3/20/49	B+	76,559

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 1.0%

$35	NII Holdings Inc.	3.125%	6/15/12	B+	$29,355
$164	Total Convertible Bonds (cost $90,693)				127,019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 2.3%

	Construction Materials – 1.1%

$50	C10-Euro Capital Special Purpose Vehicle Limited, Guaranteed by Cemex SAB de CV	6.277%	6/30/17	CCC	$32,426
	Electric Utilities – 0.7%

27	Empresa Distribuidora y Comercializadora Norte S.A.	10.500%	10/09/17	B–	21,802
	Food Products – 0.5%

14	Chaoda Modern Agriculture (Holdings) Ltd.	7.750%	8/08/10	Ba2	13,860
$91	Total Corporate Bonds (cost $55,685)				68,088

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 8.7%

$259	Repurchase Agreement with State Street Bank, dated 7/31/09, repurchase price $259,053, collateralized by $265,000 U.S. Treasury Notes, 3.250%, due 7/31/16, value $264,669	0.050%	8/03/09		$259,052
	Total Short-Term Investments (cost $259,052)				259,052
	Total Investments (cost $2,392,982) – 99.8%				2,969,218
	Other Assets Less Liabilities – 0.2%				7,394
	Net Assets – 100%				$2,976,612

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/A	Not available.
ADR	American Depositary Receipt.
DD	Investment, or portion of investment, purchased on a delayed delivery basis.
GDR	Global Depositary Receipt.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	59

Portfolio of Investments

Nuveen Tradewinds Japan Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 93.3%

	Beverages – 4.8%

6,100	Coca Cola West Holdings Company	$119,454

6,000	Kirin Holdings Company Limited	89,786
	Total Beverages	209,240
	Building Products – 3.2%

8,800	JS Group Corporation	136,522
	Capital Markets – 0.8%

6,000	Daiwa Securities Group Inc.	35,509
	Commercial Banks – 4.0%

10,000	77 Bank Limited	59,181

21,000	Sumitomo Trust & Banking Company	114,959
	Total Commercial Banks	174,140
	Commercial Services & Supplies – 5.8%

6,000	Dai Nippon Printing Co., Ltd.	87,884

1,900	Secom Company	81,321

8,000	Toppan Printing Company Limited	81,670
	Total Commercial Services & Supplies	250,875
	Construction & Engineering – 5.0%

7,000	JGC Corporation	121,321

21,000	Obayashi Corporation	93,876
	Total Construction & Engineering	215,197
	Construction Materials – 1.2%

28,000	Sumitomo Osaka Cement Company, Limited	53,263
	Consumer Finance – 0.5%

2,100	Promise Company Limited	22,126
	Containers & Packaging – 1.3%

2,700	Toyo Seikan Kaisha	57,923
	Diversified Telecommunication Services – 3.1%

6,376	Nippon Telegraph and Telephone Corporation, ADR	131,664
	Electrical Equipment – 2.9%

7,200	Futaba Corporation	126,613
	Electronic Equipment & Instruments – 10.9%

4,049	FujiFilm Holdings Corporation, ADR	129,447

1,400	Kyocera Corporation	112,740

2,900	Mabuchi Motor Company Limited	145,575

1,600	TDK Corporation	84,206
	Total Electronic Equipment & Instruments	471,968
	Food & Staples Retailing – 3.0%

5,500	Seven & I Holdings	129,036
	Food Products – 3.3%

6,000	Nippon Meat Packers Inc.	73,554

2,100	Nissin Foods Holdings Company Limited	67,022
	Total Food Products	140,576
	Health Care Equipment & Supplies – 2.9%

8,000	Paramount Bed Company Limited	126,055

60	Nuveen Investments

Shares	Description (1)	Value
	Household Durables – 5.1%

8,586	Panasonic Corporation, ADR	$135,745

9,000	Sekisui House, Ltd.	84,840
	Total Household Durables	220,585
	Household Products – 3.2%

6,000	KAO Corporation	136,011
	Insurance – 3.0%

5,100	Mitsui Sumitomo Insurance Company Limited	130,970
	Leisure Equipment & Products – 4.1%

1,200	Sankyo Company Ltd	71,524

8,000	Sega Sammy Holdings, Inc.	105,511
	Total Leisure Equipment & Products	177,035
	Media – 2.5%

1,160	Hakuhodo DY Holdings, Inc.	63,746

28	TV Asahi Corporation	43,025
	Total Media	106,771
	Oil, Gas & Consumable Fuels – 2.8%

23,000	Nippon Oil Corporation	122,018
	Personal Products – 3.0%

8,000	Shiseido Company, Limited	130,536
	Pharmaceuticals – 6.0%

2,300	Astellas Pharma, Inc.	87,746

4,700	Daiichi Sankyo Company Limited	85,432

1,900	Ono Pharmaceutical Company Limited	84,534
	Total Pharmaceuticals	257,712
	Real Estate Management & Development – 2.4%

10,000	Daiwa House Industry Company Limited	103,461
	Semiconductors & Equipment – 1.7%

1,000	Rohm Company Limited	74,399
	Textiles, Apparel & Luxury Goods – 2.4%

8,000	Wacoal Holdings Corporation	102,890
	Trading Companies & Distributors – 1.5%

5,100	Mitsui & Company Limited	63,976
	Wireless Telecommunication Services – 2.9%

8,746	NTT DoCoMo, Inc., ADR	126,292
	Total Common Stocks (cost $3,861,027)	4,033,363

Nuveen Investments	61

Portfolio of Investments

Nuveen Tradewinds Japan Fund (continued)

July 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 6.8%

$295	Repurchase Agreement with State Street Bank, dated 7/31/09, repurchase price $294,548, collateralized by $290,000 U.S. Treasury Notes, 3.125%, due 9/30/13, value $303,021	0.050%	8/03/09	$294,547
	Total Short-Term Investments (cost $294,547)			294,547
	Total Investments (cost $4,155,574) – 100.1%			4,327,910
	Other Assets Less Liabilities – (0.1)%			(4,355)
	Net Assets – 100%			$4,323,555

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

62	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 108.0%

	Aerospace & Defense – 2.6%

2,455	Thales S.A.	$103,784
	Air Freight & Logistics – 0.9%

1,590	TNT N.V	37,767
	Beverages – 1.1%

3,000	Kirin Holdings Company Limited	44,893
	Capital Markets – 1.6%

4,280	UBS AG, (2)	63,087
	Commercial Banks – 3.6%

10,000	Bangkok Bank Public Company Limited	33,059

1,531	ICICI Bank Limited, ADR, (3)	47,997

76,200	Krung Thai Bank Public Company Limited	18,473

8,000	Sumitomo Trust & Banking Company	43,794
	Total Commercial Banks	143,323
	Commercial Services & Supplies – 1.3%

5,000	Toppan Printing Company Limited	51,044
	Diversified Telecommunication Services – 5.3%

4,244	Deutsche Telekom AG, ADR	54,281

1,367	KT Corporation, Sponsored ADR	21,954

950	Nippon Telegraph and Telephone Corporation, ADR	19,618

1,500	Nippon Telegraph and Telephone Corporation	61,982

48,950	Telecom Italia S.p.A.	55,152
	Total Diversified Telecommunication Services	212,987
	Electric Utilities – 5.0%

7,550	Centrais Electricas Brasileiras S.A., ADR, (2),(3)	103,964

875	Electricite de France S.A	43,369

4,125	Korea Electric Power Corporation, Sponsored ADR, (2)	55,151
	Total Electric Utilities	202,484
	Electronic Equipment & Instruments – 1.0%

1,125	Tech Data Corporation, (2),(3)	39,296
	Energy Equipment & Services – 2.3%

3,155	BJ Services Company, (3)	44,738

820	Technip SA	49,578
	Total Energy Equipment & Services	94,316
	Food & Staples Retailing – 1.3%

2,430	Kroger Co.	51,953
	Food Products – 9.0%

165,310	Marine Harvest, (2)	103,834

1,300	Nissin Foods Holdings Company Limited	41,490

6,555	Smithfield Foods, Inc., (2),(3)	88,820

11,085	Tyson Foods, Inc., Class A	126,702
	Total Food Products	360,846
	Household Durables – 2.6%

11,000	Sekisui House, Ltd.	103,694

Nuveen Investments	63

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Household Products – 2.7%

473	KAO Corporation, Sponsored ADR, (3),(4)	$106,580
	Insurance – 0.9%

1,202	Loews Corporation, (3)	36,084
	Internet Software & Services – 2.2%

4,190	eBay Inc., (2),(3)	89,038
	Machinery – 3.2%

2,385	AGCO Corporation, (2),(3)	75,032

5,085	Tata Motors Limited, ADR, (3)	53,647
	Total Machinery	128,679
	Marine – 2.0%

6,180	Stolt-Nielsen S.A.	81,164
	Media – 1.7%

210	Hakuhodo DY Holdings Inc.	11,540

13	TV Asahi Corporation	19,976

1,636	Viacom Inc., Class B, (2),(3)	37,890
	Total Media	69,406
	Metals & Mining – 22.5%

4,365	Alcoa Inc., (3)	51,332

3,390	Alumina Limited, Sponsored ADR, (3)	19,459

2,680	AngloGold Ashanti Limited, Sponsored ADR, (3)	105,056

6,635	Barrick Gold Corporation	231,562

50,870	Eastern Platinum Limited, (2)	28,333

13,430	Gabriel Resources, Limited, (2)	23,064

8,655	Gold Fields Limited, DD	103,113

28,000	Lihir Gold Limited, (2)	64,867

34,970	Minara Resources Limited, (2)	32,464

24,285	Mineral Deposits Limited, (2)	14,218

5,200	Moto Goldmines, Limited, (2)	24,377

4,960	Newmont Mining Corporation	205,096
	Total Metals & Mining	902,941
	Multi-Utilities – 1.1%

1,720	Ameren Corporation, (3)	43,740
	Oil, Gas & Consumable Fuels – 13.1%

885	BP PLC, Sponsored ADR, (3)	44,285

3,765	Cameco Corporation	104,102

1,000	ConocoPhillips, (3)	43,710

1,020	CONSOL Energy Inc., (3)	36,241

2,985	ERG S.p.A.	44,204

2,312	Gazprom OAO, ADR	47,743

6,000	Nippon Oil Corporation	31,831

2,110	Peabody Energy Corporation, (3)	69,862

300	PetroChina Company Limited, ADR, (3)	35,325

2,160	StatoilHydro ASA, Sponsored ADR	46,332

1,775	Tesoro Corporation, (3)	23,235
	Total Oil, Gas & Consumable Fuels	526,870

64	Nuveen Investments

Shares	Description (1)			Value
	Paper & Forest Products – 2.4%

9,790	Mondi Plc			$43,337

4,975	UPM-Kymmene Corporation			52,118
	Total Paper & Forest Products			95,455
	Pharmaceuticals – 6.9%

1,105	AstraZeneca PLC, Sponsored ADR, (3)			51,316

6,205	Pfizer Inc. (3)			98,846

3,925	Sanofi-Aventis, Sponsored ADR			128,112
	Total Pharmaceuticals			278,274
	Road & Rail – 2.6%

1,785	Union Pacific Corporation			102,673
	Semiconductors & Equipment – 1.4%

2,600	Advantest Corporation			56,740
	Software – 2.0%

3,435	Microsoft Corporation, (3)			80,791
	Trading Companies & Distributors – 1.3%

4,100	Mitsui & Company Limited			51,431
	Water Utilities – 1.2%

1,442	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (3)			48,610
	Wireless Telecommunication Services – 3.2%

1,765	TIM Participacoes S.A., ADR, (3)			38,864

2,285	Turkcell Iletisim Hizmetleri A.S., ADR, (3)			36,056

2,595	Vodafone Group PLC, Sponsored ADR			53,404
	Total Wireless Telecommunication Services			128,324
	Total Common Stocks (cost $3,798,443)			4,336,274

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 17.0%

$681	Repurchase Agreement with State Street Bank, dated 7/31/09, repurchase price $681,485, collateralized by $665,000 U.S. Treasury Notes, 3.375%, due 6/30/13, value $697,984	0.050%	8/03/09	$681,482
	Total Short-Term Investments (cost $681,482)			681,482
	Total Investments (cost $4,479,925) – 125.0%			5,017,756

	COMMON STOCKS SOLD SHORT – (24.8)%

	Chemicals – (3.0)%

(2,385)	Sigma-Aldrich Corporation			$(121,039)
	Diversified Consumer Services – (3.9)%

(740)	Strayer Education Inc.			(157,161)
	Health Care Equipment & Supplies – (1.0)%

(560)	C. R. Bard, Inc.			(41,199)
	Hotels, Restaurants & Leisure – (4.9)%

(2,835)	McDonald’s Corporation			(156,095)

(1,205)	P.F. Changs China Bistro, Inc., (2)			(40,862)
	Total Hotels, Restaurants & Leisure			(196,957)
	Internet & Catalog Retail – (2.0)%

(940)	Amazon.com, Inc., (2)			(80,614)
	Personal Products – (2.9)%

(1,845)	Chattem Inc., (2)			(115,626)

Nuveen Investments	65

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

July 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Pharmaceuticals – (1.1)%

$(940)	Abbott Laboratories			$(42,292)
	Specialty Retail – (6.0)%

(1,285)	AutoZone, Inc., (2)			(197,337)

(1,785)	Urban Outfitters, Inc., (2)			(42,911)
	Total Specialty Retail			(240,248)
	Total Common Stocks Sold Short (proceeds $993,300)			(995,136)
	Other Assets Less Liabilities – (0.2)%			(6,572)
	Net Assets – 100%			$4,016,048

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	For SFAS No. 157 disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2009

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity
Assets
Investments, at value (cost $769,516, $670,407 and $958,963, respectively)	$694,248	$638,574	$1,067,280
Short-term investments (at cost, which approximates value)	—	—	—
Cash	15,578	38,204	18,891
Receivables:
Dividends	408	79	1,242
From Adviser	9,442	8,086	—
From Nuveen	—	—	22,228
Interest	—	—	—
Investments sold	21,232	—	—
Reclaims	21	17	43
Total assets	740,929	684,960	1,109,684
Liabilities
Collateral due to broker	—	—	—
Payable for investments purchased	28,833	6,665	—
Accrued expenses:
Management fees	—	—	921
12b-1 distribution and service fees	549	169	389
Other	18,570	17,905	13,528
Total liabilities	47,952	24,739	14,838
Net assets	$692,977	$660,221	$1,094,846
Class A Shares
Net assets	$173,671	$165,394	$274,013
Shares outstanding	12,500	12,500	12,500
Net asset value per share	$13.89	$13.23	$21.92
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$14.74	$14.04	$23.26
Class C Shares
Net assets	$171,525	$163,342	$272,806
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$13.72	$13.07	$21.82
Class R3 Shares
Net assets	$—	$—	$273,610
Shares outstanding	$—	$—	12,500
Net asset value and offering price per share	$—	$—	$21.89
Class I Shares
Net assets	$347,781	$331,485	$274,417
Shares outstanding	24,942	24,947	12,500
Net asset value and offering price per share	$13.94	$13.29	$21.95
Net Assets Consist of:
Capital paid-in	$996,840	$993,092	$998,949
Undistributed net investment income (loss)	—	—	6,633
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	(228,595)	(301,038)	(19,053)
Net unrealized appreciation (depreciation) of investments	(75,268)	(31,833)	108,317
Net assets	$692,977	$660,221	$1,094,846

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Assets and Liabilities (continued)

July 31, 2009

	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Assets
Investments, at value (cost $1,013,616, $998,840 and $1,193,570, respectively)	$1,194,941	$1,201,375	$1,363,226
Short-term investments (at cost, which approximates value)	—	—	—
Cash	20,458	12,709	259,201	(1)
Receivables:
Dividends	978	1,230	278
From Adviser	1,790	9,952	—
From Nuveen	—	—	22,281
Interest	—	—	—
Investments sold	19,745	75,889	38,349
Reclaims	53	149	364
Total assets	1,237,965	1,301,304	1,683,699
Liabilities
Securities sold short, at value (proceeds $-, $- and $273,511, respectively)	—	—	304,754
Payables:
Collateral due to broker	—	—	222,471
Dividends for securities sold short	—	—	50
Investments purchased	18,787	34,961	34,455
Accrued expenses:
Management fees	—	—	156
12b-1 distribution and service fees	424	435	396
Other	11,712	11,840	12,877
Total liabilities	30,923	47,236	575,159
Net assets	$1,207,042	$1,254,068	$1,108,540
Class A Shares
Net assets	$301,913	$313,676	$277,439
Shares outstanding	12,500	12,500	12,500
Net asset value per share	$24.15	$25.09	$22.20
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.62	$26.62	$23.55
Class C Shares
Net assets	$301,302	$313,040	$276,223
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$24.10	$25.04	$22.10
Class R3 Shares
Net assets	$301,709	$313,464	$277,033
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$24.14	$25.08	$22.16
Class I Shares
Net assets	$302,118	$313,888	$277,845
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$24.17	$25.11	$22.23
Net Assets Consist of:
Capital paid-in	$998,807	$998,789	$996,801
Undistributed net investment income (loss)	—	—	—
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	26,901	52,683	(26,674)
Net unrealized appreciation (depreciation) of investments	181,334	202,596	138,413
Net assets	$1,207,042	$1,254,068	$1,108,540

68	Nuveen Investments

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap Plus
Assets
Investments, at value (cost $2,133,930, $3,861,027 and $3,798,443, respectively)	$2,710,166	$4,033,363	$4,336,274
Short-term investments (at cost, which approximates value)	259,052	294,547	681,482
Cash	—	—	45,482	(1)
Receivables:
Dividends	3,728	4,017	3,930
From Adviser	5,490	6,226	229
From Nuveen	19,145	25,284	22,317
Interest	2,932	—	—
Investments sold	14,444	—	—
Reclaims	—	—	373
Total assets	3,014,957	4,363,437	5,090,087
Liabilities
Securities sold short, at value (proceeds $-, $- and $993,300, respectively)	—	—	995,136
Payables:
Collateral due to broker	—	—	45,482
Dividends for securities sold short	—	—	376
Investments purchased	23,653	25,391	16,810
Accrued expenses:
Management fees	—	—	—
12b-1 distribution and service fees	538	379	502
Other	14,154	14,112	15,733
Total liabilities	38,345	39,882	1,074,039
Net assets	$2,976,612	$4,323,555	$4,016,048
Class A Shares
Net assets	$393,082	$263,596	$361,150
Shares outstanding	12,500	12,500	12,500
Net asset value per share	$31.45	$21.09	$28.89
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$33.37	$22.38	$30.65
Class C Shares
Net assets	$391,355	$262,434	$359,570
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$31.31	$20.99	$28.77
Class R3 Shares
Net assets	$392,504	$263,208	$360,623
Shares outstanding	12,500	12,500	12,500
Net asset value and offering price per share	$31.40	$21.06	$28.85
Class I Shares
Net assets	$1,799,671	$3,534,317	$2,934,705
Shares outstanding	57,151	167,346	101,416
Net asset value and offering price per share	$31.49	$21.12	$28.94
Net Assets Consist of:
Capital paid-in	$2,262,341	$4,087,497	$3,333,056
Undistributed net investment income (loss)	22,913	24,974	3,403
Accumulated net realized gain (loss) from investments, foreign currency and securities sold short	115,093	38,882	143,554
Net unrealized appreciation (depreciation) of investments	576,265	172,202	536,035
Net assets	$2,976,612	$4,323,555	$4,016,048

(1) Represents collateral held for securities lending transactions. See Notes to Financial Statements, Footnote 1 – Enhanced Custody Program for further information.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Operations

Year Ended July 31, 2009

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara(1) EcoLogic Equity
Investment Income	$8,112	$5,522	$13,964
Expenses
Management fees	4,930	4,922	4,661
12b-1 service fees – Class A	393	368	365
12b-1 distribution and service fees – Class C	1,557	1,461	1,456
12b-1 distribution and service fees – Class R3	—	—	729
Dividend expense on securities sold short	—	—	—
Shareholders’ servicing agent fees and expenses	125	125	7,962
Custodian’s fees and expenses	4,462	5,335	1,888
Enhanced custody expense	—	—	—
Trustees’ fees and expenses	12	11	16
Professional fees	25,734	24,215	6,118
Shareholders’ reports – printing and mailing expenses	6,689	6,689	10,861
Federal and state registration fees	28	—	48
Other expenses	1,387	1,342	253
Total expenses before custodian fee credit and expense reimbursement	45,317	44,468	34,357
Custodian fee credit	(100)	(263)	(3)
Expense reimbursement	(37,093)	(36,241)	(25,976)
Net expenses	8,124	7,964	8,378
Net investment income (loss)	(12)	(2,442)	5,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments, foreign currency and securities sold short	(204,906)	(240,787)	(19,057)
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	43,691	67,353	108,317
Net realized and unrealized gain (loss)	(161,215)	(173,434)	89,260
Net increase (decrease) in net assets from operations	$(161,227)	$(175,876)	$94,846

70	Nuveen Investments

	Santa Barbara(2) Global Equity	Santa Barbara(2) International Equity	Santa Barbara(3) Growth Plus
Investment Income	$5,906	$7,987	$10,785
Expenses
Management fees	2,683	2,879	6,394
12b-1 service fees – Class A	187	190	364
12b-1 distribution and service fees – Class C	746	759	1,452
12b-1 distribution and service fees – Class R3	374	380	727
Dividend expense on securities sold short	—	—	2,915
Shareholders’ servicing agent fees and expenses	43	43	6,598
Custodian’s fees and expenses	3,186	3,845	2,739
Enhanced custody expense	—	—	678
Trustees’ fees and expenses	9	9	16
Professional fees	7,127	7,127	6,046
Shareholders’ reports – printing and mailing expenses	3,677	3,677	11,200
Federal and state registration fees	56	56	48
Other expenses	63	62	128
Total expenses before custodian fee credit and expense reimbursement	18,151	19,027	39,305
Custodian fee credit	—	—	(1)
Expense reimbursement	(13,262)	(14,058)	(25,320)
Net expenses	4,889	4,969	13,984
Net investment income (loss)	1,017	3,018	(3,199)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments, foreign currency and securities sold short	24,691	48,454	(26,674)
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	181,334	202,596	138,413
Net realized and unrealized gain (loss)	206,025	251,050	111,739
Net increase (decrease) in net assets from operations	$207,042	$254,068	$108,540

(1)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(2)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(3)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Operations (continued)

Year Ended July 31, 2009

	Tradewinds(1) Emerging Markets	Tradewinds(1) Japan	Tradewinds(2) Global All-Cap Plus
Investment Income	$28,173	$44,573	$20,496
Expenses
Management fees	9,679	21,348	9,651
12b-1 service fees – Class A	439	349	420
12b-1 distribution and service fees – Class C	1,752	1,394	1,674
12b-1 distribution and service fees – Class R3	878	698	839
Dividend expense on securities sold short	—	—	2,146
Shareholders’ servicing agent fees and expenses	6,607	6,955	7,962
Custodian’s fees and expenses	6,883	5,265	7,047
Enhanced custody expense	—	—	745
Trustees’ fees and expenses	21	59	19
Professional fees	6,078	6,561	6,073
Shareholders’ reports – printing and mailing expenses	9,196	9,250	13,506
Federal and state registration fees	6,310	6,433	151
Other expenses	2,047	1,926	246
Total expenses before custodian fee credit and expense reimbursement	49,890	60,238	50,479
Custodian fee credit	(2)	(1)	(1)
Expense reimbursement	(34,323)	(30,829)	(32,290)
Net expenses	15,565	29,408	18,188
Net investment income (loss)	12,608	15,165	2,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments, foreign currency and securities sold short	124,311	47,705	143,602
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	576,265	172,202	536,035
Net realized and unrealized gain (loss)	700,576	219,907	679,637
Net increase (decrease) in net assets from operations	$713,184	$235,072	$681,945

(1) For the period December 29, 2008 (commencement of operations) through July 31, 2009.

(2) For the period December 30, 2008 (commencement of operations) through July 31, 2009.

72	Nuveen Investments

Statement of Changes in Net Assets

	Santa Barbara Strategic Growth		Santa Barbara Mid-Cap Growth
	Year Ended 7/31/2009	For the Period December 3, 2007 (Commencement of Operations) through July 31, 2008	Year Ended 7/31/2009	For the Period December 3, 2007 (Commencement of Operations) through July 31, 2008
Operations
Net investment income (loss)	$(12)	$(3,148)	$(2,442)	$(4,466)
Net realized gain (loss) from investments, foreign currency and securities sold short	(204,906)	(23,689)	(240,787)	(60,251)
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	43,691	(118,959)	67,353	(99,186)
Net increase (decrease) in net assets from operations	(161,227)	(145,796)	(175,876)	(163,903)
Fund Share Transactions
Proceeds from sale of shares	—	1,240,375	—	1,236,875
Cost of shares redeemed	—	(240,375)	—	(236,875)
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets	(161,227)	854,204	(175,876)	836,097
Net assets at the beginning of period	854,204	—	836,097	—
Net assets at the end of period	$692,977	$854,204	$660,221	$836,097
Undistributed net investment income (loss) at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Changes in Net Assets (continued)

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009	For the Period December 30, 2008 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$5,586	$1,017	$3,018	$(3,199)
Net realized gain (loss) from investments, foreign currency and securities sold short	(19,057)	24,691	48,454	(26,674)
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	108,317	181,334	202,596	138,413
Net increase (decrease) in net assets from operations	94,846	207,042	254,068	108,540
Fund Share Transactions
Proceeds from sale of shares	1,000,000	1,000,000	1,000,000	1,000,000
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	1,000,000	1,000,000	1,000,000	1,000,000
Net increase (decrease) in net assets	1,094,846	1,207,042	1,254,068	1,108,540
Net assets at the beginning of period	—	—	—	—
Net assets at the end of period	$1,094,846	$1,207,042	$1,254,068	$1,108,540
Undistributed net investment income (loss) at the end of period	$6,633	$—	$—	$—

74	Nuveen Investments

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap Plus
	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009	For the Period December 30, 2008 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$12,608	$15,165	$2,308
Net realized gain (loss) from investments, foreign currency and securities sold short	124,311	47,705	143,602
Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short	576,265	172,202	536,035
Net increase (decrease) in net assets from operations	713,184	235,072	681,945
Fund Share Transactions
Proceeds from sale of shares	2,263,428	4,619,455	3,334,103
Cost of shares redeemed	—	(530,972)	—
Net increase (decrease) in net assets from Fund share transactions	2,263,428	4,088,483	3,334,103
Net increase (decrease) in net assets	2,976,612	4,323,555	4,016,048
Net assets at the beginning of period	—	—	—
Net assets at the end of period	$2,976,612	$4,323,555	$4,016,048
Undistributed net investment income (loss) at the end of period	$22,913	$24,974	$3,403

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Strategic Growth Fund (“Santa Barbara Strategic Growth”), Nuveen Santa Barbara Mid-Cap Growth Fund (“Santa Barbara Mid-Cap Growth”), Nuveen Santa Barbara EcoLogic Equity Fund (“Santa Barbara EcoLogic Equity“), Nuveen Santa Barbara Global Equity Fund (“Santa Barbara Global Equity”), Nuveen Santa Barbara International Equity Fund (“Santa Barbara International Equity”), Nuveen Santa Barbara Growth Plus Fund (“Santa Barbara Growth Plus”), Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) and Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

During the reporting period, the advisory business and portfolio management personnel of Rittenhouse Asset Management, Inc. (“Rittenhouse”), were consolidated with Santa Barbara Asset Management, LLC (“Santa Barbara”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) and an affiliate of Rittenhouse.

As previously approved by the Funds’ Board of Trustees, effective July 29, 2009, the Nuveen Rittenhouse Strategic Growth Fund and Nuveen Rittenhouse Mid-Cap Growth Fund changed their names to Nuveen Santa Barbara Strategic Growth Fund and Nuveen Santa Barbara Mid-Cap Growth Fund, respectively.

Santa Barbara Strategic Growth ordinarily invests in equity securities of companies with varied market capitalizations in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Santa Barbara Mid-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Growth Index in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities of companies domiciled in the U.S. but may invest in non-U.S. equity securities.

Santa Barbara EcoLogic Equity ordinarily invests in a diversified portfolio of equity securities of companies with stronger environmental and climate change practices than their industry peers in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 80% of its net assets in U.S. equity securities but may invest up to 25% of its net assets in non-U.S. equity securities. The Fund commenced operations on December 29, 2008.

Santa Barbara Global Equity ordinarily invests at least 80% of its net assets in U.S. and non-U.S. equity securities in an attempt to provide long-term capital appreciation. The Fund will ordinarily concentrate its investments in developed markets but may invest up to 25% of its net assets in companies located in emerging markets. The Fund will invest at least 40% of its net assets in non-U.S. equity securities. The Fund commenced operations on April 24, 2009.

Santa Barbara International Equity ordinarily invests at least 80% of its net assets in non-U.S. equity securities in an attempt to provide long-term capital appreciation. The Fund will ordinarily concentrate its investments in developed markets but may invest up to 30% of its net assets in companies located in emerging markets. The Fund commenced operations on April 24, 2009.

Santa Barbara Growth Plus ordinarily invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets plus borrowings in non-U.S. equity securities. “Borrowings” represent the proceeds from short positions less any uninvested cash from such short positions. The Fund commenced operation on December 30, 2008.

Tradewinds Emerging Markets ordinarily invests at least 80% of its net assets in securities of emerging market issuers in an attempt to provide long-term capital appreciation. The Fund invests primarily in equity securities but may also invest up to 20% of its net assets in debt and other fixed-income securities of emerging markets issuers. The Fund commenced operations on December 29, 2008.

Tradewinds Japan ordinarily invests at least 80% of it net assets in equity securities issued by companied listed or domiciled in Japan in an attempt to provide long-term capital appreciation. The Fund commenced operations on December 29, 2008.

Tradewinds Global All-Cap Plus ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund will ordinarily invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets

76	Nuveen Investments

plus borrowings in equity securities of companies located in emerging markets. The Fund will ordinarily invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions. The Fund commenced operations on December 30, 2008.

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen and transferred to Class I Shares on May 2, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2009, Santa Barbara Global Equity, Santa Barbara International Equity, Tradewinds Emerging Markets and Tradewinds Global All-Cap Plus had outstanding delayed delivery purchase commitments of $18,787, $34,961, $13,115 and $16,582, respectively. There were no outstanding when-issued/delayed delivery purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	77

Notes to Financial Statements (continued)

Santa Barbara Growth Plus, Santa Barbara Global Equity, Santa Barbara International Equity and Tradewinds Global All-Cap impose a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. During the period from each Fund’s commencement of operations through July 31, 2009, there were no redemption fees imposed. Redemption fees, if any, are recorded as an increase to each Fund’s capital paid-in.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from investments, foreign currency and securities sold short” and “Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short” on the Statement of Operations.

Derivative Instruments

Each Fund is authorized to invest in certain derivative instruments, including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2009 and/or from the commencement of operations through July 31, 2009.

Enhanced Custody Program

Santa Barbara Growth Plus and Tradewinds Global All-Cap Plus each pursue a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in each Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Funds’ custodian through its enhanced custody program.

Short Sale Transactions – When each Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Funds’ portfolios or from borrowing from the Funds’ custodian. Proceeds from selling short are used to finance the purchase of additional securities for the Funds’ long portfolios. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Funds are obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains or losses are included with “Net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds have segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Funds. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

Securities Lending Transactions – In the ordinary course of business, up to 100% of each Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. Each Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. Each Fund uses the cash collateral obtained from such loans primarily to collateralize the Funds’ borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Funds. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, each Fund pays the custodian a fee based on the market value of the Funds’ outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

78	Nuveen Investments

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2009:

Santa Barbara Strategic Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$694,248	$—	$—	$694,248
Santa Barbara Mid-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$638,574	$—	$—	$638,574
Santa Barbara Ecologic Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,021,975	$45,305	$—	$1,067,280
Santa Barbara Global Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,194,941	$—	$—	$1,194,941
Santa Barbara International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,201,375	$—	$—	$1,201,375

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

Nuveen Investments	79

Notes to Financial Statements (continued)

Santa Barbara Growth Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,363,226	$—	$—	$1,363,226
Common Stocks Sold Short	(261,544)	—	—	(261,544)
Investment Companies Sold Short	(43,210)	—	—	(43,210)
Total	$1,058,472	$—	$—	$1,058,472
Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,515,059	$—	$—	$2,515,059
Convertible Bonds	—	39,975	87,044	127,019
Corporate Bonds	—	68,088	—	68,088
Short-Term Investments	259,052	—	—	259,052
Total	$2,774,111	$108,063	$87,044	$2,969,218
Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,033,363	$—	$—	$4,033,363
Short-Term Investments	294,547	—	—	294,547
Total	$4,327,910	$—	$—	$4,327,910
Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$4,229,694	$106,580	$—	$4,336,274
Short-Term Investments	681,482	—	—	681,482
Common Stocks Sold Short	(995,136)	—	—	(995,136)
Total	$3,916,040	$106,580	$—	$4,022,620

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The following is a reconciliation of Tradewinds Emerging Market’s Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Emerging Markets Level 3 Investments
Balance at beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	34,156
Net purchases at cost (sales at proceeds)	52,854
Net discounts (premiums)	34
Net transfers in to (out of) at end of period fair value	—
Balance at end of period	$87,044

“Change in net unrealized appreciation (depreciation) of investments, foreign currency and securities sold short” presented on the Statement of Operations for Tradewinds Emerging Markets includes $34,156 of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Trust adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2009 and/or from the commencement of operations through July 31, 2009.

80	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Strategic Growth
	Year Ended 7/31/09		For the Period 12/3/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	N/A	N/A	12,500	250,000
Class C	—	—	12,500	250,000
Class I	—	—	24,942	490,375
	—	—	62,442	1,240,375
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(240,375)
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	49,942	$1,000,000
N/A – Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

	Santa Barbara Mid-Cap Growth
	Year Ended 7/31/09		For the Period 12/3/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	N/A	N/A	12,500	250,000
Class C	—	—	12,500	250,000
Class I	—	—	24,947	486,875
	—	—	62,447	1,236,875
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(236,875)
Class C	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	49,947	$1,000,000

N/A – Effective March 31, 2008, Class B Shares were no longer available to the Fund and transferred to Class I Shares on May 2, 2008.

	Santa Barbara EcoLogic Equity
	For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

Nuveen Investments	81

Notes to Financial Statements (continued)

	Santa Barbara Global Equity
	For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

	Santa Barbara International Equity
	For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

	Santa Barbara Growth Plus
	For the Period 12/30/08 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Total	50,000	$1,000,000

	Tradewinds Emerging Markets
	For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	57,151	1,513,428
Total	94,651	$2,263,428

	Tradewinds Japan
	For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	193,684	3,869,455
	231,184	4,619,455
Shares redeemed:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	(26,338)	(530,972)
Net increase (decrease)	204,846	$4,088,483

82	Nuveen Investments

	Tradewinds Global All-Cap Plus
	For the Period 12/30/08 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	101,416	2,584,103
Total	138,916	$3,334,103

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2009 and/or from the commencement of operations through July 31, 2009, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Purchases	$456,713	$487,671	$1,128,171	$1,376,203	$1,470,713	$1,604,172
Sales	445,990	443,975	150,155	394,253	533,189	657,441

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap Plus
Purchases	$2,435,352	$4,650,540	$4,159,641
Sales	430,759	828,395	1,498,036

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Cost of investments	$770,417	$674,333	$958,963	$1,013,616	$998,839	$1,193,570

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap
Cost of investments	$2,404,287	$4,157,777	$4,497,694

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Gross unrealized:
Appreciation	$39,756	$56,810	$123,616	$182,334	$209,789	$189,510
Depreciation	(115,925)	(92,569)	(15,299)	(1,009)	(7,253)	(19,854)
Net unrealized appreciation (depreciation) of investments	$(76,169)	$(35,759)	$108,317	$181,325	$202,536	$169,656

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap
Gross unrealized:
Appreciation	$577,648	$406,062	$550,382
Depreciation	(12,717)	(235,929)	(30,320)
Net unrealized appreciation (depreciation) of investments	$564,931	$170,133	$520,062

Nuveen Investments	83

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ tax year end, were as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Undistributed net ordinary income*	$—	$—	$6,633	$26,901	$52,683	$—
Undistributed net long-term capital gains	—	—	—	—	—	—

	Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap Plus
Undistributed net ordinary income*	$151,801	$66,059	$164,725
Undistributed net long-term capital gains	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2009	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa*** Barbara EcoLogic Equity	Santa**** Barbara Global Equity	Santa**** Barbara International Equity	Santa***** Barbara Growth Plus
Distributions from net ordinary income*	$—	$—	$—	$—	$—	$—
Distributions from net long-term capital gains**	—	—	—	—	—	—

2009	Tradewinds*** Emerging Markets	Tradewinds*** Japan	Tradewinds***** Global All-Cap Plus
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains**	—	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2009.

The tax character of Santa Barbara Strategic Growth and Santa Barbara Mid-Cap Growth distributions paid during the tax year ended July 31, 2008, was designated for the purpose of the dividends paid deduction as follows:

For the period December 3, 2007 (commencement of operations) through July 31, 2008	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth
Distributions from net ordinary income*	$—	$—
Distributions from net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth
Expiration: July 31, 2017	$79,776	$100,028

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 and/or from the commencement of operations through July 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa*** Barbara EcoLogic Equity	Santa***** Barbara Growth Plus	Tradewinds*** Emerging Markets
Post-October capital losses	$147,918	$197,084	$19,053	$26,674	$—
Post-October currency losses	—	—	—	—	2,490

***	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
****	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*****	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

84	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Santa Barbara Strategic Growth Fund-Level Fee Rate	Santa Barbara Mid-Cap Growth Fund-Level Fee Rate	Santa Barbara EcoLogic Equity Fund-Level Fee Rate	Santa Barbara Global Equity Fund-Level Fee Rate	Santa Barbara International Equity Fund-Level Fee Rate	Santa Barbara Growth Plus Fund-Level Fee Rate
For the first $125 million	.5900%	.6400%	.6000%	.7000%	.7500%	.9000%
For the next $125 million	.5775	.6275	.5825	.6875	.7375	.8825
For the next $250 million	.5650	.6150	.5750	.6750	.7250	.8750
For the next $500 million	.5525	.6025	.5625	.6625	.7125	.8625
For the next $1 billion	.5400	.5900	.5500	.6500	.7000	.8500
For net assets over $2 billion	.5150	.5650	.5350	.6250	.6750	.8350

Average Daily Net Assets (1)	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate
For the first $125 million	1.0400%	.7900%	1.0500%
For the next $125 million	1.0225	.7725	1.0325
For the next $250 million	1.0150	.7650	1.0250
For the next $500 million	1.0025	.7525	1.0125
For the next $1 billion	.9900	.7400	1.0000
For net assets over $2 billion	.9750	.7250	.9850

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

Nuveen Investments	85

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Tradewinds Global Investors, LLC (“Tradewinds”), (collectively the “Sub-Advisers”). The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Strategic Growth	1.04%	November 30, 2010	1.29%
Santa Barbara Mid-Cap Growth	1.09	November 30, 2010	1.34
Santa Barbara EcoLogic Equity	1.00	November 30, 2011	1.25
Santa Barbara Global Equity	1.20	November 30, 2012	1.45
Santa Barbara International Equity	1.20	November 30, 2012	1.45
Santa Barbara Growth Plus	1.35	November 30, 2011	1.60
Tradewinds Emerging Markets	1.60	November 30, 2011	1.85
Tradewinds Japan Fund	1.25	November 30, 2011	1.50
Tradewinds Global All-Cap Plus	1.60	November 30, 2011	1.85

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2009, Nuveen owned shares of each Fund as follows:

	Santa Barbara Strategic Growth	Santa Barbara Mid-Cap Growth	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara International Equity	Santa Barbara Growth Plus
Class A	12,500	12,500	12,500	12,500	12,500	12,500
Class C	12,500	12,500	12,500	12,500	12,500	12,500
Class R3	—	—	12,500	12,500	12,500	12,500
Class I	24,942	24,947	12,500	12,500	12,500	12,500

				Tradewinds Emerging Markets	Tradewinds Japan	Tradewinds Global All-Cap Plus
Class A				12,500	12,500	12,500
Class C				12,500	12,500	12,500
Class R3				12,500	12,500	12,500
Class I				12,500	137,500	12,500

During the fiscal year ended July 31, 2009 and/or from the commencement of operations through July 31, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees for each of the Funds.

8. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 29, 2009, which is the date the Trust’s Form N-SAR was filed with the Securities and Exchange Commission (SEC).

86	Nuveen Investments

Financial Highlights

Nuveen Investments	87

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA STRATEGIC GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2009	$17.12	$.01	$(3.24)	$(3.23)	$—	$—	$—	$13.89	(18.75)%
2008(e)	20.00	(.03)	(2.85)	(2.88)	—	—	—	17.12	(14.40)
Class C (12/07)
2009	17.03	(.09)	(3.22)	(3.31)	—	—	—	13.72	(19.38)
2008(e)	20.00	(.12)	(2.85)	(2.97)	—	—	—	17.03	(14.85)
Class I (12/07)(f)
2009	17.13	.04	(3.23)	(3.19)	—	—	—	13.94	(18.51)
2008(e)	20.00	— **	(2.87)	(2.87)	—	—	—	17.13	(14.35)

88	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$174	7.17%		(5.88)%		1.25%		.04%		1.23%		.06%		70%
214	4.45	*	(3.46	)*	1.28	*	(.29	)*	1.22	*	(.23	)*	60

172	7.91		(6.62)		2.00		(.71)		1.99		(.69)		70
213	5.20	*	(4.21	)*	2.03	*	(1.04	)*	1.98	*	(.99	)*	60

348	6.92		(5.63)		1.00		.29		.98		.31		70
427	4.20	*	(3.21	)*	1.02	*	.03	*	.97	*	.02	*	60

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA MID-CAP GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2009	$16.75	$(.04)	$(3.48)	$(3.52)	$—	$—	$—	$13.23	(20.96)%
2008(e)	20.00	(.06)	(3.19)	(3.25)	—	—	—	16.75	(16.25)
Class C (12/07)
2009	16.66	(.13)	(3.46)	(3.59)	—	—	—	13.07	(21.55)
2008(e)	20.00	(.15)	(3.19)	(3.34)	—	—	—	16.66	(16.70)
Class I (12/07)(f)
2009	16.77	(.01)	(3.47)	(3.48)	—	—	—	13.29	(20.75)
2008(e)	20.00	(.03)	(3.20)	(3.23)	—	—	—	16.77	(16.15)

90	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$165	7.50%		(6.56)%		1.34%		(.40)%		1.29%		(.35)%		75%
209	4.64	*	(3.89	)*	1.33	*	(.57	)*	1.27	*	(.51	)*	83

163	8.24		(7.30)		2.09		(1.15)		2.04		(1.10)		75
208	5.40	*	(4.65	)*	2.08	*	(1.33	)*	2.02	*	(1.27	)*	83

331	7.25		(6.31)		1.09		(.15)		1.04		(.10)		75
418	4.39	*	(3.64	)*	1.07	*	(.32	)*	1.01	*	(.26	)*	83

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA ECOLOGIC EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(e)	$20.00	$.13	$1.79	$1.92	$—	$—	$—	$21.92	9.60%
Class C (12/08)
2009(e)	20.00	.05	1.77	1.82	—	—	—	21.82	9.10
Class R3 (12/08)
2009(e)	20.00	.10	1.79	1.89	—	—	—	21.89	9.45
Class I (12/08)
2009(e)	20.00	.16	1.79	1.95	—	—	—	21.95	9.75

92	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$274	5.70	%*	(3.31	)%*	1.25	%*	1.14	%*	1.25	%*	1.14	%*	16%

273	6.45	*	(4.06	)*	2.00	*	.39	*	2.00	*	.39	*	16

274	5.95	*	(3.56	)*	1.50	*	.89	*	1.50	*	.89	*	16

274	5.45	*	(3.06	)*	1.00	*	1.39	*	1.00	*	1.39	*	16

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2009(e)	$20.00	$.03	$4.12	$4.15	$—	$—	$—	$24.15	20.75%
Class C (4/09)
2009(e)	20.00	(.01)	4.11	4.10	—	—	—	24.10	20.50
Class R3 (4/09)
2009(e)	20.00	.02	4.12	4.14	—	—	—	24.14	20.65
Class I (4/09)
2009(e)	20.00	.05	4.12	4.17	—	—	—	24.17	20.85

94	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$302	5.88	%*	(3.91	)%*	1.45	%*	.53	%*	1.45	%*	(.53	)%*	37%

301	6.64	*	(4.66	)*	2.20	*	(.23	)*	2.20	*	(.23	)*	37

302	6.14	*	(4.16	)*	1.70	*	.28	*	1.70	*	.28	*	37

302	5.64	*	(3.66	)*	1.20	*	.78	*	1.20	*	.78	*	37

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2009(e)	$20.00	$.07	$5.02	$5.09	$—	$—	$—	$25.09	25.35%
Class C (4/09)
2009(e)	20.00	.03	5.01	5.04	—	—	—	25.04	25.10
Class R3 (4/09)
2009(e)	20.00	.06	5.02	5.08	—	—	—	25.08	25.25
Class I (4/09)
2009(e)	20.00	.08	5.03	5.11	—	—	—	25.11	25.45

96	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$314	6.07	%*	(3.41	)%*	1.45	%*	1.22	%*	1.45	%*	1.22	%*	49%

313	6.82	*	(4.16	)*	2.20	*	.46	*	2.20	*	.46	*	49

313	6.33	*	(3.66	)*	1.70	*	.97	*	1.70	*	.97	*	49

314	5.83	*	(3.30	)*	1.20	*	1.33	*	1.20	*	1.33	*	49

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(f)	$20.00	$(.04)	$2.24	$2.20	$—	$—	$—	$22.20	11.00%
Class C (12/08)
2009(f)	20.00	(.13)	2.23	2.10	—	—	—	22.10	10.50
Class R3 (12/08)
2009(f)	20.00	(.07)	2.23	2.16	—	—	—	22.16	10.85
Class I (12/08)
2009(f)	20.00	(.01)	2.24	2.23	—	—	—	22.23	11.15

98	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)(e)		Expenses(e)		Net Invest- ment Income (Loss)(e)		Expenses(e)		Net Invest- ment Income (Loss)(e)		Portfolio Turnover Rate

$277	6.57	%*	(4.72	)%*	2.22	%*	(.36	)%*	2.22	%*	(.36	)%*	63%

276	7.32	*	(5.46	)*	2.97	*	(1.11	)*	2.97	*	(1.11	)*	63

277	6.82	*	(4.96	)*	2.47	*	(.61	)*	2.47	*	(.61	)*	63

278	6.32	*	(4.46	)*	1.97	*	(.11	)*	1.97	*	(.11	)*	63

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2009(f)	.50%*	.12%*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(e)	$20.00	$.27	$11.18	$11.45	$—	$—	$—	$31.45	57.25%
Class C (12/08)
2009(e)	20.00	.17	11.14	11.31	—	—	—	31.31	56.55
Class R3 (12/08)
2009(e)	20.00	.24	11.16	11.40	—	—	—	31.40	57.00
Class I (12/08)
2009(e)	20.00	.23	11.26	11.49	—	—	—	31.49	57.45

100	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$393	6.15	%*	(2.34	)%*	1.85	%*	1.95	%*	1.85	%*	1.96	%*	32%

391	6.89	*	(3.09	)*	2.60	*	1.20	*	2.60	*	1.20	*	32

393	6.40	*	(2.59	)*	2.10	*	1.71	*	2.10	*	1.71	*	32

1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	1.60	*	1.60	*	32

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(e)	$20.00	$.10	$.99	$1.09	$—	$—	$—	$21.09	5.45%
Class C (12/08)
2009(e)	20.00	.02	.97	.99	—	—	—	20.99	4.95
Class R3 (12/08)
2009(e)	20.00	.07	.99	1.06	—	—	—	21.06	5.30
Class I (12/08)
2009(e)	20.00	.08	1.04	1.12	—	—	—	21.12	5.60

102	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$264	2.95	%*	(.55	)%*	1.50	%*	.90	%*	1.50	%*	.90	%*	23%

262	3.70	*	(1.29	)*	2.25	*	.15	*	2.25	*	.15	*	23

263	3.20	*	(.80	)*	1.75	*	.65	*	1.75	*	.65	*	23

3,534	2.67	*	(.69	)*	1.25	*	.74	*	1.25	*	.74	*	23

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(f)	$20.00	$.08	$8.81	$8.89	$—	$—	$—	$28.89	44.45%
Class C (12/08)
2009(f)	20.00	(.02)	8.79	8.77	—	—	—	28.77	43.85
Class R3 (12/08)
2009(f)	20.00	.05	8.80	8.85	—	—	—	28.85	44.25
Class I (12/08)
2009(f)	20.00	.05	8.89	8.94	—	—	—	28.94	44.70

104	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)(e)		Expenses(e)		Net Invest- ment Income (Loss)(e)		Expenses(e)		Net Invest- ment Income (Loss)(e)		Portfolio Turnover Rate

$361	6.92	%*	(4.07	)%*	2.25	%*	.60	%*	2.25	%*	.60	%*	105%

360	7.67	*	(4.82	)*	3.00	*	(.15	)*	3.00	*	(.15	)*	105

361	7.17	*	(4.32	)*	2.50	*	.35	*	2.50	*	.35	*	105

2,935	5.18	*	(2.90	)*	1.92	*	.36	*	1.92	*	.36	*	105

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividend Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2009(f)	.31%*	.10%*
(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	105

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Nuveen Santa Barbara Strategic Growth Fund (previously the Nuveen Rittenhouse Strategic Growth Fund) and the Nuveen Santa Barbara Mid-Cap Growth Fund (previously the Nuveen Rittenhouse Mid-Cap Growth Fund) for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Santa Barbara Asset Management, LLC (“SBAM” or the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

The initial investment advisory agreements between NAM and the Nuveen Santa Barbara Global Equity Fund and the Nuveen Santa Barbara International Equity Fund (the “April 2009 Funds”) and the initial sub-advisory agreements between NAM and SBAM on behalf of such funds were approved separately at the April Meeting and were not up for renewal at the May Meeting. The initial investment advisory agreements between NAM and the Nuveen Santa Barbara EcoLogic Equity Fund, the Nuveen Santa Barbara Growth Plus Fund, the Nuveen Tradewinds Emerging Markets Fund, the Nuveen Tradewinds Japan Fund and the Nuveen Tradewinds Global All-Cap Plus Fund (collectively, the “November 2008 Funds”) and the initial sub-advisory agreements between NAM and the respective sub-advisers to such funds were approved separately at a meeting held on November 19, 2008.

The approvals for the Nuveen Santa Barbara Strategic Growth Fund and the Nuveen Santa Barbara Mid-Cap Growth Fund are set forth below in Section I, followed by the discussion in Section II of the approvals for the April 2009 Funds. The discussions of the approvals for the November 2008 Funds were included in the respective semi-annual reports for such funds for the period ending January 31, 2009.

I.

Nuveen Santa Barbara Strategic Growth Fund and

Nuveen Santa Barbara Mid-Cap Growth Fund

With respect to the Nuveen Santa Barbara Strategic Growth Fund and the Nuveen Santa Barbara Mid-Cap Growth Fund (for purposes of this Section I, the “Funds”), in evaluating the applicable advisory agreements (for purposes of this Section I, each an “Investment Management Agreement”) and sub-advisory agreements (for purposes of this Section I, each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

106	Nuveen Investments

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in February 2009. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in

Nuveen Investments	107

Annual Investment Management Agreement Approval Process (continued)

absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

108	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

II.

Nuveen Santa Barbara Global Equity Fund

Nuveen Santa Barbara International Equity Fund

The Board Members are responsible for approving advisory arrangements and, at the April Meeting were asked to approve the advisory arrangements on behalf of the Nuveen Santa Barbara Global Equity Fund and the Nuveen Santa Barbara International Equity Fund (for purposes of this Section II, the “Funds”). At the April Meeting, the Board Members, including the Independent Board Members, approved the investment management agreements (for purposes of this Section II, the “Investment Management Agreements”) between the Fund and NAM and the investment sub-advisory agreements (for purposes of this Section II, the “Sub-advisory Agreements”) between NAM and the Sub-Adviser on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser” for purposes of this Section II.

Nuveen Investments	109

Annual Investment Management Agreement Approval Process (continued)

To assist the Board in its evaluation of an advisory contract with the Fund Adviser at the April Meeting, the Independent Board Members had received, in adequate time in advance of the April Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the respective Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the respective Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the April Meeting, NAM made a presentation to and responded to questions from the Board. During such meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for each Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the respective Investment Management Agreements and Sub-advisory Agreements.

At the April Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, NAM and its affiliates will provide the Funds with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that each Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to each Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

Each Fund is new and therefore did not have its own performance history. However, the Independent Board Members received certain composite performance information for separately managed accounts that use investment strategies similar to those

110	Nuveen Investments

anticipated to be used by the Funds. More specifically, the Independent Board Members received relevant composite performance information regarding (a) the growth of a $10,000 investment from September 2007 to February 2009 and (b) average annual returns for the period since inception (from September 2007 to February 2009) and the year-long period from February 2008 to February 2009.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that a Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the respective Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the April Meeting or at prior meetings, that the fee rates charged to a fund (such as the Funds) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Funds) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered, to the extent available, the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for certain separately managed accounts, but noted that different levels of service, regulatory requirements, account minimums and other factors make a direct comparison of fees difficult.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the April Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending December 31, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expected expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds could be

Nuveen Investments	111

Annual Investment Management Agreement Approval Process (continued)

expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Funds, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Funds.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the respective Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Funds’ principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the respective Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the respective Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Funds and that the Investment Management Agreements and Sub-advisory Agreements should be approved on behalf of the respective Funds.

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Notes

Nuveen Investments	115

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

116	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	117

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

118	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	119

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

120	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	121

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBTW-0709P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2009

Nuveen Symphony All-Cap Core Fund	Nuveen Symphony Large-Cap Growth Fund	Nuveen Symphony Large-Cap Value Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony International Equity Fund	Nuveen Symphony Optimized Alpha Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

September 21, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony International Equity Fund and Nuveen Symphony Optimized Alpha Fund all feature management by Symphony Asset Management, LLC. We recently spoke with David Wang, portfolio manager for the All-Cap Core, Large-Cap Growth, Large-Cap Value, Mid-Cap Core, Small-Mid Cap Core and Optimized Alpha Funds, and Eric Olson, portfolio manager for the International Equity Fund about general market conditions, key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2009.

What were the general market conditions during the reporting period?

This period was among the most volatile in the history of the capital markets. Equity markets across the globe fell sharply in the fall of 2008 as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. government engaged in one of the most dramatic market interventions in years and placed both the Federal National Mortgage Association (FannieMae) and the Federal Home Loan Mortgage Corporation (FreddieMac) into receivership. In September 2008, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the independent broker/dealer model. The following months included major financial write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

As the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of July, the 2009 year-to-date returns of these two equity indices were a positive 10.97% and 18.3%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 51.3% in the first seven months of 2009.

2	Nuveen Investments

In an effort to improve overall conditions, the Federal Reserve lowered the fed funds rate from 2.00% on August 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in U.S. agency mortgage-backed securities to bolster the housing market. Additionally, the U.S. government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

By the end of the second quarter of 2009, some positive economic signals were beginning to emerge. Many major banks found the necessary capital for them to repay the assistance received under the Troubled Asset Relief Program (TARP). The domestic equity market, as measured by the S&P 500 Index, had rocketed up from the lows experienced in March. Ten-year government bond yields had come off their multi-decade lows as well.

How did the Funds perform during the twelve-month period ended July 31, 2009?

The tables on pages 16-17 provide performance information for the Funds (Class A Shares at net asset value) for the one-year and since inception periods ended July 31, 2009. The table also compares the Funds’ performances to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the primary investment strategies used for the Funds’ during the twelve-month period ended July 31, 2009? How did these strategies impact Fund performance?

Nuveen Symphony All-Cap Core Fund

The Class A Shares at net asset value for the Nuveen Symphony All-Cap Core Fund underperformed both the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index during the reporting period.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. This process also may focus on identifying a catalyst, such as an earnings surprise or accounting irregularity, capable of driving performance of the security. Forensic accounting analysis is an integral part of the qualitative assessment. The Fund’s overarching theme was an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leaders.

The first half of the reporting period proved to be a challenging one. For the Russell 3000 Index, all sectors were negative for the period. Integrated oil was the best performer, due to its exposure to large oil companies with oil refining businesses like Exxon Mobil, Chevron,

Nuveen Investments	3

and Conoco. These companies benefited from the fact that gas prices fell less than crude oil prices during that period. Due to their defensive nature, health care, consumer staples, and utilities were other relatively strong performing sectors. The worst performing sectors were energy, which continued to suffer from falling oil prices, followed by the financial sector, which suffered due to a lack of confidence regarding the health of bank balance sheets.

Ironically, the Fund’s best performing sector from a relative perspective during the first six month of the reporting period was financials, where we benefited from positive stock selection compared to the benchmarks. Among the individual holdings that helped performance were two educational services companies, Apollo Group and ITT Educational Services. Both companies operate private colleges, and are perceived as counter cyclical because they help unemployed workers acquire new skills. Both companies experienced increased enrollment growth during the period. Also contributing positively was the tobacco company UST Inc., which benefited from a takeover by rival Altria. The Fund did not hold UST or Altria at the end of the period.

Our worst performing sector for the first half of the reporting period was basic materials, and our holdings in Mosaic and Freeport-McMoRan, detracted from performance. The companies were hurt by the deepening global recession and general fall in commodity prices. Another underperformer was QUALCOMM, which traded off after significant appreciation due to the settlement of litigation with Nokia.

The second six months can be thought of as two distinct periods. From roughly the beginning of 2009 until March 9, the Fund performed relatively well. At a time when the market was fundamentally challenged, differentiating between best-in-class companies with strong balance sheets perceived as winners, such as JPMorgan Chase, and weaker more vulnerable companies, such as Citigroup, was rewarded. Following Citigroup’s surprisingly bullish earnings guidance on March 9, investors’ risk appetite swelled and propelled a “low quality junk rally,” where stocks with previous liquidity and operational concerns significantly outperformed. High-yield securities rallied close to 20% in the second quarter alone.

During this time, the Fund benefited from strong stock selection in the energy and materials sectors. Freeport-McMoRan, the world’s largest publicly traded copper mining firm with substantial gold and molybdenum operations, benefited from the rising price of copper due to the positive effects of Chinese stimulus and apparent Chinese restocking of inventories. Shares rallied 87% in the first half of 2009 on the back of positive copper prices and the firm was able to raise $750 million in equity to assuage fears about its capital structure. In the energy sector, oil services company FMC Technologies was among the top performers as oil prices stabilized in the first months of 2009 after last year’s significant drop and strengthened through the second quarter.

The Fund was negatively impacted by holdings in the consumer discretionary and financial sectors during the last six months of the reporting period. In the consumer discretionary sector, most of the underperformance was centered in March and April, following the extraordinary reversal in momentum that ultimately favored lower quality and lower priced companies. While the Fund headed into 2009 with a defensive bias favoring higher quality companies, the rally off the March lows saw companies highly

4	Nuveen Investments

dependent on discretionary spending from the American consumer lead the turn around. Some firms, such as auto parts manufacturer BorgWarner and high-end grocer Whole Foods Market did not look attractive to everyone from a risk/reward perspective amid the financial turmoil still fresh in the economy. This was one reason the Fund lagged the indexes. In the financial sector, the Fund was positioned in companies with stronger balance sheets and less credit sensitivity. Given the Fund was relatively overweight less-risky names, it participated less in the bounce off the March lows. Companies such as JPMorgan, although it rallied strongly through the period, failed to keep pace with riskier names that were at one point feared near bankruptcy, such as Bank of America.

Nuveen Symphony Large-Cap Growth Fund

The Class A Shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund underperformed the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index during the reporting period.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. The Fund’s overarching theme was an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leaders.

During the first half of the reporting period, the Fund benefited from counter-cyclical holdings in the consumer sector. These included Apollo Group, an on-line education provider, and Dollar Tree Stores Inc., a low price retailer. On-line education programs are perceived as counter cyclical because they help unemployed workers acquire new skills. Apollo Group experienced increased enrollment during the period. Dollar Tree and other discount retailers outperformed their retail peers due to the consumer “trade-down.”

However, during the first six months the Fund was negatively impacted by cyclical information technology and industrial/energy holdings. For example, QUALCOMM, Adobe Systems and Apple were all down during this period. These companies experienced slowing growth as the global macro environment affected their revenues, which are largely non-recurring. Two other underperforming names were Walter Industries and CSX Corp. whose results were hurt by the global steel and commodity slowdown.

In the second six months of the period, there were two distinct time frames. From the beginning of 2009 until March 9, the Fund performed relatively well. At a time when the market was fundamentally challenged, differentiating between best-in-class companies with strong balance sheets perceived as winners, such as Mastercard, and weaker more vulnerable companies, such as Freddie Mac, was rewarded. Following Citigroup’s surprisingly bullish earnings guidance on March 9, investors’ risk appetite swelled and stocks with previous liquidity and operational concerns significantly outperformed. High-yield securities rallied close to 20% in the second quarter alone.

Nuveen Investments	5

During the second half of the reporting period, the Fund benefited from strong stock selection in the energy and information technology sectors. Apple, which detracted from performance during the first half of the period, was among the top performing stocks over the second half as the company’s innovative consumer electronics products proved resilient in the face of the economic downturn. Apple was able to beat revenue and earnings estimates in the first half of 2009 on strong iPod and iPhone demand, prompting analysts to raise their growth projections for the company. In the energy sector, oil services company FMC Technologies was among the top performers as oil prices stabilized in the first months of 2009 after last year’s significant drop and strengthened through the second quarter.

The Fund was negatively impacted by the consumer discretionary and health care sectors during the second half of the period. In the consumer discretionary sector, most of the underperformance came in March and April, following the extraordinary reversal in momentum that ultimately favored lower quality and lower priced companies. While the Fund headed into 2009 with a defensive bias favoring higher quality companies, the rally off the March lows saw firms highly dependent on discretionary spending from the American consumer lead the way. However, companies such as auto parts manufacturer BorgWarner and high-end grocer Whole Foods Market did not uniformly look attractive from a risk/reward perspective amid the financial turmoil still fresh in the economy. Those not holding these types of companies suffered on a relative basis. In the health care sector, a sector wrought with political uncertainty over the debate over universal coverage, the Fund invested in names with less exposure to political risk and was underweight in large pharmaceutical companies with weak pipelines and patents rolling off in the upcoming years. The Fund’s exposure to biotech company Genzyme detracted from performance during the period as the company was forced to halt production in one of its plants after discovering a viral outbreak that posed a threat to the effectiveness of one of its drugs.

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Large-Cap Value Fund underperformed each of its comparative indexes.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked at market leaders with strong cash flow generation and conservative management.

During the reporting period, our aversion to credit sensitive and highly leveraged names led us to significantly underweight life insurance companies, regional banks, broker dealers, and real estate investment trusts. However, following various financial market shocks (especially, the collapse of AIG), we were able to find value specifically in the

6	Nuveen Investments

property and casualty insurance sector with firms like Travelers, Chubb and Ace, and within select exchange stocks, such as NYSE Euronext.

In addition, we benefited from holdings in the health care sector like Bristol Myers Squibb, which reported stronger than anticipated third quarter 2008 results and boosted its full-year guidance above consensus estimates. Furthermore, the company reiterated its forecast for 15% EPS growth through 2010, which we think ranks it towards the top of its peer group. Strong and visible earnings growth, combined with an attractive dividend and potential merger and acquisition activity helped the company outperform on a relative basis.

The Fund was negatively impacted by our positions in the materials and energy sectors. As the market dropped, the large integrated players such as Exxon Mobil held up much better than our holdings in Chesapeake Energy, Hess and Freeport-McMoRan. Chesapeake is one of the most aggressive drillers in the industry. When energy prices began to fall, it was more negatively impacted than its peers. In addition, management acquired a significant number of shares on margin. When the stock price plummeted, management, including its current CEO, was forced to unload shares to meet margin calls, which compounded the issue. Freeport-McMoRan was negatively impacted by the dramatic decline in copper prices and its relatively high debt load due to its acquisition of Phelps Dodge. Hess, like most energy peers, was negatively impacted by the lower price of oil and came under increased pressure due to its exposure to the Northeast refining market that struggled in the second half of 2008. In addition, the cooling of excitement around its large Brazil exploration tempered sentiment in the second half of 2008.

Throughout the period, the Fund was negatively impacted by its slight overweight and specific stock selection in the materials and consumer staples sectors. Assurant Insurance is an underwriter and distributor of specialty insurance products that was adversely affected by its investment portfolio, particularly by its overweight position in commercial real estate.

Nuveen Symphony Mid-Cap Core Fund

During the period, the Class A Shares at net asset value for the Nuveen Symphony Mid-Cap Core Fund underperformed the Lipper Mid-Cap Core Funds Index and the Russell Midcap Index.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. The Fund’s theme was an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leaders.

The Fund benefited from its relatively defensive stance, as evidenced by a slightly lower than average market beta and lack of exposure to significantly financially levereraged companies. In keeping with our strategy, the Fund relied on a relatively positive

Nuveen Investments	7

performance contribution from stock selection, whereas contributions from industry over- and underweightings were negligible. The Fund’s performance was hurt by an overexposure to companies experiencing negative momentum, largely related to the steep decline in commodity prices.

During the first half of reporting period, the Fund’s returns were boosted by ownership of shares in the three top performers in the Russell Midcap Index consumer discretionary sector. Perceived as counter-cyclical, private college companies Apollo Group and ITT Educational Services generated strong enrollment growth and expanded operating margins due to the number of workers needing to cquire new skills. Family Dollar Stores, a discount retailer, outperformed its retail peers due to the consumer “trade-down.” The Fund also benefited from relatively strong performance from shares of WR Berkley, a property/casualty insurer that should disproportionately benefit from the troubles of competitor AIG.

The Fund’s returns were dampened by positions in cyclical stocks, including two railroads, and by falling commodity prices. The Fund owned shares of railroads CSX Corp and Kansas City Southern, whose shares slumped with falling commodities prices and lower volumes of coal and steel production. Shares of fertilizer company Terra Industries dropped as a result of fears of falling pricing heading into the potential global recession. We sold our positions in Family Dollar Stores, CSX and Terra Industries during the period.

The second six months can be thought of as two distinct periods. From the beginning of 2009 until March 9, the Fund performed well. At a time when the market was fundamentally challenged, differentiating between best-in-class companies with strong balance sheets perceived as winners, such as Mastercard, from weaker more vulnerable companies, such as Zion’s Bancorp, was rewarded. Following Citigroup’s surprisingly bullish earnings guidance on March 9, investors’ risk appetite swelled, propelling a “low quality junk rally” where stocks with previous liquidity and operational concerns significantly outperformed. High yield rallied close to 20% in the second quarter alone.

The Fund benefited from strong stock selection in the energy and materials sectors. Specialty chemical maker Lubrizol helped the Fund’s returns as the company appeared to reach a floor in its valuation early this year. The end-market for Lubrizol’s products appears to be recovering off of trough levels and margins are continuing to improve. In the energy sector, oil services company FMC Technologies was among the top performers as oil prices stabilized in the first months of the year after last year’s significant drop and strengthened through the second quarter.

The Fund was negatively impacted by the consumer discretionary and health care sectors during the period. In the consumer discretionary sector, most of the underperformance came in March and April, following the extraordinary reversal in momentum that ultimately favored lower quality and lower priced companies. While the Fund headed into 2009 with a defensive bias favoring higher quality companies, the rally off the March lows saw names highly dependent on discretionary spending from the American consumer lead the way. Firms such as auto parts manufacturer BorgWarner and high-end grocer Whole Foods Market did not uniformly look attractive from a risk/reward perspective amid the financial turmoil still fresh in the economy. Those who did not hold firms like these

8	Nuveen Investments

suffered on a relative basis. In the health care sector, a sector wrought with political uncertainty over the debate over universal coverage, the Fund invested in names with less exposure to political risk and was underweight managed care providers and health insurers. The Fund’s exposure to supplement manufacturer Herbalife detracted from performance during the period as the company missed first quarter earnings and offered a weak outlook for the rest of the year. The Fund sold its position in the stock after the earnings release as guidance was poor and management struggled to provide sufficient visibility into the future revenue outlook.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund underperformed both of its comparative indexes, the Lipper Small-Cap Core Funds Index and Russell 2500 Index.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. The Fund’s overarching theme was an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leaders.

Looking at Russell 2500 Index performance for the for the first half of the reporting period, all sectors were in negative territory. Due to their defensive nature, utilities, consumer staples, and health care were the best relative performers. Energy, autos and transportation, and producer durables were the worst performing sectors.

The Fund’s best performing sector from a relative perspective was consumer services. The three top performing names during the period included two educational services companies, Apollo Group and ITT Educational Services. Both companies operate private colleges, and are perceived as counter cyclical because they help unemployed workers acquire new skills. They experienced increased enrollment growth during the period. Also contributing positively to relative performance was Netflix, which benefited from an increased desire from stretched consumers to watch movies from home. Netflix recently signed multiple contracts with manufacturers to have their technology installed directly into new televisions.

The Fund’s worst performing sector for the first six months was the basic materials sector. Our holdings in Illumina, a biotech company, contributed to the Fund’s comparative underperformance. In addition, our holding in Big Lots, a discount retailer hurt by weakened consumer demand, and Kansas City Southern, a railroad suffering due to the economic slowdown also hurt returns during the period.

The second six months can be thought of as two distinct periods. From the beginning of 2009 until March 9, the Fund performed well. At a time when the market was fundamentally challenged, differentiating between best-in-class companies with strong

Nuveen Investments	9

balance sheets perceived as winners, such as ITT Educational Services, and weaker more vulnerable companies, such as Zion’s Bancorp, was rewarded. Following Citigroup’s surprisingly bullish earnings guidance on March 9, investors’ risk appetite swelled, propelling a “low quality junk rally” where stocks with previous liquidity and operational concerns significantly outperformed. High yield rallied close to 20% in the second quarter alone.

During the second half of the period, the Fund benefited from strong stock selection in the energy and financials sectors. Credit card services company Mastercard boosted Fund returns as they continued to grow operating income despite the economic turmoil. The credit card processor business model is a secular growth story that will continue to benefit from increased debit and credit card transaction volumes in the upcoming years. In the energy sector, oil services company FMC Technologies was among the top performers as oil prices stabilized in the first months of the year after last year’s significant drop and strengthened through the second quarter.

The Fund was negatively impacted by the information technology and health care sectors. Mobile data communications equipment manufacturer Comtech Telcommunications detracted from performance as the stock traded down sharply after they guided down revenue and profit forecasts for the rest of the year. In the health care sector, a sector wrought with political uncertainty over the debate over universal coverage, the Fund invested in names with less exposure to political risk and was underweight managed care providers and health insurers. The Fund’s exposure to immunobiotics producer Emergent Biosolutions hurt performance during the period as analysts began to question the timing and size of government orders for its anthrax vaccine. The Fund sold this position before the end of the period.

Nuveen Symphony International Equity Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony International Equity Fund underperformed each of its comparative indexes.

Symphony’s equity investment process combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. The investment objective of the Fund is to seek long-term capital appreciation through a equity investing strategy focusing on non-US equity securities. Throughout the period, we sought to add companies that we think fit this strategy.

The twelve-month period ending July 31, 2009, can be viewed as two distinct timeframes. The first seven months prior to March saw an extraordinary disruption in the financial and credit markets, which pulled liquidity from the global economy and negatively affected assets worldwide. As central banks around the world took unprecedented steps to intervene and stabilize the credit markets, stock markets launched a massive rally off of their March lows. This return of risk seeking behavior by investors characterized the second half of the past year.

10	Nuveen Investments

In the first half of the period, the MSCI EAFE Index posted negative returns, as did the Fund. Concerns about a global recession had a strong effect on the finance and materials sectors, which both performed poorly. The traditional “safe” sectors, such as telecommunications and health care, outperformed. Although there were concerns about the U.S. economy and its banking system, the U.S. dollar strengthened over most of the period. Markets in Japan and Switzerland were hurt the least, while Canada and Australia faced problems in their basic materials and financial sectors. In the major emerging markets, China and South Africa had relatively good performance, while Russia and Brazil had the largest declines.

Global economic factors dominated individual stock performance in the first half of the period. This was a difficult environment for our company specific strategies, which did not contribute significantly to performance in this environment. Our use of quantitative tools for controlling currency, country, industry, and style risks were put to the test. Risk model forecasts are based on historical data and couldn’t fully adjust to the unique circumstances that defined the period. We compensated for this limitation by tracking country, industry and style risk exposures, with less emphasis on the correlations between these risk factors.

Our relatively higher exposure to smaller securities and momentum style equities hurt performance in the first half of the period. In particular, our Canadian positions hurt performance significantly. For example, Potash Corporation of Saskatchewan suffered as the credit crisis deepened and concerns about the global economy reduced demand for basic materials. From a sector standpoint, our relative underweight to utilities and financials as well as a relative overweight to information technology also hurt overall performance.

Positively contributing to the Fund’s return in the first half were our comparative underweight positions in the United Kingdom and Australia. In addition, our relative underweight to financials helped performance versus the benchmarks. Our top performers for the period were three Japanese companies: NTT DoCoMo Inc., the world’s leading mobile operator and provider of advanced mobile services, which has a strong balance sheet and solid cash flows; Nippon Telegraph and Telephone Corporation, which together with its subsidiaries provides fixed and mobile voice related, IP/packet communications, system integration, and other telecommunications related service, and like its subsidiary, NTT DoCoMo Inc., also had a strong balance sheet and solid cash flows for the period; and Shionogi & Co Ltd, a pharmaceutical company that received positive news on their cholesterol drug during the period. We sold our position in Shionogi during the period. Our holdings in ING Group, Lloyd Bank, Barclays and Desarrolladora Homex negatively impacted performance.

From the beginning of March to the end of July, the MSCI EAFE posted positive returns, as did the Fund. Given the high uncertainty about when a sustained period of stabilization and recovery might begin, the Fund’s overarching theme was to reduce exposure to credit sensitive names with high financial leverage, and to firms with vulnerable capital structures by maintaining a preference for companies with strong cash flow generation, conservative management and market leadership. From a country perspective, we favored countries that were relatively more insulated from the global banking crisis and that were able to maintain a degree of economic growth despite the broad global downturn.

Nuveen Investments	11

From the beginning of the calendar year until March 9, 2009, the Fund outperformed the EAFE Index. At a time when the markets were fundamentally challenged, differentiating between best-in-class companies with strong balance sheets perceived as winners, such as Royal Bank of Canada, and weaker, more vulnerable companies, such as Barclays, was rewarded. The Fund performed well in this environment, as stronger companies outperformed and more speculative ones sold off dramatically. Following Citigroup’s surprise earnings forecast announcement on March 9, investors’ risk appetite swelled and propelled a rally that saw lower quality stocks with previous liquidity and operational concerns significantly outperform. While the United States has been the epicenter of the financial crisis, with events taking place here being a main driver of global stock market returns.

During the second half of the period, the Fund benefitted from its relative overweight exposure to Canada and to emerging markets, such as Brazil. Swedish telecom company Millicom International Cellular was among the top performers. The company operates cellular systems across the globe with a primary focus on emerging markets in Latin America and Africa. Norwegian-based integrated oil company StatoilHydro was another top performer as oil prices stabilized in March and steadily climbed through rest of the period.

Looking at positions that detracted from performance during the second half of the year versus the MSCI EAFE, it was more a story of what the Fund did not own as opposed to what it did own. Given the Fund’s bias toward less credit sensitive companies with higher quality balance sheets, it did not have positions in some of the more speculative names in the index. British banks have been heavily exposed to the global financial crisis and many have been deemed to have poor, less-than-adequate capital positions. Following the rally off the March lows, Barclays stock soared over 500%, hurting the Fund’s relative performance. International mining giant Rio Tinto was another example of a company many feared was on the brink of bankruptcy that more than doubled from its lows in March after its access to capital became easier. As the Fund did not own shares in Rio, the stock’s sharp move higher hurt relative performance versus the MSCI EAFE.

Nuveen Symphony Optimized Alpha Fund

During the reporting period, the Class A Shares at net asset value for the Nuveen Symphony Optimized Alpha Fund outperformed each of its comparative indexes.

Symphony’s optimized alpha process consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns. We use quantitative screening which employs the same four models to identify stocks with higher return potential; analyst skill, earnings quality, valuation and insider behavior. We also focus on portfolio construction. The construction process optimizes for the highest projected return per unit of total risk, versus risk relative to a benchmark. We finally conduct a qualitative assessment that provides a check on the four models and to potentially enhance overall return. The Fund’s overarching theme was an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leaders.

12	Nuveen Investments

During the first half of the reporting period, growing concerns regarding the magnitude of the global recession dominated investor actions. Financial shares were punished severely as investors remained uncertain as to the extent of banks’ exposure to toxic credits.

For the Russell 1000 Index, all sectors were negative for the first half of the reporting period. Integrated oil was the best relative performer, due to its exposure to large oil companies with oil refining businesses like Exxon Mobil, Chevron, and Conoco. These companies benefited from the fact that gas prices fell less than crude oil prices during the period. Other relatively strong sectors were health care, consumer staples, and utilities, due to their defensive nature. The worst performing sectors were energy, which continued to suffer from falling oil prices, followed by financials, which suffered due to a lack of confidence regarding the health of bank balance sheets.

Ironically, for the first half of the period, the Fund’s best performing sector from a relative perspective was the consumer non-cyclical, and the worst performing relative sector was basic materials. The three top performing names during the period all shared a defensive posture. UST Inc., the tobacco concern, traded up for the period, primarily due to the fact the company was purchased by Altria. Pharmaceutical company Wyeth also traded up, primarily due to a merger with Pfizer. McDonald’s Corporation traded down, but relatively less than peers as consumers favored down-market food establishments. The worst performing names were some cyclical industrial/energy, technology, and financial companies. Walter Industries, the mining concern, was the worst performing stock, trading down in conjunction with commodity related stocks as supply out-stripped demand due to the deepening global recession. Apple, Inc. also traded down on recessionary pressures, as most of the company’s revenues are non-recurring. Insurer Aflac Inc. traded down on concerns that its investment portfolio had overexposure to financial stocks. We sold our position in Aflac and Wyeth during the period.

The second six months can be thought of as two distinct periods. From the beginning of 2009 until March 9, the Fund performed well. At a time when the market was fundamentally challenged, differentiating between best-in-class companies with strong balance sheets perceived as winners, such as JPMorgan, and weaker more vulnerable companies, such as Citigroup, was rewarded. Following Citigroup’s surprisingly bullish earnings guidance on March 9, investors’ risk appetite swelled, propelling a “low quality junk rally” where stocks with previous liquidity and operational concerns significantly outperformed. High yield rallied close to 20% in the second quarter alone.

The Fund benefited from strong stock selection in the energy and materials sectors. Freeport-McMoRan, the world’s largest publicly traded copper mining firm with substantial gold and molybdenum operations, benefited from the rising price of copper due to the positive effects of Chinese stimulus and apparent Chinese restocking of inventories. Shares rallied 87% in the first half on the back of positive copper prices, and the firm was able to raise $750 million in equity to assuage fears about its capital structure. In the energy sector, exploration & production company PetroHawk Energy was among the top performers as oil prices stabilized in the first months of the year after last year’s significant drop and strengthened through the second quarter. PetroHawk is well positioned in the recently discovered Haynesville and Fayetteville shales.

Nuveen Investments	13

*	Since inception returns for the Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small-Mid Cap Core Fund are as of 5/31/2006, for the Nuveen Symphony Large-Cap Growth Fund are as of 12/15/2006, for the Nuveen Symphony Optimized Alpha Fund are as of 9/28/07 and for the Nuveen Symphony International Equity Fund are as of 5/30/2008. Since inception index returns are as of the month end following each Fund’s inception.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

The Fund was negatively impacted by the consumer discretionary and financial sectors during the period. In the consumer discretionary sector, most of the underperformance came in March and April, following the extraordinary reversal in momentum that ultimately favored lower quality and lower priced companies. While the Fund headed into 2009 with a defensive bias favoring higher quality companies, the rally off the March lows saw names highly dependent on discretionary spending from the American consumer lead the way. Firms such as auto parts manufacturer BorgWarner and high-end grocer Whole Foods Market did not uniformly look attractive from a risk/reward perspective amid the financial turmoil still fresh in the economy. Those who did not hold them suffered on a relative basis. In the financials sector, the Fund was positioned in companies with stronger balance sheets and less credit sensitivity. Given the Fund was overweight less-risky names, it participated less in the bounce off the March lows as companies such as JPMorgan, which rallied strongly through the period, failed to keep pace with the riskier names that were at one point feared near bankruptcy, such as Bank of America.

Class A Shares – Average Annual Total Returns

As of 7/31/09

	1-Year	Since Inception*
Nuveen Symphony All-Cap Core Fund
A Shares at NAV	-24.65%	-6.08%
A Shares at Offer	-28.99%	-7.82%
Lipper Multi-Cap Core Funds Index[1]	-19.00%	-5.39%
Russell 3000 Index[2]	-20.21%	-5.67%
S&P 500 Index[13]	-19.96%	-5.62%
Nuveen Symphony Large-Cap Growth Fund
A Shares at NAV	-20.13%	-7.05%
A Shares at Offer	-24.70%	-9.12%
Lipper Large-Cap Growth Funds Index[3]	-19.90%	-7.88%
Russell 1000 Growth Index[4]	-17.57%	-7.56%
S&P 500 Index[13]	-19.96%	-11.13%
Nuveen Symphony Large-Cap Value Fund
A Shares at NAV	-25.76%	-4.86%
A Shares at Offer	-30.02%	-6.62%
Lipper Large-Cap Core Funds Index[5]	-19.34%	-5.58%
Russell 1000 Value Index[6]	-22.94%	-8.12%
S&P 500 Index[13]	-19.96%	-5.62%
Nuveen Symphony Mid-Cap Core Fund
A Shares at NAV	-23.85%	-5.08%
A Shares at Offer	-28.22%	-6.83%
Lipper Mid-Cap Core Funds Index[7]	-19.77%	-5.15%
Russell Midcap Index[8]	-22.22%	6.28%
S&P 500 Index[13]	-19.96%	-5.62%

14	Nuveen Investments

8	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

10	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The Lipper International Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Value Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

12	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

13	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

	1-Year	Since Inception*
Nuveen Symphony Small-Mid Cap Core Fund
A Shares at NAV	-26.89%	-7.99%
A Shares at Offer	-31.11%	-9.69%
Lipper Small-Cap Core Funds Index[9]	-18.60%	-6.02%
Russell 2500 Index[10]	-20.66%	-6.31%
S&P 500 Index[13]	-19.96%	-5.62%
Nuveen Symphony International Equity Fund
A Shares at NAV	-26.76%	-31.51%
A Shares at Offer	-30.97%	-34.88%
Lipper International Large-Cap Value Funds Index[11]	-23.05%	-28.42%
MSCI EAFE Index[12]	-22.16%	-27.01%
S&P 500 Index[13]	-19.96%	-23.89%
Nuveen Symphony Optimized Alpha Fund
A Shares at NAV	-19.73%	-15.51%
A Shares at Offer	-24.33%	-18.18%
Lipper Large-Cap Growth Funds Index[3]	-19.90%	-17.33%
S&P 500 Index[13]	-19.96%	-19.19%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns at NAV would be lower if the sales charge was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	15

Nuveen Symphony All-Cap Core Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

16	Nuveen Investments

Nuveen Symphony Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Mid-Cap Core Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	17

Nuveen Symphony Small-Mid Cap Core Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony International Equity Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Core Funds category. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper International Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Large-Cap Value Funds category. The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

18	Nuveen Investments

Nuveen Symphony Optimized Alpha Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Symphony Optimized Alpha Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	19

Fund Spotlight as of 7/31/09 Nuveen Symphony All-Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NACAX	NACCX	NCCRX	NSAIX
NAV	$15.15	$14.80	$15.24	$15.26
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on May 5, 2009; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-24.65%	-28.99%
Since Inception	-6.08%	-7.82%

C Shares	NAV
1-Year	-25.25%
Since Inception	-6.79%

R3 Shares	NAV
1-Year	-24.89%
Since Inception	-6.35%

I Shares	NAV
1-Year	-24.49%
Since Inception	5.85%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.43%	1.31%	7/31/08
Class C	4.18%	2.06%	7/31/08
Class R3	3.68%	1.64%	11/28/08
Class I	3.18%	1.06%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-30.71%	-34.69%
Since Inception	-8.42%	-10.16%

C Shares	NAV
1-Year	-31.29%
Since Inception	-9.12%

R3 Shares	NAV
1-Year	-30.90%
Since Inception	-8.68%

I Shares	NAV
1-Year	-30.54%
Since Inception	-8.20%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$752
Number of Common Stocks	233

Top Five Common Stock Holdings[2]
Apple, Inc.	2.3%
Philip Morris International	1.8%
Wal-Mart Stores, Inc.	1.7%
Intel Corporation	1.7%
Chevron Corporation	1.6%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

20	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony All-Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	9.0%
Computers & Peripherals	6.1%
Semiconductors & Equipment	4.1%
Capital Markets	3.8%
Insurance	3.5%
Health Care Providers & Services	3.3%
Electric Utilities	3.2%
IT Services	3.2%
Communications Equipment	2.9%
Diversified Financial Services	2.8%
Software	2.7%
Pharmaceuticals	2.6%
Road & Rail	2.5%
Metals & Mining	2.4%
Health Care Equipment & Supplies	2.3%
Internet Software & Services	2.3%
Biotechnology	2.3%
Energy Equipment & Services	2.3%
Specialty Retail	2.2%
Machinery	2.2%
Tobacco	2.1%
Media	1.9%
Beverages	1.8%
Food & Staples Retailing	1.7%
Commercial Banks	1.7%
Hotels, Restaurants & Leisure	1.6%
Aerospace & Defense	1.4%
Construction & Engineering	1.4%
Chemicals	1.4%
Food Products	1.4%
Life Sciences Tools & Services	1.3%
Multiline Retail	1.3%
Thrifts & Mortgage Finance	1.3%
Other	14.0%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 88 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,214.70	$1,210.10	$1,085.50	$1,215.90	$1,017.85	$1,014.13	$1,008.08	$1,019.09
Expenses Incurred During Period	$7.69	$11.78	$4.15	$6.37	$7.00	$10.74	$3.99	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.40%, 2.15% and 1.15% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 88/365 (to reflect the 88 days in the period since the class commencement of operations).

Nuveen Investments	21

Fund Spotlight as of 7/31/09 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NCGAX	NCGCX	NSGIX
NAV	$16.43	$16.11	$16.53
Inception Date	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-20.13%	-24.70%
Since Inception	-7.05%	-9.12%

C Shares	NAV
1-Year	-20.72%
Since Inception	-7.74%

I Shares	NAV
1-Year	-19.91%
Since Inception	-6.80%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.14%	1.29%	7/31/08
Class C	3.89%	2.05%	7/31/08
Class I	2.40%	1.05%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-26.05%	-30.31%
Since Inception	-9.70%	-11.77%

C Shares	NAV
1-Year	-26.60%
Since Inception	-10.37%

I Shares	NAV
1-Year	-25.88%
Since Inception	-9.48%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$6,545
Number of Common Stocks	66

Top Five Common Stock Holdings[2]
Apple, Inc.	5.0%
QUALCOMM, Inc.	3.7%
Intel Corporation	2.9%
International Business Machines Corporation (IBM)	2.9%
Baxter International, Inc.	2.8%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

22	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	10.5%
Semiconductors & Equipment	6.3%
Communications Equipment	4.7%
Internet Software & Services	4.5%
Health Care Equipment & Supplies	4.4%
Oil, Gas & Consumable Fuels	4.1%
IT Services	3.9%
Health Care Providers & Services	3.7%
Software	3.5%
Biotechnology	3.2%
Energy Equipment & Services	2.8%
Metals & Mining	2.7%
Road & Rail	2.6%
Food & Staples Retailing	2.6%
Capital Markets	2.5%
Tobacco	2.4%
Food Products	2.2%
Air Freight & Logistics	2.1%
Hotels, Restaurants & Leisure	2.1%
Electric Utilities	2.1%
Aerospace & Defense	2.0%
Media	1.9%
Internet & Catalog Retail	1.9%
Life Sciences Tools & Services	1.8%
Short-Term Investments	4.5%
Other	15.0%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,248.50	$1,244.00	$1,250.40	$1,018.10	$1,014.38	$1,019.34
Expenses Incurred During Period	$7.53	$11.68	$6.14	$6.76	$10.49	$5.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10% and 1.10% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

Nuveen Investments	23

Fund Spotlight as of 7/31/09 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NSLAX	NSLCX	NLCVX	NSLIX
NAV	$15.22	$15.10	$15.22	$15.23
Latest Capital Gain Distribution[2]	$0.0174	$0.0174	$ —	$0.0174
Latest Ordinary Income Distribution[3]	$0.1350	$ —	$ —	$0.1843
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on May 5, 2009; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-25.76%	-30.02%
Since Inception	-4.86%	-6.62%

C Shares	NAV
1-Year	-26.28%
Since Inception	-5.57%

R3 Shares	NAV
1-Year	-25.91%
Since Inception	-5.08%

I Shares	NAV
1-Year	-25.57%
Since Inception	-4.62%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.33%	1.21%	7/31/08
Class C	4.08%	1.96%	7/31/08
Class R3	3.58%	1.54%	11/28/08
Class I	3.08%	0.96%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-34.12%	-37.91%
Since Inception	-7.31%	-9.07%

C Shares	NAV
1-Year	-34.62%
Since Inception	-8.00%

R3 Shares	NAV
1-Year	-34.25%
Since Inception	-7.54%

I Shares	NAV
1-Year	-33.94%
Since Inception	-7.08%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$951
Number of Common Stocks	77

Top Five Common Stock Holdings[4]
Chevron Corporation	4.9%
Occidental Petroleum Corporation	4.0%
JPMorgan Chase & Co.	3.9%
Philip Morris International	2.6%
Visa Inc.	2.4%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

24	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	16.9%
Diversified Financial Services	7.6%
Insurance	6.6%
Pharmaceuticals	6.0%
Electric Utilities	3.9%
Capital Markets	3.7%
Specialty Retail	3.7%
IT Services	3.2%
Road & Rail	3.2%
Computers & Peripherals	3.0%
Commercial Banks	2.9%
Metals & Mining	2.8%
Tobacco	2.6%
Food & Staples Retailing	2.2%
Beverages	2.0%
Energy Equipment & Services	1.9%
Biotechnology	1.8%
Diversified Telecommunication Services	1.7%
Hotels, Restaurants & Leisure	1.7%
Thrifts & Mortgage Finance	1.6%
Semiconductors & Equipment	1.6%
Multiline Retail	1.6%
Software	1.5%
Media	1.5%
Other	14.8%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 88 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,161.80	$1,158.00	$1,080.20	$1,163.50	$1,018.35	$1,014.63	$1,008.32	$1,019.59
Expenses Incurred During Period	$6.97	$10.97	$3.89	$5.63	$6.51	$10.24	$3.75	$5.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05% and 1.05% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.55% multiplied by the average account value over the period, multiplied by 88/365 (to reflect the 88 days in the period since the class commencement of operations).

Nuveen Investments	25

Fund Spotlight as of 7/31/09 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NCCAX	NCCCX	NMCRX	NCCIX
NAV	$15.87	$15.49	$15.95	$15.98
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on May 5, 2009; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-23.85%	-28.22%
Since Inception	-5.08%	-6.83%

C Shares	NAV
1-Year	-24.44%
Since Inception	-5.78%

R3 Shares	NAV
1-Year	-24.04%
Since Inception	-5.33%

I Shares	NAV
1-Year	-23.65%
Since Inception	-4.83%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.08%	1.31%	7/31/08
Class C	3.83%	2.06%	7/31/08
Class R3	3.33%	1.64%	11/28/08
Class I	2.83%	1.06%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-30.74%	-34.71%
Since Inception	-7.56%	-9.31%

C Shares	NAV
1-Year	-31.24%
Since Inception	-8.24%

R3 Shares	NAV
1-Year	-30.95%
Since Inception	-7.82%

I Shares	NAV
1-Year	-30.56%
Since Inception	-7.32%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$803
Number of Common Stocks	82

Top Five Common Stock Holdings[2]
Express Scripts, Inc.	2.8%
MasterCard, Inc.	2.2%
PG&E Corporation	2.1%
Progress Energy, Inc.	2.0%
Edison International	1.9%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

26	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony Mid-Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	7.3%
Capital Markets	6.2%
Electric Utilities	5.7%
Health Care Providers & Services	4.9%
Chemicals	4.3%
Insurance	4.2%
Machinery	4.1%
Beverages	3.9%
Semiconductors & Equipment	3.9%
Specialized REIT	3.6%
Computers & Peripherals	2.8%
Software	2.7%
Specialty Retail	2.6%
Construction & Engineering	2.2%
IT Services	2.2%
Road & Rail	2.2%
Multi-Utilities	2.1%
Energy Equipment & Services	2.1%
Multiline Retail	2.1%
Metals & Mining	2.0%
Life Sciences Tools & Services	2.0%
Auto Components	1.7%
Diversified Consumer Services	1.7%
Media	1.6%
Food Products	1.6%
Tobacco	1.5%
Thrifts & Mortgage Finance	1.5%
Leisure Equipment & Products	1.3%
Containers & Packaging	1.3%
Other	14.7%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 88 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,238.90	$1,234.30	$1,083.50	$1,240.70	$1,017.85	$1,014.13	$1,008.08	$1,019.09
Expenses Incurred During Period	$7.77	$11.91	$4.14	$6.39	$7.00	$10.74	$3.99	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.40%, 2.15% and 1.15% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 88/365 (to reflect the 88 days in the period since the class commencement of operations).

Nuveen Investments	27

Fund Spotlight as of 7/31/09 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NSSAX	NSSCX	NSMFX	NSSIX
NAV	$14.34	$14.01	$14.42	$14.44
Latest Capital Gain Distribution[2]	$0.0920	$0.0920	$ —	$0.0920
Inception Date	5/31/06	5/31/06	5/05/09	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on May 5, 2009; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-26.89%	-31.11%
Since Inception	-7.99%	-9.69%

C Shares	NAV
1-Year	-27.43%
Since Inception	-8.67%

R3 Shares	NAV
1-Year	-27.08%
Since Inception	-8.24%

I Shares	NAV
1-Year	-26.68%
Since Inception	-7.75%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.31%	1.35%	7/31/08
Class C	4.06%	2.10%	7/31/08
Class R3	3.56%	1.74%	11/28/08
Class I	3.06%	1.10%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through July 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-32.33%	-36.23%
Since Inception	-10.20%	-11.90%

C Shares	NAV
1-Year	-32.83%
Since Inception	-10.86%

R3 Shares	NAV
1-Year	-32.51%
Since Inception	-10.44%

I Shares	NAV
1-Year	-32.15%
Since Inception	-9.97%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$737
Number of Common Stocks	152

Top Five Common Stock Holdings[3]
Marvel Entertainment Inc.	1.6%
Guess Inc.	1.5%
Illumina Inc.	1.4%
Tanger Factory Outlet Centers	1.4%
Express Scripts, Inc.	1.4%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

28	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Oil, Gas & Consumable Fuels	6.6%
Capital Markets	4.8%
Insurance	4.6%
Health Care Providers & Services	4.4%
Specialty Retail	3.9%
Communications Equipment	3.9%
Semiconductors & Equipment	3.7%
Machinery	3.6%
Commercial Banks	3.0%
Electric Utilities	2.9%
Chemicals	2.7%
Software	2.7%
Internet Software & Services	2.6%
Media	2.4%
Biotechnology	2.3%
Life Sciences Tools & Services	2.2%
Beverages	2.2%
Computers & Peripherals	2.1%
IT Services	2.0%
Household Durables	1.9%
Specialized REIT	1.8%
Construction & Engineering	1.7%
Containers & Packaging	1.7%
Multiline Retail	1.5%
Energy Equipment & Services	1.5%
Retail REIT	1.4%
Diversified Consumer Services	1.4%
Health Care Equipment & Supplies	1.4%
Textiles, Apparel & Luxury Goods	1.3%
Mortgage REIT	1.2%
Electrical Equipment	1.2%
Road & Rail	1.1%
Building Products	1.1%
Multi-Utilities	1.1%
Residential REIT	1.0%
Diversified Telecommunication Services	1.0%
Other	14.1%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 88 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,230.90	$1,226.80	$1,066.60	$1,233.10	$1,017.36	$1,013.64	$1,007.84	$1,018.60
Expenses Incurred During Period	$8.30	$12.42	$4.36	$6.92	$7.50	$11.23	$4.24	$6.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25% and 1.25% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.75% multiplied by the average account value over the period, multiplied by 88/365 (to reflect the 88 days in the period since the class commencement of operations).

Nuveen Investments	29

Fund Spotlight as of 7/31/09 Nuveen Symphony International Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NSIAX	NSECX	NSIEX
NAV	$12.81	$12.73	$12.81
Latest Ordinary Income Distribution[2]	$0.0196	$ —	$0.0568
Inception Date	5/30/08	5/30/08	5/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-26.76%	-30.97%
Since Inception	-31.51%	-34.88%

C Shares	NAV
1-Year	-27.22%
Since Inception	-31.97%

I Shares	NAV
1-Year	-26.52%
Since Inception	-31.32%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	5.56%	1.38%	11/28/08
Class C	6.31%	2.13%	11/28/08
Class I	5.31%	1.13%	11/28/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses have been restated to reflect current expenses as if such expenses had been in effect during the previous fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-35.72%	-39.43%
Since Inception	-38.68%	-41.92%

C Shares	NAV
1-Year	-36.18%
Since Inception	-39.11%

I Shares	NAV
1-Year	-35.55%
Since Inception	-38.49%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$795
Number of Common Stocks	67

Top Five Common Stock Holdings[3]
Millicom International Cellular SA	3.4%
Credit Suisse Group	3.2%
Honda Motor Company Limited	3.1%
Canon Inc.	3.0%
ABB Limited	3.0%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

30	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony International Equity Fund

Country Allocation[1]
Japan	15.8%
United Kingdom	13.4%
France	12.6%
Germany	11.9%
Switzerland	9.4%
Canada	8.1%
Brazil	5.0%
Luxembourg	3.4%
Spain	3.3%
India	3.1%
Other	14.0%

Industries[1]
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	12.6%
Pharmaceuticals	9.4%
Insurance	6.9%
Capital Markets	6.1%
Automobiles	5.5%
Wireless Telecommunication Services	5.0%
Electric Utilities	3.6%
Multi-Utilities	3.5%
Diversified Telecommunication Services	3.4%
Beverages	3.2%
Metals & Mining	3.2%
Office Electronics	3.0%
Electrical Equipment	3.0%
Media	2.0%
Electronic Equipment & Instruments	1.9%
Other	13.7%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,257.10	$1,253.00	$1,258.30	$1,017.95	$1,014.23	$1,019.19
Expenses Incurred During Period	$7.72	$11.90	$6.33	$6.90	$10.64	$5.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13% and 1.13% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	31

Fund Spotlight as of 7/31/09 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NOPAX	NOPCX	NOPRX
NAV	$14.61	$14.45	$14.63
Latest Ordinary Income Distribution[2]	$0.0486	$0.0131	$0.0921
Inception Date	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-19.73%	-24.33%
Since Inception	-15.51%	-18.18%

C Shares	NAV
1-Year	-20.35%
Since Inception	-16.14%

I Shares	NAV
1-Year	-19.49%
Since Inception	-15.29%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.34%	1.45%	11/28/08
Class C	4.09%	2.20%	11/28/08
Class I	3.09%	1.20%	11/28/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses and have been restated to reflect current expenses as if such expenses had been in effect during the previous fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-25.99%	-30.24%
Since Inception	-18.84%	-21.53%

C Shares	NAV
1-Year	-26.51%
Since Inception	-19.43%

I Shares	NAV
1-Year	-25.81%
Since Inception	-18.65%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$2,636
Number of Common Stocks	74

Top Five Common Stock Holdings[3]
Apple, Inc.	4.1%
International Business Machines Corporation (IBM)	3.3%
Mosaic Company	2.9%
JPMorgan Chase & Co.	2.8%
Philip Morris International	2.7%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

3	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

32	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Symphony Optimized Alpha Fund

Industries[1]
Computers & Peripherals	8.3%
Oil, Gas & Consumable Fuels	6.9%
Biotechnology	6.2%
Health Care Providers & Services	6.0%
Food Products	5.7%
Metals & Mining	5.5%
Health Care Equipment & Supplies	5.3%
Household Products	4.9%
Tobacco	4.8%
Electric Utilities	4.5%
Pharmaceuticals	4.1%
Chemicals	2.9%
Diversified Financial Services	2.8%
Road & Rail	2.6%
Specialty Retail	2.5%
Electronic Equipment & Instruments	2.0%
IT Services	1.9%
Capital Markets	1.8%
Communications Equipment	1.6%
Internet Software & Services	1.6%
Short-Term Investments	3.9%
Other	14.2%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,152.20	$1,147.70	$1,153.80	$1,017.60	$1,013.88	$1,018.84
Expenses Incurred During Period	$7.74	$11.72	$6.41	$7.25	$10.99	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20% and 1.20% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	33

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony International Equity Fund and Nuveen Symphony Optimized Alpha Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2009

34	Nuveen Investments

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 97.4%

	Aerospace & Defense – 1.4%

23	Alliant Techsystems Inc., (2)	$1,811

12	Esterline Technologies Corporation, (2)	341

177	Raytheon Company	8,310
	Total Aerospace & Defense	10,462
	Air Freight & Logistics – 0.8%

114	United Parcel Service, Inc., Class B	6,125
	Auto Components – 0.8%

162	Autoliv Inc.	5,801
	Automobiles – 0.2%

73	Thor Industries, Inc.	1,745
	Beverages – 1.8%

11	Boston Beer Company, (2)	343

47	Coca-Cola Company	2,342

175	Dr. Pepper Snapple Group, (2)	4,307

118	Molson Coors Brewing Company, Class B	5,335

32	Pepsi Bottling Group, Inc.	1,086
	Total Beverages	13,413
	Biotechnology – 2.2%

79	Alnylam Pharmaceuticals, Inc., (2)	1,838

136	Amgen Inc., (2)	8,474

98	Genzyme Corporation, (2)	5,085

79	ISIS Pharmaceuticals, Inc., (2)	1,444
	Total Biotechnology	16,841
	Building Products – 0.3%

58	Apogee Enterprises, Inc.	846

103	Masco Corporation	1,435
	Total Building Products	2,281
	Capital Markets – 3.7%

61	Ameriprise Financial, Inc.	1,696

67	Calamos Asset Management, Inc. Class A	922

58	Eaton Vance Corporation	1,660

15	Goldman Sachs Group, Inc.	2,450

161	Invesco LTD	3,180

223	Legg Mason, Inc.	6,275

187	Morgan Stanley	5,330

30	Stifel Financial Corporation, (2)	1,498

60	T. Rowe Price Group Inc.	2,803

104	TD Ameritrade Holding Corporation, (2)	1,928
	Total Capital Markets	27,742
	Chemicals – 1.4%

140	Celanese Corporation, Series A	3,598

41	Lubrizol Corporation	2,375

88	Scotts Miracle Gro Company	3,436

31	Westlake Chemical Corporation	775
	Total Chemicals	10,184

Nuveen Investments	35

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Commercial & Professional Services – 0.5%

163	Corrections Corporation of America, (2)	$2,813

49	GeoEye, Inc., (2)	1,215
	Total Commercial & Professional Services	4,028
	Commercial Banks – 1.6%

163	BB&T Corporation	3,729

37	Commerce Bancshares Inc.	1,356

64	Community Bank System Inc.	1,160

26	Hancock Holding Company	1,050

36	UMB Financial Corporation	1,502

143	Wells Fargo & Company	3,498
	Total Commercial Banks	12,295
	Commercial Services & Supplies – 0.7%

96	EnergySolutions Inc.	827

68	Republic Services, Inc.	1,809

53	Stericycle Inc., (2)	2,714
	Total Commercial Services & Supplies	5,350
	Communication Equipment – 2.8%

85	ADC Telecommunications Inc., (2)	619

244	CommScope Inc., (2)	6,246

29	Comtech Telecom Corporation, (2)	924

52	Interdigital Inc., (2)	1,540

226	QUALCOMM, Inc.	10,443

68	Starent Networks Corporation, (2)	1,631
	Total Communication Equipment	21,403
	Computers & Peripherals – 5.9%

102	Apple, Inc., (2)	16,663

96	Hewlett-Packard Company	4,157

86	International Business Machines Corporation (IBM)	10,142

75	Network Appliance Inc., (2)	1,685

310	Seagate Technology	3,732

39	Synaptics, Inc., (2)	935

100	Teradata Corporation, (2)	2,457

156	Western Digital Corporation, (2)	4,719
	Total Computers & Peripherals	44,490
	Construction & Engineering – 1.4%

65	Dycom Industries Inc., (2)	827

129	Fluor Corporation	6,811

77	Quanta Services Incorporated, (2)	1,795

27	Shaw Group Inc., (2)	795
	Total Construction & Engineering	10,228
	Containers & Packaging – 1.0%

95	Packaging Corp. of America	1,869

172	Pactiv Corporation, (2)	4,331

31	Rock-Tenn Company	1,394
	Total Containers & Packaging	7,594

36	Nuveen Investments

Shares	Description (1)	Value
	Diversified Consumer Services – 1.1%

23	American Public Education Inc., (2)	$814

86	Apollo Group, Inc., (2)	5,937

14	ITT Educational Services, Inc., (2)	1,363
	Total Diversified Consumer Services	8,114
	Diversified Financial Services – 2.7%

232	Bank of America Corporation	3,431

245	JPMorgan Chase & Co.	9,469

152	Nasdaq Stock Market, Inc., (2)	3,212

129	New York Stock Exchange Euronext	3,477

37	PHH Corporation, (2)	678
	Total Diversified Financial Services	20,267
	Diversified REIT – 0.1%

14	PS Business Parks Inc.	724
	Diversified Telecommunication Services – 0.8%

48	Cbeyond Inc., (2)	673

179	CenturyTel, Inc.	5,619
	Total Diversified Telecommunication Services	6,292
	Electric Utilities – 3.2%

118	Edison International	3,814

200	Exelon Corporation	10,172

84	FPL Group, Inc.	4,760

86	Great Plains Energy Incorporated	1,370

72	Progress Energy, Inc.	2,840

26	Southern Company	816
	Total Electric Utilities	23,772
	Electrical Equipment – 0.2%

117	GrafTech International Ltd., (2)	1,606
	Electronic Components – 0.4%

166	Corning Incorporated	2,822
	Electronic Equipment & Instruments – 0.1%

36	Multi Fineline Electronix, Inc., (2)	820
	Energy Equipment & Services – 2.2%

146	Cooper Cameron Corporation, (2)	4,560

122	FMC Technologies Inc., (2)	5,307

112	Halliburton Company	2,474

71	Matrix Service Company, (2)	719

137	Pride International Inc., (2)	3,435
	Total Energy Equipment & Services	16,495
	Food & Staples Retailing – 1.7%

255	Wal-Mart Stores, Inc.	12,718
	Food Products – 1.3%

76	Campbell Soup Company	2,358

69	ConAgra Foods, Inc.	1,354

49	Dean Foods Company, (2)	1,038

22	General Mills, Inc.	1,296

Nuveen Investments	37

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Food Products (continued)

97	Hershey Foods Corporation	$3,875
	Total Food Products	9,921
	Health Care Equipment & Supplies – 2.3%

139	Baxter International, Inc.	7,835

71	Becton, Dickinson and Company	4,626

66	Covidien PLC	2,495

49	Masimo Corporation, (2)	1,198

51	Volcano Corporation, (2)	775
	Total Health Care Equipment & Supplies	16,929
	Health Care Providers & Services – 3.2%

49	Community Health Systems Inc., (2)	1,388

118	Coventry Health Care, Inc., (2)	2,714

26	Emergency Medical Services Corporation, (2)	1,018

168	Express Scripts, Inc., (2)	11,767

24	Laboratory Corporation of America Holdings, (2)	1,613

56	Pharmerica Corporation, (2)	1,174

66	Quest Diagnostics Incorporated	3,605

24	RehabCare Group Inc., (2)	577
	Total Health Care Providers & Services	23,856
	Hotels, Restaurants & Leisure – 1.6%

203	Boyd Gaming Corporation, (2)	1,866

126	McDonald’s Corporation	6,938

38	Penn National Gaming, Inc., (2)	1,205

130	Royal Caribbean Cruises Limited	1,888
	Total Hotels, Restaurants & Leisure	11,897
	Household Durables – 0.4%

29	MDC Holdings Inc.	1,022

27	Meritage Corporation, (2)	578

104	Tempur Pedic International Inc.	1,542
	Total Household Durables	3,142
	Household Products – 0.8%

23	Church & Dwight Company Inc.	1,357

62	Colgate-Palmolive Company	4,491
	Total Household Products	5,848
	Insurance – 3.4%

50	Ace Limited	2,453

71	Allstate Corporation	1,911

68	Amtrust Financial Services, Inc.	831

42	Arch Capital Group Limited, (2)	2,612

41	Aspen Insurance Holdings Limited	1,020

104	Assurant Inc.	2,654

49	Delphi Financial Group, Inc.	1,168

11	Navigators Group, Inc., (2)	542

165	Principal Financial Group, Inc.	3,911

169	Progressive Corporation, (2)	2,633

85	Travelers Companies, Inc.	3,661

38	Nuveen Investments

Shares	Description (1)	Value
	Insurance (continued)

109	WR Berkley Corporation	$2,532
	Total Insurance	25,928
	Internet & Catalog Retail – 0.9%

63	Amazon.com, Inc., (2)	5,403

29	NetFlix.com Inc., (2)	1,274
	Total Internet & Catalog Retail	6,677
	Internet Software & Services – 2.2%

88	Equinix Inc., (2)	7,192

15	Google Inc., Class A, (2)	6,646

76	Rackspace Hosting Inc., (2)	1,067

104	Switch & Data Facilities Company, Inc., (2)	1,445

31	Vocus, Inc., (2)	521
	Total Internet Software & Services	16,871
	IT Services – 3.1%

41	Affiliated Computer Services, Inc., (2)	1,944

46	MasterCard, Inc.	8,925

175	Visa Inc.	11,456

43	Wright Express Corporation, (2)	1,216
	Total IT Services	23,541
	Leisure Equipment & Products – 0.6%

164	Hasbro, Inc.	4,346
	Life Sciences Tools & Services – 1.3%

9	Bio-Rad Laboratories Inc., (2)	697

162	Illumina Inc., (2)	5,855

35	Millipore Corporation, (2)	2,436

19	Thermo Fisher Scientific, Inc., (2)	860
	Total Life Sciences Tools & Services	9,848
	Machinery – 2.2%

69	AGCO Corporation, (2)	2,171

28	Badger Meter Inc.	1,032

30	Chart Industries, Inc., (2)	578

57	Cummins Inc.	2,452

101	Flowserve Corporation	8,158

46	Harsco Corporation	1,265

30	Robbins & Myers, Inc.	628
	Total Machinery	16,284
	Marine – 0.2%

53	Genco Shipping and Trading Limited	1,267
	Media – 1.8%

119	Cablevision Systems Corporation	2,436

133	Comcast Corporation, Class A	1,976

214	DIRECTV Group, Inc., (2)	5,543

56	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	1,566

55	Marvel Entertainment Inc., (2)	2,176
	Total Media	13,697

Nuveen Investments	39

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Metals & Mining – 2.3%

132	Freeport-McMoRan Copper & Gold, Inc.	$7,960

260	Steel Dynamics Inc.	4,254

106	Walter Industries Inc.	5,232
	Total Metals & Mining	17,446
	Mortgage REIT – 0.6%

190	Annaly Capital Management Inc.	3,202

57	Hatteras Financial Corp.	1,615
	Total Mortgage REIT	4,817
	Multiline Retail – 1.3%

83	Big Lots, Inc., (2)	1,912

46	Dollar Tree Stores Inc., (2)	2,122

76	Family Dollar Stores, Inc.	2,388

235	Federated Department Stores, Inc.	3,269
	Total Multiline Retail	9,691
	Multi-Utilities – 0.4%

75	PG&E Corporation	3,028
	Oil, Gas & Consumable Fuels – 8.8%

136	Alpha Natural Resources Inc., (2)	4,530

182	Chesapeake Energy Corporation	3,902

173	Chevron Corporation	12,017

145	Cimarex Energy Company	5,188

19	Comstock Resources Inc., (2)	732

233	Continental Resources Inc., (2)	7,882

35	EOG Resources, Inc.	2,591

91	Hess Corporation	5,023

17	James River Coal Company, (2)	316

34	McMoran Exploration Corporation, (2)	216

72	Murphy Oil Corporation	4,190

117	Occidental Petroleum Corporation	8,347

133	Petrohawk Energy Corporation, (2)	3,229

80	Rosetta Resources, Inc., (2)	830

99	SandRidge Energy Inc., (2)	926

76	Southwestern Energy Company, (2)	3,149

71	Tesoro Corporation	929

91	Valero Energy Corporation	1,638

8	Whiting Petroleum Corporation, (2)	368
	Total Oil, Gas & Consumable Fuels	66,003
	Paper & Forest Products – 0.0%

40	Buckeye Technologies Inc., (2)	254
	Pharmaceuticals – 2.6%

225	Bristol-Myers Squibb Company	4,892

148	Eli Lilly and Company	5,164

44	Johnson & Johnson	2,679

71	Perrigo Company	1,927

133	Watson Pharmaceuticals Inc., (2)	4,619
	Total Pharmaceuticals	19,281

40	Nuveen Investments

Shares	Description (1)	Value
	Professional Services – 0.2%

20	Dun and Bradstreet Inc.	$1,440
	Residential REIT – 0.2%

35	Equity Lifestyles Properties Inc.	1,458
	Retail REIT – 0.6%

39	Simon Property Group, Inc.	2,173

58	Tanger Factory Outlet Centers	2,061
	Total Retail REIT	4,234
	Road & Rail – 2.4%

141	CSX Corporation	5,657

83	Kansas City Southern Industries, (2)	1,686

40	Landstar System	1,467

102	Norfolk Southern Corporation	4,412

86	Union Pacific Corporation	4,947
	Total Road & Rail	18,169
	Semiconductors & Equipment – 4.0%

324	Broadcom Corporation, Class A, (2)	9,147

637	Intel Corporation	12,261

310	Marvell Technology Group Ltd., (2)	4,135

55	Monolithic Power Systems, Inc., (2)	1,220

104	ON Semiconductor Corporation, (2)	759

35	Sigma Designs, Inc., (2)	566

79	Xilinx, Inc.	1,714
	Total Semiconductors & Equipment	29,802
	Software – 2.7%

59	Adobe Systems Incorporated, (2)	1,913

16	Advent Software Inc., (2)	583

60	Ansys Inc., (2)	1,876

113	BMC Software, Inc., (2)	3,845

195	CA Inc.	4,122

42	Citrix Systems, (2)	1,495

32	JDA Software Group, (2)	660

128	Salesforce.com, Inc., (2)	5,548
	Total Software	20,042
	Specialized REIT – 1.2%

59	Health Care Property Investors Inc.	1,520

21	Public Storage, Inc.	1,524

159	Rayonier Inc.	6,199
	Total Specialized REIT	9,243
	Specialty Retail – 2.2%

15	Aeropostale, Inc., (2)	546

48	Asbury Automotive Group, Inc., (2)	672

109	Guess Inc.	3,169

19	Gymboree Corporation, (2)	756

152	Home Depot, Inc.	3,943

Nuveen Investments	41

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Specialty Retail (continued)

80	Hot Topic, Inc., (2)	$618

228	Lowe’s Companies, Inc.	5,121

74	PetSmart Inc.	1,655
	Total Specialty Retail	16,480
	Textiles, Apparel & Luxury Goods – 0.3%

52	True Religion Apparel, Inc., (2)	1,163

22	VF Corporation	1,423
	Total Textiles, Apparel & Luxury Goods	2,586
	Thrifts & Mortgage Finance – 1.2%

571	Hudson City Bancorp, Inc.	8,028

75	People’s United Financial, Inc.	1,219
	Total Thrifts & Mortgage Finance	9,247
	Tobacco – 2.1%

30	Lorillard Inc.	2,212

288	Philip Morris International	13,421
	Total Tobacco	15,633
	Total Investments (cost $732,485) – 97.4%	732,518
	Other Assets Less Liabilities – 2.6%	19,688
	Net Assets – 100%	$752,206

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 97.2%

	Aerospace & Defense – 2.0%

2,820	Raytheon Company	$132,399
	Air Freight & Logistics – 2.2%

2,630	United Parcel Service, Inc., Class B	141,310
	Beverages – 0.8%

1,105	Coca-Cola Company	55,073
	Biotechnology – 3.3%

1,570	Amgen Inc., (2)	97,827

2,265	Genzyme Corporation, (2)	117,531
	Total Biotechnology	215,358
	Capital Markets – 2.6%

326	Goldman Sachs Group, Inc.	53,236

1,760	Morgan Stanley	50,160

1,425	T. Rowe Price Group Inc.	66,562
	Total Capital Markets	169,958
	Chemicals – 0.5%

1,370	Celanese Corporation, Series A	35,209
	Commercial Services & Supplies – 1.0%

1,251	Stericycle Inc., (2)	64,051
	Communication Equipment – 4.8%

2,613	CommScope Inc., (2)	66,893

5,343	QUALCOMM, Inc.	246,900
	Total Communication Equipment	313,793
	Computers & Peripherals – 10.7%

2,058	Apple, Inc., (2)	336,255

779	Hewlett-Packard Company	33,731

1,638	International Business Machines Corporation (IBM)	193,169

2,360	Teradata Corporation, (2)	57,985

2,652	Western Digital Corporation, (2)	80,223
	Total Computers & Peripherals	701,363
	Construction & Engineering – 1.6%

1,973	Fluor Corporation	104,174
	Containers & Packaging – 0.9%

2,260	Pactiv Corporation, (2)	56,907
	Diversified Consumer Services – 1.7%

1,620	Apollo Group, Inc., (2)	111,845
	Electric Utilities – 2.1%

2,697	Exelon Corporation	137,169
	Electronic Components – 1.0%

3,930	Corning Incorporated	66,810
	Energy Equipment & Services – 2.9%

3,364	Cooper Cameron Corporation, (2)	105,058

1,884	FMC Technologies Inc., (2)	81,954
	Total Energy Equipment & Services	187,012

Nuveen Investments	43

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Food & Staples Retailing – 2.6%

3,443	Wal-Mart Stores, Inc.	$171,737
	Food Products – 2.2%

1,010	Campbell Soup Company	31,340

1,139	Dean Foods Company, (2)	24,135

2,277	Hershey Foods Corporation	90,966
	Total Food Products	146,441
	Health Care Equipment & Supplies – 4.5%

3,258	Baxter International, Inc.	183,653

1,681	Becton, Dickinson and Company	109,517
	Total Health Care Equipment & Supplies	293,170
	Health Care Providers & Services – 3.7%

2,820	Coventry Health Care, Inc., (2)	64,860

2,557	Express Scripts, Inc., (2)	179,092
	Total Health Care Providers & Services	243,952
	Hotels, Restaurants & Leisure – 2.1%

2,025	McDonald’s Corporation	111,497

880	Penn National Gaming, Inc., (2)	27,905
	Total Hotels, Restaurants & Leisure	139,402
	Household Products – 1.6%

1,457	Colgate-Palmolive Company	105,545
	Internet & Catalog Retail – 1.9%

1,474	Amazon.com, Inc., (2)	126,410
	Internet Software & Services – 4.6%

1,705	Equinix Inc., (2)	139,350

368	Google Inc., Class A, (2)	163,042
	Total Internet Software & Services	302,392
	IT Services – 4.0%

661	MasterCard, Inc.	128,254

2,019	Visa Inc.	132,164
	Total IT Services	260,418
	Life Sciences Tools & Services – 1.9%

1,770	Illumina Inc., (2)	63,968

833	Millipore Corporation, (2)	57,977
	Total Life Sciences Tools & Services	121,945
	Machinery – 1.5%

1,245	Flowserve Corporation	100,559
	Media – 2.0%

4,963	DIRECTV Group, Inc., (2)	128,542
	Metals & Mining – 2.7%

1,486	Freeport-McMoRan Copper & Gold, Inc.	89,606

1,815	Walter Industries Inc.	89,588
	Total Metals & Mining	179,194
	Multiline Retail – 0.8%

1,066	Dollar Tree Stores Inc., (2)	49,164

44	Nuveen Investments

Shares	Description (1)			Value
	Oil, Gas & Consumable Fuels – 4.2%

1,587	Alpha Natural Resources Inc., (2)			$52,863

2,545	Continental Resources Inc., (2)			86,097

2,457	Petrohawk Energy Corporation, (2)			59,656

1,778	Southwestern Energy Company, (2)			73,663
	Total Oil, Gas & Consumable Fuels			272,279
	Pharmaceuticals – 0.9%

1,638	Eli Lilly and Company			57,150
	Retail REIT – 0.8%

903	Simon Property Group, Inc.			50,315
	Road & Rail – 2.6%

3,342	CSX Corporation			134,081

661	Union Pacific Corporation			38,021
	Total Road & Rail			172,102
	Semiconductors & Equipment – 6.4%

5,950	Broadcom Corporation, Class A, (2)			167,969

10,155	Intel Corporation			195,484

4,132	Marvell Technology Group Ltd., (2)			55,121
	Total Semiconductors & Equipment			418,574
	Software – 3.6%

1,391	Adobe Systems Incorporated, (2)			45,096

898	Ansys Inc., (2)			28,071

1,441	BMC Software, Inc., (2)			49,037

981	Citrix Systems, (2)			34,924

1,817	Salesforce.com, Inc., (2)			78,749
	Total Software			235,877
	Specialized REIT – 0.9%

1,547	Rayonier Inc.			60,318
	Thrifts & Mortgage Finance – 1.1%

5,170	Hudson City Bancorp, Inc.			72,690
	Tobacco – 2.5%

3,483	Philip Morris International			162,308
	Total Common Stocks (cost $5,898,019)			6,362,915

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.6%

$303	Repurchase Agreement with State Street Bank, dated 7/31/09, repurchase price $302,536, collateralized by $300,000 U.S Treasury Notes, 3.125%, due 9/30/13, value $313,470	0.050%	8/03/09	$302,535
	Total Short-Term Investments (cost $302,535)			302,535
	Total Investments (cost $6,200,554) – 101.8%			6,665,450
	Other Assets Less Liabilities – (1.8)%			(120,824)
	Net Assets – 100%			$6,544,626

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 96.4%

	Aerospace & Defense – 1.1%

215	Raytheon Company	$10,094
	Auto Components – 1.3%

352	Autoliv Inc.	12,605
	Beverages – 1.9%

304	Dr. Pepper Snapple Group, (2)	7,481

244	Molson Coors Brewing Company, Class B	11,031
	Total Beverages	18,512
	Biotechnology – 1.7%

259	Amgen Inc., (2)	16,138
	Capital Markets – 3.5%

377	Invesco LTD	7,446

507	Legg Mason, Inc.	14,267

418	Morgan Stanley	11,913
	Total Capital Markets	33,626
	Chemicals – 0.7%

171	Scotts Miracle Gro Company	6,678
	Commercial & Professional Services – 1.2%

636	Corrections Corporation of America, (2)	10,977
	Commercial Banks – 2.8%

607	BB&T Corporation	13,888

529	Wells Fargo & Company	12,939
	Total Commercial Banks	26,827
	Commercial Services & Supplies – 0.7%

257	Republic Services, Inc.	6,836
	Communication Equipment – 0.8%

301	CommScope Inc., (2)	7,706
	Computers & Peripherals – 2.9%

200	Hewlett-Packard Company	8,660

1,171	Seagate Technology	14,099

158	Western Digital Corporation, (2)	4,780
	Total Computers & Peripherals	27,539
	Construction & Engineering – 0.7%

288	Quanta Services Incorporated, (2)	6,713
	Containers & Packaging – 0.8%

286	Pactiv Corporation, (2)	7,201
	Diversified Financial Services – 7.3%

915	Bank of America Corporation	13,533

928	JPMorgan Chase & Co.	35,867

331	Nasdaq Stock Market, Inc., (2)	6,994

480	New York Stock Exchange Euronext	12,936
	Total Diversified Financial Services	69,330
	Diversified Telecommunication Services – 1.7%

510	CenturyTel, Inc.	16,009
	Electric Utilities – 3.8%

111	Edison International	3,588

46	Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities (continued)

221	Exelon Corporation	$11,240

318	FPL Group, Inc.	18,021

95	Southern Company	2,983
	Total Electric Utilities	35,832
	Energy Equipment & Services – 1.9%

418	Halliburton Company	9,234

344	Pride International Inc., (2)	8,624
	Total Energy Equipment & Services	17,858
	Food & Staples Retailing – 2.1%

402	Wal-Mart Stores, Inc.	20,052
	Food Products – 0.5%

83	General Mills, Inc.	4,890
	Health Care Equipment & Supplies – 1.0%

243	Covidien PLC	9,188
	Health Care Providers & Services – 1.4%

243	Quest Diagnostics Incorporated	13,273
	Hotels, Restaurants & Leisure – 1.6%

148	McDonald’s Corporation	8,149

485	Royal Caribbean Cruises Limited	7,042
	Total Hotels, Restaurants & Leisure	15,191
	Insurance – 6.4%

184	Ace Limited	9,027

267	Allstate Corporation	7,185

386	Assurant Inc.	9,851

615	Principal Financial Group, Inc.	14,576

390	Progressive Corporation, (2)	6,076

320	Travelers Companies, Inc.	13,782
	Total Insurance	60,497
	IT Services – 3.1%

149	Affiliated Computer Services, Inc., (2)	7,064

343	Visa Inc.	22,453
	Total IT Services	29,517
	Leisure Equipment & Products – 0.9%

339	Hasbro, Inc.	8,984
	Machinery – 1.2%

139	Flowserve Corporation	11,227
	Media – 1.4%

306	Cablevision Systems Corporation	6,264

495	Comcast Corporation, Class A	7,356
	Total Media	13,620
	Metals & Mining – 2.7%

256	Freeport-McMoRan Copper & Gold, Inc.	15,437

619	Steel Dynamics Inc.	10,127
	Total Metals & Mining	25,564
	Mortgage REIT – 1.2%

702	Annaly Capital Management Inc.	11,829

Nuveen Investments	47

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Multiline Retail – 1.5%

282	Family Dollar Stores, Inc.	$8,860

421	Federated Department Stores, Inc.	5,856
	Total Multiline Retail	14,716
	Oil, Gas & Consumable Fuels – 16.3%

679	Chesapeake Energy Corporation	14,558

643	Chevron Corporation	44,669

346	Cimarex Energy Company	12,380

238	Continental Resources Inc., (2)	8,052

130	EOG Resources, Inc.	9,624

307	Hess Corporation	16,946

116	Murphy Oil Corporation	6,751

510	Occidental Petroleum Corporation	36,383

337	Valero Energy Corporation	6,066
	Total Oil, Gas & Consumable Fuels	155,429
	Pharmaceuticals – 5.8%

816	Bristol-Myers Squibb Company	17,740

296	Eli Lilly and Company	10,327

166	Johnson & Johnson	10,108

492	Watson Pharmaceuticals Inc., (2)	17,087
	Total Pharmaceuticals	55,262
	Road & Rail – 3.1%

122	Burlington Northern Santa Fe Corporation	9,588

378	Norfolk Southern Corporation	16,349

62	Union Pacific Corporation	3,566
	Total Road & Rail	29,503
	Semiconductors & Equipment – 1.6%

772	Intel Corporation	14,861
	Software – 1.5%

666	CA Inc.	14,079
	Specialized REIT – 0.7%

160	Rayonier Inc.	6,238
	Specialty Retail – 3.5%

567	Home Depot, Inc.	14,708

840	Lowe’s Companies, Inc.	18,866
	Total Specialty Retail	33,574
	Thrifts & Mortgage Finance – 1.6%

757	Hudson City Bancorp, Inc.	10,643

275	People’s United Financial, Inc.	4,469
	Total Thrifts & Mortgage Finance	15,112
	Tobacco – 2.5%

519	Philip Morris International	24,185
	Total Investments (cost $854,552) – 96.4%	917,272
	Other Assets Less Liabilities – 3.6%	34,044
	Net Assets – 100%	$951,316

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 97.0%

	Aerospace & Defense – 1.3%

128	Alliant Techsystems Inc., (2)	$10,076
	Auto Components – 1.6%

369	Autoliv Inc.	13,214
	Automobiles – 1.2%

394	Thor Industries, Inc.	9,421
	Beverages – 3.8%

513	Dr. Pepper Snapple Group, (2)	12,625

263	Molson Coors Brewing Company, Class B	11,890

175	Pepsi Bottling Group, Inc.	5,941
	Total Beverages	30,456
	Building Products – 1.0%

559	Masco Corporation	7,787
	Capital Markets – 6.0%

335	Ameriprise Financial, Inc.	9,313

306	Eaton Vance Corporation	8,758

324	Invesco LTD	6,399

485	Legg Mason, Inc.	13,648

546	TD Ameritrade Holding Corporation, (2)	10,123
	Total Capital Markets	48,241
	Chemicals – 4.2%

450	Celanese Corporation, Series A	11,565

226	Lubrizol Corporation	13,092

228	Scotts Miracle Gro Company	8,903
	Total Chemicals	33,560
	Commercial Banks – 0.9%

197	Commerce Bancshares Inc.	7,222
	Communication Equipment – 0.9%

291	CommScope Inc., (2)	7,450
	Computers & Peripherals – 2.7%

78	Apple, Inc., (2)	12,744

409	Network Appliance Inc., (2)	9,186
	Total Computers & Peripherals	21,930
	Construction & Engineering – 2.1%

245	Fluor Corporation	12,936

148	Shaw Group Inc., (2)	4,357
	Total Construction & Engineering	17,293
	Containers & Packaging – 1.3%

520	Packaging Corp. of America	10,228
	Diversified Consumer Services – 1.6%

87	Apollo Group, Inc., (2)	6,006

72	ITT Educational Services, Inc., (2)	7,009
	Total Diversified Consumer Services	13,015
	Diversified Financial Services – 1.0%

366	Nasdaq Stock Market, Inc., (2)	7,734

Nuveen Investments	49

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Diversified Telecommunication Services – 1.1%

295	CenturyTel, Inc.	$9,260
	Electric Utilities – 5.5%

459	Edison International	14,835

128	Exelon Corporation	6,510

474	Great Plains Energy Incorporated	7,551

392	Progress Energy, Inc.	15,460
	Total Electric Utilities	44,356
	Energy Equipment & Services – 2.1%

227	FMC Technologies Inc., (2)	9,875

263	Pride International Inc., (2)	6,593
	Total Energy Equipment & Services	16,468
	Food Products – 1.5%

171	Campbell Soup Company	5,306

365	ConAgra Foods, Inc.	7,165
	Total Food Products	12,471
	Health Care Providers & Services – 4.7%

267	Community Health Systems Inc., (2)	7,561

310	Express Scripts, Inc., (2)	21,713

130	Laboratory Corporation of America Holdings, (2)	8,735
	Total Health Care Providers & Services	38,009
	Hotels, Restaurants & Leisure – 1.3%

1,108	Boyd Gaming Corporation, (2)	10,183
	Household Durables – 0.7%

150	MDC Holdings Inc.	5,286
	Household Products – 0.9%

124	Church & Dwight Company Inc.	7,314
	Insurance – 4.1%

222	Arch Capital Group Limited, (2)	13,806

356	Progressive Corporation, (2)	5,546

575	WR Berkley Corporation	13,357
	Total Insurance	32,709
	Internet Software & Services – 0.8%

81	Equinix Inc., (2)	6,620
	IT Services – 2.1%

89	MasterCard, Inc.	17,269
	Leisure Equipment & Products – 1.3%

394	Hasbro, Inc.	10,441
	Life Sciences Tools & Services – 1.9%

303	Illumina Inc., (2)	10,950

100	Thermo Fisher Scientific, Inc., (2)	4,528
	Total Life Sciences Tools & Services	15,478
	Machinery – 4.0%

377	AGCO Corporation, (2)	11,860

311	Cummins Inc.	13,376

254	Harsco Corporation	6,988
	Total Machinery	32,224

50	Nuveen Investments

Shares	Description (1)	Value
	Media – 1.6%

199	Cablevision Systems Corporation	$4,074

308	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	8,615
	Total Media	12,689
	Metals & Mining – 2.0%

513	Steel Dynamics Inc.	8,393

152	Walter Industries Inc.	7,503
	Total Metals & Mining	15,896
	Multiline Retail – 2.0%

302	Big Lots, Inc., (2)	6,958

663	Federated Department Stores, Inc.	9,222
	Total Multiline Retail	16,180
	Multi-Utilities – 2.1%

410	PG&E Corporation	16,552
	Oil, Gas & Consumable Fuels – 7.0%

203	Alpha Natural Resources Inc., (2)	6,762

287	Cimarex Energy Company	10,269

311	Continental Resources Inc., (2)	10,521

119	Hess Corporation	6,569

214	Murphy Oil Corporation	12,455

545	SandRidge Energy Inc., (2)	5,096

372	Tesoro Corporation	4,869
	Total Oil, Gas & Consumable Fuels	56,541
	Pharmaceuticals – 1.3%

372	Perrigo Company	10,096
	Professional Services – 1.0%

109	Dun and Bradstreet Inc.	7,847
	Road & Rail – 2.1%

455	Kansas City Southern Industries, (2)	9,241

212	Landstar System	7,776
	Total Road & Rail	17,017
	Semiconductors & Equipment – 3.8%

392	Broadcom Corporation, Class A, (2)	11,066

726	Marvell Technology Group Ltd., (2)	9,685

435	Xilinx, Inc.	9,435
	Total Semiconductors & Equipment	30,186
	Software – 2.6%

278	BMC Software, Inc., (2)	9,460

261	Salesforce.com, Inc., (2)	11,312
	Total Software	20,772
	Specialized REIT – 3.5%

307	Health Care Property Investors Inc.	7,908

117	Public Storage, Inc.	8,491

291	Rayonier Inc.	11,346
	Total Specialized REIT	27,745

Nuveen Investments	51

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Specialty Retail – 2.5%

396	Guess Inc.	$11,512

401	PetSmart Inc.	8,970
	Total Specialty Retail	20,482
	Textiles, Apparel, & Luxury Goods – 1.0%

121	VF Corporation	7,827
	Thrifts & Mortgage Finance – 1.4%

810	Hudson City Bancorp, Inc.	11,389
	Tobacco – 1.5%

160	Lorillard Inc.	11,795
	Total Investments (cost $682,635) – 97.0%	778,729
	Other Assets Less Liabilities – 3.0%	24,089
	Net Assets – 100%	$802,818

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 96.0%

	Aerospace & Defense – 0.8%

58	Alliant Techsystems Inc., (2)	$4,566

58	Esterline Technologies Corporation, (2)	1,649
	Total Aerospace & Defense	6,215
	Auto Components – 0.8%

168	Autoliv Inc.	6,016
	Automobiles – 0.6%

176	Thor Industries, Inc.	4,208
	Beverages – 2.1%

52	Boston Beer Company, (2)	1,622

234	Dr. Pepper Snapple Group, (2)	5,759

120	Molson Coors Brewing Company, Class B	5,425

80	Pepsi Bottling Group, Inc.	2,716
	Total Beverages	15,522
	Biotechnology – 2.3%

392	Alnylam Pharmaceuticals, Inc., (2)	9,122

407	ISIS Pharmaceuticals, Inc., (2)	7,440
	Total Biotechnology	16,562
	Building Products – 1.0%

286	Apogee Enterprises, Inc.	4,170

254	Masco Corporation	3,538
	Total Building Products	7,708
	Capital Markets – 4.6%

153	Ameriprise Financial, Inc.	4,253

328	Calamos Asset Management, Inc. Class A	4,513

142	Eaton Vance Corporation	4,064

148	Invesco LTD	2,923

221	Legg Mason, Inc.	6,219

149	Stifel Financial Corporation, (2)	7,440

253	TD Ameritrade Holding Corporation, (2)	4,691
	Total Capital Markets	34,103
	Chemicals – 2.6%

205	Celanese Corporation, Series A	5,269

103	Lubrizol Corporation	5,967

103	Scotts Miracle Gro Company	4,022

159	Westlake Chemical Corporation	3,973
	Total Chemicals	19,231
	Commercial & Professional Services – 0.8%

239	GeoEye, Inc., (2)	5,927
	Commercial Banks – 2.9%

91	Commerce Bancshares Inc.	3,336

314	Community Bank System Inc.	5,693

128	Hancock Holding Company	5,170

174	UMB Financial Corporation	7,259
	Total Commercial Banks	21,458

Nuveen Investments	53

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.6%

483	EnergySolutions Inc.	$4,159
	Communication Equipment – 3.7%

435	ADC Telecommunications Inc., (2)	3,167

130	CommScope Inc., (2)	3,328

145	Comtech Telecom Corporation, (2)	4,621

265	Interdigital Inc., (2)	7,847

346	Starent Networks Corporation, (2)	8,297
	Total Communication Equipment	27,260
	Computers & Peripherals – 2.0%

36	Apple, Inc., (2)	5,882

186	Network Appliance Inc., (2)	4,178

196	Synaptics, Inc., (2)	4,698
	Total Computers & Peripherals	14,758
	Construction & Engineering – 1.7%

333	Dycom Industries Inc., (2)	4,239

112	Fluor Corporation	5,914

67	Shaw Group Inc., (2)	1,972
	Total Construction & Engineering	12,125
	Containers & Packaging – 1.6%

238	Packaging Corp. of America	4,681

161	Rock-Tenn Company	7,239
	Total Containers & Packaging	11,920
	Diversified Consumer Services – 1.4%

111	American Public Education Inc., (2)	3,926

40	Apollo Group, Inc., (2)	2,762

33	ITT Educational Services, Inc., (2)	3,213
	Total Diversified Consumer Services	9,901
	Diversified Financial Services – 1.0%

164	Nasdaq Stock Market, Inc., (2)	3,465

190	PHH Corporation, (2)	3,483
	Total Diversified Financial Services	6,948
	Diversified REIT – 0.5%

72	PS Business Parks Inc.	3,723
	Diversified Telecommunication Services – 1.0%

237	Cbeyond Inc., (2)	3,323

130	CenturyTel, Inc.	4,081
	Total Diversified Telecommunication Services	7,404
	Electric Utilities – 2.8%

210	Edison International	6,787

59	Exelon Corporation	3,001

216	Great Plains Energy Incorporated	3,441

179	Progress Energy, Inc.	7,060
	Total Electric Utilities	20,289
	Electrical Equipment – 1.1%

597	GrafTech International Ltd., (2)	8,197

54	Nuveen Investments

Shares	Description (1)	Value
	Electronic Equipment & Instruments – 0.5%

175	Multi Fineline Electronix, Inc., (2)	$3,988
	Energy Equipment & Services – 1.4%

97	FMC Technologies Inc., (2)	4,220

347	Matrix Service Company, (2)	3,515

111	Pride International Inc., (2)	2,783
	Total Energy Equipment & Services	10,518
	Food Products – 0.8%

79	Campbell Soup Company	2,451

168	ConAgra Foods, Inc.	3,298
	Total Food Products	5,749
	Health Care Equipment & Supplies – 1.3%

241	Masimo Corporation, (2)	5,892

255	Volcano Corporation, (2)	3,873
	Total Health Care Equipment & Supplies	9,765
	Health Care Providers & Services – 4.2%

119	Community Health Systems Inc., (2)	3,370

127	Emergency Medical Services Corporation, (2)	4,971

141	Express Scripts, Inc., (2)	9,876

58	Laboratory Corporation of America Holdings, (2)	3,897

275	Pharmerica Corporation, (2)	5,764

124	RehabCare Group Inc., (2)	2,983
	Total Health Care Providers & Services	30,861
	Hotels, Restaurants & Leisure – 0.6%

504	Boyd Gaming Corporation, (2)	4,632
	Household Durables – 1.8%

71	MDC Holdings Inc.	2,502

136	Meritage Corporation, (2)	2,910

536	Tempur Pedic International Inc.	7,949
	Total Household Durables	13,361
	Household Products – 0.5%

57	Church & Dwight Company Inc.	3,362
	Insurance – 4.4%

336	Amtrust Financial Services, Inc.	4,106

102	Arch Capital Group Limited, (2)	6,343

201	Aspen Insurance Holdings Limited	4,999

247	Delphi Financial Group, Inc.	5,886

55	Navigators Group, Inc., (2)	2,712

162	Progressive Corporation, (2)	2,524

265	WR Berkley Corporation	6,156
	Total Insurance	32,726
	Internet & Catalog Retail – 0.9%

146	NetFlix.com Inc., (2)	6,415
	Internet Software & Services – 2.5%

36	Equinix Inc., (2)	2,942

Nuveen Investments	55

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Internet Software & Services (continued)

383	Rackspace Hosting Inc., (2)	$5,377

526	Switch & Data Facilities Company, Inc., (2)	7,306

153	Vocus, Inc., (2)	2,573
	Total Internet Software & Services	18,198
	IT Services – 1.9%

41	MasterCard, Inc.	7,955

216	Wright Express Corporation, (2)	6,108
	Total IT Services	14,063
	Leisure Equipment & Products – 0.6%

177	Hasbro, Inc.	4,691
	Life Sciences Tools & Services – 2.1%

44	Bio-Rad Laboratories Inc., (2)	3,407

281	Illumina Inc., (2)	10,155

46	Thermo Fisher Scientific, Inc., (2)	2,083
	Total Life Sciences Tools & Services	15,645
	Machinery – 3.5%

172	AGCO Corporation, (2)	5,411

135	Badger Meter Inc.	4,975

151	Chart Industries, Inc., (2)	2,908

142	Cummins Inc.	6,107

114	Harsco Corporation	3,136

155	Robbins & Myers, Inc.	3,244
	Total Machinery	25,781
	Marine – 0.9%

271	Genco Shipping and Trading Limited	6,480
	Media – 2.3%

91	Cablevision Systems Corporation	1,863

141	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	3,944

284	Marvel Entertainment Inc., (2)	11,236
	Total Media	17,043
	Metals & Mining – 1.0%

234	Steel Dynamics Inc.	3,828

71	Walter Industries Inc.	3,505
	Total Metals & Mining	7,333
	Mortgage REIT – 1.1%

291	Hatteras Financial Corp.	8,244
	Multiline Retail – 1.4%

278	Big Lots, Inc., (2)	6,405

297	Federated Department Stores, Inc.	4,131
	Total Multiline Retail	10,536
	Multi-Utilities – 1.0%

187	PG&E Corporation	7,549
	Oil, Gas & Consumable Fuels – 6.4%

257	Alpha Natural Resources Inc., (2)	8,561

131	Cimarex Energy Company	4,687

56	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

93	Comstock Resources Inc., (2)	$3,581

143	Continental Resources Inc., (2)	4,838

53	Hess Corporation	2,926

86	James River Coal Company, (2)	1,597

166	McMoran Exploration Corporation, (2)	1,056

99	Murphy Oil Corporation	5,762

137	Petrohawk Energy Corporation, (2)	3,326

409	Rosetta Resources, Inc., (2)	4,241

249	SandRidge Energy Inc., (2)	2,328

172	Tesoro Corporation	2,251

39	Whiting Petroleum Corporation, (2)	1,792
	Total Oil, Gas & Consumable Fuels	46,946
	Paper & Forest Products – 0.2%

198	Buckeye Technologies Inc., (2)	1,257
	Pharmaceuticals – 0.6%

173	Perrigo Company	4,695
	Professional Services – 0.5%

49	Dun and Bradstreet Inc.	3,528
	Residential REIT – 1.0%

178	Equity Lifestyles Properties Inc.	7,417
	Retail REIT – 1.4%

281	Tanger Factory Outlet Centers	9,987
	Road & Rail – 1.0%

204	Kansas City Southern Industries, (2)	4,143

98	Landstar System	3,595
	Total Road & Rail	7,738
	Semiconductors & Equipment – 3.6%

178	Broadcom Corporation, Class A, (2)	5,025

322	Marvell Technology Group Ltd., (2)	4,295

276	Monolithic Power Systems, Inc., (2)	6,124

510	ON Semiconductor Corporation, (2)	3,723

172	Sigma Designs, Inc., (2)	2,781

197	Xilinx, Inc.	4,273
	Total Semiconductors & Equipment	26,221
	Software – 2.6%

77	Advent Software Inc., (2)	2,807

104	Ansys Inc., (2)	3,251

126	BMC Software, Inc., (2)	4,288

166	JDA Software Group, (2)	3,421

121	Salesforce.com, Inc., (2)	5,244
	Total Software	19,011
	Specialized REIT – 1.7%

141	Health Care Property Investors Inc.	3,632

53	Public Storage, Inc.	3,846

133	Rayonier Inc.	5,186
	Total Specialized REIT	12,664

Nuveen Investments	57

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Specialty Retail – 3.7%

77	Aeropostale, Inc., (2)	$2,803

247	Asbury Automotive Group, Inc., (2)	3,456

360	Guess Inc.	10,465

94	Gymboree Corporation, (2)	3,739

394	Hot Topic, Inc., (2)	3,046

179	PetSmart Inc.	4,004
	Total Specialty Retail	27,513
	Textiles, Apparel & Luxury Goods – 1.3%

256	True Religion Apparel, Inc., (2)	5,724

55	VF Corporation	3,558
	Total Textiles, Apparel & Luxury Goods	9,282
	Thrifts & Mortgage Finance – 0.7%

369	Hudson City Bancorp, Inc.	5,188
	Tobacco – 0.7%

73	Lorillard Inc.	5,381
	Total Investments (cost $727,580) – 96.0%	707,402
	Other Assets Less Liabilities – 4.0%	29,629
	Net Assets – 100%	$737,031

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments

Nuveen Symphony International Equity Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 97.6%

	Aerospace & Defense – 1.5%

585	BAE Systems PLC, (3)	$11,928
	Automobiles – 5.4%

751	Honda Motor Company Limited	24,130

222	Toyota Motor Corporation	18,688
	Total Automobiles	42,818
	Beverages – 3.2%

344	Fomento Economico Mexicano S.A	13,278

2,657	Foster’s Group Limited, (3)	11,850
	Total Beverages	25,128
	Capital Markets – 5.9%

526	Credit Suisse Group	24,917

341	Deutsche Bank AG	22,131
	Total Capital Markets	47,048
	Chemicals – 1.2%

74	Potash Corporation of Saskatchewan	6,883

55	Syngenta AG	2,526
	Total Chemicals	9,409
	Commercial Banks – 13.7%

546	Banco Bradesco SA, ADR	8,610

955	Banco Itau Holdings Financeira, S.A	17,085

907	Banco Santander Central S.A	13,115

352	Bank of Nova Scotia	15,034

117	HDFC Bank Ltd	11,439

409	ICICI Bank Limited, ADR	12,822

1,597	Mitsubishi UFJ Financial Group, Inc.	9,901

163	National Australia Bank Limited, Sponsored ADR, (2), (3)	3,366

275	Royal Bank of Canada	13,054

327	Societe Generale, (3)	4,208
	Total Commercial Banks	108,634
	Communications Equipment – 0.8%

628	LM Ericsson Telefonaktiebolget	6,104
	Diversified Telecommunication Services – 3.3%

490	France Telecom SA	12,461

517	Nippon Telegraph and Telephone Corporation, ADR	10,676

301	Telecom Italia S.p.A., Sponsored ADR	3,383
	Total Diversified Telecommunication Services	26,520
	Electric Utilities – 3.6%

404	Centrais Electricas Brasileiras S.A., ADR, (2)	6,177

585	E.ON A.G., Sponsored ADR, (3)	22,095
	Total Electric Utilities	28,272
	Electrical Equipment – 2.9%

1,255	ABB Limited	22,941
	Electronic Equipment & Instruments – 1.9%

841	Nidec Corporation	15,096

Nuveen Investments	59

Portfolio of Investments

Nuveen Symphony International Equity Fund (continued)

July 31, 2009

Shares	Description (1)	Value
	Energy Equipment & Services – 0.6%

447	ACERGY S.A., ADR	$4,778
	Food & Staples Retailing – 1.8%

1,272	Koninklijke Ahold NV, (3)	14,463
	Food Products – 1.9%

262	Nestle SA, (3)	10,763

163	Unilever PLC	4,295
	Total Food Products	15,058
	Health Care Providers & Services – 1.5%

256	Fresenius SE	11,748
	Hotels, Restaurants & Leisure – 0.9%

258	Carnival Corporation	7,430
	Household Durables – 0.5%

155	Sony Corporation	4,334
	Insurance – 6.7%

1,541	Allinaz S.E	15,271

1,059	AXA-UAP	22,387

28	Fairfax Financial Holdings Limited	8,551

257	Mitsui Sumitomo Insurance Company Limited, (3)	3,280

1,582	SCOR SE, (3)	3,702
	Total Insurance	53,191
	IT Services – 1.5%

1,186	CGI Group Inc., (2)	12,085
	Media – 1.9%

683	Net Servios de Comunicao, (2)	6,939

112	Shaw Communication Inc.	1,963

172	WPP Group PLC	6,625
	Total Media	15,527
	Metals & Mining – 3.1%

398	BHP Billiton PLC, ADR	21,054

404	Silver Wheaton Corporation, (2)	3,709
	Total Metals & Mining	24,763
	Multi-Utilities – 3.4%

77	RWE AG, (3)	6,479

605	Veolia Environment S.A	20,818
	Total Multi-Utilities	27,297
	Office Electronics – 2.9%

620	Canon Inc.	22,952
	Oil, Gas & Consumable Fuels – 12.3%

133	BG PLC, (3)	11,161

215	BP PLC, Sponsored ADR	10,759

163	China Petroleum and Chemical Corporation	14,566

327	Nexen Inc.	6,805

550	Repsol YPF S.A	12,832

999	StatoilHydro ASA, Sponsored ADR	21,429

358	Total SA, Sponsored ADR	19,923
	Total Oil, Gas & Consumable Fuels	97,475

60	Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals – 9.2%

481	AstraZeneca PLC, Sponsored ADR	$22,338

241	Bayer AG, (3)	14,761

86	GlaxoSmithKline PLC, Sponsored ADR	3,293

181	Novartis AG	8,257

86	Roche Holdings AG, (3)	3,383

443	Sanofi-Aventis, Sponsored ADR	14,460

129	Teva Pharmaceutical Industries Limited, Sponsored ADR	6,881
	Total Pharmaceuticals	73,373
	Road & Rail – 0.2%

40	Canadian National Railways Company	1,951
	Software – 0.9%

215	Nintendo Co., LTD., ADR, (3)	7,121
	Wireless Telecommunication Services – 4.9%

352	Millicom International Cellular SA	26,103

430	NTT DoCoMo Inc.	6,209

327	Vodafone Group PLC, Sponsored ADR	6,730
	Total Wireless Telecommunication Services	39,042
	Total Investments (cost $639,472) – 97.6%	776,486
	Other Assets Less Liabilities – 2.4%	18,701
	Net Assets – 100%	$795,187

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For SFAS No. 157 disclosure purposes, investment categorized as Level 2. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	61

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund

July 31, 2009

Shares	Description (1)	Value
	COMMON STOCKS – 96.9%

	Aerospace & Defense – 0.7%

377	Raytheon Company	$17,700
	Beverages – 1.5%

778	Coca-Cola Company	38,776
	Biotechnology – 6.3%

441	Biogen Idec Inc., (2)	20,970

269	Celgene Corporation, (2)	15,322

1,111	Genzyme Corporation, (2)	57,650

1,474	Gilead Sciences, Inc., (2)	72,123
	Total Biotechnology	166,065
	Capital Markets – 1.8%

286	Goldman Sachs Group, Inc.	46,704
	Chemicals – 2.9%

1,484	Mosaic Company	77,391
	Commercial Banks – 0.9%

684	Commerce Bancshares Inc.	25,075
	Commercial Services & Supplies – 1.3%

404	Stericycle Inc., (2)	20,685

437	Waste Management, Inc.	12,284
	Total Commercial Services & Supplies	32,969
	Communications Equipment – 1.6%

942	QUALCOMM, Inc.	43,530
	Computers & Peripherals – 8.4%

662	Apple, Inc., (2)	108,164

740	International Business Machines Corporation (IBM)	87,268

852	Western Digital Corporation, (2)	25,773
	Total Computers & Peripherals	221,205
	Construction & Engineering – 0.7%

337	Fluor Corporation	17,794
	Consumer Finance – 1.4%

1,310	American Express Company	37,112
	Diversified Financial Services – 2.9%

1,952	JPMorgan Chase & Co.	75,445
	Diversified Telecommunication Services – 0.5%

404	Verizon Communications Inc.	12,956
	Electric Utilities – 4.6%

673	Edison International	21,751

337	FPL Group, Inc.	19,098

1,313	Progress Energy, Inc.	51,785

875	Southern Company	27,475
	Total Electric Utilities	120,109
	Electronic Equipment & Instruments – 2.0%

3,175	Corning Incorporated	53,975
	Energy Equipment & Services – 0.9%

1,128	Halliburton Company	24,918
	Food & Staples Retailing – 0.6%

337	Wal-Mart Stores, Inc.	16,810

62	Nuveen Investments

Shares	Description (1)	Value
	Food Products – 5.8%

1,236	Campbell Soup Company	$38,353

673	General Mills, Inc.	39,646

707	H.J. Heinz Company	27,191

986	Kellogg Company	46,835
	Total Food Products	152,025
	Health Care Equipment & Supplies – 5.4%

949	Baxter International, Inc.	53,495

522	Becton, Dickinson and Company	34,008

370	Covidien PLC	13,990

606	Edwards Lifesciences Corporation, (2)	39,638
	Total Health Care Equipment & Supplies	141,131
	Health Care Providers & Services – 6.0%

1,434	AmerisourceBergen Corporation	28,278

404	Express Scripts, Inc., (2)	28,296

821	Medco Health Solutions, Inc., (2)	43,398

508	Quest Diagnostics Incorporated	27,747

572	Universal Health Services, Inc., Class B	31,809
	Total Health Care Providers & Services	159,528
	Hotels, Restaurants & Leisure – 0.6%

303	McDonald’s Corporation	16,683
	Household Products – 5.0%

404	Church & Dwight Company Inc.	23,828

919	Colgate-Palmolive Company	66,572

693	Kimberly-Clark Corporation	40,506
	Total Household Products	130,906
	Insurance – 0.9%

205	Arch Capital Group Limited, (2)	12,749

283	Travelers Companies, Inc.	12,189
	Total Insurance	24,938
	Internet & Catalog Retail – 1.2%

360	Amazon.com, Inc., (2)	30,874
	Internet Software & Services – 1.6%

94	Google Inc., Class A, (2)	41,647
	IT Services – 1.9%

131	MasterCard, Inc.	25,418

382	Visa Inc.	25,006
	Total IT Services	50,424
	Leisure Equipment & Products – 0.9%

936	Hasbro, Inc.	24,804
	Media – 1.3%

1,279	DIRECTV Group, Inc., (2)	33,126
	Metals & Mining – 5.6%

471	Cliffs Natural Resources Inc.	12,901

718	Freeport-McMoRan Copper & Gold, Inc.	43,295

1,360	United States Steel Corporation	54,060

Nuveen Investments	63

Portfolio of Investments

Nuveen Symphony Optimized Alpha Fund (continued)

July 31, 2009

Shares	Description (1)			Value
	Metals & Mining (continued)

737	Walter Industries Inc.			$36,378
	Total Metals & Mining			146,634
	Oil, Gas & Consumable Fuels – 6.9%

791	Cimarex Energy Company			28,302

831	Continental Resources Inc., (2)			28,113

451	Hess Corporation			24,895

540	Occidental Petroleum Corporation			38,524

740	Petrohawk Energy Corporation, (2)			17,967

1,087	Southwestern Energy Company, (2)			45,034
	Total Oil, Gas & Consumable Fuels			182,835
	Pharmaceuticals – 4.2%

1,074	Eli Lilly and Company			37,472

545	Johnson & Johnson			33,185

1,125	Watson Pharmaceuticals Inc., (2)			39,071
	Total Pharmaceuticals			109,728
	Real Estate Investment Trust – 0.2%

468	Walter Investment Management Corporation , (2)			6,295
	Road & Rail – 2.6%

635	CSX Corporation			25,476

748	Union Pacific Corporation			43,025
	Total Road & Rail			68,501
	Specialty Retail – 2.5%

730	Bed Bath and Beyond Inc., (2)			25,367

784	Home Depot, Inc.			20,337

484	Ross Stores, Inc.			21,340
	Total Specialty Retail			67,044
	Thrifts & Mortgage Finance – 0.5%

750	People’s United Financial, Inc.			12,187
	Tobacco – 4.8%

707	Altria Group, Inc.			12,394

572	Lorillard Inc.			42,168

1,549	Philip Morris International			72,183
	Total Tobacco			126,745
	Total Common Stocks (cost $2,440,031)			2,554,589

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.9%

$103	Repurchase Agreement with State Street Bank, dated 7/31/09, repurchase price $102,938, collateralized by $105,000 U.S Treasury Notes, 3.125%, due 9/30/13, value $109,715	0.050%	8/03/09	$102,938
	Total Short-Term Investments (cost $102,938)			102,938
	Total Investments (cost $2,542,969) – 100.8%			2,657,527
	Other Assets Less Liabilities – (0.8)%			(21,448)
	Net Assets – 100%			$2,636,079

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2009

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $732,485, $6,200,554, $854,552, $682,635, $727,580, $639,472 and $2,542,969 respectively)	$732,518	$6,665,450	$917,272	$778,729	$707,402	$776,486	$2,657,527
Cash	12,217	—	16,853	16,628	27,685	19,710	—
Receivables:
Dividends	439	1,837	695	661	415	1,108	2,591
From Adviser	29,262	—	36,655	27,464	26,926	26,978	29,782
Investments sold	18,212	182,449	24,065	15,207	7,933	36,905	74,180
Reclaims	—	—	—	—	—	640	—
Total assets	792,648	6,849,736	995,540	838,689	770,361	861,827	2,764,080
Liabilities
Payable for investments purchased	19,145	285,048	11,714	15,803	13,459	35,587	79,017
Accrued expenses:
Management fees	—	1,069	—	—	—	—	—
12b-1 distribution and service fees	258	304	356	269	252	158	291
Other	21,039	18,689	32,154	19,799	19,619	30,895	48,693
Total liabilities	40,442	305,110	44,224	35,871	33,330	66,640	128,001
Net assets	$752,206	$6,544,626	$951,316	$802,818	$737,031	$795,187	$2,636,079
Class A Shares
Net assets	$189,424	$214,645	$242,105	$213,708	$204,273	$160,183	$277,335
Shares outstanding	12,500	13,063	15,911	13,468	14,243	12,500	18,977
Net asset value per share	$15.15	$16.43	$15.22	$15.87	$14.34	$12.81	$14.61
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$16.08	$17.43	$16.14	$16.84	$15.22	$13.59	$15.50
Class C Shares
Net assets	$184,970	$620,864	$294,567	$193,591	$175,109	$159,110	$282,162
Shares outstanding	12,500	38,528	19,512	12,500	12,500	12,500	19,523
Net asset value and offering price per share	$14.80	$16.11	$15.10	$15.49	$14.01	$12.73	$14.45
Class R3 Shares
Net assets	$162,784	N/A	$161,980	$162,465	$159,992	N/A	N/A
Shares outstanding	10,684	N/A	10,646	10,183	11,095	N/A	N/A
Net asset value and offering price per share	$15.24	N/A	$15.22	$15.95	$14.42	N/A	N/A
Class I Shares
Net assets	$215,028	$5,709,117	$252,664	$233,054	$197,657	$475,894	$2,076,582
Shares outstanding	14,094	345,341	16,593	14,588	13,687	37,143	141,954
Net asset value and offering price per share	$15.26	$16.53	$15.23	$15.98	$14.44	$12.81	$14.63
Net Assets Consist of:
Capital paid-in	$993,152	$7,816,164	$1,205,359	$1,003,874	$1,006,975	$1,160,001	$3,148,244
Undistributed net investment income (loss)	2,491	12,656	6,347	755	—	17,702	6,641
Accumulated net realized gain (loss) from investments and foreign currency	(243,470)	(1,749,090)	(323,110)	(297,905)	(249,766)	(519,531)	(633,364)
Net unrealized appreciation (depreciation) of investments	33	464,896	62,720	96,094	(20,178)	137,015	114,558
Net assets	$752,206	$6,544,626	$951,316	$802,818	$737,031	$795,187	$2,636,079
N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Operations

Year Ended July 31, 2009

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividend and Interest Income (net of foreign tax withheld of $0, $0, $0, $0, $0, $4,558 and $0, respectively)	$12,666	$68,254	$23,480	$10,945	$7,869	$33,073	$35,267
Expenses
Management fees	6,367	41,176	7,119	6,594	6,788	8,268	16,246
12b-1 service fees – Class A	447	472	601	472	441	1,041	602
12b-1 distribution and service fees – Class C	1,753	1,940	2,631	1,803	1,665	1,480	2,322
12b-1 distribution and service fees – Class R3	182	N/A	182	181	179	N/A	N/A
Shareholders’ servicing agent fees and expenses	150	257	779	166	160	372	974
Custodian’s fees and expenses	20,176	10,640	16,073	8,063	12,968	10,482	12,289
Trustees’ fees and expenses	13	121	17	14	13	25	31
Professional fees	20,732	7,466	10,126	20,731	19,982	41,705	11,027
Shareholders’ reports – printing and mailing expenses	8,837	14,307	22,275	9,055	8,816	9,512	28,093
Federal and state registration fees	18,197	6,408	49,234	18,198	18,199	31,956	52,606
Other expenses	1,887	1,505	1,667	1,875	1,848	1,381	1,438
Total expenses before custodian fee credit and expense reimbursement	78,741	84,292	110,704	67,152	71,059	106,222	125,628
Custodian fee credit	(203)	(117)	(181)	(205)	(244)	(269)	(244)
Expense reimbursement	(68,214)	(28,516)	(97,937)	(56,258)	(60,279)	(93,082)	(102,157)
Net expenses	10,324	55,659	12,586	10,689	10,536	12,871	23,227
Net investment income (loss)	2,342	12,595	10,894	256	(2,667)	20,202	12,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(215,175)	(1,701,449)	(301,619)	(285,962)	(188,121)	(507,539)	(496,756)
Change in net unrealized appreciation (depreciation) of investments	(34,494)	359,188	13,353	40,790	(71,042)	249,048	122,860
Net realized and unrealized gain (loss)	(249,669)	(1,342,261)	(288,266)	(245,172)	(259,163)	(258,491)	(373,896)
Net increase (decrease) in net assets from operations	$(247,327)	$(1,329,666)	$(277,372)	$(244,916)	$(261,830)	$(238,289)	$(361,856)

N/A – Fund is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Changes in Net Assets

	Symphony All-Cap Core		Symphony Large-Cap Growth		Symphony Large-Cap Value
	Year Ended 7/31/2009	Year Ended 7/31/2008	Year Ended 7/31/2009	Year Ended 7/31/2008	Year Ended 7/31/2009	Year Ended 7/31/2008
Operations
Net investment income (loss)	$2,342	$(5,733)	$12,595	$(6,970)	$10,894	$4,155
Net realized gain (loss) from investments and foreign currency	(215,175)	(20,632)	(1,701,449)	(32,039)	(301,619)	(19,192)
Change in net unrealized appreciation (depreciation) of investments	(34,494)	9,013	359,188	57,635	13,353	12,815
Net increase (decrease) in net assets from operations	(247,327)	(17,352)	(1,329,666)	18,626	(277,372)	(2,222)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	(3,463)	(845)
Class C	—	—	—	—	—	—
Class R3	—	N/A	N/A	N/A	—	N/A
Class I (1)	—	—	—	(209)	(4,859)	(1,574)
From accumulated net realized gains:
Class A	—	(20,566)	—	(570)	(379)	(22,559)
Class C	—	(20,566)	—	(570)	(349)	(22,559)
Class R3	—	N/A	N/A	N/A	—	N/A
Class I (1)	—	(41,133)	—	(1,140)	(458)	(45,118)
Tax return of capital:
Class A	—	—	—	(680)	—	—
Class C	—	—	—	(680)	—	—
Class R3	—	N/A	N/A	N/A	—	N/A
Class I (1)	—	—	—	(1,360)	—	—
Decrease in net assets from distributions to shareholders	—	(82,265)	—	(5,209)	(9,508)	(92,655)
Fund Share Transactions
Proceeds from sale of shares	150,000	255,750	5,281,919	2,737,953	527,857	278,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	1,004	—
	150,000	255,750	5,281,919	2,737,953	528,861	278,000
Cost of shares redeemed	(150,000)	(255,750)	(930,000)	(265,845)	(322,438)	(278,000)
Net increase (decrease) in net assets from Fund share transactions	—	—	4,351,919	2,472,108	206,423	—
Net increase (decrease) in net assets	(247,327)	(99,617)	3,022,253	2,485,525	(80,457)	(94,877)
Net assets at the beginning of period	999,533	1,099,150	3,522,373	1,036,848	1,031,773	1,126,650
Net assets at the end of period	$752,206	$999,533	$6,544,626	$3,522,373	$951,316	$1,031,773
Undistributed net investment income (loss) at the end of period	$2,491	$—	$12,656	$—	$6,347	$3,786

   (1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A Symphony All-Cap Core and Symphony Large-Cap Value did not offer Class R3 Shares prior to May 5, 2009. Symphony Large-Cap Growth is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (continued)

	Symphony Mid-Cap Core		Symphony Small-Mid Cap Core		Symphony International Equity
	Year Ended 7/31/2009	Year Ended 7/31/2008	Year Ended 7/31/2009	Year Ended 7/31/2008	Year Ended 7/31/2009	For the Period 5/30/2008 (commencement of operations) through 7/31/08
Operations
Net investment income (loss)	$256	$(6,629)	$(2,667)	$(9,765)	$20,202	$(216)
Net realized gain (loss) from investments and foreign currency	(285,962)	(12,048)	(188,121)	(42,060)	(507,539)	(12,008)
Change in net unrealized appreciation (depreciation) of investments	40,790	6,752	(71,042)	1,229	249,048	(112,033)
Net increase (decrease) in net assets from operations	(244,916)	(11,925)	(261,830)	(50,596)	(238,289)	(124,257)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	(1,298)	—
Class C	—	—	—	—	—	—
Class R3	—	N/A	—	N/A	N/A	N/A
Class I (1)	—	—	—	—	(1,503)	—
From accumulated net realized gains:
Class A	—	(17,594)	(1,150)	(15,250)	—	—
Class C	—	(17,594)	(1,150)	(15,250)	—	—
Class R3	—	N/A	—	N/A	N/A	N/A
Class I (1)	—	(35,187)	(2,280)	(30,500)	—	—
Tax return of capital:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	N/A	—	N/A	N/A	N/A
Class I (1)	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(70,375)	(4,580)	(61,000)	(2,801)	—
Fund Share Transactions
Proceeds from sale of shares	162,747	261,875	171,442	246,000	793,518	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	835	—
	162,747	261,875	171,442	246,000	794,353	1,000,000
Cost of shares redeemed	(150,256)	(261,875)	(150,096)	(246,000)	(633,819)	—
Net increase (decrease) in net assets from Fund share transactions	12,491	—	21,346	—	160,534	1,000,000
Net increase (decrease) in net assets	(232,425)	(82,300)	(245,064)	(111,596)	(80,556)	875,743
Net assets at the beginning of period	1,035,243	1,117,543	982,095	1,093,691	875,743	—
Net assets at the end of period	$802,818	$1,035,243	$737,031	$982,095	$795,187	$875,743
Undistributed net investment income (loss) at the end of period	$755	$—	$—	$—	$17,702	$269

68	Nuveen Investments

	Symphony Optimized Alpha
	Year Ended 7/31/2009	For the Period 9/28/2007 (commencement of operations) through 7/31/08
Operations
Net investment income (loss)	$12,040	$214
Net realized gain (loss) from investments and foreign currency	(496,756)	(135,106)
Change in net unrealized appreciation (depreciation) of Investments	122,860	(8,302)
Net increase (decrease) in net assets from operations	(361,856)	(143,194)
Distributions to Shareholders
From net investment income:
Class A	(570)	—
Class C	—	—
Class R3	N/A	N/A
Class I (1)	(6,423)	—
From accumulated net realized gains:
Class A	(210)	—
Class C	(250)	—
Class R3	N/A	N/A
Class I (1)	(1,063)	—
Tax return of capital:
Class A	—	—
Class C	—	—
Class R3	N/A	N/A
Class I (1)	—	—
Decrease in net assets from distributions to shareholders	(8,516)	—
Fund Share Transactions
Proceeds from sale of shares	1,347,556	2,658,168
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,200	—
	1,352,756	2,658,168
Cost of shares redeemed	(613,556)	(247,723)
Net increase (decrease) in net assets from Fund share transactions	739,200	2,410,445
Net increase (decrease) in net assets	368,828	2,267,251
Net assets at the beginning of period	2,267,251	—
Net assets at the end of period	$2,636,079	$2,267,251
Undistributed net investment income (loss) at the end of period	$6,641	$1,589

   (1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A Symphony Mid-Cap Core and Symphony Small-Mid Cap Core did not offer Class R3 Shares prior to May 5, 2009. Symphony International Equity and Symphony Optimized Alpha are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony All-Cap Core Fund (“Symphony All-Cap Core”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”), and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Symphony All-Cap Core’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 3000 Index.

Symphony Large-Cap Growth’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Growth Index.

Symphony Large-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Value Index.

Symphony Mid-Cap Core’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap Index.

Symphony Small-Mid Cap Core’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index.

Symphony International Equity’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging markets.

Symphony Optimized Alpha’s primary investment objective is to provide long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

Effective May 5, 2009, Symphony All-Cap Core, Symphony Large-Cap Value, Symphony Mid-Cap Core and Symphony Small-Mid Cap Core began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

70	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations.

Derivative Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap transactions. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Nuveen Investments	71

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2009:

Symphony All-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$732,518	$—	$—	$732,518

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$6,362,915	$—	$—	$6,362,915
Short-Term Investments	302,535	—	—	302,535
Total	$6,665,450	$—	$—	$6,665,450

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$917,272	$—	$—	$917,272

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$778,729	$—	$—	$778,729

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$707,402	$—	$—	$707,402

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$647,924	$128,562	$—	$776,486

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,554,589	$—	$—	$2,554,589
Short-Term Investments	102,938	—	—	102,938
Total	$2,657,527	$—	$—	$2,657,527
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

72	Nuveen Investments

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2009.

4. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony All-Cap Core
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3	10,684	150,000	N/A	N/A
Class I	—	—	12,278	255,750
	10,684	150,000	12,278	255,750
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(255,750)
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	(10,684)	(150,000)	—	—
	(10,684)	(150,000)	(12,500)	(255,750)
Net increase (decrease)	—	$—	(222)	$—

	Symphony Large-Cap Growth
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	563	$8,678	—	$—
Class B	N/A	N/A	—	—
Class C	26,028	419,572	—	—
Class I	264,463	4,853,669	133,590	2,737,953
	291,054	$5,281,919	133,590	2,737,953
Shares redeemed:
Class A	—	—	—	—
Class B	N/A	N/A	(12,500)	(263,000)
Class C	—	—	—	—
Class I	(65,072)	(930,000)	(140)	(2,845)
	(65,072)	(930,000)	(12,640)	(265,845)
Net increase (decrease)	225,982	$4,351,919	120,950	$2,472,108

N/A – Symphony All-Cap Core did not issue Class R3 Shares prior to May 5, 2009. Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

Nuveen Investments	73

Notes to Financial Statements (continued)

	Symphony Large-Cap Value
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,766	$196,116	—	$—
Class B	N/A	N/A	—	—
Class C	9,164	141,178	—	—
Class R3	10,646	150,000	N/A	N/A
Class I	2,871	40,563	12,389	278,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	47	680	—	—
Class B	N/A	N/A	—	—
Class C	2	26	—	—
Class R3	—	—	N/A	N/A
Class I	21	298	—	—
	36,517	528,861	12,389	278,000
Shares redeemed:
Class A	(10,402)	(137,810)	—	—
Class B	N/A	N/A	(12,500)	(278,000)
Class C	(2,154)	(27,719)	—	—
Class R3	—	—	N/A	N/A
Class I	(11,188)	(156,909)	—	—
	(23,744)	(322,438)	(12,500)	(278,000)
Net increase (decrease)	12,773	$206,423	(111)	$—

	Symphony Mid-Cap Core
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	987	$12,747	—	$—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3	10,183	150,000	N/A	N/A
Class I	—	—	12,272	261,875
	11,170	162,747	12,272	261,875
Shares redeemed:
Class A	(19)	(256)	—	—
Class B	N/A	N/A	(12,500)	(261,875)
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	(10,184)	(150,000)	—	—
	(10,203)	(150,256)	(12,500)	(261,875)
Net increase (decrease)	967	$12,491	(228)	$—

	Symphony Small-Mid Cap Core
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,751	$21,442	—	$—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3	11,095	150,000	N/A	N/A
Class I	—	—	12,282	246,000
	12,846	171,442	12,282	246,000
Shares redeemed:
Class A	(8)	(96)	—	—
Class B	N/A	N/A	(12,500)	(246,000)
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	(11,095)	(150,000)	—	—
	(11,103)	(150,096)	(12,500)	(246,000)
Net increase (decrease)	1,743	$21,346	(218)	$—

N/A – The Funds did not issue Class R3 Shares prior to May 5, 2009. Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

74	Nuveen Investments

	Symphony International Equity
	Year Ended 7/31/09		For the Period 5/30/08 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	53,769	$621,092	12,500	$250,000
Class C	—	—	12,500	250,000
Class I	14,214	172,426	25,000	500,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	66	753	—	—
Class C	—	—	—	—
Class I	7	82	—	—
	68,056	794,353	50,000	1,000,000
Shares redeemed:
Class A	(53,835)	(614,324)	—	—
Class C	—	—	—	—
Class I	(2,078)	(19,495)	—	—
	(55,913)	(633,819)	—	—
Net increase (decrease)	12,143	$160,534	50,000	$1,000,000

	Symphony Optimized Alpha
	Year Ended 7/31/09		For the Period 9/28/07 (commencement of operations) through 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,030	$51,247	15,201	$302,527
Class B	N/A	N/A	12,500	250,000
Class C	7,023	86,538	12,500	250,000
Class I	88,913	1,209,771	96,766	1,855,641
Shares issued to shareholders due to reinvestment of distributions:
Class A	1	10	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class I	400	5,190	—	—
	100,367	1,352,756	136,967	2,658,168
Shares redeemed:
Class A	(255)	(3,612)	—	—
Class B	N/A	N/A	(12,500)	(239,000)
Class C	—	—	—	—
Class I	(43,661)	(609,944)	(464)	(8,723)
	(43,916)	(613,556)	(12,964)	(247,723)
Net increase (decrease)	56,451	$739,200	124,003	$2,410,445

N/A – Effective March 31, 2008, Class B Shares were no longer available to the Symphony Optimized Alpha and transferred to Class I Shares on May 2, 2008.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2009, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$674,478	$9,473,461	$1,348,833	$892,610	$589,408	$1,245,508	$2,219,732
Sales	665,736	5,219,452	1,137,855	877,001	574,770	1,036,522	1,537,140

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the

Nuveen Investments	75

Notes to Financial Statements (continued)

extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$738,328	$6,337,807	$877,781	$690,438	$727,783	$658,639	$2,621,070

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Gross unrealized:
Appreciation	$61,938	$586,350	$83,903	$130,809	$69,414	$141,370	$189,172
Depreciation	(67,748)	(258,707)	(44,412)	(42,518)	(89,795)	(23,523)	(152,715)
Net unrealized appreciation (depreciation) of investments	$(5,810)	$327,643	$39,491	$88,291	$(20,381)	$117,847	$36,457

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ tax year end, were as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$2,491	$12,656	$6,347	$755	$—	$17,702	$6,641
Undistributed net long-term capital gains	—	—	—	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from ordinary income*	$—	$—	$8,332	$—	$—	$2,801	$8,516
Distributions from net long-term capital gains**	—	—	1,176	—	4,580	—	—
Tax return of capital	—	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2009.

2008	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity**	Symphony Optimized Alpha***
Distributions from net ordinary income*	$44,165	$2,489	$85,285	$57,940	$—	$—	$—
Distributions from net long-term capital gains	38,100	—	7,370	12,435	61,000	—	—
Tax return of capital	—	2,720	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
***	For the period September 28, 2007 (commencement of operations) through July 31, 2008.

At July 31, 2009, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
July 31, 2016	$—	$—	$—	$3,222	$—	$—	$—
July 31, 2017	65,968	327,202	93,980	84,926	86,929	25,159	238,308
Total	$65,968	$327,202	$93,980	$88,148	$86,929	$25,159	$238,308

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Post-October capital losses	$171,659	$1,284,635	$205,901	$201,953	$162,634	$475,205	$316,953

76	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Symphony All-Cap Core Fund-Level Fee Rate	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.7000%	.6500%	.6000%	.7000%	.8000%	.6800%	.7500%
For the next $125 million	.6875	.6375	.5875	.6875	.7875	.6625	.7375
For the next $250 million	.6750	.6250	.5750	.6750	.7750	.6550	.7250
For the next $500 million	.6625	.6125	.5625	.6625	.7625	.6425	.7125
For the next $1 billion	.6500	.6000	.5500	.6500	.7500	.6300	.7000
For net assets over $2 billion	.6250	.5750	.5250	.6250	.7250	.6150	.6750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Symphony All-Cap Core	1.15%	July 31, 2010	1.40%
Symphony Large-Cap Growth	1.10	November 30, 2010	1.35
Symphony Large-Cap Value	1.05	July 31, 2010	1.30
Symphony Mid-Cap Core	1.15	July 31, 2010	1.40
Symphony Small-Mid Cap Core	1.25	July 31, 2010	1.50
Symphony International Equity	1.13	November 30, 2011	1.38
Symphony Optimized Alpha	1.20	November 30, 2010	1.45

Nuveen Investments	77

Notes to Financial Statements (continued)

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discrection.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances (Unaudited)	$—	$4,196	$50	$—	$—	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained (Unaudited)	$1,752	$1,940	$1,878	$1,803	$1,665	$1,480	$2,120

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2009, as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained (Unaudited)	$—	$—	$—	$—	$—	$1,619	$—

At July 31, 2009, Nuveen owned shares of the Funds as follows:

	Symphony All-Cap Core	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Class C	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Class R3	10,684	N/A	10,646	10,183	11,095	N/A	N/A
Class I	14,094	24,842	14,243	14,588	13,687	25,000	24,929

N/A – Fund is not authorized to issue Class R3 Shares.

8. Subsequent Events

Change in Fiscal Year End

Effective August 1, 2009, the Funds’ fiscal year end changed from July 31 to September 30. The Funds’ next annual report to shareholders will be for the period August 1, 2009 through September 30, 2009.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

78	Nuveen Investments

Financial Highlights

Nuveen Investments	79

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY ALL-CAP CORE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
2009	$20.12	$.06	$(5.03)	$(4.97)	$—	$—	$—	$15.15	(24.65)%
2008	22.06	(.06)	(.23)	(.29)	—	(1.65)	(1.65)	20.12	(1.46)
2007	19.98	.04	2.06	2.10	(.02)	—	(.02)	22.06	10.51
2006(f)	20.00	.01	(.03)	(.02)	—	—	—	19.98	(.10)
Class C (5/06)
2009	19.79	(.05)	(4.94)	(4.99)	—	—	—	14.80	(25.25)
2008	21.89	(.22)	(.23)	(.45)	—	(1.65)	(1.65)	19.79	(2.19)
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67
2006(f)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)
Class R3 (5/09)
2009(e)	14.04	— **	1.20	1.20	—	—	—	15.24	8.55
Class I (5/06)(g)
2009	20.20	.10	(5.04)	(4.94)	—	—	—	15.26	(24.49)
2008	22.10	(.01)	(.24)	(.25)	—	(1.65)	(1.65)	20.20	(1.22)
2007	19.99	.10	2.06	2.16	(.05)	—	(.05)	22.10	10.81
2006(f)	20.00	.02	(.03)	(.01)	—	—	—	19.99	(.05)

80	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$189	11.00%		(9.22)%	1.40%		.39%	1.37%		.41%	92%
251	3.43		(2.42)	1.38		(.37)	1.31		(.30)	157
276	4.14		(2.67)	1.38		.09	1.29		.18	138
250	10.14	*	(8.60)*	1.39	*	.15 *	1.32	*	.22 *	17

185	11.73		(9.95)	2.15		(.36)	2.12		(.33)	92
247	4.18		(3.17)	2.14		(1.12)	2.06		(1.05)	157
274	4.89		(3.42)	2.14		(.66)	2.05		(.57)	138
249	10.88	*	(9.34)*	2.14	*	(.60 )*	2.07	*	(.53 )*	17

163	26.83	*	(25.32)*	1.65	*	(.14 )*	1.65	*	(.14 )*	92

215	8.98		(7.17)	1.15		.67	1.11		.70	92
501	3.18		(2.17)	1.14		(.12)	1.06		(.05)	157
276	3.89		(2.42)	1.13		.34	1.04		.43	138
250	9.88	*	(8.34)*	1.14	*	.40 *	1.07	*	.47 *	17

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
2009	$20.57	$.01	$(4.15)	$(4.14)	$—	$—	$—	$—	$16.43	(20.13)%
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(e)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(e)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class I (12/06)(f)
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(e)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

82	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$215	1.94%		(.52)%	1.35%		.06%	1.34%		.07%	109%
257	3.14		(2.16)	1.33		(.35)	1.29		.31	110
260	8.21	*	(7.39)*	1.34	*	(.51 )*	1.22	*	(.39 )*	72

621	2.84		(1.49)	2.10		(.75)	2.09		(.75)	109
254	3.89		(2.91)	2.09		(1.11)	2.05		(1.07)	110
258	8.97	*	(8.15)*	2.10	*	(1.27)*	1.98	*	(1.15)*	72

5,709	1.68		(.27)	1.10		.31	1.09		.31	109
3,011	2.40		(1.56)	1.09		(.25)	1.05		(.21)	110
260	7.95	*	(7.13)*	1.08	*	(.26 )*	.96	*	(.14 )*	72

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
2009	$20.71	$.20	$(5.53)	$(5.33)	$(.14)	$(.02)	$(.16)	$15.22	(25.76)%
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
2006(f)	20.00	.02	.78	.80	—	—	—	20.80	4.00
Class C (5/06)
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
2006(f)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90
Class R3 (5/09)
2009(e)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(g)
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26
2006(f)	20.00	.02	.79	.81	—	—	—	20.81	4.05

84	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$242	12.09%		(9.43)%	1.30%		1.36%		1.28%		1.39%		130%
259	3.33		1.49	1.28		.55		1.21		.62		98
282	5.11		(3.18)	1.28		.64		1.19		.74		133
260	9.89	*	(8.21)*	1.29	*	.39	*	1.22	*	.46	*	10

295	13.40		(10.78)	2.05		.57		2.03		.59		130
256	4.08		(2.24)	2.04		(.20)		1.96		(.13)		98
281	5.86		(3.93)	2.04		(.11)		1.94		(.01)		133
260	10.64	*	(8.96)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10

162	33.24	*	(31.09)*	1.55	*	.60	*	1.55	*	.60	*	130

253	9.70		(7.04)	1.05		1.61		1.02		1.64		130
516	3.08		1.24	1.04		.80		.96		.87		98
283	4.86		(2.93)	1.03		.89		.94		.99		133
260	9.63	*	(7.95)*	1.04	*	.64	*	.97	*	.71	*	10

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
2009	$20.84	$.02	$(4.99)	$(4.97)	$—	$—	$—	$15.87	(23.85)%
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
2006(f)	20.00	—	.09	.09	—	—	—	20.09	.45
Class C (5/06)
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
2006(f)	20.00	(.02)	.09	.07	—	—	—	20.07	.35
Class R3 (5/09)
2009(e)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(g)
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15
2006(f)	20.00	.01	.09	.10	—	—	—	20.10	.50

86	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest ment Income (Loss)	Portfolio Turnover Rate

$214	9.20%		(7.72)%	1.40%		.08%	1.37%		.11%	118%
261	3.08		(2.14)	1.38		(.44)	1.31		(.37)	99
280	4.06		(2.94)	1.38		(.27)	1.31		(.19)	139
251	10.07	*	(8.68)*	1.39	*	(.01 )*	1.32	*	.07 *	21

194	9.73		(8.24)	2.15		(.66)	2.12		(.63)	118
256	3.83		(2.89)	2.14		(1.20)	2.06		(1.12)	99
278	4.81		(3.69)	2.14		(1.02)	2.06		(.95)	139
251	10.81	*	(9.43)*	2.14	*	(.75 )*	2.07	*	(.68 )*	21

162	23.32	*	(22.36)*	1.65	*	(.69 )*	1.65	*	(.69 )*	118

233	7.20		(5.66)	1.15		.40	1.12		.43	118
518	2.83		(1.89)	1.14		(.19)	1.06		(.12)	99
281	3.80		(2.69)	1.13		(.02)	1.06		.06	139
251	9.81	*	(8.43)*	1.14	*	.25 *	1.06	*	.32 *	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/06)
2009	$19.76	$(.04)	$(5.29)	$(5.33)	$—	$(.09)	$(.09)	$14.34	(26.89)%
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
2006(f)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)
Class C (5/06)
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
2006(f)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)
Class R3 (5/09)
2009(e)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(g)
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70
2006(f)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)

88	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest ment Income (Loss)	Portfolio Turnover Rate

$204	10.65%		(9.49)%	1.50%		(.34)%	1.46%		(.31)%	83%
247	3.31		(2.67)	1.49		(.85)	1.35		(.71)	155
274	4.27		(3.09)	1.48		(.31)	1.37		(.19)	132
242	10.25	*	(8.50)*	1.49	*	.26 *	1.42	*	.33 *	13

175	10.97		(9.82)	2.25		(1.09)	2.21		(1.05)	83
243	4.06		(3.42)	2.24		(1.60)	2.10		(1.46)	155
272	5.03		(3.85)	2.24		(1.06)	2.12		(.95)	132
242	11.00	*	(9.25)*	2.24	*	(.49 )*	2.17	*	(.42 )*	13

160	25.49	*	(24.53)*	1.75	*	(.79 )*	1.75	*	(.79 )*	83

198	8.22		(7.04)	1.25		(.07)	1.21		(.03)	83
492	3.06		(2.42)	1.24		(.60)	1.10		(.46)	155
275	4.02		(2.84)	1.23		(.05)	1.12		.06	132
242	10.00	*	(8.25)*	1.24	*	.51 *	1.17	*	.58 *	13

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

SYMPHONY INTERNATIONAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/08)
2009	$17.52	$.24		$(4.93)	$(4.69)	$(.02)	$—	$(.02)	$12.81	(26.76)%
2008(e)	20.00	—	**	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
2009	17.49	.15		(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(e)	20.00	(.03)		(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class I (5/08)
2009	17.52	.28		(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(e)	20.00	.01		(2.49)	(2.48)	—	—	—	17.52	(12.40)

90	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$160	8.42%		(4.87)%		1.38%		2.17%		1.35%		2.20%		117%
219	11.09	*	(9.84	)*	1.37	*	(.11	)*	1.33	*	(.07	)*	6

159	13.74		(10.36)		2.13		1.25		2.09		1.28		117
219	11.84	*	(10.59	)*	2.13	*	(.87	)*	2.09	*	(.83	)*	6

476	13.45		(9.93)		1.13		2.39		1.10		2.42		117
438	10.84	*	(9.59	)*	1.11	*	.14	*	1.07	*	.18	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/07)
2009	$18.27	$.09	$(3.70)	$(3.61)	$(.04)	$(.01)	$(.05)	$14.61	(19.73)%
2008(e)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(e)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class I (9/07)(f)
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(e)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

92	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$277	7.32%		(5.22)%		1.45%		.65%		1.43%		.66%		89%
278	4.47	*	(3.02	)*	1.43	*	.02	*	1.37	*	.09	*	88

282	8.30		(6.19)		2.20		(.08)		2.18		(.07)		89
227	5.17	*	(3.72	)*	2.19	*	(.74	)*	2.12	*	(.67	)*	88

2,077	7.14		(5.10)		1.20		.84		1.18		.85		89
1,763	4.52	*	(3.03	)*	1.19	*	.30	*	1.12	*	.37	*	88

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	93

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

94	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	95

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

96	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	97

Notes

98	Nuveen Investments

Notes

Nuveen Investments	99

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

100	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	101

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

102	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	103

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

104	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Symphony Large-Cap Value, Symphony International Equity and Symphony Optimized Alpha hereby designate 100.00%, 0.00% and 100.00%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00% and 100.00%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	105

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SYMPH-0709D

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2009

Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds Global Resources Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

September 21, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Global Resources Fund feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc.

Alberto Jimenez Crespo and Peter Boardman assumed management of the International Value Fund in June 2009. Previously, the Fund had been managed by Paul Hechmer. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Global All-Cap Fund. Dave, Alberto and Gregory Padilla manage the Global Resources Fund. In the following discussion, the Funds’ portfolio managers offer their thoughts on the general market environment, their management strategies and the performance of the Funds during the twelve-month period ended July 31, 2009.

What were the general market conditions during the twelve-month reporting period?

This period was among the most volatile in the history of the capital markets. Equity markets across the globe fell sharply in the fall of 2008 as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. government engaged in one of the most dramatic market interventions in years and placed both the Federal National Mortgage Association (FannieMae) and the Federal Home Loan Mortgage Corporation (FreddieMac) into receivership. In September 2008, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the Independent broker/dealer model. The following months included major financial write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

As the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of July, the 2009 year-to-date returns of these two equity

2	Nuveen Investments

indices were a positive 10.97% and 18.3%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 51.3% in the first seven months of 2009.

In an effort to improve overall conditions, the Federal Reserve lowered the fed funds rate from 2.00% on July 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in U.S. agency mortgage-backed securities to bolster the housing market. Additionally, the U.S. government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

By the end of the second quarter of 2009, some positive economic signals were beginning to emerge. Many major banks appeared to have raised the necessary capital for them to survive in the current downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the S&P 500 Index, had rocketed up from the lows experienced in March. Ten-year bond yields had come off their multi-decade lows as well.

How did the Funds perform during the twelve-month period ended July 31, 2009?

The table on page nine provides performance information for the three Funds (Class A Shares at net asset value) for the one-year, five-year and since inception periods ended July 31, 2009. The table also compares each Fund’s performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds International Value Fund

Class A Shares at net asset value for the Nuveen Tradewinds International Value Fund outperformed both the Lipper and MSCI EAFE indices for the twelve-month period ended July 31, 2009.

Over this time, our strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. For the reporting period, the consumer staples sector was the best performing sector. Other sectors typically considered to be defensive in nature also performed relatively well, while sectors such as financials, information technology and materials lagged.

Despite the comparatively weak performance of the sectors as a whole, the Fund’s materials and information technology holdings were the largest contributors to its positive relative performance during the period, even though the returns were negative on an absolute basis. The Fund’s return was dampened by a relative overweight position in Japan and weak returns in the United Kingdom, but these were somewhat offset by the strengthening Japanese yen and comparative underexposure to the British pound.

Nuveen Investments	3

One position added during the reporting period that aided the Fund’s performance was Technip, a French engineering and construction company serving the energy industry. The company is a dominant player among its peers in the subsea oil and gas development market, and has an improving on-shore business. Similar to many oil service companies, Technip’s share price appreciated along with the spot price of oil during first half of 2009, and got a further boost with the company’s announcement of increasing margins in both its subsea and on-shore businesses. The firm beat the consensus earnings expectations for the first two quarters of 2009, has raised its 2009 revenue guidance, and recently won a contract with a Saudi Arabia refinery that increased Technip’s backlog 38%.

Despite volatility in the price of gold over the period, AngloGold Ashanti also contributed positively to relative performance and was one of the best performing stocks among the senior gold producers. Positive share performance for the company was driven by 1) a strong rebound in the spot price of gold back toward its recent historic highs, 2) weakness in the South African rand (the company sells gold in dollars but its costs are in the local currency), and 3) news that a highly regarded hedge fund manager purchased the entire 11% stake of the company owned by Anglo American, removing what had been a potential overhang on the stock. Additionally, AngloGold continues to post strong operational results and management maintains a positive outlook for 2009.

The Fund also benefited from adding a position in preferred securities issued by Alcatel-Lucent, a world leader in wireline and wireless infrastructure. These preferred shares rebounded sharply during the period as liquidity concerns at Alcatel-Lucent were dispelled and the company continued payment of the preferred’s dividend.

One holding that negatively impacted performance was OPTI Canada, whose principal activity is to upgrade and develop oil sands. The company came under pressure towards the end of 2008 when the credit markets seized up and they were unable to obtain financing to develop one of their marquee projects with their partner Nexen. In order to access cash, the company was forced to sell its interest in the project to Nexen at a deep discount. This position was eliminated from the Fund’s portfolio, since OPTI Canada’s value, in our view, was markedly different without the potential value of the project and the company still carried a significant debt burden.

Premiere, a long held German paid television provider, also was eliminated from the portfolio toward the end of 2008. This was the largest individual detractor in the portfolio for the period as the stock came under further pressure when the company issued a profit warning and revised down their number of subscribers.

In addition to Technip and the Lucent preferred shares, new holdings added to the Fund during the period included Impala Platinum Holdings, Kao Corp, Kinross Gold Corp., Nexen Inc., Nokia Oyj, Novartis, Siemens AG, United Utilities, and Walters Kluwer N.V. These companies displayed characteristics inline with our strategy—strong franchises trading at what we believed were significant discounts to their intrinsic value.

In addition to OPTI Canada and Premiere, the Fund sold Apex Silver, Ericsson, Kirin Holdings, KT Corp, Lihir Gold, Lonmin PLC, Nippon Oil Corp, Petro-Canada and Takefuji. These positions were eliminated as a result of price appreciation beyond the respective

4	Nuveen Investments

company’s value, deteriorated fundamentals and/or the appearance of a more compelling investment opportunity.

Nuveen Tradewinds Global All-Cap Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed the Lipper and MSCI indices for the twelve-month period ended July 31, 2009.

The Fund continued to pursue its investment strategy of providing long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. A significant portion of the Fund’s outperformance relative to the indices over this period was due to its holdings in the materials and energy sectors. The Fund’s return was impaired most on an absolute basis by positions in the information technology and consumer discretionary sectors.

Gold stocks were among the best performers in the top-contributing materials sector, led by Lihir Gold Limited. As of the end of the period, this sector remained relatively overweighted in the portfolio.

In the consumer staples sector, Marine Harvest ASA was the Fund’s largest contributor to performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25% global market share and operations in 20 countries. Strong share performance was due in part to tight salmon supply and robust demand, and these led to strong salmon prices in Europe.

In the energy sector, the Fund was modestly overweight versus the MSCI benchmark for the period, although we trimmed and/or eliminated multiple holdings in early June after they had appreciated considerably. The energy sector contained several of the Fund’s top performers, including Cameco Corporation. The company’s principal activities are to explore, develop, mine and refine uranium. The price of uranium-oxide concentrate, or yellowcake, reached $40 per pound in April 2009, after soaring to a high of more than $136 in 2007. As the world’s largest and lowest-cost uranium operator, the company has a competitive advantage and stands to benefit from a potential increase in global reactor capacity. Multinational energy company Royal Dutch Shell (ADR) was the Fund’s worst detractor from absolute performance. However, during the market collapse in the fall of 2008 we saw a unique opportunity to sell our overweight Royal Dutch Shell position and create what amounted to a synthetic position in the conglomerate by buying firms in the energy equipment and services and oil, gas and consumable fuels industries. Some of these included Suncor Energy, Addax Petroleum, Tesoro Corp., StatoilHydro ASA and Technip. This decision proved to be a profitable one as, cumulatively, this synthetic position outperformed Royal Dutch Shell. Suncor Energy and Addax Petroleum were sold before the end of the period.

The portfolio’s financials sector holdings represented less than one-third of this sector’s weighting within the MSCI index. Krung Thai Bank Limited was one notable emerging market financial stock outperformer in the portfolio. Krung Thai is Thailand’s largest state-owned commercial bank, and offers various banking and financial services. Its share price

Nuveen Investments	5

rally was buoyed by investor optimism over the increase in the company’s loan business in April and a greater appreciation on the part of investors of its current discount to intrinsic value. Swiss-based UBS AG was a notable underperformer during the period. UBS, with offices in over 50 countries, is a wealth management, investment banking and asset management firm, and has faced operational and reputational challenges as a result of protracted negotiations and legal actions with U.S. regulators concerning information about various UBS client accounts. On July 31, 2009, UBS and the U.S. and Swiss governments announced a final settlement of the matter. We believe UBS’s franchise value is compellingly undervalued and continue to hold a position in the Fund.

Another top contributor to performance was Union Pacific Corporation. Union Pacific, through its principal operating company, Union Pacific Railroad, operates the largest rail network in North America, covering 23 states in the western two-thirds of the United States. The company’s stock price benefitted from cost control measures, lower fuel prices and stable carload pricing.

Also among the largest detractors to performance were Stolt-Nielsen SA and Sprint-Nextel. Global shipping company Stolt-Nielsen fell out of favor on continued evidence of slowing global growth. Sprint-Nextel’s stock price fell to new lows in late 2008 as concerns about the economic environment, their customer base and Sprint’s credit standing deepened. However, shares of the company rose early in 2009 after generally favorable reviews of Palm’s new Pre™ smartphone and the announcement that the product would be launched exclusively by Sprint, and then continued to increase after the company reported better-than-expected fourth quarter results in February. As of July 31, 2009, the Fund continued to hold a position in Stolt-Nielsen, although Sprint-Nextel was eliminated from the portfolio in May.

Smithfield Foods Incorporated, a hog producer and pork processor, also was one of the worst detractors to performance. The stock’s performance has been hampered by investor concerns regarding debt covenants potentially being breached, oversupply in hog production and rising costs. Smithfield’s stock price has improved since year-end, as fears over the H1N1 virus subsided and the company was able to renegotiate the covenants on debt maturing in 2010.

Nuveen Tradewinds Global Resources Fund

The Nuveen Tradewinds Global Resources Fund Class A Shares at net asset value outperformed its Lipper peer group, the MSCI ACWI Index and a custom market benchmark during the reporting period.

The Fund continues to seek to provide long-term capital appreciation by investing in a global portfolio of securities focused on energy and natural resource companies and companies in associated businesses, as well as utilities. The primary driver of performance during the period was stock selection in the materials sector. The Fund’s investments in that sector contained a number of holdings that significantly affected performance both positively and negatively, but, as a whole, the materials sector was the largest contributor to outperformance versus the custom market benchmark. The Fund’s energy sector holdings also outperformed the benchmark due, in part, to a well-timed decision to create a “synthetic” integrated oil and gas position. Two other holdings in the sector significantly detracted from the Fund’s overall performance.

6	Nuveen Investments

South African-based AngloGold Ashanti Limited (ADS), a global gold producer with operations and exploration programs around the world, was the Fund’s top contributor to performance during the period. Shares first rebounded sharply in late November 2008 after the company announced it entered into an agreement to refinance its convertible bond due in February 2009, an action which would improve the company’s financial flexibility without changing any of its existing debt covenants. More recently, the company reported higher than expected second quarter 2009 earnings and the favorable action that it reduced its gold hedge commitments to less than one year’s production.

Gold stocks in general were helped by an increase in the spot gold price during the period, and several other gold holdings in the Fund also proved to be notable outperformers. Gold Fields Limited (ADS), one of the world’s largest unhedged producers of gold, with operating mines in South Africa, Peru, Ghana and Australia, and Kinross Gold Corporation, the third-largest primary gold producer in North America by reserves, with operations in the United States, Brazil, Chile, Ecuador and Russia, positively contributed to the outperformance. In addition, Moto Goldmines Limited explores for and produces gold in the Democratic Republic of Congo. Shares surged in late May 2009 after the company announced it completed transfer of its exploitation permits, a move that signaled the end of the company’s mining review. Operationally, the company can now put its mining project into production, and is currently a takeover target. In July, Moto shares appreciated as the result of a joint bid for the company by Randgold Resources and AngloGold Ashanti.

BHP Billiton PLC (ADS), another outperformer, is widely recognized as the largest mining company in the world. BHP is a global leader in the resources industry, principally in mineral exploration and production. We took advantage of the stock’s appreciation and eliminated the position from the Fund in late April.

Among underperformers during the period, the worst was Alumina Limited, a holding company that owns 40% of Alcoa World Alumina & Chemicals (AWAC), the world’s largest producer of alumina and a relatively low-cost producer of aluminum. The stock price was under pressure due to market concerns about debt due in 2010.

Despite gold stock outperformance overall, Barrick Gold Corporation—the world’s largest gold company in terms of market capitalization, annual production and reserves—declined during the period. Dilution fears in the first quarter of 2009 sent the stock lower on concern that Barrick would issue additional equity to fund its ongoing and future projects. However, in mid March the company raised $750 million through the issuance of ten year bonds. While the company’s share price rebounded after this event, Barrick’s stock was still one of the portfolio’s worst performers during the period. In addition, Anglo American PLC underperformed in the down market due to balance sheet concerns after the company did an expensive iron ore acquisition in Brazil. The company is geographically diverse, with subsidiaries, joint ventures and associates engaged in the mining and natural resource sectors, and it owns a range of assets covering platinum, diamonds, coal, ferrous and base metals, industrial minerals and paper and packaging.

When oil and natural gas prices rallied to record levels in the summer of 2008, the market priced these unsustainable levels into the equities of most independent exploration and

Nuveen Investments	7

production companies. As a result, the Fund was more exposed than we might have wished to the major integrated oil companies because we could not find much value anywhere else. However, when oil prices collapsed in October/November, the market gave us the opportunity to buy world class assets at deep discounts to what we saw as their intrinsic value. We thought the market was pricing in sub-$50 oil and sub-$5.00 natural gas in perpetuity, and many oil and gas producers were put on sale regardless of their underlying asset quality or value. As a result, we added oil levered exploration and production (E&P) companies like Addax Petroleum (later sold), Nexen, Pioneer Natural Resources and Suncor Energy, Inc. to the portfolio. A few months later we added natural gas levered E&P companies Chesapeake Energy and Devon Energy. These purchases, along with a few others, were funded through the complete sale of integrated oil companies British Petroleum and Chevron—two of our largest holdings. Both of these firms had significantly outperformed the sum of their parts during the down market. We essentially sold these large, integrated oil companies and created our synthetic integration at a much lower price. This decision was the main driver of alpha generation within the Fund’s energy holdings during the period.

The Fund’s energy sector positions did not survive the market collapse unscathed. One of our long-time oil sands holdings, OPTI Canada Incorporated, was among the Fund’s significant underperformers for the period. OPTI is developing the Long Lake oil sands project using a proprietary new technology that, if successful, will make them the low-cost producer. As a highly levered, one asset company that was experiencing delays and cost overruns on Phase 1 development, the financial market and oil price collapses proved too much for the stock to handle. Our initial analysis failed to fully appreciate the impact of excessive leverage, project delays and “one asset” risk. As fundamentals deteriorated in excess of the market value decline and accepting that we had made a mistake, we sold out of the stock at a significant loss in early May 2009 after it had rallied off its bottom on higher oil prices and a general market recovery. Another detractor from performance during the period was Petro-Canada, a Canadian integrated oil company with international exposure. The underperformance was mainly due to the decision to sell the stock in December 2008 after management continued, in our view, to misallocate capital. Subsequent to our sale, the company merged with Suncor, one of the Fund’s oil sands holdings.

8	Nuveen Investments

1	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Global Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Natural Resources Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

As of 7/31/09

	1-Year	5-Year	Since Inception*
Nuveen Tradewinds International Value Fund**
A Shares at NAV	-13.20%	7.68%	4.46%
A Shares at Offer	-18.18%	6.41%	3.82%
Lipper International Multi-Cap Value Funds Index[1]	-19.40%	5.63%	3.94%
MSCI EAFE Index[2]	-22.60%	4.80%	0.05%
Nuveen Tradewinds Global All-Cap Fund
A Shares at NAV	-2.22%	N/A	7.45%
A Shares at Offer	-7.86%	N/A	5.56%
Lipper Global Multi-Cap Value Funds Index[3]	-14.20%	N/A	-2.46%
MSCI ACWI[4]	-21.05%	N/A	-4.01%
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	-16.58%	N/A	0.06%
A Shares at Offer	-21.38%	N/A	-2.17%
Lipper Global Natural Resources Funds Index[5]	-37.13%	N/A	-5.69%
MSCI ACWI[4]	-21.05%	N/A	-9.54%
Market Benchmark Index[6]	-28.52%	N/A	-4.23%

*	Since inception returns for the Nuveen Tradewinds International Value Fund are as of 12/20/1999, for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/2006 and for the Nuveen Tradewinds Global Resources Fund are as of 12/15/2006. Since inception index returns are as of the month end following each Fund’s inception.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the subadvisory responsibilities for the Fund. Effective June 30, 2006, Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	9

Nuveen Tradewinds International Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Global All-Cap Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen Tradewinds Global Resources Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Tradewinds Global Resources Fund compared with the corresponding indexes. The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 7/31/09 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
NAV	$22.24	$21.24	$21.25	$22.41	$22.36
Latest Capital Gain Distribution[2]	$1.6496	$1.6496	$1.6496	$1.6496	$1.6496
Latest Ordinary Income Distribution[3]	$1.4137	$1.2288	$1.2288	$1.3473	$1.4850
Inception Date	12/20/99	12/20/99	12/20/99	8/04/08	12/20/99

Effective October 7, 2002, the Fund, pursuant to shareholder approval, (a) changed its name and primary investment strategy and (b) changed its sub-adviser. Therefore, the Fund’s total returns shown for the periods prior to October 7, 2002 are not necessarily indicative of the performance that the Fund, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-13.20%	-18.18%
5-Year	7.68%	6.41%
Since Inception	4.46%	3.82%

B Shares	w/o CDSC	w/CDSC
1-Year	-13.86%	-16.82%
5-Year	6.88%	6.73%
Since Inception	3.75%	3.75%

C Shares	NAV
1-Year	-13.86%
5-Year	6.87%
Since Inception	3.63%

R3 Shares	NAV
1-Year	-13.40%
5-Year	7.38%
Since Inception	4.12%

I Shares	NAV
1-Year	-13.00%
5-Year	7.95%
Since Inception	4.66%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.58%	7/31/08
Class B	2.33%	2.33%	7/31/08
Class C	2.33%	2.33%	7/31/08
Class R3	1.83%	1.83%	11/28/08
Class I	1.33%	1.33%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-20.99%	-25.54%
5-Year	6.15%	4.90%
Since Inception	3.92%	3.27%

B Shares	w/o CDSC	w/CDSC
1-Year	-21.59%	-24.28%
5-Year	5.36%	5.20%
Since Inception	3.21%	3.21%

C Shares	NAV
1-Year	-21.63%
5-Year	5.34%
Since Inception	3.09%

R3 Shares	NAV
1-Year	-21.16%
5-Year	5.85%
Since Inception	3.58%

I Shares	NAV
1-Year	-20.78%
5-Year	6.41%
Since Inception	4.12%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$975,111
Number of Common Stocks	53

Top Five Common Stock Holdings[4]
Novartis AG	3.2%
Dai Nippon Printing Co., Ltd.	3.2%
Sanofi-Synthelabo, SA	3.1%
SK Telecom Company Limited, ADR	3.1%
Nippon Telegraph and Telephone Corporation, ADR	3.0%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

12	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	33.3%
France	10.2%
Canada	10.1%
United Kingdom	6.1%
South Africa	5.6%
South Korea	4.4%
Switzerland	4.3%
Netherlands	4.2%
United States	3.2%
Finland	3.1%
Italy	2.3%
Australia	2.2%
Germany	2.1%
Belgium	2.1%
Brazil	1.5%
Short-Term Investments	5.3%

Industries[1]
Metals & Mining	14.9%
Oil, Gas & Consumable Fuels	7.6%
Diversified Telecommunication Services	7.5%
Pharmaceuticals	6.3%
Electronic Equipment & Instruments	5.9%
Wireless Telecommunication Services	5.0%
Communications Equipment	3.6%
Commercial Services & Supplies	3.4%
Beverages	2.9%
Electric Utilities	2.9%
Auto Components	2.6%
Personal Products	2.3%
Food & Staples Retailing	2.3%
Commercial Banks	2.2%
Industrial Conglomerates	2.1%
Semiconductors & Equipment	2.1%
Insurance	1.9%
Textiles, Apparel & Luxury Goods	1.9%
Energy Equipment & Services	1.9%
Aerospace & Defense	1.7%
Short-Term Investments	5.3%
Other	13.7%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,233.50	$1,229.20	$1,228.30	$1,232.70	$1,234.70	$1,016.41	$1,012.69	$1,012.69	$1,015.27	$1,017.65
Expenses Incurred During Period	$9.36	$13.49	$13.48	$10.63	$7.98	$8.45	$12.18	$12.18	$9.59	$7.20

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.69%, 2.44%, 2.44%, 1.92% and 1.44% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
NAV	$21.14	$20.99	$21.02	$21.09	$21.14
Latest Capital Gain Distribution[2]	$0.8174	$0.8174	$0.8174	$ —	$0.8174
Latest Ordinary Income Distribution[3]	$0.8807	$0.7676	$0.7676	$ —	$0.9354
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-2.22%	-7.86%
Since Inception	7.45%	5.56%

B Shares	w/o CDSC	w/CDSC
1-Year	-3.03%	-6.54%
Since Inception	6.63%	5.85%

C Shares	NAV
1-Year	-2.98%
Since Inception	6.67%

R3 Shares	NAV
1-Year	-2.62%
Since Inception	7.13%

I Shares	NAV
1-Year	-2.11%
Since Inception	7.68%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.29%	7/31/08
Class B	2.05%	2.04%	7/31/08
Class C	2.04%	2.04%	7/31/08
Class R3	1.54%	1.54%	11/28/08
Class I	1.08%	1.08%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-9.15%	-14.36%
Since Inception	5.85%	3.94%

B Shares	w/o CDSC	w/CDSC
1-Year	-9.84%	-13.11%
Since Inception	5.06%	4.23%

C Shares	NAV
1-Year	-9.79%
Since Inception	5.10%

R3 Shares	NAV
1-Year	-9.45%
Since Inception	5.56%

I Shares	NAV
1-Year	-9.00%
Since Inception	6.09%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$403,133
Number of Common Stocks	78

Top Five Common Stock Holdings[4]
Barrick Gold Corporation	4.2%
Lihir Gold Limited	3.4%
Newmont Mining Corporation	3.2%
Nippon Telegraph and Telephone Corporation, ADR	2.7%
Korea Electric Power Corporation, Sponsored ADR	2.3%

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	24.5%
Japan	14.1%
Canada	9.5%
France	5.6%
Norway	4.8%
Australia	4.5%
United Kingdom	3.9%
Brazil	3.6%
South Africa	3.6%
South Korea	2.7%
Italy	1.9%
India	1.7%
Thailand	1.2%
Switzerland	1.1%
Germany	1.0%
Finland	1.0%
Netherlands	0.8%
Turkey	0.7%
Russia	0.7%
China	0.6%
Short-Term Investments	12.5%

Industries[1]
Metals & Mining	19.5%
Oil, Gas & Consumable Fuels	9.1%
Food Products	6.2%
Diversified Telecommunication Services	6.1%
Pharmaceuticals	5.1%
Electric Utilities	4.8%
Commercial Banks	2.7%
Wireless Telecommunication Services	2.6%
Machinery	2.3%
Energy Equipment & Services	2.1%
Marine	2.1%
Paper & Forest Products	2.1%
Household Products	1.9%
Road & Rail	1.9%
Household Durables	1.8%
Capital Markets	1.8%
Internet Software & Services	1.7%
Short-Term Investments	12.5%
Other	13.7%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 Shares expense examples below reflect only the first 151 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,357.70	$1,351.60	$1,351.80	$1,355.40	$1,359.50	$1,017.80	$1,014.08	$1,014.08	$1,013.82	$1,018.99
Expenses Incurred During Period	$8.24	$12.59	$12.60	$8.09	$6.84	$7.05	$10.79	$10.79	$6.91	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 2.16% and 1.17% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.66% multiplied by 151/365 (to reflect the 151 days in the period since the class commenced operations).

Nuveen Investments	15

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NTGAX	NTGCX	NTRGX
NAV	$17.92	$17.68	$17.99
Latest Capital Gain Distribution[2]	$0.2862	$0.2862	$0.2862
Latest Ordinary Income Distribution[3]	$0.3290	$0.3290	$0.3290
Inception Date	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/09

A Shares	NAV	Offer
1-Year	-16.58%	-21.38%
Since Inception	0.06%	-2.17%

C Shares	NAV
1-Year	-17.18%
Since Inception	-0.70%

I Shares	NAV
1-Year	-16.38%
Since Inception	0.29%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.83%	1.36%	7/31/08
Class C	4.59%	2.11%	7/31/08
Class I	3.55%	1.12%	7/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-29.50%	-33.55%
Since Inception	-2.63%	-4.88%

C Shares	NAV
1-Year	-30.03%
Since Inception	-3.38%

I Shares	NAV
1-Year	-29.38%
Since Inception	-2.44%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$10,410
Number of Common Stocks	68

Top Five Common Stock Holdings[4]
Kinross Gold Corporation	3.4%
Royal Dutch Shell PLC, Class A	3.2%
BP PLC, Sponsored ADR	3.2%
Cameco Corporation	2.9%
Barrick Gold Corporation	2.9%

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008.

4	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States	28.5%
Canada	20.6%
United Kingdom	10.5%
South Africa	8.2%
Australia	7.5%
France	4.2%
Brazil	2.8%
China	2.0%
Mexico	1.9%
Finland	0.7%
Russia	0.6%
Italy	0.5%
Germany	0.5%
South Korea	0.4%
Japan	0.4%
Short-Term Investments	10.7%

Industries[1]
Metals & Mining	37.6%
Oil, Gas & Consumable Fuels	30.0%
Electric Utilities	4.1%
Energy Equipment & Services	3.6%
Short-Term Investments	10.7%
Other	14.0%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,461.70	$1,456.30	$1,463.80	$1,016.96	$1,013.19	$1,018.15
Expenses Incurred During Period	$9.64	$14.25	$8.19	$7.90	$11.68	$6.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.58%, 2.34% and 1.34% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Global All-Cap Fund, and Nuveen Tradewinds Global Resources Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2009

18	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 92.5%

	Aerospace & Defense – 1.7%

396,371	Thales S.A.	$16,756,338
	Auto Components – 2.6%

500,408	Magna International Inc., Class A	25,500,792
	Beverages – 2.9%

1,451,300	Coca Cola West Holdings Company	28,420,173
	Building Products – 1.6%

983,000	JS Group Corporation	15,250,135
	Capital Markets – 1.0%

688,711	UBS AG, (2)	10,151,600
	Commercial Banks – 2.2%

144,414	Societe Generale	9,272,785

2,148,000	Sumitomo Trust & Banking Company	11,758,668
	Total Commercial Banks	21,031,453
	Commercial Services & Supplies – 3.4%

186,384	Dai Nippon Printing Co., Ltd., ADR, (4)	2,721,206

2,076,000	Dai Nippon Printing Co., Ltd.	30,407,778
	Total Commercial Services & Supplies	33,128,984
	Communications Equipment – 2.2%

2,819,203	Alcatel-Lucent, (2)	7,795,324

1,056,891	Nokia Oyj, Sponsored ADR	14,098,926
	Total Communications Equipment	21,894,250
	Computers & Peripherals – 1.7%

446,092	Gemalto N.V., (2)	16,658,343
	Containers & Packaging – 0.9%

424,200	Toyo Seikan Kaisha	9,100,407
	Diversified Telecommunication Services – 7.4%

556,120	Belgacom S.A.	19,922,943

1,423,359	Nippon Telegraph and Telephone Corporation, ADR	29,392,363

20,112,730	Telecom Italia S.p.A.	22,660,996
	Total Diversified Telecommunication Services	71,976,302
	Electric Utilities – 2.8%

673,700	Centrais Electricas Brasileiras S.A., ADR, (2)	9,276,849

348,882	Centrais Electricas Brasileiras SA, Electrobras	5,366,696

974,125	Korea Electric Power Corporation, Sponsored ADR, (2)	13,024,051
	Total Electric Utilities	27,667,596
	Electronic Equipment & Instruments – 5.9%

887,700	Fuji Photo Film Co., Ltd.	28,988,037

560,200	Mabuchi Motor Company Limited	28,121,004
	Total Electronic Equipment & Instruments	57,109,041
	Energy Equipment & Services – 1.9%

14,656	Areva CI	8,435,054

157,707	Technip S.A.	9,535,154
	Total Energy Equipment & Services	17,970,208

Nuveen Investments	19

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2009

Shares	Description (1)	Value

	Food & Staples Retailing – 2.2%

933,900	Seven & I Holdings	$21,910,256
	Household Durables – 1.4%

1,482,000	Sekisui House, Ltd.	13,970,346
	Household Products – 0.9%

384,000	KAO Corporation	8,704,676
	Industrial Conglomerates – 2.1%

255,832	Siemens AG, Sponsored ADR	20,419,682
	Insurance – 1.9%

714,300	Mitsui Sumitomo Insurance Company Limited	18,343,450
	Leisure Equipment & Products – 1.4%

1,018,300	Sega Sammy Holdings Inc.	13,430,261
	Media – 1.5%

763,259	Walters Kluwer N.V.	15,012,641
	Metals & Mining – 14.8%

4,742,800	Alumina Limited	6,782,954

637,334	AngloGold Ashanti Limited, Sponsored ADR	24,983,493

801,975	Barrick Gold Corporation	27,988,928

1,376,264	Gold Fields Limited	16,396,341

525,524	Impala Platinum Holdings Limited	12,731,090

844,982	Ivanhoe Mines Ltd., (2)	6,810,555

463,227	Kinross Gold Corporation	9,097,778

593,693	Newcrest Mining Limited	14,896,050

435,606	Newmont Mining Corporation	18,012,308

1,565,554	NovaGold Resources Inc., (2)	6,371,805
	Total Metals & Mining	144,071,302
	Multi-Utilities – 1.4%

1,807,241	United Utilities PLC	13,607,720
	Oil, Gas & Consumable Fuels – 7.6%

533,544	BP PLC, Sponsored ADR	26,698,542

582,483	Nexen Inc.	12,121,471

479,804	Royal Dutch Shell PLC, Class B, Sponsored ADR	25,204,104

300,194	Suncor Energy, Inc.	9,750,301
	Total Oil, Gas & Consumable Fuels	73,774,418
	Paper & Forest Products – 1.6%

2,472,620	Stora Enso Oyj, R Shares, (2)	15,718,038
	Personal Products – 2.3%

1,376,000	Shiseido Company, Limited	22,452,248
	Pharmaceuticals – 6.3%

676,456	Novartis AG	30,979,045

459,603	Sanofi-Synthelabo, SA	30,107,103
	Total Pharmaceuticals	61,086,148
	Semiconductors & Equipment – 2.0%

266,000	Rohm Company Limited	19,790,119
	Textiles, Apparel & Luxury Goods – 1.9%

1,421,000	Wacoal Holdings Corporation	18,275,900

20	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services – 5.0%

1,750,334	SK Telecom Company Limited, ADR			$29,458,121

9,267,217	Vodafone Group PLC			18,994,481
	Total Wireless Telecommunication Services			48,452,602
	Total Common Stocks (cost $892,444,388)			901,635,429

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 1.3%

	Communications Equipment – 1.3%

17,517	Lucent Technologies Capital Trust I	7.750%	B3	$12,437,070
	Total Convertible Preferred Securities (cost $5,715,958)			12,437,070

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.2%

$51,050	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $51,050,487, collateralized by: $7,605,000 U.S. Treasury Bills, 0.000%, due 6/10/10, value $7,578,383, $160,000 U.S. Treasury Notes, 4.875%, due 2/15/12, value $177,344, $3,485,000 U.S. Treasury Notes, 4.625%, due 2/29/12, value $3,831,409, $37,755,000 U.S. Treasury Notes, 1.750%, due 3/31/10, value $38,328,876, $1,970,000 U.S. Treasury Notes, 2.625%, due 5/31/10, value $2,014,325 and $145,000 U.S. Treasury Notes, 0.875%, due 1/31/11, value $144,819	0.050%	8/03/09	$51,050,274
	Total Short-Term Investments (cost $51,050,274)			51,050,274
	Total Investments (cost $949,210,620) – 99.0%			965,122,773
	Other Assets Less Liabilities – 1.0%			9,988,601
	Net Assets – 100%			$975,111,374

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	For SFAS 157 disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 88.1%

	Aerospace & Defense – 1.6%

156,687	Thales S.A.	$6,623,846
	Air Freight & Logistics – 0.8%

144,260	TNT N.V.	3,426,552
	Beverages – 0.7%

185,000	Kirin Holdings Company Limited	2,768,402
	Building Products – 0.3%

89,900	JS Group Corporation	1,394,697
	Capital Markets – 1.7%

1,599,295	Endeavor Financial Corporation, 144A, (2)	2,301,144

313,000	UBS AG, (2)	4,613,620
	Total Capital Markets	6,914,764
	Commercial Banks – 2.7%

900,900	Bangkok Bank Public Company Limited	2,978,291

102,225	ICICI Bank Limited, ADR	3,204,754

7,191,200	Krung Thai Bank Public Company Limited	1,743,385

541,000	Sumitomo Trust & Banking Company	2,961,564
	Total Commercial Banks	10,887,994
	Commercial Services & Supplies – 0.9%

359,000	Toppan Printing Company Limited	3,664,930
	Diversified Telecommunication Services – 6.2%

331,370	Deutsche Telekom AG, ADR	4,238,222

105,985	KT Corporation, Sponsored ADR	1,702,119

186,275	Nippon Telegraph and Telephone Corporation, ADR	3,846,579

262,400	Nippon Telegraph and Telephone Corporation	10,842,631

3,756,225	Telecom Italia S.p.A.	4,232,135
	Total Diversified Telecommunication Services	24,861,686
	Electric Utilities – 4.8%

565,337	Centrais Electricas Brasileiras S.A., ADR, (2)	7,784,690

41,700	Electricite de France S.A.	2,066,852

707,675	Korea Electric Power Corporation, Sponsored ADR, (2)	9,461,615
	Total Electric Utilities	19,313,157
	Electronic Equipment & Instruments – 0.7%

75,280	Tech Data Corporation, (2)	2,629,530
	Energy Equipment & Services – 2.1%

260,000	BJ Services Company	3,686,800

21,100	Technip S.A., ADR	1,284,990

59,800	Technip S.A.	3,615,580
	Total Energy Equipment & Services	8,587,370
	Food & Staples Retailing – 1.0%

185,180	Kroger Co.	3,959,148
	Food Products – 6.2%

11,569,280	Marine Harvest, (2)	7,266,839

82,000	Nissin Foods Holdings Company Limited	2,617,067

519,836	Smithfield Foods, Inc., (2)	7,043,778

22	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

718,186	Tyson Foods, Inc., Class A	$8,208,866
	Total Food Products	25,136,550
	Health Care Providers & Services – 0.3%

48,828	Aetna Inc.	1,316,891
	Household Durables – 1.9%

790,000	Sekisui House, Ltd.	7,447,081
	Household Products – 1.9%

345,000	KAO Corporation	7,820,608
	Insurance – 0.8%

101,150	Loews Corporation	3,036,523
	Internet Software & Services – 1.7%

319,020	eBay Inc., (2)	6,779,175
	Leisure Equipment & Products – 0.4%

1,218	Fields Corporation	1,651,460
	Machinery – 2.4%

187,800	AGCO Corporation, (2)	5,908,188

339,400	Tata Motors Limited, ADR	3,580,670
	Total Machinery	9,488,858
	Marine – 2.1%

646,780	Stolt-Nielsen S.A.	8,494,366
	Media – 1.3%

15,300	Hakuhodo DY Holdings Inc.	840,793

1,000	TV Asahi Corporation	1,536,592

122,772	Viacom Inc., Class B, (2)	2,843,400
	Total Media	5,220,785
	Metals & Mining – 19.6%

325,560	Alcoa Inc.	3,828,586

177,000	Alumina Limited, Sponsored ADR	1,015,980

189,955	AngloGold Ashanti Limited, Sponsored ADR	7,446,236

487,277	Barrick Gold Corporation	17,005,967

2,760,600	Eastern Platinum Limited, (2)	1,537,582

2,911,975	Gabriel Resources, Limited, (2)	4,975,995

804,428	Gabriel Resources Limited, 144A, (2)	1,406,317

600,594	Gold Fields Limited	7,155,273

256,500	Ivanhoe Mines Ltd., (2)	2,067,390

5,942,200	Lihir Gold Limited, (2)	13,766,229

2,870,670	Minara Resources Limited, (2)	2,664,981

1,282,200	Mineral Deposits Limited, (2)	750,657

491,550	Moto Goldmines, Limited, (2)	2,304,319

317,718	Newmont Mining Corporation	13,137,639
	Total Metals & Mining	79,063,151
	Multi-Utilities – 0.8%

126,675	Ameren Corporation	3,221,345
	Oil, Gas & Consumable Fuels – 9.2%

70,723	BP PLC, Sponsored ADR	3,538,979

243,855	Cameco Corporation	6,742,591

Nuveen Investments	23

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2009

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

79,147	ConocoPhillips	$3,459,515

61,400	CONSOL Energy Inc.	2,181,542

246,900	ERG S.p.A.	3,656,308

138,698	Gazprom OAO, ADR	2,864,114

393,000	Nippon Oil Corporation	2,084,925

160,225	Peabody Energy Corporation	5,305,050

21,335	PetroChina Company Limited, Sponsored ADR	2,512,196

165,272	StatoilHydro ASA, Sponsored ADR	3,545,084

80,375	Tesoro Corporation	1,052,109
	Total Oil, Gas & Consumable Fuels	36,942,413
	Paper & Forest Products – 2.1%

959,723	Mondi Plc	4,248,399

391,177	UPM-Kymmene Corporation	4,097,951
	Total Paper & Forest Products	8,346,350
	Pharmaceuticals – 5.1%

87,920	AstraZeneca PLC, Sponsored ADR	4,083,005

480,425	Pfizer Inc.	7,653,170

275,924	Sanofi-Aventis, ADR	9,006,159
	Total Pharmaceuticals	20,742,334
	Road & Rail – 1.9%

133,325	Union Pacific Corporation	7,668,854
	Semiconductors & Equipment – 1.0%

188,400	Advantest Corporation	4,111,450
	Software – 1.5%

253,040	Microsoft Corporation	5,951,501
	Trading Companies & Distributors – 0.9%

304,000	Mitsui & Company Limited	3,813,453
	Water Utilities – 0.9%

103,400	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	3,485,614
	Wireless Telecommunication Services – 2.6%

1,528,306	TIM Participacoes S.A., ADR	3,407,612

183,145	Turkcell Iletisim Hizmetleri A.S., ADR	2,890,028

197,320	Vodafone Group PLC, Sponsored ADR	4,060,845
	Total Wireless Telecommunication Services	10,358,485
	Total Common Stocks (cost $354,200,076)	355,129,323

Shares	Description (1)	Value

	WARRANTS – 0.1%

799,647	Endeavor Financial Corporation, 144A	$363,729
	Total Warrants (cost $104,580)	363,729

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 12.6%

$50,712	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $50,712,046, collateralized by $51,795,000 U.S. Treasury Notes, 0.875%, due 1/31/11, value $51,730,256	0.050%	8/03/09	$50,711,835
	Total Short-Term Investments (cost $50,711,835)			50,711,835
	Total Investments (cost $405,016,491) – 100.8%			406,204,887
	Other Assets Less Liabilities – (0.8)%			(3,072,076)
	Net Assets – 100%			$403,132,811

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 83.5%

	Capital Markets – 0.3%

21,874	Endeavor Financial Corporation, 144A, (2)	$31,473
	Chemicals – 2.6%

2,860	Mosaic Company	149,149

1,310	Potash Corporation of Saskatchewan	121,843
	Total Chemicals	270,992
	Construction & Engineering – 0.4%

1,370	Shaw Group Inc., (2)	40,333
	Electric Equipment – 1.1%

200	Areva CI	115,107
	Electric Utilities – 3.9%

12,840	Centrais Electricas Brasileiras S.A., ADR, (2)	176,807

3,705	Electricite de France S.A.	183,638

3,090	Korea Electric Power Corporation, Sponsored ADR, (2)	41,313
	Total Electric Utilities	401,758
	Energy Equipment & Services – 3.4%

10,995	BJ Services Company	155,909

2,325	ENSCO International Incorporated	88,094

1,820	Technip S.A.	110,039
	Total Energy Equipment & Services	354,042
	Food Products – 0.8%

2,850	Smithfield Foods, Inc., (2)	38,618

4,000	Tyson Foods, Inc., Class A	45,720
	Total Food Products	84,338
	Industrial Conglomerates – 0.4%

570	Siemens AG, Sponsored ADR	45,496
	Machinery – 2.2%

6,280	AGCO Corporation, (2)	197,569

2,425	Trinity Industries Inc.	33,853
	Total Machinery	231,422
	Metals & Mining – 35.1%

6,725	Alcoa Inc.	79,086

76,795	Alumina Limited	109,829

6,039	Anglo American PLC	194,695

7,128	AngloGold Ashanti Limited, Sponsored ADR	279,418

28,695	Banro Corporation, (2)	59,399

8,020	Barrick Gold Corporation	279,898

4,400	Crystallex International Corporation, (2)	1,144

205,925	Eastern Platinum Limited, (2)	114,695

31,800	Entree Gold Inc.	40,147

10,665	First Uranium Corporation, (2)	38,809

1,745	Freeport-McMoRan Copper & Gold, Inc.	105,224

49,900	Geovic Mining Corporation, (2)	26,403

22,250	Gold Fields Limited Sponsored ADR	268,335

26	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

1,200	Gold Reserve Inc., Class A, (2)	$600

8,110	Impala Platinum Holdings Limited	196,469

11,875	Industrias Penoles, S.A.B. de C.V.	188,792

20,350	Ivanhoe Mines Ltd., (2)	164,021

16,748	Kinross Gold Corporation	328,931

62,850	Lihir Gold Limited, (2)	145,604

1,378	Lonmin PLC	31,789

130,950	MagIndustries Corp., (2)	58,956

110,500	Minara Resources Limited, (2)	102,582

182,550	Mineral Deposits Limited, (2)	106,873

19,925	Moto Goldmines, Limited, (2)	93,406

10,550	Newcrest Mining Limited	264,705

2,945	Newmont Mining Corporation	121,776

14,733	NovaGold Resources Inc., (2)	59,963

7,005	Silver Standard Resources, Inc., (2)	137,788

184,725	Simmer & Jack Mines, (2)	53,561
	Total Metals & Mining	3,652,898
	Multi-Utilities – 0.2%

1,825	PNM Resources Inc.	22,265
	Oil, Gas & Consumable Fuels – 28.1%

8,520	Arch Coal Inc.	148,333

6,265	BP PLC, Sponsored ADR	313,501

10,400	Cameco Corporation	287,560

11,365	Chesapeake Energy Corporation	243,666

4,048	ConocoPhillips	176,938

5,368	CONSOL Energy Inc.	190,725

3,305	Devon Energy Corporation	191,987

3,175	ERG S.p.A.	47,018

2,650	Gazprom OAO, ADR	54,723

6,475	Nexen Inc.	134,745

3,950	Peabody Energy Corporation	130,785

1,620	PetroChina Company Limited, ADR	190,755

7,025	Pioneer Natural Resources Company	200,564

12,020	Royal Dutch Shell PLC, Class A	315,639

4,079	Suncor Energy, Inc.	132,486

11,620	Tesoro Corporation	152,106

7,600	Warren Resources Inc., (2)	17,860
	Total Oil, Gas & Consumable Fuels	2,929,391
	Paper & Forest Products – 2.3%

38,035	Mondi Plc	168,369

11,226	Stora Enso Oyj, R Shares, (2)	71,362
	Total Paper & Forest Products	239,731
	Road & Rail – 1.4%

2,460	Union Pacific Corporation	141,498
	Trading Companies & Distributors – 0.4%

3,000	Mitsui & Company Limited	37,632
	Water Utilities – 0.9%

2,920	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	98,432
	Total Common Stocks (cost $7,227,897)	8,696,808

Nuveen Investments	27

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2009

Shares	Description (1)			Value

	WARRANTS – 0.3%

10,937	Endeavor Financial Corporation, 144A			$4,975
4,593	NovaGold Resources Inc.			19,092
	Total Warrants (cost $2,349)			24,067

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 10.0%

$1,041	Repurchase Agreement with State Street Bank, dated 7/31/09 repurchase price $1,041,062, collateralized by $1,015,000 U.S. Treasury Notes 3.125%, due 4/30/13, value $1,062,096	0.050%	8/03/09	$1,041,058
	Total Short-Term Investments (cost $1,041,058)			1,041,058
	Total Investments (cost $8,271,304) – 93.8%			9,761,933
	Other Assets Less Liabilities – 6.2%			648,114
	Net Assets – 100%			$10,410,047

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2009

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Assets
Long-term investments, at value (cost $898,160,346, $354,304,656 and $7,230,246, respectively)	$914,072,499	$355,493,052	$8,720,875
Short-term investments (at cost, which approximates value)	51,050,274	50,711,835	1,041,058
Receivables:
Dividends and interest	2,895,447	476,514	6,751
From Adviser	—	—	9,673
Investments sold	6,241,347	—	132,245
Reclaims	259,657	—	148
Shares sold	8,086,635	5,393,976	534,065
Other assets	26,323	5,571	—
Total assets	982,632,182	412,080,948	10,444,815
Liabilities
Payables:
Investments purchased	3,498,243	7,088,482	—
Shares redeemed	1,988,879	1,278,559	—
Accrued expenses:
Management fees	958,840	342,808	—
12b-1 distribution and service fees	183,782	86,209	595
Other	891,064	152,079	34,173
Total liabilities	7,520,808	8,948,137	34,768
Net assets	$975,111,374	$403,132,811	$10,410,047
Class A Shares
Net assets	$505,599,530	$233,005,883	$1,338,738
Shares outstanding	22,732,360	11,023,518	74,692
Net asset value per share	$22.24	$21.14	$17.92
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.60	$22.43	$19.02
Class B Shares
Net assets	$7,572,305	$2,622,318	N/A
Shares outstanding	356,573	124,921	N/A
Net asset value and offering price per share	$21.24	$20.99	N/A
Class C Shares
Net assets	$93,081,946	$48,710,863	$639,968
Shares outstanding	4,380,334	2,317,063	36,197
Net asset value and offering price per share	$21.25	$21.02	$17.68
Class R3 Shares
Net assets	$1,027,088	$233,343	N/A
Shares outstanding	45,840	11,062	N/A
Net asset value and offering price per share	$22.41	$21.09	N/A
Class I Shares
Net assets	$367,830,505	$118,560,404	$8,431,341
Shares outstanding	16,449,730	5,609,129	468,615
Net asset value and offering price per share	$22.36	$21.14	$17.99
Net Assets Consist of:
Capital paid-in	$1,123,007,559	$460,599,707	$10,069,456
Undistributed (Over-distribution of) net investment income	(839,811)	274,127	18,805
Accumulated net realized gain (loss) from investments and foreign currency	(163,054,976)	(58,888,874)	(1,168,872)
Net unrealized appreciation (depreciation) of investments and foreign currency	15,998,602	1,147,851	1,490,658
Net assets	$975,111,374	$403,132,811	$10,410,047

N/A – Class B Shares are no longer available for Tradewinds Global Resources. Tradewinds Global Resources is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Operations

Year Ended July 31, 2009

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Investment Income
Dividends (net of foreign tax withheld of $1,595,641, $455,912 and $6,198, respectively)	$19,817,042	$6,396,915	$90,000
Interest	148,599	167,865	1,096
Total investment income	19,965,641	6,564,780	91,096
Expenses
Management fees	7,457,108	2,862,472	48,619
12b-1 service fees – Class A	825,797	473,777	851
12b-1 distribution and service fees – Class B	81,316	23,317	N/A
12b-1 distribution and service fees – Class C	904,981	370,049	2,710
12b-1 distribution and service fees – Class R3	1,423	418	N/A
Shareholders’ servicing agent fees and expenses	1,780,384	234,295	1,253
Custodian’s fees and expenses	243,922	112,782	17,525
Trustees’ fees and expenses	20,766	9,267	137
Professional fees	299,080	130,488	37,497
Shareholders’ reports – printing and mailing expenses	364,839	31,731	1,910
Federal and state registration fees	175,893	124,465	44,758
Other expenses	34,995	15,030	1,455
Total expenses before custodian fee credit and expense reimbursement	12,190,504	4,388,091	156,715
Custodian fee credit	(249)	(112)	(50)
Expense reimbursement	—	—	(87,467)
Net expenses	12,190,255	4,387,979	69,198
Net investment income	7,775,386	2,176,801	21,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(159,194,106)	(54,723,536)	(1,144,923)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	47,185,185	9,011,959	1,591,709
Net realized and unrealized gain (loss)	(112,008,921)	(45,711,577)	446,786
Net increase (decrease) in net assets from operations	$(104,233,535)	$(43,534,776)	$468,684

N/A	– Class B Shares are no longer available for Tradewinds Global Resources. Tradewinds Global Resources is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Changes in Net Assets

	Tradewinds International Value		Tradewinds Global All-Cap		Tradewinds Global Resources
	Year Ended 7/31/09	Year Ended 7/31/08	Year Ended 7/31/09	Year Ended 7/31/08	Year Ended 7/31/09	Year Ended 7/31/08
Operations
Net investment income (loss)	$7,775,386	$4,269,824	$2,176,801	$1,676,825	$21,898	$(1,773)
Net realized gain (loss) from investments and foreign currency	(159,194,106)	95,484,604	(54,723,536)	27,421,950	(1,144,923)	196,517
Change in net unrealized appreciation (depreciation) of investments and foreign currency	47,185,185	(124,098,659)	9,011,959	(29,528,748)	1,591,709	(235,966)
Net increase (decrease) in net assets from operations	(104,233,535)	(24,344,231)	(43,534,776)	(429,973)	468,684	(41,222)
Distributions to Shareholders
From net investment income:
Class A	(2,485,920)	(5,193,886)	(1,164,848)	(3,914,655)	—	(7,541)
Class B	—	(99,219)	(868)	(22,006)	N/A	N/A
Class C	—	(916,419)	—	(278,731)	—	(5,340)
Class R3	(601)	N/A	—	N/A	N/A	N/A
Class I (1)	(3,354,114)	(7,803,484)	(512,451)	(125,185)	—	(13,619)
From accumulated net realized gains:
Class A	(33,370,485)	(34,860,055)	(14,483,364)	(13,588,851)	(13,982)	(10,663)
Class B	(1,118,745)	(1,609,571)	(197,429)	(153,439)	N/A	N/A
Class C	(12,076,028)	(14,809,712)	(3,063,387)	(2,063,966)	(7,919)	(10,663)
Class R3	(14,591)	N/A	—	N/A	N/A	N/A
Class I (1)	(32,919,064)	(43,392,197)	(4,346,571)	(347,393)	(157,007)	(21,325)
Decrease in net assets from distributions to shareholders	(85,339,548)	(108,684,543)	(23,768,918)	(20,494,226)	(178,908)	(69,151)
Fund Share Transactions
Proceeds from sale of shares	612,737,941	321,720,860	242,598,038	297,493,061	8,327,174	2,443,520
Proceeds from shares issued to shareholders due to reinvestment of distributions	70,275,035	90,250,890	12,612,196	4,503,102	6,156	—
	683,012,976	411,971,750	255,210,234	301,996,163	8,333,330	2,443,520
Cost of shares redeemed	(432,290,730)	(340,860,194)	(199,711,935)	(112,769,528)	(1,358,796)	(351,915)
Redemption fees	106,133	28,450	57,403	25,727	—	59
Net increase (decrease) in net assets from Fund share transactions	250,828,379	71,140,006	55,555,702	189,252,362	6,974,534	2,091,664
Net increase (decrease) in net assets	61,255,296	(61,888,768)	(11,747,992)	168,328,163	7,264,310	1,981,291
Net assets at the beginning of year	913,856,078	975,744,846	414,880,803	246,552,640	3,145,737	1,164,446
Net assets at the end of year	$975,111,374	$913,856,078	$403,132,811	$414,880,803	$10,410,047	$3,145,737
Undistributed (Over-distribution of) net investment income (loss) at the end of year	$(839,811)	$(1,944,444)	$274,127	$(1,600,628)	$18,805	$(18,891)

   (1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A – Tradewinds International Value did not offer Class R3 Shares prior to August 4, 2008. Tradewinds Global All-Cap did not offer Class R3 Shares prior to March 3, 2009. Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources. Tradewinds Global Resources is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) and Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Tradewinds International Value ordinarily invests primarily in non-U.S. equity securities, including foreign equity securities traded on foreign exchanges and U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation. The Fund may also invest up to 20% of its net assets in equity securities of companies located in emerging markets.

Tradewinds Global All-Cap ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations, including convertible securities, in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities and may also invest up to 25% of its net assets in equity securities of companies located in emerging markets.

Tradewinds Global Resources ordinarily invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities) in an attempt to provide long-term capital appreciation. The Fund will ordinarily invest at least 40% of its net assets in non-U.S. securities and may also invest up to 40% of its net assets in equity securities of companies located in emerging markets.

Effective March 31, 2008, Class B Shares are no longer available for Tradewinds Global Resources. As of March 31, 2008, all outstanding Class B Shares for Tradewinds Global Resources were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

Effective May 1, 2008, Class B Shares for Tradewinds International Value and Tradewinds Global All-Cap will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

Effective August 4, 2008, Tradewinds International Value began offering Class R3 Shares to certain retirement plans.

Effective March 3, 2009, Tradewinds Global All-Cap began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At July 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

32	Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. During the fiscal year ended July 31, 2009, $106,133 and $57,403 of redemption fees were imposed on shares redeemed from Tradewinds International Value and Tradewinds Global All-Cap, respectively, and were recorded as an increase to each Fund’s capital paid-in.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative financial instruments including forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	33

Notes to Financial Statements (continued)

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2009:

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$898,914,223	$2,721,206	$—	$901,635,429
Preferred Securities**	—	12,437,070	—	12,437,070
Short-Term Investments	51,050,274	—	—	51,050,274
Total	$949,964,497	$15,158,276	$—	$965,122,773

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$355,129,323	$—	$—	$355,129,323
Warrants	363,729	—	—	363,729
Short-Term Investments	50,711,835	—	—	50,711,835
Total	$406,204,887	$—	$—	$406,204,887

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$8,696,808	$—	$—	$8,696,808
Warrants	4,975	19,092	—	24,067
Short-Term Investments	1,041,058	—	—	1,041,058
Total	$9,742,841	$19,092	$—	$9,761,933
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stock classified as Level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

34	Nuveen Investments

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds International Value
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,465,726	$361,795,104	4,814,463	$156,683,511
Class A – automatic conversion of Class B Shares	26,922	629,334	25,014	805,694
Class B	7,680	152,318	55,321	1,742,617
Class C	1,119,578	21,453,183	817,123	25,516,309
Class R3	54,026	1,101,627	N/A	N/A
Class I	11,080,275	227,606,375	4,191,778	136,972,729
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,564,823	29,052,295	981,406	31,133,542
Class B	44,264	779,041	37,311	1,131,629
Class C	453,464	7,985,506	337,311	10,237,653
Class R3	—	—	N/A	N/A
Class I	1,734,255	32,458,193	1,495,555	47,748,066
	34,551,013	683,012,976	12,755,282	411,971,750
Shares redeemed:
Class A	(9,793,485)	(197,947,767)	(4,097,135)	(135,234,170)
Class B	(145,795)	(2,872,915)	(87,945)	(2,765,739)
Class B – automatic conversion to Class A Shares	(28,107)	(629,334)	(25,991)	(805,694)
Class C	(1,950,319)	(37,469,639)	(961,517)	(30,247,384)
Class R3	(8,186)	(159,244)	N/A	N/A
Class I	(9,369,522)	(193,211,831)	(5,339,938)	(171,807,207)
Redemption fees:
Class A	—	59,563	—	12,094
Class B	—	3,193	—	260
Class C	—	6,897	—	3,105
Class R3	—	6	N/A	N/A
Class I	—	36,474	—	12,991
	(21,295,414)	(432,184,597)	(10,512,526)	(340,831,744)
Net increase (decrease)	13,255,599	$250,828,379	2,242,756	$71,140,006

N/A	– Tradewinds International Value did not issue Class R3 Shares prior to August 4, 2008.

Nuveen Investments	35

Notes to Financial Statements (continued)

	Tradewinds Global All-Cap
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,584,978	$121,766,741	7,193,599	$178,333,213
Class A – automatic conversion of Class B Shares	4,849	76,563	354	8,752
Class B	15,532	257,858	114,702	2,990,683
Class C	1,061,466	19,227,638	1,427,493	35,205,598
Class R3	11,062	150,000	N/A	N/A
Class I	5,517,870	101,119,238	3,361,591	80,954,815
Shares issued to shareholders due to reinvestment of distributions:
Class A	440,354	6,760,142	128,650	3,132,461
Class B	9,395	142,333	5,585	134,764
Class C	90,919	1,379,244	32,840	792,878
Class R3	—	—	N/A	N/A
Class I	281,453	4,330,477	18,138	442,999
	14,017,878	255,210,234	12,282,952	301,996,163
Shares redeemed:
Class A	(7,402,142)	(120,811,421)	(4,223,188)	(101,687,877)
Class B	(29,319)	(513,102)	(15,705)	(380,965)
Class B – automatic conversion to Class A Shares	(4,865)	(76,563)	(355)	(8,752)
Class C	(1,061,832)	(17,938,408)	(321,031)	(7,749,548)
Class R3	—	—	N/A	N/A
Class I	(3,698,535)	(60,372,441)	(114,153)	(2,942,386)
Redemption fees:
Class A	—	36,137	—	22,317
Class B	—	408	—	334
Class C	—	6,405	—	2,639
Class R3	—	10	N/A	N/A
Class I	—	14,443	—	437
	(12,196,693)	(199,654,532)	(4,674,432)	(112,743,801)
Net increase (decrease)	1,821,185	$55,555,702	7,608,520	$189,252,362
N/A	– Tradewinds Global All-Cap did not issue Class R3 Shares prior to March 3, 2009.

36	Nuveen Investments

	Tradewinds Global Resources
	Year Ended 7/31/09		Year Ended 7/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	67,442	$1,148,294	3,865	$92,627
Class B	N/A	N/A	—	—
Class C	26,789	397,403	1,656	43,027
Class I	432,049	6,781,477	98,097	2,307,866
Shares issued to shareholders due to reinvestment of distributions:
Class A	486	5,746	—	—
Class B	N/A	N/A	—	—
Class C	10	122	—	—
Class I	25	288	—	—
	526,801	8,333,330	103,618	2,443,520
Shares redeemed:
Class A	(9,601)	(120,017)	—	—
Class B	N/A	N/A	(12,500)	(303,624)
Class C	(3,301)	(43,803)	(1,457)	(35,167)
Class I	(73,511)	(1,194,976)	(545)	(13,124)
Redemption fees:
Class A	—	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class I	—	—	—	59
	(86,413)	(1,358,796)	(14,502)	(351,856)
Net increase (decrease)	440,388	$6,974,534	89,116	$2,091,664

N/A	– Effective March 31, 2008, Class B Shares were no longer available for Tradewinds Global Resources and transferred to Class I Shares on May 2, 2008.

5. Investment Transactions

Purchases and sales (excluding short-term investments) for the fiscal year ended July 31, 2009, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Purchases	$483,283,572	$259,855,602	$8,267,947
Sales	322,202,641	209,178,397	3,035,400

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Cost of investments	$963,120,027	$413,755,762	$8,600,852

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Gross unrealized:
Appreciation	$99,708,828	$37,448,008	$1,739,571
Depreciation	(97,706,082)	(44,998,883)	(578,490)
Net unrealized appreciation (depreciation) of investments	$2,002,746	$(7,550,875)	$1,161,081

Nuveen Investments	37

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ tax year end, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Undistributed net ordinary income*	$4,271,567	$2,003,496	$233,398
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Distributions from net ordinary income*	$39,780,208	$12,376,501	$95,683
Distributions from net long-term capital gains**	45,560,522	11,392,417	83,225
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2009.

2008	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Distributions from net ordinary income*	$60,138,171	$12,918,778	$69,151
Distributions from net long-term capital gains	48,546,372	7,575,448	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Expiration: July 31, 2017	$30,896,398	$13,825,171	$120,472

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Post-October currency and PFIC losses	$931,350	$—	$10,311
Post-October capital losses	122,429,200	38,053,800	923,131

A portion of Tradewinds Global Resources’ capital loss carryforward and post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate
For the first $125 million	.8500%	.7500%	.8000%
For the next $125 million	.8375	.7375	.7875
For the next $250 million	.8250	.7250	.7750
For the next $500 million	.8125	.7125	.7625
For the next $1 billion	.8000	.7000	.7500
For net assets over $2 billion	.7750	.6750	.7250

38	Nuveen Investments

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the table below:

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds International Value	1.50%	November 30, 2009	N/A
Tradewinds Global All-Cap	1.30	November 30, 2009	1.55%
Tradewinds Global Resources	1.35	November 30, 2010	1.55

The Adviser may voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Sales charges collected (Unaudited)	$191,479	$252,647	$—
Paid to financial intermediaries (Unaudited)	170,291	230,374	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	39

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Commission advances (Unaudited)	$175,151	$213,136	$2,797

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
12b-1 fees retained (Unaudited)	$204,748	$143,652	$2,275

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2009, as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
CDSC retained (Unaudited)	$102,713	$101,215	$39

At July 31, 2009, Nuveen owned shares of the Funds as follows:

	Tradewinds International Value	Tradewinds Global All-Cap	Tradewinds Global Resources
Class A	—	—	12,500
Class B	—	—	N/A
Class C	—	—	12,500
Class R3	5,069	11,062	N/A
Class I	—	—	24,943

N/A – Effective March 31, 2008, Class B Shares were no longer available to Tradewinds Global Resources and transferred to Class I Shares on May 2, 2008. Tradewinds Global Resources is not authorized to issue Class R3 Shares.

8. Subsequent Events

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

40	Nuveen Investments

Financial Highlights

Nuveen Investments	41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/99)
2009	$29.89	$.23	$(4.82)	$(4.59)	$(.18)	$(2.88)	$(3.06)	$—	**	$22.24	(13.20)%
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89	(2.67)
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42	17.19
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02
Class B (12/99)
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24	(13.86)
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69	(3.38)
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10
Class C (12/99)
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25	(13.86)
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70	(3.42)
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08
Class R3 (8/08)
2009(f)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41	(12.02)
Class I (12/99) (e)
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36	(13.00)
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06	(2.40)
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33

42	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$505,600	1.68%		1.12%	1.68%		1.12%	1.68%		1.12%	45%
372,693	1.58		.45	1.58		.45	1.58		.45	56
369,845	1.52		1.08	1.52		1.08	1.52		1.08	56
266,781	1.63		1.95	1.63		1.95	1.63		1.95	28
60,131	1.59		1.43	1.59		1.43	1.59		1.43	24

7,572	2.42		.20	2.42		.20	2.42		.20	45
13,728	2.33		(.32)	2.33		(.32)	2.33		(.32)	56
16,574	2.27		.32	2.27		.32	2.27		.32	56
15,258	2.33		.96	2.33		.96	2.33		.96	28
9,781	2.33		.33	2.33		.33	2.33		.33	24

93,082	2.42		.23	2.42		.23	2.42		.23	45
136,553	2.33		(.31)	2.33		(.31)	2.33		(.31)	56
151,462	2.27		.32	2.27		.32	2.27		.32	56
117,016	2.37		1.17	2.37		1.17	2.37		1.17	28
27,515	2.35		.49	2.35		.49	2.35		.50	24

1,027	1.94	*	.88 *	1.94	*	.88 *	1.94	*	.88 *	45

367,831	1.43		1.29	1.43		1.29	1.43		1.29	45
390,882	1.33		.69	1.33		.69	1.33		.69	56
437,863	1.26		1.43	1.26		1.43	1.26		1.43	56
322,653	1.39		2.31	1.39		2.31	1.39		2.31	28
30,089	1.32		1.18	1.32		1.18	1.32		1.18	24

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (3/06)
2009	$24.03	$.13	$(1.32)	$(1.19)	$(.11)	$(1.59)	$(1.70)	$—	**	$21.14	(2.22)%
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03	.95
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00
Class B (3/06)
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99	(3.03)
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92	.15
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70
Class C (3/06)
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02	(2.98)
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94	.16
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75
Class R3 (3/09)
2009(f)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09	55.53
Class I (3/06) (g)
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14	(2.11)
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08	1.20
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10

44	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$233,006	1.40%		.74%		1.40%		.74%		1.40%		.74%		72%
273,879	1.29		.63		1.29		.63		1.29		.63		54
211,912	1.29		.77		1.29		.77		1.29		.77		22
66,065	1.48	*	.55	*	1.48	*	.56	*	1.47	*	.57	*	5

2,622	2.15		.03		2.15		.03		2.15		.03		72
3,209	2.05		(.11)		2.05		(.11)		2.04		(.11)		54
762	2.04		.07		2.04		.07		2.04		.07		22
341	2.62	*	(.22	)*	2.27	*	.14	*	2.27	*	.14	*	5

48,711	2.15		—	***	2.15		—	***	2.15		—	***	72
53,299	2.04		(.13)		2.04		(.13)		2.04		(.13)		54
27,666	2.04		.03		2.04		.03		2.04		.03		22
5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	2.27	*	(.07	)*	5

233	1.66	*	1.01	*	1.66	*	1.01	*	1.66	*	1.01	*	72

118,560	1.15		1.01		1.15		1.01		1.15		1.01		72
84,493	1.08		.35		1.08		.35		1.08		.35		54
6,213	1.05		1.09		1.05		1.09		1.05		1.09		22
1,564	1.64	*	.79	*	1.27	*	1.16	*	1.27	*	1.17	*	5

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .00%.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/06)
2009	$22.60	$.03	$(4.09)	$(4.06)	$—	$(.62)	$(.62)	$—		$17.92	(16.58)%
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60	2.92
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32	16.65
Class C (12/06)
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68	(17.18)
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47	2.07
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23	16.15
Class I (12/06) (f)
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99	(16.38)
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63	3.07
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38	16.90

46	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,339	3.58%		(1.78)%	1.60%		.20%	1.60%		.20%		65%
370	3.83		(2.43)	1.58		(.18)	1.36		.04		43
292	7.79	*	(6.10)*	1.58	*	.12 *	1.31	*	.40	*	11

640	4.29		(2.39)	2.35		(.45)	2.35		(.45)		65
285	4.59		(3.20)	2.33		(.94)	2.11		(.72)		43
290	8.53	*	(6.83)*	2.34	*	(.64 )*	2.06	*	(.36	)*	11

8,431	3.12		(1.24)	1.35		.52	1.35		.53		65
2,490	3.55		(2.08)	1.34		.14	1.12		.35		43
292	7.52	*	(5.82)*	1.33	*	.37 *	1.05	*	.65	*	11

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

48	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in February 2008 and 2009. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund

50	Nuveen Investments

shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	51

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

52	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	53

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

54	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Tradewinds International Value, Tradewinds Global All-Cap and Tradewinds Global Resources hereby designate 0.52%, 5.55% and 5.95%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 39.64%, 30.37% and 33.12%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Foreign Taxes: Tradewinds International Value and Tradewinds Global All-Cap paid qualifying foreign taxes of $1,595,641 and $455,912, respectively, and earned $20,525,771 and $5,752,619 foreign source income, respectively, during the fiscal year ended July 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, Tradewinds International Value and Tradewinds Global All-Cap hereby designate $0.04 and $0.02 per share as foreign taxes paid, respectively, and $0.47 and $0.30 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2009. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GRW-0709P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2009

Nuveen Winslow Large-Cap Growth Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

September 21, 2009

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Winslow Large Cap Growth Fund features management by Winslow Capital Management, Inc., an affiliate of Nuveen Investments, Inc. We recently spoke with Clark Winslow, the firm’s Chief Investment Officer and a portfolio manager for the Fund, about general market conditions, key investment strategies and performance of the Fund for the period from inception on May 15, 2009, through July 31, 2009.

What were the general market conditions during the reporting period?

During the first couple months of this Fund’s existence, the stock market experienced its first significant correction since the rally began in early March, closing lower successively for the last two weeks in June. Oil prices and interest rates also softened as inflation concerns that had begun to emerge mid month receded. The market pullback continued into July, as the timing and pace of the economic recovery were called into question. Following surprisingly strong earnings reports from Goldman Sachs and JPMorgan Chase, optimism returned and the stock market turned positive. The market continued to trend higher for the remainder of the month, based on generally better than expected earnings reports, although still buffeted on occasion by mixed economic news. Consumer sentiment was weaker than expected and retail sales were mixed, while job losses and housing prices were better than expected.

How did the Fund perform during period from inception through July 31, 2009?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the period from inception through July 31, 2009. The table also compares the Fund’s performance to appropriate benchmarks. A more detailed account of the Fund’s relative performance is provided later in this report. It is important to note since the Fund’s inception, we have been in the initial invest-up phase. As a result, the performance reflects an extremely limited timeframe of less than three months.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

We believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue also is important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks

2	Nuveen Investments

1	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information – whether that source is directly from a company, its suppliers, or its competitors.

Class A Shares at net asset value for the Nuveen Winslow Large-Cap Growth Fund outperformed both of its comparative indexes for the period from its inception through July 31, 2009.

From mid-May through the end of July, a comparative overweight in the strong-performing information technology sector was the largest driver of positive relative performance. In addition, stock selections in the energy and health care sectors also contributed to positive relative performance. A comparative overweight in the positively performing financials sector did not offset stock selections in that area that negatively impacted returns. Security selections in the materials sector also contributed to negative results from that sector.

Our holdings in Apple, which features hardware, software and networking solutions, and Baidu, a Chinese language internet search services, were strong positive contributors. The Fund’s comparative return also was bolstered by our relative overweight positions in these names versus the benchmarks. Union Pacific Corp. was another strong performer, and was relatively overweighted in the portfolio.

Holdings that detracted from performance included Monsanto Co., a domestic and international supplier of agricultural products. Earnings growth from biotech seeds was diluted somewhat by the margin decline in herbicides. Also detracting from the Fund’s performance was Cephalon Inc., a biopharmaceutical company, and MetroPCS Communications, a wireless telecommunications carrier which posted disappointing earnings. Both positions were sold before the end of the period.

Class A Shares – Cumulative Total Returns

As of 7/31/09

Since Inception*
Nuveen Winslow Large-Cap Growth Fund
A Shares at NAV	13.85%
A Shares at Offer	7.30%
Lipper Large-Cap Growth Funds Index[1]	13.56%
Russell 1000 Growth Index[2]	13.66%

*	Since inception return for the Nuveen Winslow Large-Cap Growth Fund is as of 5/15/09; index returns are as of 5/31/09.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed they may be worth more or less than their original cost. Class A Shares have a maximum 5.75% sales charge. Returns at NAV would be lower if the sales charge was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	3

Nuveen Winslow Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Winslow Large-Cap Growth Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

4	Nuveen Investments

Fund Spotlight as of 7/31/09 Nuveen Winslow Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWCAX	N/A	NWCRX	NVLIX
NAV	$22.76	$22.73	$22.75	$22.78
Inception Date	5/15/09	5/15/09	5/15/09	5/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/09

A Shares	NAV	Offer
Since Inception	13.85%	7.30%

C Shares	NAV
Since Inception	13.65%

R3 Shares	NAV
Since Inception	13.75%

I Shares	NAV
Since Inception	13.90%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.20%	1.05%	5/15/09
Class C	N/A	N/A	N/A
Class R3	1.45%	1.30%	5/15/09
Class I	0.95%	0.80%	5/15/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	6.55%	0.42%

C Shares	NAV
Since Inception	6.45%

R3 Shares	NAV
Since Inception	6.50%

I Shares	NAV
Since Inception	6.60%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	4,688
Number of Common Stocks	60

Top Five Common Stock Holdings[1]
Medco Health Solution, Inc.	4.3%
QUALCOMM, Inc.	3.9%
Google Inc.	3.6%
Apple, Inc.	3.4%
Hewlett-Packard Company	3.3%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

N/A	Class C Shares are currently not publically available.

Nuveen Investments	5

Fund Spotlight as of 7/31/09 Nuveen Winslow Large-Cap Growth Fund

Industries[1]
Communications Equipment	8.8%
IT Services	8.0%
Computers & Peripherals	7.7%
Internet Software & Services	7.3%
Capital Markets	6.0%
Software	5.6%
Oil, Gas, & Consumable Fuels	5.1%
Health Care Equipment & Supplies	4.5%
Health Care Providers & Services	4.3%
Chemicals	3.6%
Energy Equipment & Services	3.6%
Food & Staples Retailing	3.3%
Road & Rail	3.1%
Diversified Financial Services	2.8%
Pharmaceuticals	2.7%
Internet & Catalog Retail	2.6%
Biotechnology	2.5%
Other	18.5%

1	As a percentage of total investments as of July 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 78 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/15/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/09)	$1,138.50	$1,136.50	$1,137.50	$1,139.00	$1,008.44	$1,006.84	$1,007.91	$1,008.98
Expenses Incurred During Period	$2.40	$4.11	$2.97	$1.83	$2.25	$3.86	$2.79	$1.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30% and 0.80% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 78/365 (to reflect the 78 days in the period since the Fund’s commencement of operations).

6	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period May 15, 2009 (commencement of operations) through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2009

Nuveen Investments	7

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund

July 31, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 2.1%

1,815	United Technologies Corporation	$98,863
	Air Freight & Logistics – 1.5%

770	C.H. Robinson Worldwide, Inc.	41,988

860	Expeditors International of Washington, Inc.	29,180
	Total Air Freight & Logistics	71,168
	Biotechnology – 2.5%

2,400	Gilead Sciences, Inc., (2)	117,432
	Capital Markets – 6.0%

415	BlackRock Inc.	79,074

5,900	Charles Schwab Corporation	105,433

310	Goldman Sachs Group, Inc.	50,623

1,540	Morgan Stanley	43,890
	Total Capital Markets	279,020
	Chemicals – 3.6%

1,045	Ecolab Inc.	43,378

1,500	Monsanto Company	126,000
	Total Chemicals	169,378
	Communications Equipment – 8.7%

5,725	Cisco Systems, Inc., (2)	126,007

1,845	Juniper Networks Inc., (2)	48,210

3,950	QUALCOMM, Inc.	182,530

710	Research In Motion Limited, (2)	53,960
	Total Communications Equipment	410,707
	Computers & Peripherals – 7.6%

960	Apple, Inc., (2)	156,854

3,570	Hewlett-Packard Company	154,581

400	International Business Machines Corporation (IBM)	47,172
	Total Computers & Peripherals	358,607
	Construction & Engineering – 1.0%

1,445	AECOM Technology Corporation, (2)	46,818
	Diversified Financial Services – 2.7%

460	Intercontinental Exchange, Inc., (2)	43,268

2,185	JPMorgan Chase & Co.	84,450
	Total Diversified Financial Services	127,718
	Electrical Equipment – 0.4%

125	First Solar Inc., (2)	19,299
	Electronic Equipment & Instruments – 1.1%

1,200	Dolby Laboratories, Inc., (2)	49,956
	Energy Equipment & Services – 3.6%

1,480	FMC Technologies Inc., (2)	64,380

525	Transocean Inc., (2)	41,837

3,355	Weatherford International Ltd, (2)	62,940
	Total Energy Equipment & Services	169,157

8	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.3%

2,095	CVS Caremark Corporation	$70,141

1,700	Wal-Mart Stores, Inc.	84,796
	Total Food & Staples Retailing	154,937
	Health Care Equipment & Supplies – 4.5%

1,600	Baxter International, Inc.	90,192

1,685	Mindray Medical International Limited, ADR	50,078

1,855	Saint Jude Medical Inc., (2)	69,952
	Total Health Care Equipment & Supplies	210,222
	Health Care Providers & Services – 4.3%

3,800	Medco Health Solutions, Inc., (2)	200,865
	Hotels, Restaurants & Leisure – 1.4%

2,310	Carnival Corporation	64,657
	Internet & Catalog Retail – 2.6%

250	Amazon.com, Inc., (2)	21,440

770	Priceline.com Incorporated, (2)	99,807
	Total Internet & Catalog Retail	121,247
	Internet Software & Services – 7.2%

270	Baidu.com, Inc., Sponsored ADR, (2)	93,998

940	Equinix Inc., (2)	76,826

380	Google Inc., Class A, (2)	168,359
	Total Internet Software & Services	339,183
	IT Services – 7.9%

4,470	Cognizant Technology Solutions Corporation, Class A, (2)	132,267

495	MasterCard, Inc.	96,045

2,185	Visa Inc.	143,030
	Total IT Services	371,342
	Life Sciences Tools & Services – 0.9%

1,125	Illumina Inc., (2)	40,658
	Machinery – 2.3%

1,750	Danaher Corporation	107,170
	Multiline Retail – 1.8%

1,230	Kohl’s Corporation, (2)	59,717

550	Target Corporation	23,991
	Total Multiline Retail	83,708
	Oil, Gas & Consumable Fuels – 5.0%

2,200	Petro-Canada	91,014

1,385	Petrohawk Energy Corporation, (2)	33,628

1,140	Petroleo Brasileiro, Sponsored ADR	47,014

1,540	Southwestern Energy Company, (2)	63,802
	Total Oil, Gas & Consumable Fuels	235,458
	Pharmaceuticals – 2.7%

2,340	Teva Pharmaceutical Industries Limited, Sponsored ADR	124,816
	Road & Rail – 3.1%

2,525	Union Pacific Corporation	145,238

Nuveen Investments	9

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund (continued)

July 31, 2009

Shares	Description (1)	Value

	Semiconductors & Equipment – 1.1%

3,690	Marvell Technology Group Ltd., (2)	$49,225
	Software – 5.5%

1,570	Adobe Systems Incorporated, (2)	50,899

925	McAfee Inc., (2)	41,237

3,055	Microsoft Corporation	71,854

4,250	Oracle Corporation	94,053
	Total Software	258,043
	Specialty Retail – 1.5%

1,170	Best Buy Co., Inc.	43,723

600	O’Reilly Automotive Inc., (2)	24,396
	Total Specialty Retail	68,119
	Trading Companies & Distributors – 1.1%

1,450	Fastenal Company	51,577
	Wireless Telecommunication Services – 2.1%

1,230	America Movil SA de CV, ADR	52,902

1,355	American Tower Corporation, (2)	46,192
	Total Wireless Telecommunication Services	99,094
	Total Investments (cost $4,190,428) – 99.1%	4,643,682
	Other Assets Less Liabilities – 0.9%	44,004
	Net Assets – 100%	$4,687,686

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

10	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2009

Assets
Investments, at value (cost $4,190,428)	$4,643,682
Cash	55,794
Cash denominated in foreign currencies (cost $13)	14
Receivables:
Dividends	1,154
From Adviser	855
Investments sold	59,168
Total assets	4,760,667
Liabilities
Payable for Investments purchased	61,360
Accrued expenses:
12b-1 distribution and service fees	400
Other	11,221
Total liabilities	72,981
Net assets	$4,687,686
Class A Shares
Net assets	$284,558
Shares outstanding	12,500
Net assets value per share	$22.76
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$24.16
Class C Shares (1)
Net assets	$284,103
Shares outstanding	12,500
Net assets value and offering price per share	$22.73
Class R3 Shares
Net assets	$284,407
Shares outstanding	12,500
Net assets value and offering price per share	$22.75
Class I Shares
Net assets	$3,834,618
Shares outstanding	168,367
Net assets value and offering price per share	$22.78
Net Assets Consist of:
Capital paid-in	$4,237,717
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) from investments and foreign currency	(3,286)
Net unrealized appreciation (depreciation) of investments and foreign currency	453,255
Net assets	$4,687,686

(1) Class C Shares are currently not publically available.

See accompanying notes to financial statements.

Nuveen Investments	11

Statement of Operations

For the Period May 15, 2009 (commencement of operations) through July 31, 2009

Dividend and Interest Income (net of foreign tax withheld of $32)	$3,556
Expenses
Management fees	4,281
12b-1 service fees – Class A	142
12b-1 distribution and service fees – Class C	567
12b-1 distribution and service fees – Class R3	283
Shareholders’ servicing agent fees and expenses	33
Custodian’s fees and expenses	1,285
Trustees’ fees and expenses	16
Professional fees	7,096
Shareholders’ reports – printing and mailing expenses	3,500
Federal and state registration fees	852
Other expenses	301
Total expenses before expense reimbursement	18,356
Expense reimbursement	(12,789)
Net expenses	5,567
Net investment income (loss)	(2,011)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(3,285)
Net unrealized appreciation (depreciation) of investments and foreign currency	453,255
Net realized and unrealized gain (loss)	449,970
Net increase (decrease) in net assets from operations	$447,959

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Changes in Net Assets

For the Period May 15, 2009 (commencement of operations) through July 31, 2009

Operations
Net investment income (loss)	$(2,011)
Net realized gain (loss) from investments and foreign currency	(3,285)
Net unrealized appreciation (depreciation) of investments and foreign currency	453,255
Net increase (decrease) in net assets from operations	447,959
Fund Share Transactions
Net proceeds from sale of shares	4,269,727
Cost of shares redeemed	(30,000)
Net increase (decrease) in net assets from fund share transactions	4,239,727
Net increase (decrease) in net assets	4,687,686
Net assets at the beginning of period	—
Net assets at the end of period	$4,687,686
Undistributed (Over-distribution of) net investment income at the end of period	$—

See accompanying notes to financial statements.

Nuveen Investments	13

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on May 15, 2009.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund ordinarily invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase and may invest up to 20% of its net assets in non-U.S. equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of up to 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will

14	Nuveen Investments

reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from investments and foreign currency” and “Net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Derivative Instruments

The Fund is authorized to invest in derivative instruments such as futures, interest rate swaps, total return swaps, non-U.S. currency swaps, credit default swaps, options or other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the period May 15, 2009 (commencement of operations) through July 31, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of July 31, 2009.

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,643,682	$—	$—	$4,643,682

Nuveen Investments	15

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Trust adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Fund did not invest in derivative instruments during the period May 15, 2009 (commencement of operations) through July 31, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 5/15/09 (commencement of operations) through 7/31/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	169,793	3,519,727
	207,293	4,269,727
Shares redeemed:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	(1,426)	(30,000)
	(1,426)	(30,000)
Net increase (decrease)	205,867	$4,239,727

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the period May 15, 2009 (commencement of operations) through July 31, 2009, aggregated $4,440,688 and $246,973, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At July 31, 2009, the cost of investments was $4,190,939.

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

Gross unrealized:
Appreciation	$457,886
Depreciation	(5,143)
Net unrealized appreciation (depreciation) of investments	$452,743

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

16	Nuveen Investments

The tax character of distributions paid during the Fund’s tax year ended July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

For the Period May 15, 2009 (commencement of operations) through July 31, 2009
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from May 15, 2009 (commencement of operations) through July 31, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $2,775 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen. Winslow Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2012, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares.

Nuveen Investments	17

Notes to Financial Statements (continued)

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2009, Nuveen owned 12,500 shares of each share class of the Fund.

8. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

18	Nuveen Investments

Financial Highlights

Nuveen Investments	19

Financial Highlights

Selected data for a share outstanding throughout each period: Class (Commencement Date)

		Investment Operations			Less Distributions

LARGE-CAP GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (5/09)
2009(e)	$20.00	$(.01)	$2.77	$2.76	$—	$—	$—	$22.76
Class C (5/09)
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	22.73
Class R3 (5/09)
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	22.75
Class I (5/09)
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	22.78

20	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

13.85%	$285	4.07	%*	(3.32	)%*	1.05	%*	(.29	)%*	1.05	%*	(.29	)%*	8%

13.65	284	4.82	*	(4.07	)*	1.80	*	(1.04	)*	1.80	*	(1.04	)*	8

13.75	284	4.33	*	(3.57	)*	1.30	*	(.54	)*	1.30	*	(.54	)*	8

13.90	3,835	2.69	*	(2.13	)*	.80	*	(.23	)*	.80	*	(.23	)*	8

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.

See accompanying notes to financial statements.

Nuveen Investments	21

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on February 26-28, 2009 (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Winslow Capital Management, Inc. (the “Sub-Adviser”). The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than the Sub-Adviser, which was recently acquired);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable affiliated and unaffiliated funds; and

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable affiliated and unaffiliated funds.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Investment Management Agreement. However, the Sub-Adviser was acquired by Nuveen on December 26, 2008 and is therefore a new sub-adviser for the Nuveen fund complex.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates (with respect to NAM) provide to the Nuveen funds and (with respect to NAM and the Sub-Adviser) are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

22	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore did not have its own performance history. However, the Independent Board Members received certain composite performance information of existing accounts advised by the Sub-Adviser and that employ the investment strategy the Sub-Adviser intends to follow in advising the Fund. More specifically, the Independent Board Members received composite performance information for certain tax-exempt large cap accounts advised by the Sub-Adviser, including, among other things, performance return information (on a gross and net basis) for the composite for each of the calendar years from 2000 through 2007 (as well as for part of 1999 and 2008) and for one, three and five years ending September 30, 2008 on an annualized basis, as well as such performance compared to the performance for those periods of the Russell 1000 Growth Index, the composite’s benchmark.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable affiliated and unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule and any applicable fee waivers and reimbursements to be provided. The Independent Board Members recognized that the proposed net management fee was lower than that of comparable Nuveen funds. With respect to the expense cap, Nuveen, among other things, agreed to waive fees and reimburse expenses through November 30, 2012 so that the Fund’s net total operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of fund shares. Given the lower level of the expense cap, the Independent Board Members recognized that the expense cap will apply after fund- and complex-level breakpoints. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other funds in the Nuveen complex as well as other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered certain information about the advisory fees for another investment company sub-advised by the Sub-Adviser.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than the Sub-Adviser, which was recently acquired) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data as well Nuveen’s operating margins compared to those of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending September 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

Nuveen Investments	23

Annual Investment Management Agreement Approval Process (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to Nuveen by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) Nuveen and its affiliates are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Generally, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. The Independent Board Members recognized that the expense cap proposed by Nuveen would apply after the fund- and complex-level breakpoints. However, the assets in the Fund will count towards the calculation of the complex-level fee breakpoints for other Nuveen funds. Based on their review, the Independent Board Members concluded that the proposed fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Fund’s principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered that the Sub-Adviser may benefit from soft dollar arrangements.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

24	Nuveen Investments

Notes

Nuveen Investments	25

Notes

26	Nuveen Investments

Notes

Nuveen Investments	27

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

28	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	29

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

30	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-WINSL-0709P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	9,180	0	2,750	0
Tradewinds Global All-Cap Fund	28,639	0	2,750	0
Santa Barbara Growth Opportunities Fund	5,720	0	2,750	0
Tradewinds International Value Fund	60,749	0	2,750	0
Symphony All-Cap Core Fund	5,705	0	0	0
Symphony Small-Mid Cap Core Fund	5,701	0	0	0
Santa Barbara Growth Fund	8,059	0	2,750	0
Symphony Large-Cap Value Fund	5,731	0	2,750	0
Symphony Mid-Cap Core Fund	5,706	0	0	0
Symphony Optimized Alpha Fund	5,785	0	2,750	0
Santa Barbara Mid-Cap Growth Fund [5]	5,693	0	0	0
Santa Barbara Strategic Growth Fund [5]	5,698	0	0	0
Symphony International Equity Fund	5,756	0	2,750	0
Symphony Large-Cap Growth Fund	6,056	0	0	0
Tradewinds Global Resources Fund	5,973	0	2,750	0
Tradewinds Emerging Markets Fund [6]	5,738	0	0	0
Tradewinds Japan Fund [6]	5,991	0	0	0
Santa Barbara EcoLogic Equity Fund [6]	5,738	0	0	0
Santa Barbara Growth Plus Fund [7]	5,737	0	0	0
Tradewinds Global All-Cap Plus Fund [7]	5,738	0	0	0
Santa Barbara Global Equity Fund [8]	6,825	0	0	0
Santa Barbara International Equity Fund [8]	6,825	0	0	0
Winslow Large-Cap Growth Fund [9]	6,825	0	0	0

Total	$219,568	$0	$24,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”
[5]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[6]	The Fund commenced operations December 29, 2008.
[7]	The Fund commenced operations December 30, 2008.
[8]	The Fund commenced operations April 24, 2009.
[9]	The Fund commenced operations May 15, 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Santa Barbara Growth Opportunities Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Symphony All-Cap Core Fund	0%	0%	0%	0%
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Santa Barbara Mid-Cap Growth Fund [1]	0%	0%	0%	0%
Santa Barbara Strategic Growth Fund [1]	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund [2]	0%	0%	0%	0%
Tradewinds Japan Fund [2]	0%	0%	0%	0%
Santa Barbara EcoLogic Equity Fund [2]	0%	0%	0%	0%
Santa Barbara Growth Plus Fund [3]	0%	0%	0%	0%
Tradewinds Global All-Cap Plus Fund [3]	0%	0%	0%	0%
Santa Barbara Global Equity Fund [4]	0%	0%	0%	0%
Santa Barbara International Equity Fund [4]	0%	0%	0%	0%
Winslow Large-Cap Growth Fund [5]	0%	0%	0%	0%

[1]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[2]	The Fund commenced operations December 29, 2008.
[3]	The Fund commenced operations December 30, 2008.
[4]	The Fund commenced operations April 24, 2009.
[5]	The Fund commenced operations May 15, 2009.

Fiscal Year Ended July 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	6,143	0	2,800	0
Tradewinds Global All-Cap Fund	20,220	0	2,800	0
Santa Barbara Growth Opportunities Fund	5,835	0	2,800	0
Tradewinds International Value Fund	51,772	0	2,800	0
Symphony All-Cap Core Fund	5,822	0	2,800	0
Symphony Small-Mid Cap Core Fund	5,820	0	2,800	0
Santa Barbara Growth Fund	6,164	0	2,800	0
Symphony Large-Cap Value Fund	5,827	0	2,800	0
Symphony Mid-Cap Core Fund	5,823	0	2,800	0
Symphony Optimized Alpha Fund	5,827	0	0	0
Santa Barbara Mid-Cap Growth Fund [5]	5,818	0	0	0
Santa Barbara Strategic Growth Fund [5]	5,819	0	0	0
Symphony International Equity Fund	6,825	0	0	0
Symphony Large-Cap Growth Fund	5,825	0	2,800	0
Tradewinds Global Resources Fund	5,834	0	0	0
Rittenhouse Growth Fund *	10,539	0	2,800	0
Tradewinds Emerging Markets Fund [6]	N/A	N/A	N/A	N/A
Tradewinds Japan Fund [6]	N/A	N/A	N/A	N/A
Santa Barbara EcoLogic Equity Fund [6]	N/A	N/A	N/A	N/A
Santa Barbara Growth Plus Fund [7]	N/A	N/A	N/A	N/A
Tradewinds Global All-Cap Plus Fund [7]	N/A	N/A	N/A	N/A
Santa Barbara Global Equity Fund [8]	N/A	N/A	N/A	N/A
Santa Barbara International Equity Fund [8]	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth Fund [9]	N/A	N/A	N/A	N/A

Total	$159,913	$0	$30,800	$0

*	The Rittenhouse Growth Fund merged with the Santa Barbara Dividend Growth Fund during fiscal 2009.
[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”
[5]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[6]	The Fund commenced operations December 29, 2008.
[7]	The Fund commenced operations December 30, 2008.
[8]	The Fund commenced operations April 24, 2009.
[9]	The Fund commenced operations May 15, 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Santa Barbara Growth Opportunities Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Symphony All-Cap Core Fund	0%	0%	0%	0%
Symphony Small-Mid Cap Core Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Symphony Large-Cap Value Fund	0%	0%	0%	0%
Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Symphony Optimized Alpha Fund	0%	0%	0%	0%
Santa Barbara Mid-Cap Growth Fund [1]	0%	0%	0%	0%
Santa Barbara Strategic Growth Fund [1]	0%	0%	0%	0%
Symphony International Equity Fund	0%	0%	0%	0%
Symphony Large-Cap Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Rittenhouse Growth Fund *	0%	0%	0%	0%
Tradewinds Emerging Markets Fund [2]	N/A	N/A	N/A	N/A
Tradewinds Japan Fund [2]	N/A	N/A	N/A	N/A
Santa Barbara EcoLogic Equity Fund [2]	N/A	N/A	N/A	N/A
Santa Barbara Growth Plus Fund [3]	N/A	N/A	N/A	N/A
Tradewinds Global All-Cap Plus Fund [3]	N/A	N/A	N/A	N/A
Santa Barbara Global Equity Fund [4]	N/A	N/A	N/A	N/A
Santa Barbara International Equity Fund [4]	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth Fund [5]	N/A	N/A	N/A	N/A

*	The Rittenhouse Growth Fund merged with the Santa Barbara Dividend Growth Fund during fiscal 2009.
[1]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[2]	The Fund commenced operations December 29, 2008.
[3]	The Fund commenced operations December 30, 2008.
[4]	The Fund commenced operations April 24, 2009.
[5]	The Fund commenced operations May 15, 2009.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2009	Total Non-Audit Fees Billed to Trust		Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,750		0	0	2,750
Tradewinds Global All-Cap Fund	4,539	[1]	0	0	4,539
Santa Barbara Growth Opportunities Fund	2,750		0	0	2,750
Tradewinds International Value Fund	4,539	[1]	0	0	4,539
Symphony All-Cap Core Fund	0		0	0	0
Symphony Small-Mid Cap Core Fund	0		0	0	0
Santa Barbara Growth Fund	2,750		0	0	2,750
Symphony Large-Cap Value Fund	2,750		0	0	2,750
Symphony Mid-Cap Core Fund	0		0	0	0
Symphony Optimized Alpha Fund	2,750		0	0	2,750
Santa Barbara Mid-Cap Growth Fund [2]	0		0	0	0
Santa Barbara Strategic Growth Fund [2]	0		0	0	0
Symphony International Equity Fund	2,750		0	0	2,750
Symphony Large-Cap Growth Fund	0		0	0	0
Tradewinds Global Resources Fund	6,328	[1]	0	0	6,328
Tradewinds Emerging Markets Fund [3]	0		0	0	0
Tradewinds Japan Fund [3]	0		0	0	0
Santa Barbara EcoLogic Equity Fund [3]	0		0	0	0
Santa Barbara Growth Plus Fund [4]	0		0	0	0
Tradewinds Global All-Cap Plus Fund [4]	0		0	0	0
Santa Barbara Global Equity Fund [5]	0		0	0	0
Santa Barbara International Equity Fund [5]	0		0	0	0
Winslow Large-Cap Growth Fund [6]	0		0	0	0

Total	$31,905		$0	$0	$31,905

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[2]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[3]	The Fund commenced operations December 29, 2008.
[4]	The Fund commenced operations December 30, 2008.
[5]	The Fund commenced operations April 24, 2009.
[6]	The Fund commenced operations May 15, 2009.

Fiscal Year Ended July 31, 2008	Total Non-Audit Fees Billed to Trust		Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,800		0	0	2,800
Tradewinds Global All-Cap Fund	5,515	[1]	0	0	5,515
Santa Barbara Growth Opportunities Fund	2,800		0	0	2,800
Tradewinds International Value Fund	5,515	[1]	0	0	5,515
Symphony All-Cap Core Fund	2,800		0	0	2,800
Symphony Small-Mid Cap Core Fund	2,800		0	0	2,800
Santa Barbara Growth Fund	2,800		0	0	2,800
Symphony Large-Cap Value Fund	2,800		0	0	2,800
Symphony Mid-Cap Core Fund	2,800		0	0	2,800
Symphony Optimized Alpha Fund	0		0	0	0
Santa Barbara Mid-Cap Growth Fund [2]	0		0	0	0
Santa Barbara Strategic Growth Fund [2]	0		0	0	0
Symphony International Equity Fund	0		0	0	0
Symphony Large-Cap Growth Fund	2,800		0	0	2,800
Tradewinds Global Resources Fund	625	[1]	0	0	625
Rittenhouse Growth Fund *	2,800		0	0	2,800
Tradewinds Emerging Markets Fund [3]	N/A		N/A	N/A	N/A
Tradewinds Japan Fund [3]	N/A		N/A	N/A	N/A
Santa Barbara EcoLogic Equity Fund [3]	N/A		N/A	N/A	N/A
Santa Barbara Growth Plus Fund [4]	N/A		N/A	N/A	N/A
Tradewinds Global All-Cap Plus Fund [4]	N/A		N/A	N/A	N/A
Santa Barbara Global Equity Fund [5]	N/A		N/A	N/A	N/A
Santa Barbara International Equity Fund [5]	N/A		N/A	N/A	N/A
Winslow Large-Cap Growth Fund [6]	N/A		N/A	N/A	N/A

Total	$36,855		$0	$0	$36,855

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

*	The Rittenhouse Growth Fund merged with the Santa Barbara Dividend Growth Fund during fiscal 2009.
[1]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[2]

Santa Barbara Mid-Cap Growth Fund and Santa Barbara Strategic Growth Fund were formally known as Rittenhouse Mid-Cap Growth Fund and Rittenhouse Strategic Growth Fund, respectively as of August 10, 2009.

[3]	The Fund commenced operations December 29, 2008.
[4]	The Fund commenced operations December 30, 2008.
[5]	The Fund commenced operations April 24, 2009.
[6]	The Fund commenced operations May 15, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 8, 2009